As filed with the Securities and Exchange Commission on February 26, 2026
File No. 333-255884
File No. 811-23661

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
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Post-Effective Amendment No. 85
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and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
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Amendment No. 87
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HARBOR ETF TRUST
(Exact name of Registrant as Specified in Charter)

111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606
(Address of Principal Executive Offices)
(312) 443-4400
(Registrant’s Telephone Number, including Area Code)

CHARLES F. MCCAIN, ESQ. Harbor ETF Trust 111 South Wacker Drive – 34th Floor Chicago, Illinois 60606	STEPHANIE A. CAPISTRON, ESQ. Dechert LLP One International Place – 40th Floor 100 Oliver Street Boston, Massachusetts 02110
(Name and address of Agents for Service)

It is proposed that this filing will become effective (check appropriate box)
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immediately upon filing pursuant to paragraph (b)
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on March 1, 2026 pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on     pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on     pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
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this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
Harbor ETF Trust
March 1, 2026
Fund	Exchange	Ticker

Harbor Active Small Cap ETF	NYSE Arca, Inc.	SMLL
Harbor Active Small Cap Growth ETF	NYSE Arca, Inc.	SGRW
Harbor AI Inflection Strategy ETF	NYSE Arca, Inc.	EPAI
Harbor Alpha Layering ETF	NYSE Arca, Inc.	HOLD
Harbor AlphaEdgeTM Large Cap Value ETF	NYSE Arca, Inc.	VLLU
Harbor AlphaEdgeTM Small Cap Earners ETF	NYSE Arca, Inc.	EBIT
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)	NYSE Arca, Inc.	SIHY
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	NYSE Arca, Inc.	SIFI
Harbor Commodity All-Weather Strategy ETF	NYSE	HGER
Harbor Disciplined Bond ETF	NYSE Arca, Inc.	AGGS
Harbor Dividend Growth Leaders ETF	NYSE	GDIV
Harbor Emerging Markets Select ETF	NYSE Arca, Inc.	EMES
Harbor Emerging Markets Equity ETF	NYSE Arca, Inc.	EPEM
Harbor Health Care ETF	NYSE Arca, Inc.	MEDI
Harbor Human Capital Factor US Large Cap ETF	NYSE Arca, Inc.	HAPI
Harbor Human Capital Factor US Small Cap ETF	NYSE Arca, Inc.	HAPS
Harbor International Compounders ETF	NYSE Arca, Inc.	OSEA
Harbor International Equity ETF	NYSE Arca, Inc.	EPIN
Harbor Long-Short Equity ETF	NYSE Arca, Inc.	LSEQ
Harbor Long-Term Growers ETF	NYSE	WINN
Harbor Mid Cap Core ETF	NYSE Arca, Inc.	EPMB
Harbor Mid Cap Value ETF	NYSE Arca, Inc.	EPMV
Harbor Multi-Asset Explorer ETF	NYSE Arca, Inc.	MAPP
Harbor Osmosis Emerging Markets Resource Efficient ETF	NYSE Arca, Inc.	EFFE
Harbor Osmosis International Resource Efficient ETF	NYSE Arca, Inc.	EFFI
Harbor PanAgora Dynamic Large Cap Core ETF	NYSE	INFO
Harbor SMID Cap Core ETF	NYSE Arca, Inc.	EPSB
Harbor SMID Cap Value ETF	NYSE Arca, Inc.	EPSV
Harbor Transformative Technologies ETF	NYSE Arca, Inc.	TEC
The Securities and Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) have not approved any Fund’s shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Harbor Active Small Cap ETF

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.80%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$82	$255	$444	$990

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of U.S. small cap companies. Under normal market circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small cap companies.
The Fund defines small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Index. As of January 31, 2026, the Index consisted of 1,944 securities with the largest company in the Index having a market capitalization of $38.2 billion and the median market capitalization of the Index being $987 million, but are expected to change frequently. The Fund may continue to hold securities that no longer meet this definition following the time of purchase.
Byron Place Capital Management, LLC, the Fund’s subadvisor (the “Subadvisor”), employs an active management approach that uses a proprietary bottom-up analysis to identify approximately 30 to 80 small cap companies that it believes have competitive advantages within their respective industries, business models positioned well for the long term, free cash flow generation that can be maintained over time and higher returns on invested capital than peer companies. Moreover, the Subadvisor seeks companies that it believes have management teams that have previously been successful in allocating capital and generating returns for shareholders. The Subadvisor employs fundamental and valuation analysis coupled with its own insights to drive investment decisions.
The Subadvisor’s process involves bottom-up research and selection of securities through:
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Metrics such as price to free cash flow, return on invested capital and level of purchases of shares by insiders;
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Analysis of a company’s competitive position through factors such as a company’s brand, proprietary products and technologies, and competitors;
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Analysis of the management team’s ability to manage a company’s capital well and generate consistent returns for shareholders;
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Valuation analysis to determine a stock’s intrinsic value and determine whether it is trading at a discount to that intrinsic value; and
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Evaluation of the risk-reward of investing in a particular stock through an assessment of various factors, including valuation and business risk
The Subadvisor’s decision to sell a security in the Fund’s portfolio occurs when there are changes in fundamentals to the Subadvisor’s analysis of a stock. The same inputs that go into deciding to buy a stock are assessed to determine whether to sell the stock. Sell discipline is also exercised when there is overvaluation by the market or when a stock is displaced by a better investment opportunity or idea.
The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund.

1

Fund Summary
Harbor Active Small Cap ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance

2

Fund Summary
Harbor Active Small Cap ETF

with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
New Subadvisor Risk: The Subadvisor has not previously served as advisor or sub-advisor to an exchange-traded fund or other registered fund. Funds and their advisors and subadvisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, the rules thereunder, and the Internal Revenue Code of 1986, as amended, that do not apply to the Subadvisor’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a fund from which to judge the Subadvisor, and the Subadvisor may not achieve the intended result in managing the fund.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadvisor and the Fund may need to forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	6.81%	Q4 2024
Worst Quarter	-5.43%	Q1 2025

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Active Small Cap ETF
Before Taxes	-6.23%	3.44%	08/28/2024
After Taxes on Distributions	-6.85%	2.80%
After Taxes on Distributions and Sale of Fund Shares	-3.43%	2.51%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	17.74%
Russell 2000® Index^^	12.81%	11.32%
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This index represents a broad measure of market performance.
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The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.

3

Fund Summary
Harbor Active Small Cap ETF

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Byron Place Capital Management, LLC (“Byron Place”) has subadvised the Fund since 2024.

Portfolio Manager
The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
Glenn Gawronski Byron Place Capital Management, LLC
Mr. Gawronski is the Principal Owner and Portfolio Manager at Byron Place and has served as a portfolio manager for the Fund since 2024.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the
Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

4

Harbor Active Small Cap Growth ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.80%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 Estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
ETF	$82	$255

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund commenced operations on January 14, 2026. Accordingly, there is no portfolio turnover rate for the fiscal year ended October 31, 2025.
Principal Investment Strategy
The Fund invests primarily in equity securities of U.S. small capitalization growth companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small cap companies that Granahan Investment Management LLC, the Fund’s subadviser (“Granahan” or the “Subadvisor”), considers “growth” stocks. Equity securities include, but are not limited to, common stock, preferred stock, other investment companies (including other exchange-traded funds (“ETFs”)), and American Depositary Receipts (“ADRs”).
The Fund defines small cap companies as those that, at the time of purchase, have market capitalizations that qualified them for inclusion in the Russell 2000® Growth Index (the “Index”) during the trailing 36 months. As of January 31, 2026, the largest company in the Index had a market capitalization of $38.2 billion, but is expected to change frequently. The Fund may continue to hold securities that no longer meet this small cap definition following the time of purchase. The Fund considers growth companies to be those that, in the judgement of the Subadvisor, have the potential to achieve above-average increases in revenues and earnings over a multi-year period.
Using a disciplined, fundamental, bottom-up approach to research, the Subadvisor invests in companies it believes are well managed, rapidly growing and undercovered and/or out of favor with the investment community. The Subadvisor generally expects such companies to demonstrate the capacity to grow revenues and earnings at rates of approximately 15% or more in the next three years. These expectations are based on the Subadvisor’s internal analysis and may not be consistent with consensus estimates or other third-party projections. The Subadvisor utilizes a team approach to portfolio management where each portfolio manager manages a portion of the Fund’s portfolio. The Fund will typically hold approximately 120 to 160 companies in its portfolio.
As part of its active management investment process, the Subadvisor places every company in the Fund’s portfolio into one of three proprietary investment categories: Core Growth, Pioneers and Special Situations (the “LifeCycle categories”). These LifeCycle categories each have different drivers to provide diversification and help mitigate risk in the Fund’s portfolio.
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Core Growth companies generally are quality companies that the Subadvisor believes have a solid record of growth, recurring revenues and good visibility on earnings.
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Pioneers are innovators and companies that the Subadvisor believes have unique, disruptive potential (i.e., the potential for creating new markets or disrupting established industries).
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Special Situations are companies that may not currently exhibit financial results consistent with the growth characteristics described above, but which the Subadvisor believes possess identifiable catalysts—such as new management or a new market for a product—that could result in future revenue and earnings growth consistent with the Fund’s investment objectives.
The common theme across the LifeCycle categories is high and/or accelerating earnings growth and demonstrating competitive advantages such as strong brand recognition, significant market share within its industry, proprietary technology or intellectual property, or other barriers to entry that position the company as a leader in the company’s market. The Subadvisor diversifies the Fund’s portfolio across the three LifeCycle categories to reflect its belief that growth stocks outperform over time, and seeks to ensure that it both capitalizes on dynamic emerging growth stocks and provides stability in the Fund’s portfolio through investing in undervalued stocks that it believes have bright earnings growth prospects.
The Subadvisor’s research into portfolio companies includes, but is not limited to, personal interviews with management and onsite

5

Fund Summary
Harbor Active Small Cap Growth ETF

visits to companies. Portfolio securities are assessed using criteria such as valuation, liquidity, purchases of shares by insiders, and conviction on the fundamentals to determine the most attractive names for the Fund’s portfolio.
The Fund primarily invests its assets in issuers located in the U.S. However, the Fund may also invest in non-U.S. companies that are listed and traded on U.S. exchanges. In addition to the investment considerations outlined above, the Subadvisor also evaluates issuers with respect to environmental, social and governance (“ESG”) factors and integrates consideration of these factors into its investment process. The Subadvisor may also engage with companies on ESG-related matters. The relevance and weight of specific ESG considerations may vary by issuer and depending on the industry, sector, geographic region or other factors and the nature of the issuer’s core business. ESG criteria represent only one of several factors considered in making investment decisions. Accordingly, ESG factors may not be assessed for every investment, and the Fund may invest in companies with lower ESG ratings when other investment considerations are deemed favorable.
The Fund may at times engage in active and frequent trading to achieve its principal investment strategies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Small Cap Risk: The Fund’s performance may be more volatile because it invests primarily in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Depositary Receipts Risk: American depositary receipts (or ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally

6

Fund Summary
Harbor Active Small Cap Growth ETF

trade on an established market in the U.S. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. American depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. American depositary receipts are subject to the risks associated with investing directly in foreign securities.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.
High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds and ETFs) are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadvisor and the Fund may need to forgo the investment at the time.
Performance
Because the Fund is newly organized, the Fund has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Granahan Investment Management LLC (“Granahan”) has subadvised the Fund since 2026.

Portfolio Manager
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Andrew L. Beja, CFA. Mr. Beja is Senior Vice President and Managing Director at Granahan and has served as a portfolio manager for the Fund since 2026.
Jeffrey A. Harrison, CFA. Mr. Harrison is Senior Vice President and Managing Director at Granahan and has served as a portfolio manager for the Fund since 2026.

7

Fund Summary
Harbor Active Small Cap Growth ETF

David M. Rose, CFA. Mr. Rose is Senior Vice President, Chief Investment Officer and Managing Director at Granahan and has served as a portfolio manager for the Fund since 2026.
Richard Watson, CFA. Mr. Watson is Senior Vice President at Granahan and has served as a portfolio manager for the Fund since 2026.
Kevin Jiang, CFA. Mr. Jiang is Vice President at Granahan and has served as a portfolio manager for the Fund since 2026.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

8

Harbor AI Inflection Strategy ETF

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.88%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.88%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 Estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
ETF	$90	$281

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. The Fund commenced operations on December 17, 2025. Accordingly, there is no portfolio turnover rate for the fiscal year ended October 31, 2025.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of companies for which the Subadvisor believes the enablement and/or adoption of artificial intelligence (AI) may play a material role in driving performance (“AI Companies”). AI Companies include the following:
■
Infrastructure enablers (e.g., companies involved in data center real estate and construction, power generation and cooling systems, computing power, high-speed computer networking and data storage)
■
Middleware platforms (e.g., cloud service providers, AI platforms and tools, and enterprise software integrators)
■
Adopters (companies using AI directly to enhance operations, reduce costs or create new revenue streams across industries, e.g., healthcare and life sciences, financial services, industrial and manufacturing, technology and internet, and consumer and retail)
■
Second-order beneficiaries (those who may benefit indirectly from the growth of AI in a manner distinct from using AI directly in their own operations, e.g., energy and utility companies supporting data center power demands, professional services assisting with AI implementation, training and consulting firms preparing workforces for AI adoption, and cybersecurity providers protecting AI-driven systems)
The Subadvisor considers AI to have the potential to play a material role in driving a company’s performance when the Subadvisor determines that AI-related opportunities represent a significant factor in the company’s investment thesis and are reasonably likely to have a meaningful impact on the company’s future financial performance or competitive position. This determination is based on the Subadvisor’s fundamental analysis of whether AI-related opportunities could significantly affect key financial or operational metrics such as revenue growth, profit margins, operational efficiency, market share, or competitive differentiation. The mix of companies in the portfolio will shift over time as new technologies supporting AI growth emerge (e.g., novel chip architecture, quantum hardware or next-generation cooling solutions), as market leaders in the AI ecosystem change and as various segments (for example, data center construction versus energy supply) grow or decline in importance depending on industry trends.
The Fund may invest in issuers of any market capitalization and may hold securities of both U.S. and non-U.S. companies, including those located in emerging markets. The Fund may also invest in depositary receipts representing such securities. The Fund will invest no more than 20% of the portfolio in non-U.S. companies.
The Subadvisor employs a disciplined investment approach that seeks to identify companies that, in the Subadvisor’s view, demonstrate strong business fundamentals, such as revenue growth, strong profit margins, manageable debt and strong cash flow, and earnings prospects that are not recognized by the market as a whole and therefore not reflected in the companies’ current market valuations. The Subadvisor uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio.
The Subadvisor uses statistical analysis designed to identify and manage specific risks in the Fund’s portfolio by measuring factors like value, earnings growth, volatility, and sector weightings, seeking to minimize unexpected losses and improve risk-adjusted returns. The Subadvisor may incorporate environmental, social and

9

Fund Summary
Harbor AI Inflection Strategy ETF

governance considerations as a component of its risk analysis. Any attempts to limit risk are not guaranteed to be successful. The Fund’s sector weightings are an outgrowth of individual stock selection.
The Subadvisor may sell a stock if one of the following situations arises:
■
The company’s stock performs in line with the Subadvisor’s expectations and reaches or exceeds a price projected by the Subadvisor;
■
The investment process identifies a company the Subadvisor believes has superior return and risk characteristics. In this situation, the more attractive stock would force them to sell the less attractive stock so that they continue to own only their best investment ideas; or
■
The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.
The Fund’s portfolio is expected to consist of approximately 30-50 companies. The Fund concentrates its investments (i.e., holds more than 25% of its total assets) in the groups of industries that comprise the information technology and industrials sectors. The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Artificial Intelligence Risk: Companies that the Subadvisor believes have the potential for growth tied to AI may not in fact be successful. Companies seeking to enable and/or adopt AI may fail to do so successfully. Issuers engaged in AI typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and issuers’ products and services may become obsolete. Further, many companies involved in, or exposed to, AI-related businesses may be substantially exposed to the market and business risks of other industries or sectors, and the Fund may be adversely affected by negative developments impacting those companies, industries or sectors. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. A failure in an issuer’s product or even questions about the safety of the product could be devastating to the issuer, especially if it is the marquee product of the issuer. It can be difficult to accurately capture what qualifies as an AI company. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. AI technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. AI companies may face regulatory fines and penalties, including potential forced break-ups, that could hinder the ability of the companies to operate on an ongoing basis. Country, government, and/or region-specific regulations or restrictions could have an impact on AI and big data companies.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that

10

Fund Summary
Harbor AI Inflection Strategy ETF

supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Concentration Risk: To the extent that the Fund concentrates in an industry or group of industries, it will be subject to the risk that economic, political, or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if its assets were invested in a wider variety of industries.
Industrial Sector Risk: Companies in the industrial sector face a variety of risks, including commodity price volatility, supply chain disruptions, potential obsolescence of technologies, economic downturns, and increasing competition. The sector is also under pressure to address climate change and transition to a low-carbon economy, which creates transition risk.
Information Technology Sector Risk: Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities, which include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
ESG Factors Risk: The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. The consideration of ESG factors by the Subadvisor and/or Advisor, as applicable, could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor and/or Advisor, as applicable, in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Securities Risk: An investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Additionally, small-

11

Fund Summary
Harbor AI Inflection Strategy ETF

and mid-cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on larger capitalized companies. Likewise, large cap stocks may fall out of favor relative to small- and mid-cap stocks, which may cause the Fund to underperform other equity funds that focus on smaller capitalized companies.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Unrelated Business Risk: Many of the companies in which the Fund will invest have other business lines unrelated to one of the thematic categories. These other lines of business could adversely affect those firms’ operating results and, in turn, hurt the Fund’s performance. The operating results of companies with other business lines may fluctuate independently of the fluctuations in the relevant thematic category businesses. In addition, a particular company’s ability to engage in new business activities may expose it to additional risks for which it has less experience than its existing business lines. Despite a company’s possible success in activities linked to its use of one or more of the thematic categories, there can be no assurance that its other lines of business will not adversely affect the company’s business, financial condition, or market value. In addition, a particular company’s unrelated businesses may impact the Fund’s investment returns and it may be difficult to isolate thematic category-related returns from other return sources.
Performance
Because the Fund is newly organized, the Fund has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
EARNEST Partners LLC (“EARNEST Partners”) has subadvised the Fund since 2025.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Paul E. Viera EARNEST Partners LLC
Mr. Viera is the Chief Executive Officer, a Portfolio Manager and the founder of EARNEST Partners and has managed the Fund since December 2025.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

12

Harbor Alpha Layering ETF

Fund Summary
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.69%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.70%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund (inclusive of any expenses of a wholly owned subsidiary of the Fund), except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 Estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
ETF	$72	$224

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from August 13, 2025 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 20%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund seeks to achieve its investment objective by investing in two complementary investment strategies. The Fund’s subadvisor, PanAgora Asset Management, Inc., (“PanAgora” or the “Subadvisor”), employs a quantitative approach that “layers” an active, trend-following managed futures strategy on top of a passive position that is intended to replicate the returns of the S&P 500 Index (the “Index”). One dollar invested in the Fund provides a total exposure of approximately one dollar and fifty cents (150% total exposure), which is allocated 75% to the long passive U.S. equity strategy and 75% to the managed futures strategy. The Fund achieves its 150% total exposure by using leverage in the form of futures and forward contracts. Futures contracts and forward contracts result in leverage because they allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result of the Fund’s strategies, the Fund may have highly leveraged exposure to one or more asset classes at times, resulting in gross exposure (long plus short) significantly in excess of 150% total exposure. The Fund’s two strategies are not designed to have any target correlation to each other (positive or negative). Each strategy is discussed in more detail below.
The Fund’s long passive U.S. equity strategy seeks to provide returns similar to those of the Index primarily through the use of futures contracts. The Index is comprised of the 500 leading companies listed on stock exchanges in the U.S. (i.e., large-cap common stock of U.S. issuers). The Fund may also make direct investments in the Index constituents and in other investment companies. Under normal circumstances, the Fund’s exposure to the long passive U.S. equity strategy will represent approximately 75% of the Fund’s exposure.
The Fund’s managed futures strategy is a trend-following strategy utilizing quantitative techniques to gain exposure across global equities, fixed income, currencies and commodities markets. A trend-following strategy is one that seeks to identify and profit from price trends (i.e., by buying when prices are rising and selling or shorting when prices are declining). Trend-following strategies have the potential to perform well during trending markets, persistently volatile markets and/or during periods of market stress; however, they may experience flat or negative performance during periods in which no major price trends develop or when markets exhibit short-term volatility. The Fund achieves long and short exposure to these asset classes through investment in futures and forward contracts, either directly or indirectly through investment in the Subsidiary (as described below). There are no geographic limits on the market exposure of the Fund’s assets. This flexibility allows the Subadvisor to look for investments or gain exposure to asset classes and markets around the world, including emerging markets, that it believes will enhance the Fund’s ability to meet its objective. The managed futures strategy is not intended to provide returns similar to those of the Index. Under normal circumstances, the Fund’s exposure to the managed futures strategy will represent approximately 75% of the Fund’s exposure.
Positions within the managed futures strategy are based on proprietary signals that aim to go “long” markets with positive trends and “short” markets with falling trends. Positions are determined by the recent, past return behavior of investments across these asset classes. If a particular market or asset class is experiencing prices increasing over the recent past, trend-following strategies will adopt or maintain a long position in that market or asset class. However, if a market or asset class is experiencing prices declining over the recent past, trend-following strategies will adopt or maintain a short position in that market or asset

13

Fund Summary
Harbor Alpha Layering ETF

class. The Subadvisor employs a proprietary framework using quantitative models that seek to identify these trends and allocate a weight to each market or asset class represented in the portfolio that will guide the long and short positioning. Each position size within the strategy is determined based on its historical volatilities and correlations.
The Fund will invest up to 25% of its total assets, as determined at the end of each fiscal quarter, in a wholly-owned and controlled subsidiary (the “Subsidiary”) organized under the laws of the Cayman Islands. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to commodity returns within the limits of the federal tax laws, which limit the ability of investment companies such as the Fund to invest directly in such instruments. The Subsidiary has the same investment objective and will follow the same investment policies and restrictions as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments (e.g., commodity futures). Except as noted, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Subsidiary is advised by Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Advisor”) and subadvised by the Subadvisor.
The Fund will frequently “roll-over” futures contracts, i.e., replace an expiring contract with a contract that expires further in the future. As a result, the Fund’s portfolio will typically have a high portfolio turnover rate.
The Fund (and the Subsidiary, as applicable) will also hold U.S. Treasury bills, money market funds, cash and cash equivalents (e.g., high quality commercial paper and similar instruments that are rated investment grade or, if unrated, of comparable quality, as the Advisor or Subadvisor determines) to serve as margin or collateralize the Fund’s or the Subsidiary’s investments in futures and forward contracts, or otherwise to provide liquidity.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first nine risks) include:
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadvisor which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
Short Position Risk: Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
Leveraging Risk: The Fund’s use of certain investments, such as derivative instruments, including futures contracts, and certain other transactions can give rise to leverage within the Fund’s portfolio, which could cause the Fund’s returns to be more volatile than if leverage had not been used.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.

14

Fund Summary
Harbor Alpha Layering ETF

Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Commodity Risk: The Fund has exposure to commodities through investments (either directly or through the Subsidiary) in commodity-linked derivative instruments. Commodity prices are generally affected by, among other factors, the cost of producing, transporting and storing commodities, changes in consumer or commercial demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, weather, political and other global events, global economic factors and government intervention in or regulation of the commodity or commodity futures markets.
Commodity-Linked Derivatives Risk: The Fund’s investments in commodity-linked derivative instruments (either directly or through the Subsidiary) may subject the Fund to significantly greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by prevailing spot prices (the price at which a commodity can be bought or sold for immediate delivery) for the underlying commodity, supply and demand, market activity, liquidity, economic, financial, political regulatory, geographical, biological or judicial events, and the general interest rate environment. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade, or the applicable clearing house may default or otherwise fail to perform. The Fund will incur certain costs as a result of its use of derivatives and is required to post margin in respect to certain of its holdings in derivatives. Costs incurred by the Fund as a result of its use of derivatives will ultimately be borne by shareholders.
The Fund’s use of commodity-linked derivatives will have a leveraging effect on the Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund otherwise would have had. The Fund’s exposure to leverage can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject and make the Fund more volatile.
Counterparty Risk: A counterparty may be unwilling or unable to meet its contractual obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults ion its payment obligations to the Fund, the value of an investment held by the Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States or other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Counterparties may be less willing to enter into transactions in stressed or volatile market conditions or may alter the terms they are willing to accept in such conditions. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund not

15

Fund Summary
Harbor Alpha Layering ETF

to be able to achieve its investment objective or to change its investment objective.
Currency Risk: The risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.
Emerging Market Risk: Because the Fund may invest in securities of emerging market issuers, an investment in the Fund may be subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds and ETFs) are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies. In addition to these risks, a sector ETF may fail to accurately track the market segment or index that underlies its investment objective and the market price of the underlying ETF’s shares may trade at a premium or a discount to their net asset value.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadvisor and the Fund may need to forgo the investment at the time.

16

Fund Summary
Harbor Alpha Layering ETF

Short Sales Risk: If the price of securities sold short increases, the Fund would be required to pay more to replace the borrowed securities than the Fund received on the sale of the securities. Because there is theoretically no limit to the amount of the increase in price of the borrowed securities, the Fund’s risk of loss on a short sale is potentially unlimited if the Fund misperceived or misjudged the relevant securities’ value. Short sales involve what is referred to as counterparty risk or the risk that a loss may be sustained as a result of the failure or inability of the broker-dealer through which the Fund made the short sale (the “counterparty”) to comply with the terms of the contract.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are the same as those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940 (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
Tax Risk: The ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the Internal Revenue Service (“IRS”) or the U.S. Department of the Treasury.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.
Performance
Because the Fund is newly organized, the Fund has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
PanAgora Asset Management, Inc. (“PanAgora”) has subadvised the Fund since 2025.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Bryan D. Belton, CFA PanAgora Asset Management, Inc.
Mr. Belton is the President and Chief Executive Officer of PanAgora and has served as a portfolio manager for the Fund since 2025.
Edward Qian, Ph.D. PanAgora Asset Management, Inc.
Dr. Qian is the Head of Multi Asset Research and Chief Investment Officer of Multi Asset Investments at PanAgora and has served as a portfolio manager for the Fund since 2025.
Jon Beaulieu, CFA PanAgora Asset Management, Inc.
Mr. Beaulieu is a Director in the Multi Asset group at PanAgora and has served as a portfolio manager for the Fund since 2025.
Vic Malla, CFA PanAgora Asset Management, Inc.
Mr. Malla is a Research Analyst in the Multi Asset group at PanAgora and has served as a portfolio manager for the Fund since 2025.

17

Fund Summary
Harbor Alpha Layering ETF

Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

18

Harbor AlphaEdge™ Large Cap Value ETF

Fund Summary
Investment Objective
The Fund seeks to provide investment results that track, before fees and expenses, the performance of the Harbor AlphaEdgeTM Large Cap Value Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.25%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$26	$80	$141	$318

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund employs an indexing (or “passive”) investment approach designed to track the performance of the Index, which is constructed by Harbor Capital Advisors, Inc. (“Harbor Capital,” the “Advisor” or the “Index Provider”) using a proprietary, rules-based methodology. The Index consists of equity securities of U.S.-listed companies that exhibit attractive valuation along with positive fundamental and price characteristics according to the Index Provider’s methodology. The Fund invests at least 80% of its total assets in securities that are included in the Index.
The Index construction process involves the following steps:
■
The Index Provider identifies the universe of securities eligible to be included in the Index (the “Index Universe”). The Index Universe consists of U.S.-listed equity securities selected from among the largest U.S. companies by market capitalization in accordance with the Index methodology.
■
The Index Provider then scores each company in the Index Universe based on its proprietary stock selection scoring model, which assesses companies across five individual factor composites: Capital Deployment, Momentum, Quality, Risk and Valuation. Each individual factor composite reflects a combination of various factors or metrics. The individual factor composites are combined to produce an overall stock selection score. The weighting of the individual factor composites to produce a security’s overall stock selection score varies based on several inputs, including factor diversification (balancing exposure across different investment factors) and the prevailing business cycle regime. The business cycle regime is used to identify the current environment for riskier assets by evaluating various economic conditions (e.g. growth, liquidity, inflation, sentiment).
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Index constituents are selected and weighted for inclusion in the Index using a proprietary optimization process, which is designed to maximize expected returns—based on the overall stock selection score—subject to certain risk management parameters (i.e. guardrails to help control overall portfolio risk). Companies in the Index Universe with the lowest Valuation factor composites (suggesting a higher valuation), according to the Index Provider’s proprietary scoring model, are excluded from the optimization.
The Index typically includes between 50 and 150 equity securities. As of February 25, 2026, the Index consisted of 75 securities with a market capitalization range of approximately $281 million to $3.8 trillion, with a median market capitalization of $43 billion.
The Index has been created by Harbor Capital and is calculated, published and distributed by Solactive AG (“Solactive”). The Index is normally reconstituted and rebalanced monthly. The Fund will concentrate its investments in a particular industry or group of industries from time to time to approximately the same extent that the Index concentrates in an industry or group of industries. The Index and, therefore, the Fund may also from time to time have significant exposure to particular sectors. As of December 31, 2025, the Index has significant exposure to the financials sector. The components of the Index, the number of components and the degree to which these components represent certain sectors, industries, or groups of industries may change over time.
The Fund uses an indexing investment approach to attempt to approximate, before fees and expenses, the investment performance of the Index. The Fund generally will use a replication strategy, which means that the Fund seeks to hold each security found in the Index in approximately the same proportion as represented

19

Fund Summary
Harbor AlphaEdge™ Large Cap Value ETF

in the Index itself. However, the Fund may under certain circumstances use a representative sampling strategy, which means the Fund would invest in a representative sample of securities with an investment profile, collectively, similar to that of the Index. The Fund does not take temporary defensive positions when markets decline or appear overvalued. The Fund may also invest in cash and cash equivalents, including shares of money market funds.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Value Style Risk: Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Risks Associated with Index Funds: The Fund is managed to seek to track, before fees and expenses, the performance of the Index. Therefore, unless a specific security is removed from the Index because it no longer qualifies to be included in the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, it is possible that the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values, which could have a negative effect on the Fund’s performance.  The Advisor will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more securities. Unusual market conditions or other unforeseen circumstances (such as natural disasters, pandemics, political unrest or war) may impact the Index Provider and could cause the Index Provider to change the rebalance schedule of the Index. This could cause the Index to vary from its normal or expected composition. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Index may increase the costs to and the tracking error risk of the Fund.
Additional risks associated with index funds include:
Index Construction Risk: The Index Provider identifies companies for the Index based on a proprietary methodology. The theories and assumptions upon which the Index Provider bases the Index and/or the methodology used in evaluating companies for the Index may be unsound. The Index Provider and Solactive rely on third-party data they believe to be reliable in constructing the Index, but the providers of such data do not guarantee its accuracy, availability or timeliness. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide the intended exposure.
Index Tracking Risk: The Fund is not expected to track the performance of the Index at all times with perfect accuracy. The Fund’s return may not track the performance of the Index for a number of reasons. For example, tracking error may occur because of differences between the securities held in the Fund’s portfolio and the Index constituents, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, or differences in timing of the accrual of or the valuation of dividends or interest. Any transaction costs and market exposure arising from rebalancing the Fund’s portfolio to reflect changes in the composition of the Index will be borne directly by the Fund and its shareholders. The Fund may not be able to invest in certain Index constituents or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index.
Concentration Risk: To the extent that a significant portion of the Index consists of a particular industry or group of industries, the Fund may have significant exposure to such industry or group of industries and will be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industry or group of industries. Companies in the financials sector are subject to extensive government regulation and can be significantly affected by changes in interest rates, availability and cost of capital funds, the rate of corporate and consumer debt defaults, and price competition.

20

Fund Summary
Harbor AlphaEdge™ Large Cap Value ETF

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, affiliates of the Advisor, market makers, or other entities, including funds or accounts over which the Advisor, an affiliate of the Advisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, an affiliate of the Advisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund and additional indexes over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

21

Fund Summary
Harbor AlphaEdge™ Large Cap Value ETF

Calendar Year Total Returns for Institutional Class Shares

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	5.49%	Q2 2025
Worst Quarter	-0.90%	Q4 2024

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor AlphaEdge Large Cap Value ETF
Before Taxes	17.26%	14.16%	09/04/2024
After Taxes on Distributions	16.84%	13.62%
After Taxes on Distributions and Sale of Fund Shares	10.52%	10.78%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	19.14%
Harbor AlphaEdge Large Cap Value Index^^	17.50%	14.37%
Russell 1000® Value Index^^	15.91%	12.31%
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This index represents a broad measure of market performance.
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The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions”
due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Stephen Cook, Chief Operating Officer and Senior Vice President, has managed the Fund since 2024.
Elizabeth Despain, Associate Index Portfolio Manager at Harbor Capital, has managed the Fund since March 2025.
James Erceg, Executive Vice President and Head of Product at Harbor Capital, has managed the Fund since 2024.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

22

Harbor AlphaEdge™ Small Cap Earners ETF

Fund Summary
Investment Objective
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Harbor AlphaEdge™ Small Cap Earners Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.29%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.29%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$30	$93	$163	$368

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund employs an indexing (or “passive”) investment approach designed to track the performance of the Index, which is constructed by Harbor Capital Advisors, Inc. (“Harbor Capital”, the “Advisor” or the “Index Provider”) in accordance with a proprietary, rules-based methodology. The Fund invests at least 80% of its total assets in securities that are included in the Index. The Index is designed to deliver exposure to equity securities of small cap U.S. companies that are profitable, or “small cap earners,” based on the Index Provider’s methodology.
Constituents of the Russell 2000® Index, which intends to track the performance of 2,000 U.S. small-cap equities, including real estate investment trusts (“REITs”), based on free float market capitalization at the time of Index reconstitution are eligible for inclusion in the Index (the “Index Universe”). All companies in the Index Universe that are “profitable” at the time of the Index reconstitution based on the Index Provider’s methodology are included in the Index. The Index Provider uses operating margin to determine profitability. Operating margin is one of several ways to measure a company’s profitability and is calculated by dividing a company’s operating income (or earnings) by its sales (or revenues). The Index Provider considers companies with operating margin of greater than or equal to 1%, measured using two calculations for the prior 12 quarters, to be profitable. Specifically, the Index Provider considers a company to be profitable where it meets both of the following profitability criteria: (1) median trailing 12-month operating margin over the prior 12 quarters greater than or equal to 1%; and (2) aggregate operating margin over the prior 12 quarters greater than or equal to 1%. Each Index constituent is weighted by profitability relative to other Index constituents over the trailing three-year period. As of December 31, 2025, the largest market capitalization in the Index Universe was $31.29 billion and the median market capitalization in the Index Universe was $987 million. The market capitalization range of the Index Universe is expected to change frequently.
The Index has been created by Harbor Capital and is calculated, published and distributed by Solactive AG (“Solactive”). The Index is reconstituted and rebalanced twice annually in accordance with the methodology. The Fund will concentrate its investments in a particular industry or group of industries from time to time to approximately the same extent that the Index concentrates in an industry or group of industries. The Index and, therefore, the Fund may also from time to time have significant exposure to particular sectors. As of December 31, 2025, the Index has significant exposure to the financials sector. The constituents of the Index, including the number of constituents and the degree to which these constituents represent certain sectors, industries, or groups of industries may change over time.
The Index Provider determines whether an issuer is a U.S. issuer by reference to the Russell 2000® Index methodology. For purposes of that methodology, an issuer is deemed to be a U.S. issuer if it is incorporated in, has a stated headquarters in, and trades in the U.S.; if any of these do not match, the methodology provides for consideration of certain additional factors.
The Advisor uses a representative sampling indexing approach to attempt to approximate, before fees and expenses, the investment performance of the Index. The Fund will invest in a representative sample of securities with an investment profile, collectively, similar to that of the Index. The securities selected are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

23

Fund Summary
Harbor AlphaEdge™ Small Cap Earners ETF

The Fund may also seek exposure to the Index through investments in Harbor AlphaEdge Small Cap Earners ETF, which also tracks the Index. The Fund does not take temporary defensive positions when markets decline or appear overvalued.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Small Cap Risk: The Fund’s performance may be more volatile because it invests in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks. In addition, the Index’s focus on “profitable” companies may cause the Fund to underperform the broader Index Universe.
Risks Associated with Index Funds: Because the Fund uses a representative sampling index strategy, the Fund will not fully replicate the Index. The Fund is managed to seek to track, before fees and expenses, the performance of the Index. Therefore, unless a specific security is removed from the Index because it no longer qualifies to be included in the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, it is possible that the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values, which could have a negative effect on the Fund’s performance.  The Advisor will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more securities. Unusual market conditions or other unforeseen circumstances (such as natural disasters, pandemics, political unrest or war) may impact the Index Provider and could cause the Index Provider to change the rebalance schedule of the Index. This could cause the Index to vary from its normal or expected composition. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Index may increase the costs to and the tracking error risk of the Fund.
Additional risks associated with index funds include:
Index Construction Risk: The Index Provider identifies companies for the Index based on a proprietary methodology. The theories and assumptions upon which the Index Provider bases the Index and/or the methodology used in evaluating companies for the Index may be unsound. The Index Provider and Solactive rely on third-party data they believe to be reliable in constructing the Index, but the providers of such data do not guarantee its accuracy, availability or timeliness. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide the intended exposure.
Index Tracking Risk: The Fund is not expected to track the performance of the Index at all times with perfect accuracy. The Fund’s return may not track the performance of the Index for a number of reasons. For example, tracking error may occur because of differences between the securities held in the Fund’s portfolio and the Index constituents, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, or differences in timing of the accrual of or the valuation of dividends or interest. Any transaction costs and market exposure arising from rebalancing the Fund’s portfolio to reflect changes in the composition of the Index will be borne directly by the Fund and its shareholders. The Fund may not be able to invest in certain Index constituents or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index.
Concentration Risk: To the extent that a significant portion of the Index consists of a particular industry or group of industries, the Fund may have significant exposure to such industry or group of industries and will be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industry or group of industries. Companies in the financials sector are subject to extensive government regulation and can be significantly affected by changes in interest rates, availability and cost of capital funds, the rate of corporate and consumer debt defaults, and price competition.

24

Fund Summary
Harbor AlphaEdge™ Small Cap Earners ETF

Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, affiliates of the Advisor, market makers, or other entities, including funds or accounts over which the Advisor, an affiliate of the Advisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, an affiliate of the Advisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
REIT Risk: REITs in which the Fund invests may decline in value as a result of factors affecting the real estate sector, such as changes in real estate values, changes in property taxes and government regulation affecting zoning, land use and rents, changes in interest rates, changes in the cash flow of underlying real estate assets, levels of occupancy, and market conditions, as well as the management skill and creditworthiness of the issuer.  Investments in REITs are also subject to additional risks, including the risk that REITs are unable to generate cash flow to make distributions to unitholders and fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund, and additional indexes over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

25

Fund Summary
Harbor AlphaEdge™ Small Cap Earners ETF

Calendar Year Total Returns

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	8.53%	Q3 2025
Worst Quarter	-6.99%	Q1 2025

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor AlphaEdge Small Cap Earners ETF
Before Taxes	6.86%	11.45%	07/09/2024
After Taxes on Distributions	6.34%	10.46%
After Taxes on Distributions and Sale of Fund Shares	4.39%	8.54%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	16.32%
Harbor AlphaEdge Small Cap Earners Index^^	7.61%	11.66%
Russell 2000® Index^^	12.81%	16.10%
̂
This index represents a broad measure of market performance.
̂̂
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions”
due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Stephen Cook, Chief Operating Officer and Senior Vice President, has managed the Fund since 2024.
Elizabeth Despain, Associate Index Portfolio Manager at Harbor Capital, has managed the Fund since March 2025.
James Erceg, Executive Vice President and Head of Product at Harbor Capital, has managed the Fund since 2024.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

26

Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)

Fund Summary
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.48%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.48%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$49	$154	$269	$604

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a portfolio of below investment-grade corporate bonds, commonly referred to as “high yield” or “junk” bonds, or unrated securities that Ares Systematic Credit Limited (the “Subadvisor”) considers to be of an equivalent credit quality, which may be represented by derivative instruments, including futures and swaps. The Subadvisor determines whether a bond is rated below investment grade using a composite rating calculated by assigning a numerical value to those ratings of Moody’s, S&P and Fitch which are available for the bond and averaging those amounts to determine the rating. The Fund invests primarily in U.S. dollar denominated securities, including those of foreign issuers. Derivative instruments in which the Fund may invest include credit-default swaps and U.S. Treasury futures. The Fund may also invest in exchange-traded funds to manage aggregate portfolio exposures.
The Subadvisor follows a systematic investment process based on the testing of investment hypotheses using historical data. The Subadvisor’s portfolio management team retains discretion with respect to all investment decisions.
The Subadvisor’s investment process utilizes proprietary quantitative models to produce investment recommendations. The Subadvisor generates proprietary insights based on its experience and reasoned intuition to form an investment hypothesis. Using historical market data, the Subadvisor back-tests each investment hypothesis to determine whether actual observations appear consistent with the hypothesis over time. The Subadvisor’s back-testing process involves the development of research parameters, internal peer review, and consideration of a wide range of analyses. Insights are weighted in the Subadvisor’s models according to their deemed strength in predicting returns, as determined by the Subadvisor through this testing process. In managing the Fund, the Subadvisor will rely on insights that seek to target idiosyncratic company and security specific risk, which form the basis of security selection decisions and assess metrics such as company strength, company outlook, and credit spreads. In addition, the Fund will rely on the Subadvisor’s market timing insights which the Subadvisor uses to form a view on the attractiveness of credit and interest rate markets and assess metrics such as market expectations for growth and credit default rates. The Subadvisor’s models consider data from multiple sources, including issuer-specific and macroeconomic information such as company cash flow, default risk, and earnings expectations.
As part of its investment process with respect to each corporate bond portfolio investment, the Subadvisor may consider environmental, social and governance (“ESG”) factors that it believes may have an impact on an issuer and the value of its securities.
The Subadvisor expects that a majority of the Fund’s total returns in excess of that of the Fund’s benchmark will be generated from security selection of high yield bonds. Positions are sized based on an optimization which aims to effectively translate the insights gleaned from the Subadvisor’s proprietary models into portfolio positions. The Subadvisor’s optimization process seeks to maximize total returns while minimizing expected risk and transaction costs. The Subadvisor conducts performance measurement to seek to validate the accuracy of the investment process with the aim of achieving continuous improvement over time.
Duration/Maturity: Duration is one of the characteristics that may be considered in investment process. The Fund does not focus

27

Fund Summary
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)

on bonds with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range.
Credit Quality: The Fund invests primarily in below investment-grade debt securities, commonly referred to as “high yield” or “junk” bonds, but may invest in other fixed income instruments. As such, the Fund’s weighted average portfolio quality varies from time to time, depending on the level of assets allocated to such securities. The Subadvisor does not seek to actively invest in defaulted securities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield” or “junk” bonds). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Quantitative Analysis Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case,
APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Inflation Risk: As inflation rises, the value of assets of or income, from the Fund’s investments may be worth less, as inflation decreases the value of payments at future dates. As a result, the real value of the Fund’s portfolio could decline.

28

Fund Summary
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)

Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadvisor and/or Advisor, as applicable, which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor and/or Advisor, as applicable, could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor and/or Advisor, as applicable, in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
ETF Risk: The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Liquidity Risk: A particular investment may be difficult to purchase or sell and the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the

29

Fund Summary
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)

exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

20
15
10
5
0
-5
-10
Percent (%)
13.68
8.52
8.30
-7.89
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	7.83%	Q4 2023
Worst Quarter	-8.48%	Q2 2022
Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)
Before Taxes	8.30%	4.95%	09/14/2021
After Taxes on Distributions	4.99%	2.01%
After Taxes on Distributions and Sale of Fund Shares	4.84%	2.45%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
Bloomberg U.S. Aggregate Bond Index^	7.30%	-0.34%
ICE BofA U.S. High Yield (H0A0)^^	8.50%	4.03%
^
This index represents a broad measure of market performance.
^^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.

30

Fund Summary
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Ares Systematic Credit Limited (“Ares Systematic Credit”) has subadvised the Fund since 2021. Ares Systematic Credit (formerly, BlueCove Limited) is a wholly owned subsidiary of Ares Management Corporation.

Portfolio Managers
Ares Systematic Credit employs a team approach in which a number of portfolio management individuals will be involved in the day-to-day investment decision making of the Fund. Mr. Brodsky, Mr. Harper, Mr. Thomas and Mr. Flannery are jointly responsible for managing the Fund.
Benjamin Brodsky, CFA Ares Systematic Credit Limited
Mr. Brodsky is Chief Investment Officer of Ares Systematic Credit and has managed the Fund since 2021.
Michael Harper, CFA Ares Systematic Credit Limited
Mr. Harper is Head of Portfolio Management of Ares Systematic Credit and has managed the Fund since 2021.
Benoy Thomas, CFA Ares Systematic Credit Limited
Mr. Thomas is Head of Credit of Ares Systematic Credit and has managed the Fund since 2021.
Garth Flannery, CFA Ares Systematic Credit Limited
Mr. Flannery is Head of Asset Allocation of Ares Systematic Credit and has managed the Fund since 2021.
Giancarlo Pesolillo, CFA Ares Systematic Credit Limited
Mr. Pesolillo is a Portfolio Manager at Ares Systematic Credit and has managed the Fund since 2025.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

31

Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)

Fund Summary
Investment Objective
The Fund seeks income and total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.50%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$51	$160	$280	$628

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily in fixed income instruments, including fixed income derivative instruments such as credit default swaps and U.S. Treasury futures. The Fund may invest in exchange-traded funds to manage aggregate portfolio exposures. The Fund may also invest in the securities of foreign issuers, including emerging market bonds. The Fund may invest a majority of its assets in below investment-grade corporate bonds, commonly referred to as “high yield” or “junk” bonds, or unrated securities that Ares Systematic Credit Limited (the “Subadvisor”) considers to be of an equivalent credit quality. The Subadvisor determines whether a bond is rated below investment grade using a composite rating calculated by assigning a numerical value to those ratings of Moody’s, S&P and Fitch which are available for the bond and averaging those amounts to determine the rating.
The Subadvisor follows a systematic investment process based on the testing of investment hypotheses using historical data. The Subadvisor’s portfolio management team retains discretion with respect to all investment decisions.
The Subadvisor’s investment process utilizes proprietary quantitative models to produce investment recommendations. The Subadvisor generates proprietary insights based on its experience and reasoned intuition to form an investment hypothesis. Using historical market data, the Subadvisor back-tests each investment hypothesis to determine whether actual observations appear consistent with the hypothesis over time. The Subadvisor’s back-testing process involves the development of research parameters, internal peer review, and consideration of a wide range of analyses. Insights are weighted in the Subadvisor’s models according to their deemed strength in predicting returns, as determined by the Subadvisor through this testing process. In managing the Fund, the Subadvisor will rely on market timing insights, which form the basis of asset allocation decisions between corporate credit and interest rate markets and assess metrics such as market expectations for growth and credit default rates. In addition, the Fund will rely on the Subadvisor’s insights that seek to target idiosyncratic company and security specific risk by assessing metrics such as company strength, company outlook, and credit spreads. The Subadvisor’s models consider data from multiple sources, including macroeconomic and issuer-specific information such as default rates, risk appetite, and earnings expectations.
As part of its investment process with respect to each corporate bond portfolio investment, the Subadvisor may consider environmental, social and governance (“ESG”) factors that it believes may have an impact on an issuer and the value of its securities.
The Subadvisor expects that a majority of the Fund’s total returns will be generated from coupon income and from asset allocation decisions. Positions are sized based on an optimization which aims to effectively translate the insights gleaned from the Subadvisor’s proprietary models into portfolio positions. The Subadvisor’s optimization process seeks to maximize total returns while minimizing expected risk and transaction costs with an aim to manage volatility and drawdown risks. The Subadvisor conducts performance measurement to seek to validate the accuracy of the investment process through both insight and decision attribution, with the aim of achieving continuous improvement over time.
Duration/Maturity: Duration is one of the characteristics that may be considered in the investment process. The Fund does not focus on bonds with any particular duration or maturity and does not seek to maintain the maturity of the Fund’s portfolio in any particular range.

32

Fund Summary
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)

Credit Quality: Under normal market conditions, the Fund may invest the majority of its assets in below investment-grade debt securities, commonly referred to as “high yield” or “junk” bonds, in addition to investment-grade securities. As such, the Fund’s weighted average portfolio quality varies from time to time, depending on the level of assets allocated to such securities. The Subadvisor does not seek to actively invest in defaulted securities.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Quantitative Analysis Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Inflation Risk: As inflation rises, the value of assets of or income, from the Fund’s investments may be worth less, as inflation decreases the value of payments at future dates. As a result, the real value of the Fund’s portfolio could decline.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadvisor and/or Advisor, as applicable, which could result in

33

Fund Summary
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)

disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
Emerging Market Risk: Because the Fund may invest in securities of emerging market issuers, an investment in the Fund may be subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor and/or Advisor, as applicable, could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor and/or Advisor, as applicable, in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
ETF Risk: The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and trading issues risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield” or “junk” bonds). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which

34

Fund Summary
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)

could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Liquidity Risk: The market for high-yield bonds is less liquid than the market for investment-grade bonds. The Fund may at times have greater difficulty buying or selling specific high-yield bonds at prices the Subadvisor believes are reasonable, which would be adverse to the Fund. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

15
10
5
0
-5
-10
-15
Percent (%)
9.51
4.85
8.86
-10.85
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	6.77%	Q4 2023
Worst Quarter	-6.63%	Q1 2022

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)
Before Taxes	8.86%	2.28%	09/14/2021
After Taxes on Distributions	5.98%	0.08%
After Taxes on Distributions and Sale of Fund Shares	5.19%	0.75%
Comparative Index (reflects no deduction for fees, expenses or taxes)
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.34%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.

35

Fund Summary
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Ares Systematic Credit Limited (“Ares Systematic Credit”) has subadvised the Fund since 2021. Ares Systematic Credit (formerly, BlueCove Limited) is a wholly owned subsidiary of Ares Management Corporation
 .

Portfolio Managers
Ares Systematic Credit employs a team approach in which a number of portfolio management individuals will be involved in the day-to-day investment decision making of the Fund. Mr. Brodsky, Mr. Harper, Mr. Flannery and Mr. Thomas are jointly responsible for managing the Fund.
Benjamin Brodsky, CFA Ares Systematic Credit Limited
Mr. Brodsky is Chief Investment Officer of Ares Systematic Credit and has managed the Fund since 2021.
Michael Harper, CFA Ares Systematic Credit Limited
Mr. Harper is Head of Portfolio Management of Ares Systematic Credit and has managed the Fund since 2021.
Garth Flannery, CFA Ares Systematic Credit Limited
Mr. Flannery is Head of Asset Allocation of Ares Systematic Credit and has managed the Fund since 2021.
Benoy Thomas, CFA Ares Systematic Credit Limited
Mr. Thomas is Head of Credit of Ares Systematic Credit and has managed the Fund since 2021.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

36

Harbor Commodity All-Weather Strategy ETF

Fund Summary
Investment Objective
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Quantix Commodity Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.68%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.68%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund (inclusive of any expenses of a wholly owned subsidiary of the Fund), except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$69	$218	$379	$847

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund did not have a portfolio turnover rate because the Fund invested only in instruments that are excluded from portfolio turnover rate calculations.
Principal Investment Strategy
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Index, which was developed by Quantix Commodities Indices LLC (“QCI” or the “Index Provider”), an affiliate of Quantix Commodities LP, the Fund’s subadvisor (“Quantix” or the “Subadvisor”). The Index is composed of futures contracts on physical commodities and is constructed using QCI’s proprietary quantitative methodology, which considers a commodity’s relative inflation sensitivity and the relative cost of holding a “rolling” futures position in the commodity (as described below).
Under normal market conditions, the Index contains at least 15 U.S. dollar-denominated commodity futures traded on exchanges in the United States and United Kingdom. A commodity futures contract is a legal agreement to buy or sell a particular commodity (for example, metals, oil or agricultural products) at a predetermined price at a specified time in the future. As of the date of this Prospectus, the following commodity futures are considered for inclusion in the Index: WTI crude oil, Brent crude oil, heating oil, gasoil, RBOB gasoline, natural gas, corn, wheat, KC wheat, soybeans, soymeal, soybean oil, cocoa, cotton, coffee, sugar, live cattle, lean hogs, copper, aluminum, nickel, zinc, gold and silver.
Commodity futures in the eligible universe are selected for the Index and weighted based on Quantix’s quantitative methodology, which involves five steps:
Step 1: Quantix calculates the economic significance of each eligible commodity futures contract (i.e., the weight of each such commodity futures contract relative to the size of the eligible universe).
Step 2: Quantix calculates a “quality score” for each eligible commodity futures contract based on (i) the sensitivity of the futures contract to inflation and (ii) the cost of holding a rolling futures position in the contract. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. If the price for the new futures contract is lower than the price of the expiring contract, then the market for the commodity is said to be in “backwardation.” In these markets, roll returns are positive. The term “contango” is used to describe a market in which the price for a new futures contract is higher than the price of the expiring contract. In these markets, roll returns are negative. The quality score is negative for commodity futures contracts that have a relatively lower inflation sensitivity and/or roll return and positive for commodity futures contracts that have a relatively higher inflation sensitivity and/or roll return.
Step 3: The weights of eligible commodity futures contracts determined based on their economic significance are then adjusted based on their quality scores. A relatively low quality score results in a weight lower than the economic significance weight and a relatively high quality score results in a weight higher than the economic significance weight.
Step 4: Quantix applies maximum sector weights and maximum and minimum commodity weights to ensure diversification within the Index.
Step 5: Quantix utilizes its proprietary “Scarcity Debasement Indicator” (“SDI”) to determine whether the weight of gold-linked futures contracts should be adjusted based on the market environment. If the SDI signals an environment where inflation is more likely a result of a general shortage of commodities relative to demand, the weight of gold-linked futures contracts is as determined by steps 1 through 4. If the SDI signals an environment where inflation is more likely a result of currency debasement

37

Fund Summary
Harbor Commodity All-Weather Strategy ETF

(i.e., a weakening currency), the weight of gold-linked futures contracts is increased in accordance with the strength of the indicator.
The Index is calculated on a “total return” basis, meaning that the returns of the futures contracts included in the Index are combined with the returns on cash collateral invested in 13-week U.S. Treasury Bills. Under normal circumstances, the Index is reconstituted quarterly. QCI, as provider of the index, is responsible for index construction. The Index has been licensed to the Advisor by QCI and is calculated, published and distributed by Solactive AG (“Solactive”).
The Fund seeks to achieve its investment objective primarily by investing, through its Subsidiary (as defined below), in one or more excess return swaps on the Index. Excess return swaps are derivative contracts between two parties who exchange the return from a financial asset between them. The Fund will make payments to a swap dealer counterparty based on a set rate in exchange for payments based on the returns of the futures contracts comprising the Index. If the returns on those securities are positive, the counterparty will pay the Fund; in the event that the returns are negative, the Fund will make payments to the counterparty. The swaps may be terminated by the Subadvisor at any time. The Fund also holds U.S. Treasury securities and/or money market funds, which may be used as collateral for the Fund’s derivatives holdings or to generate interest income and capital appreciation on the cash balances arising from its use of derivatives (thereby providing a “total return” investment in the underlying commodity futures contracts).
The Fund may invest in commodity futures contracts if it at any time it is impractical or inefficient to gain full or partial exposure to a commodity through the use of excess return swaps, including on a different commodity (including commodities not included in the Index) that the Subadvisor believes will help the Fund achieve its investment objective.
To the extent that a significant portion of the Index consists of a particular sector or commodity, the Fund may have significant exposure to that sector or commodity. As of the date of this Prospectus, a significant portion of the Index consists of, and therefore the Fund has significant exposure to, the petroleum and precious metals sectors.
The Fund will invest up to 25% of its total assets, as determined at the end of each fiscal quarter, in a wholly owned and controlled subsidiary (the “Subsidiary”) organized under the laws of the Cayman Islands. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to commodity returns within the limits of the federal tax laws, which limit the ability of investment companies such as the Fund to invest directly in such instruments. The Subsidiary has the same investment objective and will follow the same general investment policies and restrictions as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in commodity-linked derivative instruments. Except as noted, references to the Fund’s investment strategies and risks include those of its Subsidiary. The Subsidiary is advised by Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Advisor”) and subadvised by the Subadvisor.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
Investors considering an investment in the Fund should be prepared to accept significant volatility in the Fund’s performance, particularly over shorter time periods. The Fund is not intended to serve as a core holding in an investor’s portfolio but instead should represent only a small portion of an investor’s overall diversified portfolio. Investors considering an investment in this Fund should be sure they carefully read and understand the investment strategies employed and the heightened risks associated with those strategies.
There is no guarantee that the investment objective of the Fund will be achieved. Commodities and commodity-linked derivative instruments can be significantly more volatile than other investments, such as stocks or bonds. Similarly, the Index can be significantly more volatile than broad market equity and fixed income indices. The value of your investment in the Fund may go down, which means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first six) include:
Commodity Risk: The Fund has exposure to commodities through investments (either directly or through the Subsidiary) in commodity-linked derivative instruments. Commodity prices are generally affected by, among other factors, the cost of producing, transporting and storing commodities, changes in consumer or commercial demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, weather, political and other global events, global economic factors and government intervention in or regulation of the commodity or commodity futures markets. The Fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products) in order to seek to track the Index. As a result, the Fund may be more susceptible to risks associated with those sectors.
Excess Return Swaps Risk: Excess return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Excess return swaps can have the potential for unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.
Index Construction Risk: QCI selects a limited number of commodity futures contracts for the Index based on its proprietary methodology. The theories and assumptions upon which QCI bases the Index and/or the methodology used in constructing the Index may be inaccurate. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. QCI’s assessment of a commodity and/or futures contract may differ from that of another investor or investment manager. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected by QCI or Solactive, respectively, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide the intended exposure. The Index Provider selects a limited number of commodity futures contracts for the Index based on its proprietary methodology. The theories and assumptions upon which the Index Provider bases the Index and/or the methodology used in constructing the Index may be inaccurate. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.  The Index Provider’s assessment of a commodity and/or futures contract may differ from that of another investor or investment manager. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different

38

Fund Summary
Harbor Commodity All-Weather Strategy ETF

investment styles.  The Index Provider’s assessment of a commodity and/or futures contract may differ from that of another investor or investment manager.
Risks Associated with Index Funds: The Fund is managed to seek to track, before fees and expenses, the performance of the Index. Therefore, unless a specific constituent is removed from the Index because it no longer qualifies to be included in the Index, the Fund generally would continue to have exposure to that Index constituent. If a specific constituent is removed from the Index, it is possible that the Fund may be forced to lose its exposure to such constituent at an inopportune time or for prices other than at current market values, which could have a negative effect on the Fund’s performance.  The Advisor will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more securities. Unusual market conditions or other unforeseen circumstances (such as natural disasters, pandemics, political unrest or war) may impact the Index Provider and could cause the Index Provider to change the rebalance schedule of the Index. This could cause the Index to vary from its normal or expected composition. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Index may increase the costs to and the tracking error risk of the Fund.
Additional risks associated with index funds include:
Index Construction Risk: The Index Provider selects a limited number of commodity futures contracts for the Index based on its proprietary methodology. The theories and assumptions upon which the Index Provider bases the Index and/or the methodology used in constructing the Index may be inaccurate. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.  The Index Provider’s assessment of a commodity and/or futures contract may differ from that of another investor or investment manager. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.  The Index Provider’s assessment of a commodity and/or futures contract may differ from that of another investor or investment manager. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide the intended exposure.
Index Tracking Risk: The Fund is not expected to track the performance of the Index at all times with perfect accuracy. The Fund’s return may not track the performance of the Index for a number of reasons. For example, tracking error may occur because of differences between the securities and other financial instruments held in the Fund’s portfolio and the Index constituents, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, or differences in timing of the accrual of or the valuation of dividends or interest. Any transaction costs and market exposure arising from rebalancing the Fund’s portfolio to reflect changes in the composition of the Index will be borne directly by the Fund and its shareholders. The Fund may not be able to invest in certain Index constituents or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. For tax efficiency purposes, the Fund may sell certain investments to realize losses causing it to deviate from the Index.
Concentration Risk: To the extent that a significant portion of the Index consists of a particular sector or commodity, the Fund may have significant exposure to such sector or commodity and will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or commodity will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sector or commodity.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. Further, AP concentration risk may be heightened for a fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for APs, which may limit the number of APs that engage with the fund. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that

39

Fund Summary
Harbor Commodity All-Weather Strategy ETF

supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Commodity-Linked Derivatives Risk: The Fund’s investments in commodity-linked derivative instruments (either directly or through the Subsidiary) may subject the Fund to significantly greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by prevailing spot prices (the price at which a commodity can be bought or sold for immediate delivery) for the underlying commodity, supply and demand, market activity, liquidity, economic, financial, political regulatory, geographical, biological or judicial events, and the general interest rate environment. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade, or the applicable clearing house may default or otherwise fail to perform. The Fund will incur certain costs as a result of its use of derivatives and is required to post margin in respect to certain of its holdings in derivatives. Costs incurred by the Fund as a result of its use of derivatives will ultimately be borne by shareholders.
The Fund’s use of commodity-linked derivatives will have a leveraging effect on the Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund otherwise would have had. The Fund’s exposure to leverage can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject and make the Fund more volatile.
Counterparty Risk: A counterparty may be unwilling or unable to meet its contractual obligations. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults ion its payment obligations to the Fund, the value of an investment held by the Fund may decline. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States or other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Counterparties may be less willing to enter into transactions in stressed or volatile market conditions or may alter the terms they are willing to accept in such conditions. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund, which may cause the Fund not to be able to achieve its investment objective or to change its investment objective.
Energy Sector Risk: The performance of energy-related commodities, including petroleum, is generally cyclical and highly dependent on energy prices. The market value of energy-related commodities may decline for many reasons, including, among others: changes in energy prices, exploration and production spending, and energy supply and demand; global political changes; terrorism, natural disasters and other catastrophes; changes in exchange rates; and government regulations, taxation policies, and energy conservation efforts. The energy sector has recently experienced increased volatility. In particular, significant market volatility in the crude oil markets as well as the oil futures markets resulted in the market price of the front month WTI crude oil futures contract falling below zero for a period of time.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds and ETFs) are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may

40

Fund Summary
Harbor Commodity All-Weather Strategy ETF

redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Precious Metals Investment Risk: Prices of precious metals, including gold and silver, and of precious metal-related financial instruments historically have been very volatile and may fluctuate sharply over short periods of time. The high volatility of precious metals prices may adversely affect the prices of financial instruments that derive their value from the price of underlying precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are the same as those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940 (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
Tax Risk: The ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the Internal Revenue Service (“IRS”) or the U.S. Department of the Treasury.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and additional indexes over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

25
20
15
10
5
0
Percent (%)
1.98
9.55
19.70
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	9.85%	Q4 2022
Worst Quarter	-9.81%	Q3 2022

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Commodity All-Weather Strategy ETF
Before Taxes	19.70%	10.57%	02/09/2022
After Taxes on Distributions	16.47%	8.56%
After Taxes on Distributions and Sale of Fund Shares	11.67%	7.34%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	12.50%
Quantix Commodity Total Return Index^^	20.90%	11.86%
Bloomberg Commodity Index Total ReturnSM^^	15.77%	4.31%
^
This index represents a broad measure of market performance.
^^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.

41

Fund Summary
Harbor Commodity All-Weather Strategy ETF

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Quantix Commodities LP (“Quantix”) has subadvised the Fund since 2022.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Don Casturo Quantix Commodities LP
Mr. Casturo is a Founding Partner and Chief Investment Officer at Quantix and has served as a portfolio manager for the Fund since 2025.
Daniel Cepeda Quantix Commodities LP
Mr. Cepeda is a Founding Partner and Portfolio Manager at Quantix and has served as a portfolio manager for the Fund since 2025.
Tom Glanfield Quantix Commodities LP
Mr. Glanfield is a Founding Partner and Portfolio Manager at Quantix and has served as a portfolio manager for the Fund since 2025.
Marta Kavchak Quantix Commodities LP
Ms. Kavchak is a Portfolio Manager at Quantix and has served as a portfolio manager for the Fund since 2025.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

42

Harbor Disciplined Bond ETF

Fund Summary
Investment Objective
The Fund seeks total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.35%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.35%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$36	$113	$197	$443

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily in U.S. dollar denominated fixed income securities. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of fixed income instruments. Fixed income instruments include, but are not limited to: obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; corporate debt securities; municipal debt securities; U.S. dollar-denominated debt of foreign issuers; and securitized debt including mortgage-backed and asset-backed securities, which may also include non-agency mortgage-backed securities. These securities may have different types of interest rate payment and reset terms. The Fund will not invest more than 5% of its total assets in the securities of any individual issuer, excluding debt issued or guaranteed, either implicitly or explicitly, by the U.S. Government or its agencies.
The Subadvisor’s approach is grounded in detailed bottom-up research and emphasizes careful security selection through:
■
Rigorous fundamental credit analysis of the issuer;
■
A detailed review of the structural features of the security; and
■
Relative-value comparisons to other opportunities.
In order to be selected for the portfolio, a security must be attractive with respect to all three of these factors. If one factor deteriorates, the security becomes a candidate for sale.
When forming an opinion on the creditworthiness of an issuer, the Subadvisor evaluates many factors, including financial performance, balance sheet strength, management quality, operating risk, market position, industry fundamentals, event risk, and economic sensitivity. The Subadvisor’s analysis also includes a review of the underlying structural features of a bond, such as coupon type, redemption features, level of subordination, and collateral.
The Subadvisor also evaluates issuers with respect to environmental, social and governance (“ESG”) factors and integrates consideration of these factors into its investment process. The Subadvisor may also engage with companies on ESG-related matters. The relevance and weight of specific ESG considerations may vary by issuer and depending on the industry, sector, geographic region or other factors and the nature of the issuer’s core business. ESG criteria represent only one of several factors considered in making investment decisions. Accordingly, ESG factors may not be assessed for every investment, and the Fund may invest in companies with lower ESG ratings when other investment considerations are deemed favorable.
The Subadvisor believes that it is difficult to predict the timing, direction, and magnitude of future interest-rate changes. Therefore, duration management and yield-curve positioning are not part of the Fund’s strategy.
The portfolio is constructed from the bottom up and is comprised of U.S. dollar-denominated securities. The Subadvisor sets sector allocations based on its views of relative values between sectors and opportunities at the security level. The Subadvisor also considers risk in its portfolio construction. The overall aim of the portfolio construction process is to craft a portfolio of attractively priced securities (relative to other opportunities in the universe) that when combined together in a portfolio provide what the Subadvisor believes will be attractive expected return, reasonable risk exposures, and adequate liquidity.
The Fund may also invest in preferred stock and convertible securities. The Fund may invest no more than 25% of its total assets in below investment-grade securities, preferred stock, and convertible securities.
Credit Quality: The Fund invests primarily in investment-grade securities, but may invest up to 20% of its total assets in below

43

Fund Summary
Harbor Disciplined Bond ETF

investment-grade securities, commonly referred to as “high-yield” or “junk” bonds, as rated by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, as determined by the Fund’s Subadvisor.
Duration: The Fund’s average duration, as calculated by the Subadvisor, is normally equal to that of the Bloomberg U.S. Aggregate Bond Index, plus or minus 0.5 years. The duration of the Bloomberg U.S. Aggregate Bond Index as of December 31, 2025 was 5.97 years. Average duration is a weighted average of all bond durations in the Fund’s portfolio, and is an approximate measure of the sensitivity of the market value of the Fund’s holdings to changes in interest rates. If the Fund’s duration is longer than the market’s duration, the Fund would be expected to experience a greater change in the value of its assets when interest rates are rising or falling than would the market as a whole.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events, and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Interest Rate Risk: As interest rates rise, the values of fixed income securities held by the Fund are likely to decrease and reduce the value of the Fund’s portfolio. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. For example, a 5 year average duration generally means the price of a fixed income security will decrease in value by 5% if interest rates rise by 1%. Rising interest rates may lead to increased redemptions, increased volatility and decreased liquidity in the fixed income markets, making it more difficult for the Fund to sell its fixed income securities when the Subadvisor may wish to sell or must sell to meet redemptions. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns or minimize the volatility of the Fund’s net asset value per share. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Mortgage- and Asset-Backed Securities Risk: Mortgage and other asset-backed securities are subject to credit, interest rate, extension, prepayment, and other risks. For mortgage and other asset-backed securities in the Fund’s portfolio that have embedded leverage, small changes in interest or prepayment rates may cause large and sudden price movements.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying

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Fund Summary
Harbor Disciplined Bond ETF

portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Convertible Securities Risk: Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities are subject to risks associated with debt instruments, including interest rate and credit risk. The values of convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to many of the same risks as investing in common stock. Convertible securities generally tend to be of lower credit quality. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Extension Risk: When interest rates are rising, certain callable fixed income securities may be extended because of slower than expected principal payments. This would lock in a below-market interest rate, increase the security’s duration and reduce the value of the security.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield” or “junk” bonds). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Liquidity Risk: A particular investment may be difficult to purchase or sell and the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. Valuation of investments may be difficult, particularly during periods of market volatility or reduced liquidity and for investments that trade infrequently or irregularly. In these circumstances, among others, an investment may be valued using fair value methodologies that are inherently subjective and reflect good faith judgments based on available information.
Municipal Risk: Municipal securities are debt issues of governmental bodies, other than the U.S. Government, within the United States, including securities issued by or on behalf of states, territories, and possessions of the United States, by the District of Columbia, and by political subdivisions and their duly constituted agencies and instrumentalities. Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities. In addition, in order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received by the Fund on the municipal securities to be taxable. The interest on these issues generally is not included in “gross income” for regular federal income tax purposes, subject, however, to many exceptions and limitations. Legislation to restrict or eliminate the federal income tax exemption for interest on municipal securities has, from time to time, been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Preferred Securities Risk: Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt securities in a company’s capital structure in terms of priority to corporate income, subjecting them to greater credit risk than those debt securities. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may obtain limited rights. In certain circumstances, an issuer of preferred securities may defer payment on the securities and, in some cases, redeem the securities prior to a specified date. Preferred securities may also be substantially less liquid than other securities, including common stock.
Prepayment Risk: When interest rates are declining, the issuer of a fixed income security, including a pass-through security such as a mortgage-backed or an asset-backed security, may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic

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Fund Summary
Harbor Disciplined Bond ETF

or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	5.14%	Q3 2024
Worst Quarter	-2.82%	Q4 2024
Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Disciplined Bond ETF
Before Taxes	7.31%	7.16%	05/01/2024
After Taxes on Distributions	4.96%	4.90%
After Taxes on Distributions and Sale of Fund Shares	4.29%	4.50%
Comparative Index (reflects no deduction for fees, expenses or taxes)
Bloomberg U.S. Aggregate Bond Index	7.30%	6.97%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Income Research + Management (“IR+M”) has subadvised the Fund since 2024.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.

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Fund Summary
Harbor Disciplined Bond ETF

James E. Gubitosi, CFA Income Research + Management
Mr. Gubitosi is a Co-Chief Investment Officer at IR+M and has served as a portfolio manager for the Fund since 2024.
Mike Sheldon, CFA Income Research + Management
Mr. Sheldon is a Co-Chief Investment Officer at IR+M and has served as a portfolio manager for the Fund since 2024.
Bill O’Neill, CFA Income Research + Management
Mr. O’Neill is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2024.
Jake Remley, CFA Income Research + Management
Mr. Remley is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2024.
Matt Walker, CFA Income Research + Management
Mr. Walker is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2024.
Rachel Campbell, CFA Income Research + Management
Ms. Campbell is a Portfolio Manager and the Director of Securitized Research at IR+M and has served as a portfolio manager for the Fund since 2024.
Wesly Pate, CFA Income Research + Management
Mr. Pate is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2025.
Ginny Schiappa, CFA Income Research + Management
Ms. Schiappa is a Senior Portfolio Manager at IR+M and has served as a portfolio manager for the Fund since 2025.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

47

Harbor Dividend Growth Leaders ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.50%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$51	$160	$280	$628

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying equity securities. The Fund invests primarily in equity securities, principally common and preferred stocks of large capitalization companies with a history of paying dividends or as determined by the Subadvisor’s analysis, the ability to increase dividends in the future.
The Subadvisor uses a bottom-up process to identify companies which meet the Subadvisor’s fundamental criteria that evaluates companies on earnings, free cash flow generation and return of capital priorities, including dividends and stock buybacks. In constructing the Fund’s portfolio, the Subadvisor seeks to identify companies that it believes possess the following quantitative and qualitative characteristics:
■
High quality balance sheet;
■
Good stewards of capital;
■
Consistent free cash flow generation; and
■
History of dividend increases.
The Subadvisor then performs a qualitative review of each identified company to select companies for inclusion in the Fund’s portfolio. Such review may include interviews and other contact with company management. The investment process generally results in a portfolio of 30-50 companies and, from time to time, may result in more substantial investments in particular sectors. Sector allocations are the outcome of the Subadvisor’s investment process.
The Fund may also invest in other equity securities, including master limited partnerships (“MLPs”), American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest in foreign securities (including through ADRs and GDRs), with such investments typically representing less than 35% of the Fund’s net assets.
The Subadvisor may sell a security if the security reaches or falls below a predetermined price target, a change in the company’s fundamentals negatively impacts the Subadvisor’s original investment thesis, there is a change in the company’s dividend policy, or the Subadvisor identifies what it believes to be a more attractive investment opportunity.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Dividend Paying Stock Risk: The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Additionally, companies may decrease or entirely halt dividend payments.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Fund Summary
Harbor Dividend Growth Leaders ETF

Equity securities generally have greater price volatility than fixed income securities.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities, which include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of

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Fund Summary
Harbor Dividend Growth Leaders ETF

the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
MLP Risk: MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Performance
The Fund acquired the assets and assumed the then-existing known liabilities of Westfield Capital Dividend Growth Fund (the “Predecessor Fund”) on May 20, 2022 and the Fund is the performance successor of the reorganization. This means that the Predecessor Fund’s performance and financial history are used by the Fund from the date of reorganization. Accordingly, the performance of the Fund for periods prior to the reorganization is the performance of the Predecessor Fund and the performance shown in the performance table for periods prior to July 26, 2013 is the performance of a private investment vehicle that predated the Predecessor Fund. The private investment vehicle was managed by the Subadvisor using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund and Predecessor Fund. However, the private investment vehicle was not a registered investment company and so it was not subject to the same investment and tax restrictions as the Fund and Predecessor Fund. If it had been, its performance may have been lower. The performance of the Predecessor Fund has not been restated to reflect the annual operating expenses of the Fund, which are lower than those of the Predecessor Fund. Because the Fund has different fees and expenses than the Predecessor Fund, the Fund would also have had different performance results.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

40
30
20
10
0
-10
-20
Percent (%)
8.31
21.51
-3.49
32.73
16.36
26.09
-12.17
15.41
14.78
10.91
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	14.29%	Q4 2021
Worst Quarter	-13.86%	Q4 2018

50

Fund Summary
Harbor Dividend Growth Leaders ETF

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Dividend Growth Leaders ETF
Before Taxes	10.91%	10.22%	12.31%	11.71%	04/30/2010
After Taxes on Distributions	10.58%	8.70%	10.58%	N/A
After Taxes on Distributions and Sale of Fund Shares	6.67%	7.81%	9.66%	N/A
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	14.42%	14.82%	13.94%
NASDAQ Dividend Achievers Select Total Return Index^^	14.20%	11.55%	13.27%	12.32%
^
This index represents a broad measure of market performance.
^^The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Westfield Capital Management Company, L.P. (“Westfield”) has subadvised the Fund since 2022.

Portfolio Manager
The portfolio manager is responsible for the day-to-day investment decision making for the Fund.
William A. Muggia Westfield Capital Management Company, L.P.
Mr. Muggia is the President, Chief Investment Officer, Chief Executive Officer, a Portfolio Manager and Managing Partner of Westfield and has managed the Fund since 2022 and the Predecessor Fund since 2013.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

51

Harbor Emerging Markets Equity ETF

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.84%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.84%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 Estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
ETF	$86	$268

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from June 4, 2025 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 5%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common stocks, of emerging markets companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies that are tied economically to emerging market countries. For purposes of this policy, equity securities are defined as an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stocks (including depositary receipts evidencing ownership of common stock), preferred stocks and other preferred securities, convertible securities, rights and warrants, and other securities, such as hybrid securities and trust preferred securities, believed to have equity-like characteristics. The Fund defines an emerging market country as any country included in the MSCI Emerging Markets Index.
The Subadvisor employs a disciplined investment approach that seeks to identify companies that, in the Subadvisor’s view, demonstrate strong business fundamentals, such as revenue growth, strong profit margins, manageable debt and strong cash flow, and earnings prospects that are not recognized by the market as a whole and therefore not reflected in the companies’ current market valuations. The Subadvisor uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio.
The Subadvisor uses statistical analysis designed to identify and manage specific risks in the Fund’s portfolio compared to its benchmark by measuring factors like value, earnings growth, volatility, and sector over and underweights, seeking to minimize unexpected losses and improve risk-adjusted returns. The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. Any attempts to limit risk are not guaranteed to be successful. The Fund’s sector weightings are an outgrowth of individual stock selection.
The Subadvisor may sell a stock if one of the following situations arises:
■
The company’s stock performs in line with the Subadvisor’s expectations and reaches or exceeds a price projected by the Subadvisor;
■
The investment process identifies a company the Subadvisor believes has superior return and risk characteristics. In this situation, the more attractive stock would force them to sell the less attractive stock so that they continue to own only their best investment ideas; or
■
The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.
The equity securities in which the Fund invests may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. The Fund invests in securities across the market capitalization spectrum. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
The Fund’s portfolio is expected to consist of approximately 40-70 companies.

52

Fund Summary
Harbor Emerging Markets Equity ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Emerging Market Risk: Because the Fund may invest in securities of emerging market issuers, an investment in the Fund may be subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should

53

Fund Summary
Harbor Emerging Markets Equity ETF

not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities, which include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.
ESG Factors Risk: The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. The consideration of ESG factors by the Subadvisor and/or Advisor, as applicable, could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor and/or Advisor, as applicable, in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Additionally, small- and mid-cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on larger capitalized companies. Likewise, large cap stocks may fall out of favor relative to small- and mid-cap stocks, which may cause the Fund to underperform other equity funds that focus on smaller capitalized companies.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Because the Fund is newly organized, the Fund has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.

54

Fund Summary
Harbor Emerging Markets Equity ETF

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
EARNEST Partners LLC (“EARNEST Partners”) has subadvised the Fund since 2025.

Portfolio Manager
The portfolio manager is responsible for the day-to-day investment decision making for the Fund.
Paul E. Viera EARNEST Partners LLC
Mr. Viera is the Chief Executive Officer, a Portfolio Manager and the founder of EARNEST Partners and has managed the Fund since 2025.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the
Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

55

Harbor Emerging Markets Select ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.65%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 Estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
ETF	$66	$208

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from May 14, 2025 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 40%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies economically tied to emerging market countries, which the Fund defines as those countries included in the MSCI Emerging Markets Index (the “Index”). The investment strategy utilized by C WorldWide Asset Management Fondsmaeglerselskab A/S, the Fund’s subadvisor (the “Subadvisor”), identifies equity securities of companies of all market capitalizations for potential investment.
In seeking to identify companies for the Fund’s portfolio, the Subadvisor conducts qualitative assessments of companies, including, among other criteria, each company’s business model, management, and financial and valuation metrics. The Subadvisor seeks to identify what it believes to be high-quality companies that are either market leaders or emerging leaders within their industries and countries. The Subadvisor characterizes these companies by their ability to generate high relative returns (as compared with those of a benchmark or peer firms) on invested capital over the long term (typically defined by the Subadvisor as five years or more). The Subadvisor aims to construct a portfolio of companies exposed to diverse structural growth themes (i.e., a variety of potential drivers of growth). The investment process generally results in a portfolio of 40-50 companies and, from time to time, may result in substantial investments in particular countries, geographic regions or sectors. Country, geographic region and sector allocations are the outcome of the Subadvisor’s stock selection process.
The Subadvisor’s assessment of a company’s business practices includes a consideration of factors bearing on a company’s governance. In incorporating governance factors into its investment process, the Subadvisor seeks to invest in companies with strong management and governance structures. In the Subadvisor’s view, these are companies with strong corporate governance practices and ethics, laying the foundation for a sustainable business model. The Subadvisor’s assessment is based on its internal research as well as third-party data. The key governance considerations may vary depending on the industry, sector, geographic region or other factors and the business of each issuer. Governance factors may not be considered for every investment decision and the Fund may invest in a company that rates poorly on governance factors if it rates well on other criteria.
The Subadvisor’s approach to portfolio selection is based on fundamental research informed by visiting companies, participating in investment workshops and seminars, generating proprietary research and reviewing third-party research. The Subadvisor’s fundamental evaluation of stocks is dependent on a combination of factors, including risk return considerations, market sentiment (i.e., the overall optimism or pessimism of investors with respect to a stock) and economic data.
The Fund invests principally in common stock and may also invest in depositary receipts. The Fund may invest in foreign currencies and may engage in other foreign currency transactions in connection with investments in foreign issuers.
The Fund is classified as non-diversified, which means that the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
The Subadvisor maintains a long-term investment horizon (which it generally defines as five years or more). The Subadvisor monitors investments for changes in the factors above, which may trigger a decision to sell a security, but does not require such a decision.

56

Fund Summary
Harbor Emerging Markets Select ETF

The Subadvisor also may consider selling a security if the Subadvisor develops alternative investment ideas or in order to meet redemption requests.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Emerging Market Risk: Because the Fund may invest in securities of emerging market issuers, an investment in the Fund may be subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered

57

Fund Summary
Harbor Emerging Markets Select ETF

into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities, which include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Additionally, small- and mid-cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on larger capitalized companies. Likewise, large cap stocks may fall out of favor relative to small- and mid-cap stocks, which may cause the Fund to underperform other equity funds that focus on smaller capitalized companies.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Participatory Notes Risk: The return on a P-note is linked to the performance of the issuers of the underlying securities. The performance of P-notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses.  P-notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities.  P-notes may also be less liquid and more difficult to sell.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadvisor and the Fund may need to obtain the exposure through less

58

Fund Summary
Harbor Emerging Markets Select ETF

advantageous or indirect investments or forgo the investment at the time.
Performance
Because the Fund is newly organized, the Fund has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide”) has subadvised the Fund since 2025.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Aman S. Kalsi C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. Kalsi is a Portfolio Manager of C WorldWide and has co-managed the Fund since 2025.
Abhinav Rathee C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. Rathee is a Portfolio Manager of C WorldWide and has co-managed the Fund since 2025.
Allan Christensen C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. Christensen is a Portfolio Manager of C WorldWide and has co-managed the Fund since 2025.
Mogens Akselsen C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. Akselsen is a Portfolio Manager of C WorldWide and has co-managed the Fund since 2025.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

59

Harbor Health Care ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.80%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$82	$255	$444	$990

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 167%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks of companies of any market capitalization. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of companies principally engaged in the research, development, production, or distribution of products and services related to the health care industry (“health care companies”). Health care companies may include, for example, manufacturers of health care equipment and supplies, health care services providers, pharmaceutical companies, biotechnology and life sciences companies, and suppliers of technologies for use by health care companies. The Fund may invest in issuers of all market capitalizations, including larger, established issuers and newer companies with little or no current revenues. The Fund may invest in foreign securities (including through investment in depositary receipts), with such investments typically representing less than 35% of the Fund’s net assets.
Westfield Capital Management, Company, L.P. (“Westfield” or the “Subadvisor”), the Fund’s subadvisor, uses a bottom-up process to identify primarily U.S. listed health care companies that meet the Subadvisor’s strict fundamental criteria and then performs a qualitative review on each identified company to select approximately 30 to 50 companies for inclusion in the Fund’s portfolio. The Subadvisor considers a number of factors in the course of its fundamental research, including but not limited to valuation, competitive advantage, market opportunity, financial metrics, capital structure, and management track record of execution. The Subadvisor’s research may include personal interviews and other contact with company management.
In constructing the Fund’s portfolio, the Subadvisor seeks to identify health care companies that it believes possess the following characteristics:
■
Superior company management;
■
Corporate governance that aligns with shareholder value creation;
■
Unique market positions and broad market opportunities; and
■
Solid financial controls and accounting processes.
The Subadvisor may sell a security if the security reaches or falls below a predetermined price target, a change in the company’s fundamentals negatively impacts the Subadvisor’s original investment thesis, or the Subadvisor identifies what it believes to be a more attractive investment opportunity.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
The Fund concentrates its investments (i.e., holds more than 25% of its total assets) in the securities of issuers in the health care industry or group of industries.

60

Fund Summary
Harbor Health Care ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Health Care Industry Risk: Because the Fund seeks to invest all, or substantially all, of its assets in the health care industry, the value of its shares will depend on the general condition of the that industry. The health care industry may be affected by any number of factors, including, but not limited to, lapsing patent protection, industry innovation, extensive government regulation, restrictions on government reimbursement for medical expenses, research and development costs, limited product lines, product liability litigation, an increased emphasis on outpatient services, and competitive forces.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities, which include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency

61

Fund Summary
Harbor Health Care ETF

fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Additionally, small- and mid-cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on larger capitalized companies. Likewise, large cap stocks may fall out of favor relative to small- and mid-cap stocks, which may cause the Fund to underperform other equity funds that focus on smaller capitalized companies.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

Percent (%)
30
25
20
15
10
5
0
24.81
0.54
27.09
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	14.36%	Q4 2023
Worst Quarter	-10.89%	Q4 2024

62

Fund Summary
Harbor Health Care ETF

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Health Care ETF
Before Taxes	27.09%	16.81%	11/16/2022
After Taxes on Distributions	27.02%	16.48%
After Taxes on Distributions and Sale of Fund Shares	16.09%	13.14%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	20.88%
Russell 3000® Growth Health Care Index^^	21.87%	13.50%
^
This index represents a broad measure of market performance.
^^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Westfield has subadvised the Fund since 2022.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
William A. Muggia Westfield Capital Management Company, L.P.
Mr. Muggia is the President, Chief Investment Officer, Chief Executive Officer, a Portfolio Manager and Managing Partner of Westfield and has co-managed the Fund since 2022.
Matthew R. Renna Westfield Capital Management Company, L.P.
Mr. Renna is a Partner, Head of the Health Care Sector Team, and a Portfolio Manager of Westfield and has co-managed the Fund since 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

63

Harbor Human Capital Factor US Large Cap ETF

Fund Summary
Investment Objective
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Human Capital Factor Large Cap Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.35%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.35%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$36	$113	$197	$443

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund employs an indexing investment approach designed to track the performance of the Index. The Fund invests at least 80% of its total assets in securities that are included in the Index.
The Index consists of a modified market capitalization-weighted portfolio of equity securities of approximately 150 U.S. companies identified by Irrational Capital LLC (“Irrational Capital”) as those it believes to possess strong corporate culture based on its proprietary scoring methodology. The Index was developed by the Canadian Imperial Bank of Commerce (“CIBC”).
Irrational Capital calculates Human Capital Factor scores based on a proprietary, rules-based scoring methodology it developed by leveraging its research in behavioral science, data science and human capital. The scoring methodology seeks to quantitatively measure the contribution of a company’s corporate culture to its financial performance. Irrational Capital calculates Human Capital Factor scores based on a combination of multiple characteristics, such as
■
Employee engagement and motivation
■
Trust and transparency
■
Point of view diversity
■
Compensation fairness
The significance of each characteristic to the calculation of the Human Capital Factor scores varies at the time of each calculation based on the most recent data obtained by Irrational Capital. Irrational Capital expects to continue to refine its proprietary methods over time.
Constituents of the Solactive GBS United States 500 Index, which intends to track the performance of the largest 500 companies from the U.S. stock market (the “index universe”), at the time of Index reconstitution are eligible for inclusion in the Index. Each company in the index universe that is also identified by Irrational Capital on its list of high-scoring companies (based on the most current scores as of each reconstitution) will be included in the Index. Index constituents in the same sector are weighted based on their float-adjusted market capitalizations, subject to certain caps on individual stock weights. On reconstitution dates, the Index will target the same sector weights as the index universe. If after the Index’s weighting and capping rules are applied, a sector’s weight in the Index would be less than its weight in the index universe, the Index will include exchange-traded funds that invest specifically in the stocks and securities of the corresponding sector (known as sector ETFs), or such other sector proxy as the CIBC may determine, to fill the remaining weight and ensure sector neutrality as compared with the index universe on the reconstitution date.
The Index has been created and licensed to Harbor Capital Advisors, Inc. (the “Advisor or “Harbor Capital”) by the CIBC and is calculated, published and distributed by Solactive AG (“Solactive”). The Index is comprised of equity securities traded on U.S. public securities exchanges as well as sector ETFs. The Fund may purchase American Depositary Receipts (ADRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. The Fund may concentrate its investments in a particular sector, industry or group of industries from time to time to the extent that the Index concentrates in a sector, industry or group of industries. As of the date of this Prospectus, the Index is concentrated in, and therefore the Fund has significant exposure to, the

64

Fund Summary
Harbor Human Capital Factor US Large Cap ETF

information technology sector. Under normal circumstances, the Index is reconstituted annually.
The Fund uses an indexing investment approach to attempt to approximate, before fees and expenses, the investment performance of the Index. The Fund generally will use a replication strategy, which means that the Fund seeks to hold each security found in the Index (including shares of sector ETFs included in the Index) in approximately the same proportion as represented in the Index itself. There also may be instances in which the Advisor may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Advisor believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index. The Fund does not take temporary defensive positions when markets decline or appear overvalued.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Risks Associated with Index Funds: The Fund is managed to seek to track, before fees and expenses, the performance of the Index. Therefore, unless a specific security is removed from the Index because it no longer qualifies to be included in the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, it is possible that the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values, which could have a negative effect on the Fund’s performance.  The Advisor will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more securities. Unusual market conditions or other unforeseen circumstances (such as natural disasters, pandemics, political unrest or war) may impact the Index Provider and could cause the Index Provider to change the rebalance schedule of the Index. This could cause the Index to vary from its normal or expected composition. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Index may increase the costs to and the tracking error risk of the Fund.
Additional risks associated with index funds include:
Index Construction Risk: The Index Provider selects companies for the Index based on a proprietary methodology. The theories upon which the Index Provider bases the Index and/or Irrational Capital bases the methodology used in scoring companies for the Index may be unsound. The Index Provider and Irrational Capital rely on third-party data they believe to be reliable in constructing the Index and scoring companies, but neither guarantees the accuracy or availability of any such third-party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Companies will be excluded from the Index if sufficient data is not available to produce a score, which may result in the exclusion of companies that could otherwise be considered to have strong corporate culture. The Index Provider’s assessment of a company may differ from that of another investor or investment manager. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide the intended exposure.
Index Tracking Risk: The Fund is not expected to track the performance of the Index at all times with perfect accuracy. The Fund’s return may not track the performance of the Index for a number of reasons. For example, tracking error may occur because of differences between the securities held in the Fund’s portfolio and the Index constituents, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, or differences in timing of the accrual of or the valuation of dividends or interest. Any transaction costs and market exposure arising from rebalancing the Fund’s portfolio to reflect changes in the composition of the Index will be borne directly by the Fund and its shareholders. The Fund may not be able to invest in certain Index constituents or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions, potential adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index.

65

Fund Summary
Harbor Human Capital Factor US Large Cap ETF

Concentration Risk: To the extent that a significant portion of the Index consists of a particular industry or group of industries, the Fund may have significant exposure to such industry or group of industries and will be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industry or group of industries.
Data Risk: The Index Provider relies heavily on information and data provided by third-parties, including the list of high scoring companies provided by Irrational Capital and used to select companies for the Index. Such third-party data includes information derived from survey data. There is no guarantee that survey data will be accurate, complete or representative of a company’s status with respect to its corporate culture. Survey data may be subject to certain biases, including response bias and non-response bias. Furthermore, information derived from survey data may not reflect the most current status of a company, and a company’s financial results may deteriorate prior to a corresponding decline in survey data results. Because the Index is reconstituted only annually, there could be a significant delay before a company’s current status is reflected in the Index. If survey data is unreliable or outdated, the Index may not be successful in providing the specified exposure.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities, which include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.
Information Technology Sector Risk: Companies in the information technology sector can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds and ETFs) are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies. In addition to these risks, a sector ETF may fail to accurately track the market segment or index that underlies its investment objective and the market price of the underlying ETF’s shares may trade at a premium or a discount to their net asset value.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be

66

Fund Summary
Harbor Human Capital Factor US Large Cap ETF

more mature and subject to more limited growth potential than smaller cap companies.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, affiliates of the Advisor, market makers, or other entities, including funds or accounts over which the Advisor, an affiliate of the Advisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, an affiliate of the Advisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

35
30
25
20
15
10
5
0
Percent (%)
30.30
27.48
16.27
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	12.34%	Q1 2024
Worst Quarter	-4.13%	Q1 2025

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Human Capital Factor US Large Cap ETF
Before Taxes	16.27%	26.04%	10/12/2022
After Taxes on Distributions	16.03%	25.80%
After Taxes on Distributions and Sale of Fund Shares	9.80%	20.87%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	24.11%
Human Capital Factor Large Cap Index^^	16.65%	26.44%
^
This index represents a broad measure of market performance.
^^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.

67

Fund Summary
Harbor Human Capital Factor US Large Cap ETF

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Stephen Cook, Chief Operating Officer and Senior Vice President, has managed the Fund since 2022.
Elizabeth Despain, Associate Index Portfolio Manager at Harbor Capital, has managed the Fund since March 2025.
James Erceg, Executive Vice President and Head of Product at Harbor Capital, has managed the Fund since 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

68

Harbor Human Capital Factor US Small Cap ETF

Fund Summary
Investment Objective
The Fund seeks to provide investment results that correspond, before fees and expenses, to the performance of the Human Capital Factor Small Cap Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	0.61%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 Estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$62	$195	$340	$762

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund employs an indexing investment approach designed to track the performance of the Index. The Fund invests at least 80% of its total assets in securities that are included in the Index.
The Index consists of a modified market capitalization-weighted portfolio of equity securities of approximately 200 small cap U.S. companies identified by Irrational Capital LLC (“Irrational Capital” or “IC”) as those it believes to possess strong corporate culture based on its proprietary scoring methodology. The Index was developed by the Canadian Imperial Bank of Commerce (the “Index Provider” or “CIBC”).
Irrational Capital calculates Human Capital Factor scores based on a proprietary, rules-based scoring methodology it developed by leveraging its research in behavioral science, data science and human capital. The scoring methodology seeks to quantitatively measure the contribution of a company’s corporate culture to its financial performance. Irrational Capital calculates Human Capital Factor scores based on a combination of multiple characteristics, such as
■
Employee engagement and motivation
■
Trust and transparency
■
Point of view diversity
■
Compensation fairness
The significance of each characteristic to the calculation of the Human Capital Factor scores varies at the time of each calculation based on the most recent data obtained by Irrational Capital. Irrational Capital expects to continue to refine its proprietary methods over time.
Constituents of the Solactive GBS United States 2000 Index, which intends to track the performance of the companies ranked 1001 to 3000 in the U.S. stock market based on free float market capitalization (the “index universe”), at the time of Index reconstitution are eligible for inclusion in the Index. The top-ranking companies in the index universe (based on the most recent annual scores calculated by Irrational Capital as of each reconstitution) will be included in the Index. Index constituents in the same sector are weighted based on their float-adjusted market capitalizations, subject to certain caps on individual stock weights. On reconstitution dates, the Index will target the same sector weights as the index universe. If after the Index’s weighting and capping rules are applied, a sector’s weight in the Index would be less than its weight in the index universe, the Index will include exchange-traded funds that invest specifically in small cap stocks and securities of the corresponding sector (known as sector ETFs), or such other sector proxy as the Index Provider may determine, to fill the remaining weight and ensure sector neutrality as compared with the index universe on the reconstitution date.
The Index has been created and licensed to Harbor Capital Advisors, Inc. (the “Advisor or “Harbor Capital”) by the Index Provider and is calculated, published and distributed by Solactive AG (“Solactive”). The Index is comprised of equity securities traded on U.S. public securities exchanges as well as sector ETFs. The Fund may purchase American Depositary Receipts (ADRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. The Fund may concentrate its investments in a particular sector, industry or group of industries from time to time to the extent that the Index concentrates in a sector, industry or group of industries. Under normal circumstances, the Index is reconstituted annually.

69

Fund Summary
Harbor Human Capital Factor US Small Cap ETF

The Fund uses an indexing investment approach to attempt to approximate, before fees and expenses, the investment performance of the Index. The Fund generally will use a replication strategy, which means that the Fund seeks to hold each security found in the Index (including shares of sector ETFs included in the Index) in approximately the same proportion as represented in the Index itself. There also may be instances in which the Advisor may choose to underweight or overweight a security in the Index, purchase securities not in the Index that the Advisor believes are appropriate to substitute for certain securities in the Index or utilize various combinations of other available investment techniques in seeking to replicate as closely as possible, before fees and expenses, the performance of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index. The Fund does not take temporary defensive positions when markets decline or appear overvalued.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Small Cap Risk: The Fund’s performance may be more volatile because it invests in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.
Risks Associated with Index Funds: The Fund is managed to seek to track, before fees and expenses, the performance of the Index. Therefore, unless a specific security is removed from the Index because it no longer qualifies to be included in the Index, the Fund generally would not sell a security because the security’s issuer is in financial trouble. If a specific security is removed from the Index, it is possible that the Fund may be forced to sell such security at an inopportune time or for prices other than at current market values, which could have a negative effect on the Fund’s performance.  The Advisor will not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Thus, based on market and economic conditions, the Fund’s performance could be lower than funds that actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more securities. Unusual market conditions or other unforeseen circumstances (such as natural disasters, pandemics, political unrest or war) may impact the Index Provider and could cause the Index Provider to change the rebalance schedule of the Index. This could cause the Index to vary from its normal or expected composition. Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index due to reaching certain weighting constraints, unusual market conditions or corporate events or, for example, to correct an error in the selection of index constituents. When the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider to the Index may increase the costs to and the tracking error risk of the Fund.
Additional risks associated with index funds include:
Index Construction Risk: The Index Provider selects companies for the Index based on a proprietary methodology. The theories upon which the Index Provider bases the Index and/or Irrational Capital bases the methodology used in scoring companies for the Index may be unsound. The Index Provider and Irrational Capital rely on third-party data they believe to be reliable in constructing the Index and scoring companies, but neither guarantees the accuracy or availability of any such third-party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Companies will be excluded from the Index if sufficient data is not available to produce a score, which may result in the exclusion of companies that could otherwise be considered to have strong corporate culture. The Index Provider’s assessment of a company may differ from that of another investor or investment manager. Errors in the construction or calculation of the Index may occur from time to time and any such errors may not be immediately identified and corrected, which may have an adverse impact on the Fund and its shareholders. There is no guarantee that the construction methodology will accurately provide the intended exposure.
Index Tracking Risk: The Fund is not expected to track the performance of the Index at all times with perfect accuracy. The Fund’s return may not track the performance of the Index for a number of reasons. For example, tracking error may occur because of differences between the securities held in the Fund’s portfolio and the Index constituents, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, or differences in timing of the accrual of or the valuation of dividends or interest. Any transaction costs and market exposure arising from rebalancing the Fund’s portfolio to reflect changes in the composition of the Index will be borne directly by the Fund and its shareholders. The Fund may not be able to invest in certain Index constituents or may not be able to invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions, potential

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Fund Summary
Harbor Human Capital Factor US Small Cap ETF

adverse tax consequences or other regulatory reasons. The risk that the Fund may not track the performance of the Index may be magnified during times of heightened market volatility or other unusual market conditions. For tax efficiency purposes, the Fund may sell certain securities to realize losses causing it to deviate from the Index.
Concentration Risk: To the extent that a significant portion of the Index consists of a particular industry or group of industries, the Fund may have significant exposure to such industry or group of industries and will be subject to the risk that economic, political or other conditions that have a negative effect on that industry or group of industries will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of industry or group of industries.
Data Risk: The Index Provider relies heavily on information and data provided by third-parties, including the list of high scoring companies provided by Irrational Capital and used to select companies for the Index. Such third-party data includes information derived from survey data. There is no guarantee that survey data will be accurate, complete or representative of a company’s status with respect to its corporate culture. Survey data may be subject to certain biases, including response bias and non-response bias. Furthermore, information derived from survey data may not reflect the most current status of a company, and a company’s financial results may deteriorate prior to a corresponding decline in survey data results. Because the Index is reconstituted only annually, there could be a significant delay before a company’s current status is reflected in the Index. If survey data is unreliable or outdated, the Index may not be successful in providing the specified exposure. Additionally, survey data collected from small cap companies may be more limited than data collected from large or mid cap companies. Third-party data providers' coverage of small cap companies is generally less extensive than that of large or mid cap companies with respect to corporate culture data. As a result, Irrational Capital may rely more heavily on publicly available data to calculate scores for small cap companies. Publicly available data may be more limited or of less uniform quality than survey data.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities, which include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds and ETFs) are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies. In addition to these risks, a sector ETF may fail to accurately track the market segment or index that underlies its investment objective and the

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Fund Summary
Harbor Human Capital Factor US Small Cap ETF

market price of the underlying ETF’s shares may trade at a premium or a discount to their net asset value.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, affiliates of the Advisor, market makers, or other entities, including funds or accounts over which the Advisor, an affiliate of the Advisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, an affiliate of the Advisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and additional indexes over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

Percent (%)
9
8
7
6
5
4
3
2
1
0
4.04
8.40
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	16.26%	Q4 2023
Worst Quarter	-8.52%	Q1 2025

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Human Capital Factor US Small Cap ETF
Before Taxes	8.40%	9.87%	04/12/2023
After Taxes on Distributions	8.26%	9.71%
After Taxes on Distributions and Sale of Fund Shares	5.08%	7.65%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	22.50%
Human Capital Factor Small Cap Index^^	9.07%	10.56%
Russell 2000® Index^^	12.81%	14.76%
^
This index represents a broad measure of market performance.
^^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Stephen Cook, Chief Operating Officer and Senior Vice President, has managed the Fund since 2023.
Elizabeth Despain, Associate Index Portfolio Manager at Harbor Capital, has managed the Fund since March 2025.
James Erceg, Executive Vice President and Head of Product at Harbor Capital, has managed the Fund since 2023.

72

Fund Summary
Harbor Human Capital Factor US Small Cap ETF

Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

73

Harbor International Compounders ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.55%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.55%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$56	$176	$307	$689

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily (no less than 65% of its total assets under normal circumstances) in common stock of non-U.S. companies, including those located in emerging market countries. The investment strategy utilized by C WorldWide Asset Management Fondsmaeglerselskab A/S, the Fund’s subadvisor (the “Subadvisor”), focuses on identifying companies with market capitalizations of at least $5 billion at the time of acquisition the Subadvisor believes are “compounders.” Companies with market capitalizations of $5 billion or more include mid-and large-capitalization companies. A company is considered a “compounder” if, in the Subadvisor’s view, it is expected to experience sustainable growth and compound its earnings over the long-term investment horizon (generally defined as five years or more).
In seeking to identify companies for the Fund’s portfolio, the Subadvisor conducts qualitative assessments of companies, including, among other criteria, each company’s business model, management, and financial and valuation metrics. The Subadvisor seeks to identify what it believes to be high-quality companies with consistent, recurring revenues; stable free cash flows (consistent levels of cash left after paying expenses); and sustainable returns on invested capital (a level of return on investment that can be maintained over the long term). The Subadvisor aims to construct a portfolio of companies exposed to diverse structural growth themes (i.e., a variety of potential drivers of growth). The investment process generally results in a portfolio of 25-30 companies and, from time to time, may result in more substantial investments in particular countries, geographic regions or sectors. Country, geographic region and sector allocations are the outcome of the Subadvisor’s stock selection process.
The Subadvisor’s assessment of a company’s business practices includes a consideration of environmental, social and governance (“ESG”) factors. In incorporating ESG factors into its investment process, the Subadvisor seeks to identify sustainable growth companies that follow good business practices. In the Subadvisor’s view, these are companies with strong corporate governance practices and ethics, laying the foundation for a sustainable business model. The Subadvisor’s assessment is based on its internal research as well as third-party data. The key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the business of each issuer.
The Subadvisor’s approach to portfolio selection is based on fundamental research informed by visiting companies, participating in investment workshops and seminars, generating proprietary research and reviewing third-party research. The Subadvisor’s fundamental evaluation of stocks is dependent on a combination of factors, including risk return considerations, market sentiment (i.e., the overall optimism or pessimism of investors with respect to a stock) and economic data.
The Fund may also invest in depositary receipts. The Fund may invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
The Subadvisor maintains a long-term investment horizon. The Subadvisor monitors investments for changes in the factors above, which may trigger a decision to sell a security, but does not require such a decision. The Subadvisor also may consider selling a security if the Subadvisor develops alternative investment ideas or in order to meet redemption requests.

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Fund Summary
Harbor International Compounders ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Limited Number of Holdings Risk: The Fund may invest in a limited number of companies. As a result, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. In addition, the Fund’s performance may be more volatile than a fund that invests in a larger number of companies.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. Further, AP concentration risk may be heightened for a fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for APs, which may limit the number of APs that engage with the fund. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions.

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Fund Summary
Harbor International Compounders ETF

Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities, which include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.
Emerging Market Risk: Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor and/or Advisor, as applicable, could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor and/or Advisor, as applicable, in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Participatory Notes Risk: The return on a P-note is linked to the performance of the issuers of the underlying securities. The performance of P-notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses.  P-notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Fund is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities.  P-notes may also be less liquid and more difficult to sell.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

76

Fund Summary
Harbor International Compounders ETF

Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

25
20
15
10
5
0
-5
Percent (%)
21.07
-0.37
17.89
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	17.57%	Q4 2022
Worst Quarter	-9.77%	Q3 2023
Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor International Compounders ETF
Before Taxes	17.89%	14.27%	09/07/2022
After Taxes on Distributions	17.62%	14.11%
After Taxes on Distributions and Sale of Fund Shares	10.91%	11.28%
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI All Country World Ex. U.S. (ND) Index	32.39%	17.66%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.

77

Fund Summary
Harbor International Compounders ETF

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide”) has subadvised the Fund since 2022.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Bo Almar Knudsen C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. Knudsen is the Chief Executive Officer and Portfolio Manager of C WorldWide and has co-managed the Fund since 2022.
Bengt Seger C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. Seger is a Portfolio Manager of C WorldWide and has co-managed the Fund since 2022.
Peter O’Reilly C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. O’Reilly is a Portfolio Manager of C WorldWide and has co-managed the Fund since 2022.
Mattias Kolm C WorldWide Asset Management Fondsmaeglerselskab A/S
Mr. Kolm is a Portfolio Manager of C WorldWide and has co-managed the Fund since 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

78

Harbor International Equity ETF

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.80%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.80%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 Estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
ETF	$82	$255

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from June 4, 2025 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 3%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common stocks, of companies across developed markets countries, excluding companies incorporated in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. For purposes of this policy, equity securities are defined as an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stocks (including depositary receipts evidencing ownership of common stock), preferred stocks and other preferred securities, convertible securities, rights and warrants, and other securities, such as hybrid securities and trust preferred securities, believed to have equity-like characteristics.
The Subadvisor employs a disciplined investment approach that seeks to identify companies that, in the Subadvisor’s view, demonstrate strong business fundamentals, such as revenue growth, strong profit margins, manageable debt and strong cash flow, and earnings prospects that are not recognized by the market as a whole and therefore not reflected in the companies’ current market valuations. The Subadvisor uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio.
The Subadvisor uses statistical analysis designed to identify and manage specific risks in the Fund’s portfolio compared to its benchmark by measuring factors like value, earnings growth, volatility, and sector over and underweights, seeking to minimize unexpected losses and improve risk-adjusted returns. The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. Any attempts to limit risk are not guaranteed to be successful. The Fund’s sector weightings are an outgrowth of individual stock selection.
The Subadvisor may sell a stock if one of the following situations arises:
■
The company’s stock performs in line with the Subadvisor’s expectations and reaches or exceeds a price projected by the Subadvisor;
■
The investment process identifies a company the Subadvisor believes has superior return and risk characteristics. In this situation, the more attractive stock would force them to sell the less attractive stock so that they continue to own only their best investment ideas; or
■
The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.
The Fund may invest up to 1.5 times the exposure of the MSCI ACWI ex US Index in companies economically tied to emerging market countries, which the Fund defines as as any country included in the MSCI Emerging Markets Index. The equity securities in which the Fund invests may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are certificates typically issued by a bank or trust company that represent ownership interests in securities issued by a foreign or domestic company. The Fund invests in securities across the market capitalization spectrum. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
The Fund’s portfolio is expected to consist of approximately 40-70 companies.

79

Fund Summary
Harbor International Equity ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case,
APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities.

80

Fund Summary
Harbor International Equity ETF

ESG Factors Risk: The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Additionally, small- and mid-cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on larger capitalized companies. Likewise, large cap stocks may fall out of favor relative to small- and mid-cap stocks, which may cause the Fund to underperform other equity funds that focus on smaller capitalized companies.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Because the Fund is newly organized, the Fund has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
EARNEST Partners LLC (“EARNEST Partners”) has subadvised the Fund since 2025.

Portfolio Manager
The portfolio manager is responsible for the day-to-day investment decision making for the Fund.
Paul E. Viera EARNEST Partners LLC
Mr. Viera is the Chief Executive Officer, a Portfolio Manager and the founder of EARNEST Partners and has managed the Fund since 2025.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.

81

Fund Summary
Harbor International Equity ETF

Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

82

Harbor Long-Short Equity ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	1.20%
Distribution and Service (12b-1) Fees	None
Total Other Expenses	1.08%
Other Expenses[1]	0.00%
Dividends and Interest on Short Sales[2]	1.08%
Total Annual Fund Operating Expenses	2.28%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 "Dividends and Interest on Short Sales” reflect interest expense and dividends paid on borrowed securities for the current fiscal year. Interest expenses result from the Fund’s use of prime brokerage arrangements to execute short sales. Dividends paid on borrowed securities are an expense of short sales. These expenses are not payable by the Advisor under the unitary fee arrangement. Any interest expense amount or dividends paid on securities sold short will vary based on the Fund’s use of those investments.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$235	$724	$1,240	$2,656

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 308%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
Under normal market circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in long and short positions in equity securities. The Fund seeks to achieve its investment objective by establishing long and/or short positions in equity securities. Under normal circumstances, the Fund will generally have net exposure ranging from 40% to 60% long but the Fund’s net exposure at times may be up to 150% long. The Fund’s net exposure at any time is the total of the Fund’s percentage long holdings (including leverage) less the percentage of its short holdings.
The Fund invests primarily in the common stocks of U.S.-listed large cap and mid cap companies. The Fund defines large cap and mid cap companies as those with market capitalizations that fall within the range of the Russell 1000® Index (the “Index”). As of December 31, 2025, that range was $1.03 billion to $4.53 trillion, but it is expected to change frequently. The Fund may also invest in U.S. Treasury bills, commodities and derivatives, including listed and over-the-counter options. The Fund may invest up to 15% of its total assets in the securities of U.S. listed foreign issuers of large cap and mid cap companies. The Fund may utilize leverage for investment purposes, including through the use of reverse repurchase agreements and borrowings from a line of credit.
To seek to achieve the Fund’s investment objective, Disciplined Alpha LLC (“Disciplined Alpha” or the “Subadvisor”), the Fund’s subadvisor, utilizes a disciplined quantitative process. The distinct features are highlighted in the bullets below and discussed in more detail in the narrative that follows:
■
A proprietary macroeconomic regime model is utilized to determine the gross and net exposure as well as value, neutral, or momentum factor weights;
■
A focus on the industry groups that, in the Subadvisor’s view, have the most significant alpha opportunities;
■
With respect to the long model, within each group, proprietary stock selection factors determined based upon conversations with company management and third-party fundamental analysts; and
■
A separate short model for the short side of the Fund’s portfolio.
Macroeconomic Regime Model. The Subadvisor’s proprietary macroeconomic regime model designates three regimes - value, neutral, and momentum - based on the Subadvisor’s analysis of macroeconomic data that is consistent, in the Subadvisor’s view, with market participants’ willingness to accept less, average, or more risk in their portfolios. This macroeconomic data includes but is not limited to data on banks, employment, housing, industrial production, and securities markets. The Subadvisor uses this macroeconomic data to determine the weights of various stock selection factors and gross and net exposures for the Fund. In periods when its analysis of macroeconomic data suggests to the Subadvisor that market participants may be willing to accept more risk, the Subadvisor will seek to enter a momentum regime, whereas in periods when the data suggests market participants may be willing to accept less risk, the Subadvisor will seek to enter a value regime.
Industry Group Focus. It is the Subadvisor’s view, that the opportunity for positive returns for active management are not equal among industry groups. For this reason, the Subadvisor will focus on those industry groups that, in its view, have the greatest potential to add value through the stock selection process over

83

Fund Summary
Harbor Long-Short Equity ETF

time by starting with the Index and further narrowing that universe by focusing on industry groups exhibiting the highest dispersion in returns over time. The Subadvisor’s investment focus on industry group is limited to the Fund’s fundamental policy not to concentrate in a particular industry.
Long Model. In investing in long positions in equity securities of companies, the Subadvisor utilizes a multifactor model to identify the stocks that are likely to deliver the best upside returns. These factors fall into the broad groups of valuation, quality, profitability, and momentum, and are determined based on the Subadvisor’s experience and conversations with company management and third-party fundamental analysts and are specific to each industry group. The Subadvisor will vary the weights to the factor groups depending on the regime in place at the time, as determined by the Subadvisor (for example, the value factor weights having greater emphasis in value regimes).
Short Model. The Subadvisor will identify equity securities of companies that it believes will underperform using a separate short model that analyzes several factors, such as value, quality, profitability, and momentum that the Subadvisor believes will be more effective for this purpose. The Subadvisor will sell these stocks short on behalf of the Fund. When the Fund shorts securities of a company, it borrows shares of that company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. Short sales are considered speculative transactions and a form of leverage.
The Fund maintains long and short exposures in order to seek to neutralize downside tail risk (i.e., the probability that the asset performs far below its average past performance) as reflected by the Sortino ratio, which is a measure of an investment’s risk that differentiates harmful volatility from total overall volatility.
The Subadvisor may sell a security if the security reaches or falls below a predetermined price target, a change in the company’s fundamentals negatively impacts the Subadvisor’s investment thesis, or the Subadvisor identifies what it believes to be a more attractive investment opportunity.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first seven risks) include:
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Short Sales Risk: If the price of securities sold short increases, the Fund would be required to pay more to replace the borrowed securities than the Fund received on the sale of the securities.
Because there is theoretically no limit to the amount of the increase in price of the borrowed securities, the Fund’s risk of loss on a short sale is potentially unlimited if the Fund misperceived or misjudged the relevant securities’ value. Short sales involve what is referred to as counterparty risk or the risk that a loss may be sustained as a result of the failure or inability of the broker-dealer through which the Fund made the short sale (the “counterparty”) to comply with the terms of the contract.
Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an

84

Fund Summary
Harbor Long-Short Equity ETF

agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. Further, AP concentration risk may be heightened for a fund that invests in securities issued by non-U.S. issuers or instruments with lower trading volume. Such assets often entail greater settlement and operational complexity and higher capital costs for APs, which may limit the number of APs that engage with the fund. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Commodity Risk: The Fund has exposure to commodities through investments in commodity-linked derivative instruments. Commodity prices are generally affected by, among other factors, the cost of producing, transporting and storing commodities, changes in consumer or commercial demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, weather, political and other global events, global economic factors and government intervention in or regulation of the commodity or commodity futures markets. The Fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products) in order to seek to track the Index. As a result, the Fund may be more susceptible to risks associated with those sectors.
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadvisor and/or Advisor, as applicable, which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
Industry Group Focus Risk: Because the Fund may, from time to time, be more heavily invested in particular industry groups, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those industry groups. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a registered fund that invests in a broader range of industry groups.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Leveraging Risk: The Fund’s use of certain investments, such as derivative instruments or reverse repurchase agreements, and certain other transactions, such as securities purchased on a when-issued, delayed delivery or forward commitment basis, buy backs and

85

Fund Summary
Harbor Long-Short Equity ETF

dollar rolls, can give rise to leverage within the Fund’s portfolio, which could cause the Fund’s returns to be more volatile than if leverage had not been used.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Precious Metals Investment Risk: Prices of precious metals, including gold and silver, and of precious metal-related financial instruments historically have been very volatile and may fluctuate sharply over short periods of time. The high volatility of precious metals prices may adversely affect the prices of financial instruments that derive their value from the price of underlying precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.
The performance shown in the bar chart and performance table for the periods prior to December 4, 2023 is that of another investment vehicle, the Disciplined Alpha Onshore Fund LP (the
“Predecessor Fund”), a Delaware limited partnership, and reflects all fees and expenses, including a performance fee, incurred by the Predecessor Fund. The performance information has not been adjusted to reflect Fund expenses. Prior to December 4, 2023, Disciplined Alpha served as the general partner and investment manager to the Predecessor Fund, which commenced operations on January 1, 2015 and, since that time, implemented its investment strategy indirectly through its investment in a master fund, which had the same general partner, investment manager, investment policies, objectives, guidelines and restrictions as the Predecessor Fund.
Regardless of whether the Predecessor Fund operated as a stand-alone fund or invested indirectly through a master fund, Disciplined Alpha managed the Predecessor Fund assets using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. The Predecessor Fund performance information in the bar chart and table has not been adjusted to reflect the Fund’s expenses. However, the Predecessor Fund was not a registered fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.
After-tax returns cannot be calculated for periods before the Fund’s registration as an exchange-traded fund and they are, therefore, unavailable.

Calendar Year Total Returns

40
30
20
10
0
-10
-20
-30
Percent (%)
-2.37
13.13
4.90
5.13
-0.41
35.03
5.28
-21.45
14.10
3.00
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	12.29%	Q4 2021
Worst Quarter	-14.51%	Q1 2023

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Fund Summary
Harbor Long-Short Equity ETF

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Long-Short Equity ETF
Before Taxes	3.00%	5.59%	4.76%	4.63%	01/01/2015
After Taxes on Distributions	2.28%	N/A	N/A	N/A
After Taxes on Distributions and Sale of Fund Shares	1.95%	N/A	N/A	N/A
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	14.42%	14.82%	13.53%
HFRX Equity Hedge Index^^	10.06%	6.61%	4.75%	4.09%
^
This index represents a broad measure of market performance.
^^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period. After-tax returns cannot be calculated for periods before the Predecessor Fund’s registration as an exchange-traded fund and they are, therefore, unavailable for certain periods.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Disciplined Alpha has subadvised the Fund since 2023.
Portfolio Manager
The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
Kevin Shea, CFA Disciplined Alpha LLC
Mr. Shea is the Chief Executive Office and Portfolio Manager of Disciplined Alpha and has managed the Fund since 2023.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

87

Harbor Long-Term Growers ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.57%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.57%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$58	$183	$318	$714

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common and preferred stocks, of U.S. companies that the Subadvisor believes to have above-average prospects for long-term growth. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers.
The Subadvisor selects investments for the Fund using a proprietary combination of bottom-up, fundamental research and systematic portfolio construction, in order to build a portfolio of high-conviction stocks reflecting the views of the Subadvisor.
The Subadvisor’s fundamental, bottom-up research seeks to identify mid- and large-capitalization companies it believes will have magnitude and duration of growth that is above that of the public equity market, as determined by the Subadvisor. The research includes visits to companies and discussion with company management.
These companies typically possess a combination of the following characteristics:
■
Market-leading position in core business areas;
■
Disruptive business model;
■
Expected above average revenue, earnings, and cash flow growth over the next several years;
■
Strong cash flow generation and reinvestment;
■
Balance sheet strength;
■
Experienced management team, able to execute on the business opportunity; and
■
Appropriate valuations relative to the company’s long-term growth potential.
The Subadvisor then employs a systematic portfolio construction process that seeks to manage overall investment risk exposures and characteristics in order to maintain consistency with the Fund’s objective. The Subadvisor uses a portfolio optimization process designed to incorporate the Subadvisor’s fundamental growth insights, considering diversification and liquidity risk.
The Subadvisor integrates research regarding environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities into its investment process, and engages with certain companies on these topics when deemed material. The key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer. Such ESG factors may not be determinative in deciding whether to include or exclude any particular investment in the portfolio and are not the sole considerations when making investment decisions and may be given more or less weight than other inputs in the investment selection process in a given investment decision.
The Fund may invest up to 20% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.

88

Fund Summary
Harbor Long-Term Growers ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities, which include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor and/or Advisor, as applicable, could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor and/or Advisor, as applicable, in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.

89

Fund Summary
Harbor Long-Term Growers ETF

Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor and/or Advisor, as applicable, potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor and/or Advisor, as applicable, believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and/or Advisor, as applicable, and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

60
50
40
30
20
10
0
Percent (%)
52.42
31.35
14.48
2023
2024
2025

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	19.34%	Q2 2025
Worst Quarter	-25.57%	Q2 2022

90

Fund Summary
Harbor Long-Term Growers ETF

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Long-Term Growers ETF
Before Taxes	14.48%	12.96%	02/02/2022
After Taxes on Distributions	14.48%	12.94%
After Taxes on Distributions and Sale of Fund Shares	8.57%	10.25%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	12.43%
Russell 1000® Growth Index^^	18.56%	14.93%
^
This index represents a broad measure of market performance.
^^
The Advisor considers this index to be representative of the Fund’s principal investment strategies and therefore the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Jennison Associates LLC (“Jennison”) has subadvised the Fund since 2022.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Blair A. Boyer Jennison Associates LLC
Mr. Boyer is a Managing Director and Co-Head of Growth Equity of Jennison and has co-managed the Fund since 2022.
Natasha Kuhlkin, CFA Jennison Associates LLC
Ms. Kuhlkin is a Managing Director and Co-Head of Growth Equity of Jennison and has co-managed the Fund since 2022.
Jason T. McManus Jennison Associates LLC
Mr. McManus is a Managing Director, the Head of Custom Solutions, and a custom solutions portfolio manager of Jennison and has co-managed the Fund since 2022.
Owuraka Koney, CFA Jennison Associates LLC
Mr. Koney is a Managing Director, a Large Cap Growth Equity Portfolio Manager and an Equity Research Analyst of Jennison and has co-managed the Fund since 2025.

91

Fund Summary
Harbor Long-Term Growers ETF

Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

92

Harbor Mid Cap Core ETF

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.88%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.88%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 Estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
ETF	$90	$281

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from May 1, 2025 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 7%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests principally in common stocks and other equity securities of U.S. mid-capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-cap companies, which the Fund defines as those with market capitalizations that fall within the range of the Russell Midcap® Index (the “Index”), provided that the upper end of the capitalization range of that Index equals or exceeds $15 billion. If the upper end of the Index’s capitalization range falls below $15 billion, the Fund will continue to define those companies with market capitalizations between the lower end of the range of the Index and $15 billion as mid-cap companies. As of December 31, 2025, the range of the Index was $1.03 billion to $101.64 billion, but it is expected to change frequently.
The Subadvisor employs a disciplined investment approach that seeks to identify companies that, in the Subadvisor’s view, demonstrate strong business fundamentals, such as revenue growth, strong profit margins, manageable debt and strong cash flow, and earnings prospects that are not recognized by the market as a whole and therefore not reflected in the companies’ current market valuations. The Subadvisor uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio.
The Subadvisor uses statistical analysis designed to identify and manage specific risks in the Fund’s portfolio compared to its benchmark by measuring factors like value, earnings growth, volatility, and sector over and underweights, seeking to minimize unexpected losses and improve risk-adjusted returns. The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. Any attempts to limit risk are not guaranteed to be successful. The Fund’s sector weightings are an outgrowth of individual stock selection.
The Subadvisor may sell a stock if one of the following situations arises:
■
The company’s stock performs in line with the Subadvisor’s expectations and reaches or exceeds a price projected by the Subadvisor;
■
The investment process identifies a company the Subadvisor believes has superior return and risk characteristics. In this situation, the more attractive stock would force them to sell the less attractive stock so that they continue to own only their best investment ideas; or
■
The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.
The Fund’s portfolio is expected to consist of approximately 50-70 companies.

93

Fund Summary
Harbor Mid Cap Core ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
ESG Factors Risk: The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax

94

Fund Summary
Harbor Mid Cap Core ETF

consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Because the Fund is newly organized, the Fund has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
EARNEST Partners LLC (“EARNEST Partners”) has subadvised the Fund since 2025.

Portfolio Manager
The portfolio manager is responsible for the day-to-day investment decision making for the Fund.
Paul E. Viera EARNEST Partners LLC
Mr. Viera is the Chief Executive Officer, a Portfolio Manager and the founder of EARNEST Partners and has managed the Fund since 2025.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

95

Harbor Mid Cap Value ETF

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.88%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.88%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 Estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
ETF	$90	$281

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from May 1, 2025 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 5%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests principally in common stocks and other equity securities of U.S. mid-capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of mid-cap companies that it considers “value” stocks.
The Fund defines mid-cap companies as those with market capitalizations that fall within the range of the Russell Midcap® Index, provided that the upper end of the capitalization range of that Index equals or exceeds $15 billion. If the upper end of the Index’s capitalization range falls below $15 billion, the Fund will continue to define those companies with market capitalizations between the lower end of the range of the Index and $15 billion as mid-cap companies. As of December 31, 2025, the range of the Index was $1.03 billion to $101.64 billion, but it is expected to change frequently. The Fund considers all constituent securities of any value index defined by FTSE Russell to be value stocks.
The Subadvisor employs a disciplined investment approach that seeks to identify companies that, in the Subadvisor’s view, demonstrate strong business fundamentals, such as revenue growth, strong profit margins, manageable debt and strong cash flow, and earnings prospects that are not recognized by the market as a whole and therefore not reflected in the companies’ current market valuations. The Subadvisor uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio.
The Subadvisor uses statistical analysis designed to identify and manage specific risks in the Fund’s portfolio compared to its benchmark by measuring factors like value, earnings growth, volatility, and sector over and underweights, seeking to minimize unexpected losses and improve risk-adjusted returns. The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. Any attempts to limit risk are not guaranteed to be successful. The Fund’s sector weightings are an outgrowth of individual stock selection.
The Subadvisor may sell a stock if one of the following situations arises:
■
The company’s stock performs in line with the Subadvisor’s expectations and reaches or exceeds a price projected by the Subadvisor;
■
The investment process identifies a company the Subadvisor believes has superior return and risk characteristics. In this situation, the more attractive stock would force them to sell the less attractive stock so that they continue to own only their best investment ideas; or
■
The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.
The Fund’s portfolio is expected to consist of approximately 40-70 companies.

96

Fund Summary
Harbor Mid Cap Value ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Value Style Risk: Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
ESG Factors Risk: The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may

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Fund Summary
Harbor Mid Cap Value ETF

redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Because the Fund is newly organized, the Fund has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
EARNEST Partners LLC (“EARNEST Partners”) has subadvised the Fund since 2025.

Portfolio Manager
The portfolio manager is responsible for the day-to-day investment decision making for the Fund.
Paul E. Viera EARNEST Partners LLC
Mr. Viera is the Chief Executive Officer, a Portfolio Manager and the founder of EARNEST Partners and has managed the Fund since 2025.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Harbor Multi-Asset Explorer ETF

Fund Summary
Investment Objective
The Fund seeks to provide long-term total return while limiting downside risk.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[2]	0.10%
Total Annual Fund Operating Expenses	0.80%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund (inclusive of any expenses of a wholly owned subsidiary of the Fund), except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 Estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$82	$255	$444	$990

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 155%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
To seek to achieve the Fund’s investment objective, Harbor Capital Advisors Inc., the Fund’s investment adviser (the “Advisor”), allocates the Fund’s assets among various asset classes and market sectors based on its assessment of global economic and market conditions, primarily through investments in a diversified portfolio of exchange-traded funds, including other funds managed by the Advisor (“Underlying Funds”).
The Fund invests in Underlying Funds that provide exposure to one or more broad asset classes that include equities (including the common stock of issuers of all capitalizations), fixed income securities of any credit quality (including below-investment grade bonds, also known as high-yield bonds or “junk” bonds), real estate investment trusts that provide exposure to the broad real estate market, commodities (primarily gold), U.S. government securities and cash. The Fund invests, through Underlying Funds, in markets around the world, including both in developed and emerging markets. The Fund primarily invests in Underlying Funds that seek to track indices, including those designed to provide exposure to particular sectors or industries (such as communication services, financials and/or technology) or style factors (such as growth, value, and/or low volatility). However, the Fund may invest in Underlying Funds that are actively managed. While the Fund primarily invests through Underlying Funds, it may also invest directly in equity and fixed income securities and futures in limited circumstances where the Advisor believes that a particular exposure is better achieved through direct investments. As discussed further below, the Fund may invest in derivatives through the Subsidiary (as defined below) to obtain the Fund’s intended exposure to commodities. The Fund’s indirect and direct investments may be in the securities of foreign and emerging market issuers, which may be denominated in currencies other than the U.S. dollar.
The Advisor’s broad-based approach to managing the Fund combines both systematic and discretionary research and analysis. In managing the Fund, the Advisor seeks to understand the economic and business cycle, and the risks and opportunities the current cycle presents using its proprietary multi-factor model that includes growth, liquidity, and inflation factors (the “model”). The model categorizes the business cycle into various regimes based primarily on the intersection of these three macro factors – growth, liquidity, and inflation – using a probabilistic approach to assess the future state of these factors. The Fund employs an asset allocation strategy driven by regime modeling, which seeks to capture upside during risk-friendly business cycle regimes and preserve capital in risk-averse regimes. The Fund utilizes a four-step process that involves: (1) regime identification; (2) return estimation; (3) portfolio construction; and (4) qualitative review.
Step 1 – Regime Identification. The Advisor utilizes the output of the systematic model to determine the prevailing business cycle regime. Within the model, growth factors are used to measure economic growth conditions; liquidity factors are used to measure the credit cycle; and inflation factors are used to measure the direction of trend inflation. The identification of the prevailing business cycle regime determines the risk parameters and general asset allocation for the Fund.
Step 2 – Return Estimation. The Advisor’s model systematically generates return estimates for a population of assets reflecting global equities, credit, core bonds, currencies, and commodities.
Step 3 – Portfolio Construction. The Advisor conducts various portfolio optimizations using estimates for risk, correlation and returns, targeting the portfolio risk parameters identified as described in step 1 and using the returns identified in step 2.

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Fund Summary
Harbor Multi-Asset Explorer ETF

Step 4 – Qualitative Review of the Fund’s Portfolio. The Advisor adjusts portfolio positions to reflect discretionary analysis, including, but not limited to, valuation, sentiment, and sector fundamentals. The Fund’s portfolio managers balance the optimal portfolio identified solely based upon the systematic model against the opportunities identified through their discretionary analysis, subject to controlled ranges for deviation from the optimized portfolio in terms of relative volatility and tracking error. (Tracking error is a measure of the risk in an investment portfolio that is due to active management decisions.) The Advisor is also permitted to make broader changes to the asset allocation suggested by the systematic model but expects to do so only in limited situations. The resulting portfolio is then implemented by the Advisor by investing the Fund’s assets primarily in Underlying Funds.
Because the Fund’s targeted risk is largely determined by the systematically identified regime, the Fund’s portfolio may at times be positioned defensively during risk-averse regimes. This may help the Fund’s portfolio to preserve capital during drawdowns. However, if assets such as equities and credit perform well during a risk-averse regime when the Fund’s portfolio is defensively positioned, the Fund’s portfolio may underperform relative to the broader market.
In order to facilitate the Fund’s exposure to commodities, the Fund will invest up to 25% of its total assets, as determined at the end of each fiscal quarter, in a wholly owned and controlled subsidiary (the “Subsidiary”) organized under the laws of the Cayman Islands. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to commodity returns within the limits of the federal tax laws, which limit the ability of investment companies such as the Fund to invest directly in such instruments. The Subsidiary has the same investment objective and will follow the same investment policies and restrictions as the Fund, with the exception that the Subsidiary may invest without limitation in exchange-traded products backed by or linked to a physical commodity or commodity-linked derivative instruments. The Subsidiary’s investment in derivative instruments, including excess return swaps and futures, may have a leveraging effect on the Fund because of the leverage inherent in the use of derivatives. References to the Fund’s investment strategies and risks include those of its Subsidiary. The Subsidiary is advised by the Advisor.
The Advisor may sell a holding if the Advisor’s outlook on an asset class or sector changes or the Advisor identifies what it believes to be a more attractive investment opportunity. The portfolio will generally be rebalanced on a monthly basis, although the Advisor reserves the right to rebalance the portfolio at other times in response to market conditions.
The Fund has wide flexibility in the relative weightings of asset classes and sectors and the Fund’s asset allocation can change significantly over time based on the Advisor’s outlook for the global economy and market conditions. The Fund may at times engage in active and frequent trading to achieve its principal investment strategies.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. The Fund’s share price fluctuates and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include those set forth below. The following risks include the principal risks that the Fund is exposed to through its direct investments in securities and other instruments as well as through its investments in Underlying Funds:
ETF Risk: The Fund’s investment in shares of ETFs subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of the Fund, including premium/discount risk and authorized participant concentration/trading risk. As a shareholder in another ETF, the Fund bears its proportionate share of the ETF’s expenses.
Asset Allocation Risk: The Fund’s investment performance depends upon the successful allocation by the Advisor of the Fund’s assets among asset classes, geographical regions, sectors and specific investments. The Advisor’s judgment about the attractiveness, value and growth potential of a particular asset class, region, sector or investment may be incorrect and the Advisor’s selection of the Underlying Funds to implement its asset allocation decisions may not produce the desired results. The Advisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by

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Fund Summary
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transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Affiliated Fund Risk: The Advisor is subject to potential conflicts of interest in determining whether to invest in an underlying fund managed by the Advisor, and the Advisor may have an economic or other incentive to make or retain an investment in an affiliated fund in lieu of other investments that may also be appropriate for the Fund.
Commodity Risk: Commodity prices are generally affected by, among other factors, the cost of producing, transporting and storing commodities, changes in consumer or commercial demand for commodities, the hedging and trading strategies of producers and consumers of commodities, speculative trading in commodities by commodity pools and other market participants, disruptions in commodity supply, weather, political and other global events, global economic factors and government intervention in or regulation of the commodity or commodity futures markets. The prices of individual commodities may be volatile and the values of commodity-related ETFs and derivatives may be highly sensitive to the price of those commodities. To the extent the Fund has exposure to a single commodity (such as gold), it will be more susceptible to the risks associated with that particular commodity.
Commodity-Linked Derivatives Risk: The Fund’s investments in commodity-linked derivative instruments (either directly or through the Subsidiary) may subject the Fund to significantly greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by prevailing spot prices (the price at which a commodity can be bought or sold for immediate delivery) for the underlying commodity, supply and demand, market activity, liquidity, economic, financial, political regulatory, geographical, biological or judicial events, and the general interest rate environment. Commodity-linked derivatives are subject to the risk that the counterparty to the transaction, the exchange or trading facility on which they trade, or the applicable clearing house may default or otherwise fail to perform. The Fund will incur certain costs as a result of its use of derivatives and is required to post margin in respect to certain of its holdings in derivatives. Costs incurred by the Fund as a result of its use of derivatives will ultimately be borne by shareholders.
The Fund’s use of commodity-linked derivatives will have a leveraging effect on the Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund otherwise would have had. The Fund’s exposure to leverage can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject and make the Fund more volatile.
Credit Risk: The issuer or guarantor of a security owned by the Fund could default on its obligation to pay principal or interest or its credit rating could be downgraded. Likewise, a counterparty to a derivative or other contractual instrument owned by the Fund could default on its obligation. This risk may be higher for below investment-grade securities.
Derivatives Risk: The value of derivative instruments held by the Fund may not change in the manner expected by the Subadvisor and/or Advisor, as applicable, which could result in disproportionately large losses to the Fund. Derivatives may also be more volatile than other instruments and may create a risk of loss greater than the amount invested. In addition, certain derivatives may be difficult to value and may be illiquid.
Emerging Market Risk: Because the Fund may invest in securities of emerging market issuers, an investment in the Fund may be subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings,

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Fund Summary
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changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Fixed Income Security Risk: Fixed income securities fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
High Portfolio Turnover Risk: Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may lead to the realization and distribution to shareholders of higher capital gains, which may increase a shareholder’s tax liability.
High-Yield Risk: There is a greater risk that the Fund will lose money because it invests in below investment-grade fixed income securities and unrated securities of similar credit quality (commonly referred to as “high-yield” or “junk” bonds). These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, affiliates of the Advisor, market makers, or other entities, including funds or accounts over which the Advisor, an affiliate of the Advisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, an affiliate of the Advisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.
In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Mortgage- and Asset-Backed Securities Risk: Mortgage and other asset-backed securities are subject to credit, interest rate, extension, prepayment, and other risks. For mortgage and other asset-backed securities in the Fund’s portfolio that have embedded leverage, small changes in interest or prepayment rates may cause large and sudden price movements.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Additionally, small- and mid-cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on larger capitalized companies. Likewise, large cap stocks may fall out of favor relative to small- and mid-cap stocks, which may cause the Fund to underperform other equity funds that focus on smaller capitalized companies.
Quantitative Analysis Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Precious Metals Investment Risk: Prices of precious metals, including gold and silver, and of precious metal-related financial instruments historically have been very volatile and may fluctuate sharply over short periods of time. The high volatility of precious metals prices may adversely affect the prices of financial instruments that derive their value from the price of underlying precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals.

102

Fund Summary
Harbor Multi-Asset Explorer ETF

REIT Risk: REITs in which the Fund invests may decline in value as a result of factors affecting the real estate sector, such as changes in real estate values, changes in property taxes and government regulation affecting zoning, land use and rents, changes in interest rates, changes in the cash flow of underlying real estate assets, levels of occupancy, and market conditions, as well as the management skill and creditworthiness of the issuer.  Investments in REITs are also subject to additional risks, including the risk that REITs are unable to generate cash flow to make distributions to unitholders and fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended.
Sector Risk: To the extent that the Fund has significant exposure to a particular sector or commodity, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or commodity will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or commodities.
Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are the same as those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940 (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the Investment Company Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund.
U.S. Government Securities Risk: Securities issued or guaranteed by U.S. government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. government. As a result, no assurance can be given that the U.S. government will provide financial support to these securities or issuers (such as securities issued by the Federal National Mortgage Association, or the Federal Home Loan Mortgage Corporation). Although certain government securities are backed by the full faith and credit of the U.S. government (such as securities issued by the Government National Mortgage Association), circumstances could arise that would delay or prevent the payment of interest or principal. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future and, in these circumstances, the Fund’s returns may be adversely affected.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows the performance of the Fund for the period shown. The table shows how the Fund’s average annual total returns compare to a broad measure of market performance and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	7.83%	Q4 2023
Worst Quarter	-1.16%	Q4 2024

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Multi-Asset Explorer ETF
Before Taxes	18.56%	16.41%	09/13/2023
After Taxes on Distributions	17.38%	14.97%
After Taxes on Distributions and Sale of Fund Shares	11.20%	12.19%
Comparative Indices (reflects no deduction for fees, expenses or taxes)
S&P 500 Index^	17.88%	22.03%
ICE BofA 0-3 Month US Treasury Bill Total Return Index^^	4.28%	4.89%
^
This index represents a broad measure of market performance.
^^
The Advisor considers this index to be the appropriate benchmark index for the Fund for performance comparison purposes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.

103

Fund Summary
Harbor Multi-Asset Explorer ETF

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Spenser P. Lerner, CFA, Head of Multi-Asset Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc., has managed the Fund since 2023.
Justin Menne, Head of Global Equities at Harbor Capital Advisors, Inc., has managed the Fund since 2023.
Jonathan G. Poynter, PhD, Head of Quantitative Research at Harbor Capital Advisors, Inc., has managed the Fund since 2023.
Jake Schurmeier, Portfolio Manager at Harbor Capital Advisors, Inc., has managed the Fund since 2023.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

104

Harbor Osmosis Emerging Markets Resource Efficient ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.69%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.69%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$70	$221	$384	$859

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from December 18, 2024 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 123%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund seeks to achieve its investment objective through active exposures to equity securities of resource efficient large- and mid-capitalization public companies located in emerging markets. The Fund defines resource efficient public companies as those that, relative to their sector peers, emit less carbon, consume less water and generate less waste, as discussed in more detail below.
The quantitative strategy used by Osmosis Investment Management US LLC (the “Subadvisor”) in managing the Fund is predicated on its theory that resource efficiency, as measured by its proprietary Resource Efficiency Scores, is a predictor of which companies will generate investment returns above those of the MSCI Emerging Markets Index (the Fund’s “Benchmark”). The outcomes of the Subadvisor’s theory are not guaranteed. Companies are scored relative to other companies in their respective sector with respect to their publicly reported carbon emissions, water use and waste production (including hazardous, non-hazardous or nuclear waste, which may be recycled incinerated or landfilled) in order to produce scores that are comparable across sectors. The Subadvisor maintains a database of proprietary environmental information and collects, verifies and standardizes data for use in calculating proprietary Resource Efficiency Scores. The process for linking environmental and financial factors is subject to ongoing research and enhancement by the Subadvisor.
Portfolio holdings and weights are determined by an optimization process that seeks to maximize portfolio exposure to resource efficient companies (as determined by the Resource Efficiency Scores) while maintaining country, sector and factor (such as quality, volatility, leverage and earnings yield) weightings relative to the Fund’s Benchmark. Companies in the Financials sector are not given Resource Efficiency Scores due to their relatively minimal carbon emissions, water consumption and waste generation relative to other types of companies. Such companies are selected for inclusion in the Fund’s portfolio to maintain the portfolio’s overall factor weightings.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in resource efficient emerging markets companies, which the Fund defines as companies included in the Benchmark with Resource Efficiency Scores in the top three quintiles when ranked against other scored companies within the applicable sector (provided that companies within the Financials sector are considered to be resource efficient for purposes of this policy solely based on their sector classification).
The Fund may also invest up to 20% of its net assets in investments, including other investment companies, that the Subadvisor may not consider resource efficient in order to maintain weights relative to the Fund’s Benchmark, including when it is impractical or difficult to obtain such exposures through resource efficient companies. Such investments are outside the Fund’s 80% investment policy.
The Fund typically holds securities of approximately 70 to 90 companies. The Fund does not invest in tobacco companies, companies engaged in the manufacture of cluster munitions or anti-personnel mines, or companies that breach the United Nations Global Compact’s social and governance safeguards (which are companies that do not act in accordance with the United Nations Global Compact’s principles and their associated standards, conventions and treaties). The Fund may invest in instruments denominated in U.S. dollars and foreign currencies.
The Subadvisor utilizes the quantitative strategy described above to make its assessments and, except in very limited circumstances,

105

Fund Summary
Harbor Osmosis Emerging Markets Resource Efficient ETF

follows the output of its strategy when making buy and sell decisions for the Fund’s portfolio. The Fund’s portfolio is rebalanced monthly.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
Emerging Market Risk: Because the Fund may invest in securities of emerging market issuers, an investment in the Fund may be subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Resource Efficiency Strategy Risk: The theories and assumptions upon which the Subadvisor bases the methodology—including its resource efficiency scoring process—used in evaluating companies for the Fund may be unsound. A company’s business practices, products or services may change over time, as a result of which the Fund may temporarily hold securities that are inconsistent with its investment criteria. There is no guarantee that the Subadvisor’s methodology will accurately provide exposure to resource efficient companies. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Subadvisor’s strategy may result in the Fund investing in companies, industries or sectors that the market may not favor or foregoing investments that outperform the Fund’s investments in certain environments.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund will effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for

106

Fund Summary
Harbor Osmosis Emerging Markets Resource Efficient ETF

shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Data Risk: The Subadvisor relies on company data it believes to be reliable in order to produce Resource Efficiency Scores, but it does not guarantee the accuracy or availability of any such data. Companies will be excluded from the Fund if sufficient data is not available to produce a score, which could result in the exclusion of companies that could otherwise be considered resource efficient. The risk of incomplete or inaccurate data is higher in emerging markets as compared with more developing markets.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses.
Investment in Other Investment Companies Risk: Investments in other investment companies (including money market funds and ETFs) are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

107

Fund Summary
Harbor Osmosis Emerging Markets Resource Efficient ETF

Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	10.03%	Q2 2025
Worst Quarter	1.40%	Q4 2025

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Osmosis Emerging Markets Resource Efficient ETF
Before Taxes	22.12%	20.17%	12/18/2024
After Taxes on Distributions	20.47%	18.61%
After Taxes on Distributions and Sale of Fund Shares	13.68%	15.05%
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI Emerging Markets (ND) Index	33.57%	29.93%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Osmosis Investment Management US LLC (“Osmosis”) has subadvised the Fund since 2024.

Portfolio Managers
The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
Alex Stephen, Portfolio Manager at Osmosis Investment Management US LLC, has managed the Fund since 2024.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

108

Harbor Osmosis International Resource Efficient ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.55%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.55%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$56	$176	$307	$689

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from December 11, 2024 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 52%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund seeks to achieve its investment objective through active exposures to equity securities of resource efficient large- and mid-capitalization public companies across developed market countries, excluding the United States. The Fund defines resource efficient public companies as those that, relative to their sector peers, emit less carbon, consume less water and generate less waste, as discussed in more detail below.
The quantitative strategy used by Osmosis Investment Management US LLC (the “Subadvisor”) in managing the Fund is predicated on its theory that resource efficiency, as measured by its proprietary Resource Efficiency Scores, is a predictor of which companies will generate investment returns above those of the MSCI World ex US Index (the Fund’s “Benchmark”). The outcomes of the Subadvisor’s theory are not guaranteed. Companies are scored relative to other companies in their respective sector with respect to their publicly reported carbon emissions, water use and waste production (including hazardous, non-hazardous or nuclear waste, which may be recycled incinerated or landfilled) in order to produce scores that are comparable across sectors. The Subadvisor maintains a database of proprietary environmental information and collects, verifies and standardizes data for use in calculating proprietary Resource Efficiency Scores. The process for linking environmental and financial factors is subject to ongoing research and enhancement by the Subadvisor.
Portfolio holdings and weights are determined by an optimization process that seeks to maximize portfolio exposure to resource efficient companies (as determined by the Resource Efficiency Scores) while maintaining country, sector and factor (such as quality, volatility, leverage and earnings yield) weightings relative to the Fund’s Benchmark. Companies in the Financials sector are not given Resource Efficiency Scores due to their relatively minimal carbon emissions, water consumption and waste generation relative to other types of companies. Such companies are selected for inclusion in the Fund’s portfolio to maintain the portfolio’s overall factor weightings.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in resource efficient companies, which the Fund defines as companies included in the Benchmark with Resource Efficiency Scores in the top three quintiles when ranked against other scored companies within the applicable sector (provided that companies within the Financials sector are considered to be resource efficient for purposes of this policy solely based on their sector classification).
The Fund may also invest up to 20% of its net assets in investments that the Subadvisor may not consider resource efficient in order to maintain weights relative to the Fund’s Benchmark, including when it is impractical or difficult to obtain such exposures through resource efficient companies. Such investments are outside the Fund’s 80% investment policy.
The Fund typically holds securities of approximately 70 to 90 companies. The Fund does not invest in tobacco companies, companies engaged in the manufacture of cluster munitions or anti-personnel mines, or companies that breach the United Nations Global Compact’s social and governance safeguards (which are companies that do not act in accordance with the United Nations Global Compact’s principles and their associated standards, conventions and treaties). The Fund may invest in instruments denominated in U.S. dollars and foreign currencies.
The Subadvisor utilizes the quantitative strategy described above to make its assessments and, except in very limited circumstances,

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Fund Summary
Harbor Osmosis International Resource Efficient ETF

follows the output of its strategy when making buy and sell decisions for the Fund’s portfolio. The Fund’s portfolio is rebalanced monthly.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Resource Efficiency Strategy Risk: The theories and assumptions upon which the Subadvisor bases the methodology—including its resource efficiency scoring process—used in evaluating companies for the Fund may be unsound. A company’s business practices, products or services may change over time, as a result of which the Fund may temporarily hold securities that are inconsistent with its investment criteria. There is no guarantee that the Subadvisor’s methodology will accurately provide exposure to resource efficient companies. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Subadvisor’s strategy may result in the Fund investing in companies, industries or sectors that the market may not favor or foregoing investments that outperform the Fund’s investments in certain environments.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.

110

Fund Summary
Harbor Osmosis International Resource Efficient ETF

Data Risk: The Subadvisor relies on company data it believes to be reliable in order to produce Resource Efficiency Scores, but it does not guarantee the accuracy or availability of any such data. Companies will be excluded from the Fund if sufficient data is not available to produce a score, which could result in the exclusion of companies that could otherwise be considered resource efficient.
Geographic Focus Risk: The Fund may invest a substantial amount of its assets in securities of issuers located in a single country or geographic region. As a result, any changes to the regulatory, political, social or economic conditions in such country or geographic region will generally have greater impact on the Fund than such changes would have on a more geographically diversified fund and may result in increased volatility and greater losses.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Mid Cap Risk: The Fund’s performance may be more volatile because it invests in mid cap stocks. Mid cap companies may have limited product lines, markets and financial resources. Securities of mid cap companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, mid cap stocks may fall out of favor relative to small or large cap stocks, which may cause the Fund to underperform other equity funds that focus on small or large cap stocks.
Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund and an additional index over time. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

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Fund Summary
Harbor Osmosis International Resource Efficient ETF

Calendar Year Total Returns

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	14.80%	Q2 2025
Worst Quarter	2.96%	Q3 2025

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor Osmosis International Resource Efficient ETF
Before Taxes	32.87%	26.73%	12/11/2024
After Taxes on Distributions	31.26%	25.26%
After Taxes on Distributions and Sale of Fund Shares	20.10%	20.11%
Comparative Index (reflects no deduction for fees, expenses or taxes)
MSCI World Ex. US (ND) Index	31.85%	25.76%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Osmosis Investment Management US LLC (“Osmosis”) has subadvised the Fund since 2024.

Portfolio Managers
The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
Alex Stephen, Portfolio Manager at Osmosis Investment Management US LLC, has managed the Fund since 2024.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

112

Harbor PanAgora Dynamic Large Cap Core ETF

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.35%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.35%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$36	$113	$197	$443

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests primarily in equity securities, principally common stocks and preferred stocks of large cap companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of large cap companies.
The Fund defines large cap companies as those with market capitalizations that fall within the range of at least one of the following indexes: the Russell 1000 Index or the S&P 500 Index. As of December 31, 2025, the range of each Index was $1.03 billion to $4.53 trillion and $5.82 billion to $4.53 trillion, respectively, but each is expected to change frequently.
In managing the Fund’s portfolio, PanAgora Asset Management, Inc., the Fund’s subadvisor (“PanAgora” or the “Subadvisor”), employs a bottom-up approach that integrates fundamental and quantitative techniques with risk management tools. In evaluating and selecting investments for the Fund, PanAgora employs a proprietary framework using quantitative models that seeks to identify companies that offer above-market return potential based on certain metrics measuring a company’s financial and operational health. The Subadvisor believes that excess returns compared to the Fund’s benchmark, the S&P 500 Index (or “alpha”) can be generated over the long term by investing in high-quality companies with strong management and superior competitive edge, positive sentiment and/or attractive valuations. The Subadvisor seeks to generate excess returns using its proprietary alpha modeling approach that incorporates a diverse set of uncorrelated fundamentally and economically driven alpha factors related to each company’s financial and operational health to build a unique model for each stock within the investible universe. The Subadvisor maintains an inventory of alpha factors that fall into categories including, but not limited to, value, momentum, and quality factors. These factors seek to systematically capture fundamental business strength and qualities.
The Subadvisor also believes in the alpha generation potential of environmental, social and governance (“ESG”) factors. The Subadvisor utilizes tools and analyzes metrics that are designed to assess companies' ESG attributes to develop proprietary ESG alpha factors that are evaluated alongside the other alpha factors. The consideration of ESG alpha factors together with other alpha factors contributes to a company’s overall alpha score. The Subadvisor may rely on tools such as data sets that reflect corporate filings and earnings transcripts that the Subadvisor uses to capture different ESG attributes including board makeup and quality, integrity in communications to investors as well as resource efficiency, which is derived from alternative data sets. The ESG metrics and information used in the portfolio construction process may change over time and may not be relevant to all companies that are eligible for investment by the Fund. The Subadvisor’s proprietary alpha modeling tool is designed to systematically establish a tailored alpha forecast model for each company and adapts this forecast as a company’s fundamental characteristics evolve over time.
The Subadvisor then uses a proprietary optimization technique along with risk management tools to analyze stock weight decisions and select the portfolio that it believes maximizes alpha for a given level of risk. This optimization tool also analyzes several risk metrics, including, among others, tracking error relative to the Fund’s benchmark, market risk, and concentration risk.
The Fund primarily invests its assets in issuers located in the U.S. From time to time, the Fund may invest a significant portion

113

Fund Summary
Harbor PanAgora Dynamic Large Cap Core ETF

of its assets in companies in one or more related industries or sectors.
The Fund is classified as non-diversified, which means the Fund may invest in the securities of a smaller number of issuers than a diversified fund.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first six risks) include:
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Large Cap Risk: Large cap stocks may fall out of favor relative to small or mid cap stocks, which may cause the Fund to underperform other equity funds that focus on small or mid cap stocks. Large cap companies may be less able than smaller cap companies to adapt to changing market conditions and may be more mature and subject to more limited growth potential than smaller cap companies.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Model Risk: There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, historical trends in data may not be predictive going forward. The strategies and techniques employed in a quantitative model cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact their performance. The effectiveness of the given strategy or technique may deteriorate in an unpredictable fashion for any number of reasons including, but not limited to, an increase in the amount of assets managed or the use of similar strategies or techniques by other market participants and/or market dynamic shifts over time. In addition, factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. There can be no assurances that the strategies pursued or the techniques implemented in the quantitative model will be profitable, and various market conditions may be materially less favorable to certain strategies than others. Even in the absence of flaws, a model may not perform as anticipated.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Large Shareholder Risk: Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large

114

Fund Summary
Harbor PanAgora Dynamic Large Cap Core ETF

shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that a Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by a Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns compare to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborcapital.com or call 800-422-1050.

Calendar Year Total Returns

During the time period shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	12.87%	Q2 2025
Worst Quarter	-5.50%	Q1 2025

115

Fund Summary
Harbor PanAgora Dynamic Large Cap Core ETF

Average Annual Total Returns — As of December 31, 2025

	One Year	Annualized	Inception Date
		Since Inception
Harbor PanAgora Dynamic Large Cap Core ETF
Before Taxes	19.54%	17.68%	10/09/2024
After Taxes on Distributions	19.44%	17.56%
After Taxes on Distributions and Sale of Fund Shares	11.64%	13.52%
Comparative Index (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	17.88%	16.02%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
PanAgora Asset Management, Inc. (“PanAgora”) has subadvised the Fund since 2024.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Jaime H. Lee, Ph.D. PanAgora Asset Management, Inc.
Dr. Lee is a Managing Director and the Head of Dynamic Equity Investments at PanAgora and has served as a portfolio manager for the Fund since 2024.
George D. Mussalli, CFA PanAgora Asset Management, Inc.
Mr. Mussalli is the Global Chief Investment Officer at PanAgora and has served as a portfolio manager for the Fund since 2024.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

116

Harbor SMID Cap Core ETF

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.88%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.88%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 Estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
ETF	$90	$281

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from May 1, 2025 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 6%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests principally in common stocks and other equity securities of U.S. small- and mid- (smid) capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of smid-cap companies, which the Fund defines as those with market capitalizations that fall within the range of the Russell 2500® Index (the “Index”) provided that the upper end of the capitalization range of that Index equals or exceeds $12 billion. If the upper end of the Index’s capitalization range falls below $12 billion, the Fund will continue to define those companies with market capitalizations between the lower end of the range of the Index and $12 billion as smid-cap companies. As of December 31, 2025, the range of the Index was $1.27 billion to $36.99 billion, but it is expected to change frequently.
The Subadvisor employs a disciplined investment approach that seeks to identify companies that, in the Subadvisor’s view, demonstrate strong business fundamentals, such as revenue growth, strong profit margins, manageable debt and strong cash flow, and earnings prospects that are not recognized by the market as a whole and therefore not reflected in the companies’ current market valuations. The Subadvisor uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio.
The Subadvisor uses statistical analysis designed to identify and manage specific risks in the Fund’s portfolio compared to its benchmark by measuring factors like value, earnings growth, volatility, and sector over and underweights, seeking to minimize unexpected losses and improve risk-adjusted returns. The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. Any attempts to limit risk are not guaranteed to be successful. The Fund’s sector weightings are an outgrowth of individual stock selection.
The Subadvisor may sell a stock if one of the following situations arises:
■
The company’s stock performs in line with the Subadvisor’s expectations and reaches or exceeds a price projected by the Subadvisor;
■
The investment process identifies a company the Subadvisor believes has superior return and risk characteristics. In this situation, the more attractive stock would force them to sell the less attractive stock so that they continue to own only their best investment ideas; or
■
The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.
The Fund’s portfolio is expected to consist of approximately 40-70 companies.

117

Fund Summary
Harbor SMID Cap Core ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first four risks) include:
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
ESG Factors Risk: The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity,

118

Fund Summary
Harbor SMID Cap Core ETF

and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Because the Fund is newly organized, the Fund has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
EARNEST Partners LLC (“EARNEST Partners”) has subadvised the Fund since 2025.

Portfolio Manager
The portfolio manager is responsible for the day-to-day investment decision making for the Fund.
Paul E. Viera EARNEST Partners LLC
Mr. Viera is the Chief Executive Officer, a Portfolio Manager and the founder of EARNEST Partners and has managed the Fund since 2025.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

119

Harbor SMID Cap Value ETF

Fund Summary
Investment Objective
The Fund seeks long-term total return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.88%
Distribution and Service (12b-1) Fees	None
Other Expenses[1],[2]	0.00%
Total Annual Fund Operating Expenses	0.88%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
2 Estimated for the current fiscal year.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years
ETF	$90	$281

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from May 1, 2025 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 9%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
The Fund invests principally in common stocks and other equity securities of U.S. small- and mid- (smid) capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of smid-cap companies that it considers “value” stocks.
The Fund defines smid-cap companies as those with market capitalizations that fall within the range of the Russell 2500® Index, provided that the upper end of the capitalization range of that Index equals or exceeds $12 billion. If the upper end of the Index’s capitalization range falls below $12 billion, the Fund will continue to define those companies with market capitalizations between the lower end of the range of the Index and $12 billion as smid-cap companies. As of December 31, 2025, the range of the Index was $1.27 billion to $36.99 billion, but it is expected to change frequently. The Fund considers all constituent securities of any value index defined by FTSE Russell to be value stocks.
The Subadvisor employs a disciplined investment approach that seeks to identify companies that, in the Subadvisor’s view, demonstrate strong business fundamentals, such as revenue growth, strong profit margins, manageable debt and strong cash flow, and earnings prospects that are not recognized by the market as a whole and therefore not reflected in the companies’ current market valuations. The Subadvisor uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio.
The Subadvisor uses statistical analysis designed to identify and manage specific risks in the Fund’s portfolio compared to its benchmark by measuring factors like value, earnings growth, volatility, and sector over and underweights, seeking to minimize unexpected losses and improve risk-adjusted returns. The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. Any attempts to limit risk are not guaranteed to be successful. The Fund’s sector weightings are an outgrowth of individual stock selection.
The Subadvisor may sell a stock if one of the following situations arises:
■
The company’s stock performs in line with the Subadvisor’s expectations and reaches or exceeds a price projected by the Subadvisor;
■
The investment process identifies a company the Subadvisor believes has superior return and risk characteristics. In this situation, the more attractive stock would force them to sell the less attractive stock so that they continue to own only their best investment ideas; or
■
The company’s prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects.
The Fund’s portfolio is expected to consist of approximately 40-70 companies.

120

Fund Summary
Harbor SMID Cap Value ETF

Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Value Style Risk: Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
ESG Factors Risk: The Subadvisor may incorporate environmental, social and governance considerations as a component of its risk analysis. The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such

121

Fund Summary
Harbor SMID Cap Value ETF

large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. The Board of Trustees may liquidate the Fund at any time in accordance with the Declaration of Trust and governing law. As a result, the timing of the Fund’s liquidation may not be favorable.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Because the Fund is newly organized, the Fund has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.
Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
EARNEST Partners LLC (“EARNEST Partners”) has subadvised the Fund since 2025.

Portfolio Manager
The portfolio manager is responsible for the day-to-day investment decision making for the Fund.
Paul E. Viera EARNEST Partners LLC
Mr. Viera is the Chief Executive Officer, a Portfolio Manager and the founder of EARNEST Partners and has managed the Fund since 2025.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

122

Harbor Transformative Technologies ETF

Fund Summary
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Rate
Management Fees	0.69%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.69%
1 Pursuant to the Investment Advisory Agreement, the Advisor pays all of the operating expenses of the Fund, except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under the Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; and (viii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Expense Example
This Expense Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Expense Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Expense Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
ETF	$70	$221	$384	$859

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. For the period from April 16, 2025 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 13%. Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of “transformative technology” companies. Transformative technology companies are companies operating in any sector that the Subadvisor (as defined below) believes to have growth potential tied to transformative technologies. Transformative technologies are innovations that alter the way consumers, businesses or industries operate by using technology to build a competitive advantage. Such companies may be engaged in offering or developing products, processes or services that provide or benefit from technological advances and improvements, or using such products, processes or services in ways that the Subadvisor expects to substantially drive growth. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers. The Fund invests in securities across the market capitalization spectrum..
The Fund principally invests in common stocks, and may also invest in American Depositary Receipts (“ADRs”). The Fund is permitted to buy equity and equity-related securities of companies of every size. The Fund invests primarily in the securities of U.S. issuers but may invest up to 20% of its total assets in the securities of foreign issuers, including issuers located or doing business in emerging markets.
Jennison Associates LLC, the Fund’s subadvisor (the “Subadvisor”), selects investments for the Fund using bottom-up, fundamental research and portfolio construction. A systematic portfolio implementation process is used to build a portfolio of stocks aligned with the Fund’s investment focus. The Subadvisor’s bottom-up, fundamental research seeks to identify companies where technology can be a transformative means to target new markets or expand opportunities within existing markets. The fundamental process includes industry and third party research, management, customer and competitor interactions, detailed proprietary financial modeling and rigorous valuation discipline. The Subadvisor looks to invest in companies that have a strong and defensible competitive position, unique growth drivers or upcoming catalysts (e.g., launching a new product, expanding into a new market, securing a major partnership or benefiting from a new industry trend), a proven and experienced management team, the ability to capitalize on economic trends, and/or expected growth in revenue, or earnings, and/or cash flow that the Subadvisor expects to outpace market averages.
The Fund concentrates its investments (i.e., invests 25% or more of its total assets) in the securities of companies in the groups of industries comprising the information technology sector.
The Subadvisor integrates research regarding environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities into its investment process, and engages with certain companies on these topics when deemed material. The key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer. Such ESG factors may not be determinative in deciding whether to include or exclude any particular investment in the portfolio and are not the sole considerations when making investment decisions and may be given more or less weight than other inputs in the investment selection process in a given investment decision.
The Subadvisor considers selling or reducing a position when, in the opinion of the Subadvisor, the issuer has experienced a fundamental disappointment; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently

123

Fund Summary
Harbor Transformative Technologies ETF

promising; the portfolio managers believe more attractive investment opportunities are available; or the stock has experienced adverse price movement.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund (in alphabetical order after the first five risks) include:
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions, the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Equity Risk: The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Transformative Technology Company Risk: The Fund’s investment focus on transformative technology companies means that the Fund will be more affected by the performance of the technology sector than a fund that is more diversified. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments in transformative technology companies. Transformative technology companies can be significantly affected by short product cycles, obsolescence of existing technology, impairment or loss of intellectual property rights, falling prices and profits, competition from new market entrants, government regulation and other factors. These events can take place suddenly and without warning, which may cause transformative technology companies to experience significant volatility in their financial performance. Stocks of companies that rely heavily on technology in general, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Additionally, transformative technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
The Subadvisor’s assessment that a company offers, uses or develops products, processes or services that provide or benefit from technological advancements and improvements may be incorrect. These companies that the Subadvisor believes have the potential for growth may in fact not be successful. Furthermore, a company’s business activities that cause the Subadvisor to deem it a transformative technology company may constitute a small part of the company’s overall business and have a limited impact on the company’s financial performance.
Risks Associated with Exchange-Traded Funds: As an ETF, the Fund is subject to the following risks:
Authorized Participant Concentration/Trading Risk: Only authorized participants (“APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as APs and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the shares. This risk may be heightened to the extent that securities held by the Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem Creation Units (as defined below), this may result in a significantly diminished trading market for shares, and shares may be more likely to trade at a premium or discount to the Fund’s net asset value and to face trading halts and/or delisting. This risk may be heightened during periods of volatility or market disruptions.
Cash Transactions Risk: The Fund may effect some or all of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects all of its creations and redemptions in-kind. Because the Fund may effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of portfolio securities may result in capital gains or losses and may also result in higher brokerage costs. To the extent costs are not offset by transaction fees charged by the Fund to APs, the costs of cash transactions will be borne by the Fund.
Premium/Discount Risk: The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. This may result in the Fund’s shares trading significantly above (premium) or below (discount) the Fund’s net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. However, given that shares can only be purchased and redeemed in Creation Units to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Advisor believes that large discounts or premiums to the net asset value of shares should not be sustained. During stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s shares and their net asset value.
Growth Style Risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.
Depositary Receipts Risk: Depositary receipts are certificates evidencing ownership of shares of a foreign issuer. These certificates

124

Fund Summary
Harbor Transformative Technologies ETF

are issued by depository banks and generally trade on an established market in the U.S. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. Depositary receipts are subject to the risks associated with investing directly in foreign securities.
ESG Factors Risk: The consideration of ESG factors by the Subadvisor could cause the Fund to perform differently than other funds. ESG factors are not the only consideration used by the Subadvisor in making investment decisions for the Fund and the Fund may invest in a company that scores poorly on ESG factors if it scores well on other criteria. ESG factors may not be considered for every investment decision.
Foreign Securities Risk: Because the Fund may invest in securities of foreign issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more significant for issuers in emerging market countries. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s securities, sometimes rapidly or unpredictably.
Large Shareholder Risk: Certain large shareholders including authorized participants (“AP”), third-party investors, the Advisor, the Subadvisor, affiliates of the Advisor or the Subadvisor, market makers, or other entities, including funds or accounts over which the Advisor or the Subadvisor, an affiliate of the Advisor or the Subadvisor or a third-party intermediary has investment discretion, such as those investing through one or more model portfolios, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Smaller companies may have limited product lines, markets and financial resources. Additionally, small- and mid-cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on larger capitalized companies. Likewise, large cap stocks may fall out of favor relative to small- and mid-cap stocks, which may cause the Fund to underperform other equity funds that focus on smaller capitalized companies.
Non-Diversification Risk: Because the Fund is non-diversified and may invest a greater percentage of its assets in securities of a single issuer, and/or invest in a relatively small number of issuers, it is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio.
Sector Risk: Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.
Selection Risk: The Subadvisor’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect, which may cause the Fund to underperform. Additionally, the Subadvisor potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadvisor believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadvisor and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Performance
Because the Fund does not yet have a complete calendar year of performance history, the bar chart and total return tables are not provided. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain performance information, please visit the Fund’s website at harborcapital.com or call 800-422-1050.

125

Fund Summary
Harbor Transformative Technologies ETF

Portfolio Management
Investment Advisor
Harbor Capital Advisors, Inc.

Subadvisor
Jennison Associates LLC (“Jennison”) has subadvised the Fund since 2025.

Portfolio Managers
The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Nicolas Rubinstein Jennison Associates LLC
Mr. Rubinstein is a Managing Director and a technology equity portfolio manager of Jennison and has co-managed the Fund since 2025.
Eric Sartorius, CFA Jennison Associates LLC
Mr. Sartorius is a Managing Director and a portfolio manager for small cap core, midcap growth and technologies at Jennison and has co-managed the Fund since 2025.
Jason T. McManus Jennison Associates LLC
Mr. McManus is a Managing Director, the Head of Custom Solutions, and a custom solutions portfolio manager of Jennison and has co-managed the Fund since 2022.
Buying and Selling Fund Shares
Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares of the Fund are listed and traded on an exchange at market price throughout the day rather than at NAV and may trade at a price greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling Fund shares in the secondary market (the “bid-ask spread”). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spread, is available at harborcapital.com.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

126

Additional Information about the Funds' Investments

Investment Objectives
Each Fund’s investment objective may be found in the applicable Fund Summary.
There can be no assurance that a Fund will be successful in achieving its investment objective. The Board of Trustees of Harbor ETF Trust (the “Board of Trustees”) may change a Fund’s investment objective without shareholder approval.

Principal Investment Strategies and Risks
Each Fund’s principal investment strategies and the principal associated risks are described in the  respective Fund Summary section at the front of this Prospectus. More detailed descriptions of certain of the principal investments and risks are described below. The order of the below investments and risk factors does not indicate the significance of any particular investment or risk factor.
The Advisor primarily invests the assets of Harbor Multi-Asset Explorer ETF in Underlying Funds (as defined in the Fund Summary). The Fund may have exposure to certain of the instruments, techniques and risks described below either directly or indirectly through an investment in an Underlying Fund.
In addition to the investment strategies described in this Prospectus, each Fund may also make other types of investments, and, therefore, may be subject to other risks.  For additional information about each Fund, its investments and related risks, please see the Funds’ Statement of Additional Information.
80% INVESTMENT POLICY
The 80% investment policy of Harbor Active Small Cap ETF, Harbor Active Small Cap Growth ETF, Harbor AI Inflection Strategy ETF, AlphaEdge™ Large Cap Value ETF, Harbor AlphaEdge™ Small Cap Earners ETF, Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF), Harbor Disciplined Bond ETF, Harbor Dividend Growth Leaders ETF, Harbor Emerging Markets Equity ETF, Harbor Emerging Markets Select ETF, Harbor Health Care ETF, Harbor Human Capital Factor US Large Cap ETF, Harbor Human Capital Factor US Small Cap ETF, Harbor International Equity ETF, Harbor Long-Short Equity ETF, Harbor Mid Cap Core ETF, Harbor Mid Cap Value ETF, Harbor Osmosis Emerging Markets Resource Efficient ETF, Harbor Osmosis International Resource Efficient ETF, Harbor PanAgora Dynamic Large Cap Core ETF, Harbor SMID Cap Core ETF, Harbor SMID Cap Value ETF and Harbor Transformative Technologies ETF may be changed by the Fund upon 60 days’ advance notice to shareholders. The market value of derivatives that have economic characteristics similar to the investments included in a Fund’s 80% policy will be counted for purposes of such policy.
For purposes of the Harbor Health Care ETF’s 80% investment policy, the Fund considers an issuer to be “principally engaged in the research, development, production, or distribution of products and services related to the health care industry” if it derives greater than 50% of its revenues from within the health care industry or, for issuers that have yet to generate revenue, the issuer’s research and development and products/services target or operate within the health care industry as defined by a third party.
ACTIVE MANAGEMENT
Harbor Active Small Cap ETF, Harbor Active Small Cap Growth ETF, Harbor AI Inflection Strategy ETF, Harbor Alpha Layering ETF, Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF), Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF), Harbor Disciplined Bond ETF, Harbor Dividend Growth Leaders ETF, Harbor Emerging Markets Equity ETF, Harbor Emerging Markets Select ETF, Harbor Health Care ETF, Harbor International Compounders ETF, Harbor International Equity ETF, Harbor Long-Short Equity ETF, Harbor Long-Term Growers ETF, Harbor Mid Cap Core ETF, Harbor Mid Cap Value ETF, Harbor Multi-Asset Explorer ETF, Harbor Osmosis Emerging Markets Resource Efficient ETF, Harbor Osmosis International Resource Efficient ETF,  Harbor PanAgora Dynamic Large Cap Core ETF, Harbor SMID Cap Core ETF, Harbor SMID Cap Value ETF and Harbor Transformative Technologies ETF are actively managed by their respective Advisor and/or Subadvisor, as applicable. Actively managed portfolios are subject to management risk. In managing a Fund’s portfolio, the Subadvisor and/or Advisor, as applicable, applies investment techniques and risk analyses in making investment and asset allocation decisions, but there can be no guarantee that they will produce the desired results.
Temporary Defensive Positions
Each actively managed Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent instruments or other less volatile instruments—in response to adverse market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
COMMODITY-RELATED INVESTMENTS
Harbor Alpha Layering ETF, Harbor Commodity All-Weather Strategy ETF, Harbor Long-Short Equity ETF and Harbor Multi-Asset Explorer ETF principally invest in securities and/or instruments that expose them to commodity risks.
Risks Associated with Commodity-Related Investments

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Exposure to commodities often involves higher volatility than traditional securities. Their value can fluctuate based on market trends, commodity index changes, interest rates, and industry-specific factors like supply and demand, weather, and global economic or political developments. These investments may also react to perceived instability in the economy, even if unwarranted. Rising interest rates may negatively impact commodity prices by increasing the cost of carrying or financing physical commodities. Events such as natural disasters, droughts, floods or pandemics can disrupt supply chains and affect commodity availability. Regulatory and political factors such as embargoes, tariffs, sanctions or changes in international trade agreements can impact supply and demand. Certain commodities or related instruments may lack active trading markets and sudden market closures or interruptions can prevent timely liquidation of investments. Shifts in commodity market regulations, including margin requirements or trading restrictions, could adversely affect investments. While commodities can diversify a portfolio due to low correlation with traditional assets, this benefit is not guaranteed. During periods of market stress, correlations may increase, reducing diversification advantages. Extraction, production, and use of commodities may face increasing scrutiny due to environmental and social concerns, potentially impacting prices or limiting investment opportunities.
DATA-RELATED RISKS
The Advisor and/or Subadvisor, as applicable, rely on third-party data providers for various types of financial, market, and index data used in the Fund’s investment process. These data providers may experience errors, omissions, or delays in the collection, processing, and dissemination of data. While the Subadvisor and/or Advisor, as applicable, seeks to identify and correct such errors, there is no guarantee that all inaccuracies will be detected in a timely manner or at all.
Errors in third-party data may affect the calculation of a Fund’s net asset value, portfolio composition, risk metrics, index tracking or other aspects of Fund performance. In some cases, these errors may result in trading losses, misallocation of assets, or unintended exposures. Each Fund, Advisor and/or Subadvisor, as applicable, does  not independently verify third-party data and rely on the accuracy of the information provided.
The Subadvisor and/or Advisor, as applicable, may use artificial intelligence, machine learning, or other automated tools in connection with its analysis or use of data. Such technologies may produce incomplete, inaccurate, or unintended results if the underlying data is flawed or if the models function in an unexpected manner.
Additionally, if an index provider or data provider restates or revises historical data after a Fund has made investment decisions based on such information, such Fund may suffer losses or underperform its benchmark.
DERIVATIVE INSTRUMENTS
Each Fund may use derivatives to hedge against adverse changes—which may be caused by changing stock market prices or currency exchange rates—in the market value of securities held by or to be bought for the Fund, as a substitute for purchasing or selling securities or foreign currencies, to manage the duration of a fixed income portfolio, or in non-hedging situations to attempt to profit from anticipated market developments. Each of Harbor Alpha Layering ETF, Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF), Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF), Harbor Commodity All-Weather Strategy ETF, Harbor Long-Short Equity ETF and Harbor Multi-Asset Explorer ETF may also use derivatives as described in its principal investment strategy. In general, a derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index, or other asset. Examples of derivatives are futures contracts, options, forward contracts, hybrid instruments, swaps, caps, collars and floors.
Futures Contracts: A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). Transactions in futures contracts involve brokerage costs and require margin deposits.
As part of its strategy, the Subadvisor to Harbor Alpha Layering ETF will engage in “rolling” of futures contracts. As the futures contracts held by the Fund approach expiration, they will be sold prior to their expiration date and similar contracts that have a later expiration date will be purchased. Thus, for example, a futures contract purchased and held in August may specify an October expiration. As time passes, the contract expiring in October may be replaced by a contract for delivery in November. Any difference between the price for the nearer delivery month contract and the price for the distant month contract is known as a “roll yield” and can be either a positive amount or a negative amount. If the market for these contracts is (putting aside other considerations) in “backwardation”, which means that the prices are lower in the distant delivery months than in the nearer delivery months, the sale of the October contract would take place at a price that is higher than the price of the November contract, thereby

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creating a “roll yield.” While some of the contracts the Fund may hold have historically exhibited consistent periods of backwardation, backwardation may not exist at all times. Moreover, certain commodities, such as gold, have historically traded in “contango” markets. Contango markets are those in which the prices of contracts are higher in the distant delivery months than in the nearer delivery months. The absence of backwardation and presence of contango in a particular commodity market could result in negative “roll yields,” which could adversely affect the value of the Fund. However, the existence of contango (or backwardation) in a particular commodity market does not automatically result in negative (or positive) “roll yields.” The actual realization of a potential roll yield will be dependent upon the shape of the futures curve. The term “futures curve” refers to the relationship between the price of futures contracts over different futures contract maturity dates when plotted in a graph. If the relevant part of the commodity futures curve is in backwardation—a downward sloping futures curve—then, all other factors being equal, the price of a product or index holding that future will tend to rise over time as lower futures prices converge to higher spot prices. The opposite effect would occur for contango.
Forward Contracts: A forward contract is a private, customizable agreement to buy or sell a specified security or instrument at a future date at a price set at the time of the contract. Forward contracts settle at the end of the agreement and trade over-the-counter. A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A non-deliverable forward currency contract is a contract where there is no physical settlement of two currencies at maturity. Instead, a net cash settlement will be made by one party to the other based on the movement of the currencies.
Swap Agreements: A swap agreement is a contractual arrangement in which two parties agree to exchange cash flows or returns (such as interest rates, currencies, or investment performance) based on specified terms, without exchanging ownership of the underlying assets.
Credit Default Swaps: Credit default swaps are typically two-party financial contracts that transfer credit exposure between the two parties. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation or the net cash-settlement amount. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.
Excess Return Swaps: Excess return swaps are derivative contracts between two parties who exchange the excess return from a financial asset between them. One party (the Fund or the Subsidiary) makes payments based on a set rate. The counterparty makes payments based on the return of an underlying asset, in this case the basket of futures designed to track the Index. These swaps expose the Fund economically to movements in commodity prices. The Fund benefits from any increase in the value of the Index but is liable to the counterparty in the event that the value of the Index declines. The Fund’s investments in swaps are leveraged, which means that the Fund receives the return on the Index at less cost than purchasing the underlying securities or other financial instruments of the Index. This has the effect of increasing the volatility of each swap’s value relative to changes in the Index. The use of excess return swaps exposes the Fund to counterparty risk (the risk that the other party in the swap contract may default on its contractual obligations).
Risks Associated with Derivative Instruments
Even a small investment in certain types of derivatives can have a big impact on a Fund’s portfolio interest rate, stock market or currency exposure. Therefore, using derivatives can disproportionately increase a Fund’s portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as expected to changes in the value of the Fund’s portfolio holdings. Additionally, certain unexpected market events or significant adverse market movements could result in a Fund not holding enough assets to be able to meet its obligations under a derivatives arrangement. Such occurrences may negatively impact a Fund’s ability to implement its principal investment strategies and could result in losses to a Fund.
To the extent a Fund uses derivative instruments to attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging will be effective. In addition, use of derivative instruments for hedging involves costs and may reduce gains or result in losses, which may adversely affect a Fund.
Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also can make a Fund’s portfolio less liquid and harder to value, especially in declining markets. In addition, government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.
While transactions in futures contracts may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency

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exchange rates, among other things, may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts transactions.
The risks of forward contracts include, but are not limited to: (1) the success of the Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) imperfect or no correlation between the changes in market value of the currencies or securities and the prices of such contracts; and(3) the risk that the counterparty will default on its obligations.
EQUITY AND EQUITY-RELATED SECURITIES
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Each of Harbor Active Small Cap ETF, Harbor Active Small Cap Growth ETF, Harbor AI Inflection Strategy ETF, Harbor Alpha Layering ETF, Harbor AlphaEdge™ Large Cap Value ETF, Harbor AlphaEdge™ Small Cap Earners ETF, Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF), Harbor Disciplined Bond ETF, Harbor Dividend Growth Leaders ETF, Harbor Emerging Markets Equity ETF, Harbor Emerging Markets Select ETF, Harbor Health Care ETF, Harbor Human Capital Factor US Large Cap ETF, Harbor Human Capital Factor US Small Cap ETF, Harbor International Compounders ETF, Harbor International Equity ETF, Harbor Long-Short Equity ETF, Harbor Long-Term Growers ETF, Harbor Mid Cap Core ETF, Harbor Mid Cap Value ETF, Harbor Multi-Asset Explorer ETF, Harbor Osmosis Emerging Markets Resource Efficient ETF, Harbor Osmosis International Resource Efficient ETF, Harbor PanAgora Dynamic Large Cap Core ETF, Harbor SMID Cap Value ETF and Harbor Transformative Technologies ETF principally invests in equity securities of the type and in the manner detailed in the applicable Fund Summary.
Common Stock: Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and, frequently, an exclusive right to do so.
Preferred Stock: Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.
Depositary Receipts: Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”), Non-Voting Depositary Receipts (“NVDRs”) and Global Depositary Receipts (“GDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. NVDRs are trading instruments issued by the Thai NVDR Company Limited intended to simulate trading activity in the Thai stock market.
Real Estate Investment Trusts (REITs): REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations.
Master Limited Partnerships (MLPs): Harbor Dividend Growth Leaders ETF principally invests in MLPs. MLPs may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSEAlternextUS LLC (“NYSEAlternext”) and NASDAQ. MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as the Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement. At times MLPs may potentially offer relatively high yields compared to common stocks. Because MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded

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firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or share holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities. To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued. A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the sale.
Other Investment Companies: Other investment companies include exchange-traded funds, mutual funds, closed-end funds, business development companies and unit investment trusts. A Fund’s investment in other investment companies is subject to the applicable requirements under the Investment Company Act and rules thereunder. The Fund may purchase the securities of another investment company in order to gain exposure to a particular asset class. Investments in other investment companies could allow the Fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the Fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. To the extent the Advisor invests a Fund’s assets in other funds managed by the Advisor, it may do so without considering or canvassing the universe of unaffiliated funds available.
Trust-Preferred Securities: Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution. The financial institution issues subordinated debt to the trust in return for cash and pays the trust periodic interest payments. The trust’s capital structure includes common securities owned by the financial institution and trust-preferred securities, which are sold to investors. The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities, typically on a quarterly basis.
Rights and Warrants: Rights and warrants are securities that give the holder the ability to purchase an issuer’s equity securities at a specified price for a limited period of time. Rights are typically issued to existing shareholders and generally have short durations, while warrants often have longer terms. Rights and warrants may expire without value if the market price of the underlying security does not exceed the exercise price. These instruments tend to be more volatile than the underlying equity securities and may be subject to significant price fluctuations. They do not provide dividend income or voting rights and may be less liquid than other securities.
Risks Associated with Equity Securities
The market value of equity securities may decline. Such declines may result from broad economic or market developments that affect securities generally and are not directly tied to the financial condition or prospects of a particular issuer or industry. These developments may include changes in interest rates, periods of heightened market volatility or instability, or extended phases of economic contraction or cyclical shifts. Common stocks may be especially sensitive to these market-wide movements, and a general downturn in equity markets may adversely affect the value of many or all common stocks held by a Fund.
Investor sentiment or perceptions regarding specific industries or economic sectors may shift. Negative sentiment toward one or more sectors may prompt investors to reduce or exit their positions, which could lead to declines in the value of companies operating within those industries or sectors. Price fluctuations in equity securities may also arise from factors affecting a particular region, industry, or sector, and an issuer’s securities may decline in value due solely to conditions impacting other companies in the same or related industries, such as increases in production costs or other shared economic pressures.
The value of a company’s equity securities may decline due to factors directly related to that company, including management decisions, reduced demand for its products or services, or deterioration in its financial condition. Common stock prices may be particularly volatile and may experience significant declines over short periods. For example, unfavorable corporate developments, such as disappointing earnings results or the suspension or reduction of anticipated dividend payments, may negatively affect the price of a company’s securities.
Investment in REITs is subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition,

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including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. For example, the value of securities of REITs may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. Real estate-related investments may entail leverage and may be highly volatile. Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940. Furthermore, REITs are not diversified and are heavily dependent on cash flow. Nontraditional real estate carries additional risks. Income expectations may not be met, competitive new supply may emerge, and specialized property may be difficult to sell at its full expected value or require substantial investment before it can be adapted to an alternate use should its original purpose falter.
Although the high yields potentially offered by MLPs may be attractive, they have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns, including as a result of geopolitical events. Growth may be limited because most cash is paid out to limited partners,unit holders, or members rather than retained to finance growth. The performance of MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in MLPs. Investments in MLPs also may be illiquid at times.
The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, shares of an investment company may trade at a premium or a discount to their net asset value, and their shares may have greater volatility if an active trading market does not exist. As a shareholder of another investment company, the Fund must pay its pro-rata share of that investment company’s fees and expenses. If the Fund invests in another series of Harbor ETF Trust, the management fee paid by the Fund will be reduced to ensure that the Fund does not incur duplicate management fees as a result of its investment.
ESG INTEGRATION
The Subadvisors to certain Funds (as described in the applicable Fund Summary) incorporate environmental, social and/or governance (“ESG”) considerations in the investment process. A Subadvisor’s incorporation of ESG considerations in its investment process may cause it to make different investments for a Fund than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their investment strategy or processes. As a result, a Fund may perform differently from funds that do not use such considerations. Additionally, a Fund’s relative investment performance may be affected depending on whether such investments are in or out of favor with the market.
A Subadvisor is dependent on available information to assist in the evaluation process, and, because there are few generally accepted standards to use in evaluation, the process employed for a Fund may differ from processes employed for other funds. When integrating ESG factors into the investment process, a Subadvisor may rely on third-party data that it believes to be reliable, but the providers of such data do not guarantee its accuracy. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process.
A Fund may seek to identify companies that reflect certain ESG considerations, but investors may differ in their views of what constitutes positive or negative ESG-related outcomes. As a result, a Fund may invest in companies that do not reflect the beliefs and values of any particular investor.
The ESG factors that may be evaluated as part of a Subadvisor’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Further, the regulatory landscape with respect to ESG integration in the United States is still developing and future rules and regulations may require a Fund to modify or alter its investment process with respect to ESG integration.
EXCHANGE-TRADED FUND STRUCTURE
Shares can be purchased and redeemed directly from a Fund at NAV only by authorized participants in large increments (Creation Units). A Fund’s shares are listed on an exchange and can be bought and sold in the secondary market at market prices. The market price of a Fund’s shares, like other exchange-traded securities, may include a “bid-ask spread” (the difference between the price at which investors are willing

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to buy shares and the price at which investors are willing to sell shares). A Fund’s market price per share will generally fluctuate with changes in the market value of the Fund’s portfolio holdings and as a result of the supply and demand for shares of the Fund on the listing exchange.
There is no guarantee that a Fund will be able to attract market makers and authorized participants. Market makers and authorized participants are not obligated to make a market in a Fund’s shares or to engage in purchase or redemption transactions. Decisions by market makers or authorized participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of authorized participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s portfolio holdings and the market price of Fund shares. To the extent no other authorized participants are able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face delisting. The authorized participant concentration risk may be heightened during market disruptions or periods of market volatility and in scenarios where authorized participants have limited or diminished access to the capital required to post collateral.
Investors may sustain losses if they pay more than a Fund’s NAV per share when purchasing shares or receive less than the Fund’s NAV per share when selling shares in the secondary market. In addition, trading of shares of the Funds in the secondary market may be halted, for example, due to activation of marketwide “circuit breakers.” If trading halts or an unanticipated early closing of the listing exchange occurs, an investor may be unable to purchase or sell shares of a Fund. Shares of the Funds, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore also subject to the risk of increased volatility and price decreases associated with being sold short. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund.
Certain accounts or Advisor or Subadvisor affiliates, including other funds advised by the Advisor, Subadvisor or third parties, may from time to time own (beneficially or of record) or control a substantial amount of a Fund’s shares, including through seed capital arrangements. Such shareholders such as those investing through one or more model portfolios, may at times be considered to control a Fund. Dispositions of a large number of shares of a Fund by these shareholders, including as a result of an asset allocation decision made by the Advisor, the Subadvisor, an affiliate of the Advisor or Subadvisor or a third-party intermediary, may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force a Fund to sell securities, which may increase the Fund’s brokerage costs. To the extent these large shareholders transact in shares of a Fund on the secondary market, such transactions may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material effect (upward or downward), on the market price of the Fund’s shares.
FIXED INCOME SECURITIES
Fixed income securities represent a creditor relationship, or the right to receive specified payments of principal and interest from an issuer. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, inflation indexed, zero coupon, contingent, deferred, payment in-kind and auction rate features. Each of Harbor Alpha Layering ETF, Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF), Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF), Harbor Commodity All-Weather Strategy ETF, Harbor Disciplined Bond ETF and Harbor Multi-Asset Explorer ETF principally invests in fixed income securities of the type and in the manner detailed in the applicable Fund Summary.
Government Securities: “Government securities,” as defined under the Investment Company Act of 1940 and interpreted, include securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities. There are different types of government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Fixed income securities, as used, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are insured or guaranteed by the U.S. Treasury.
Municipal Bonds: Municipal bonds are debt securities issued by states, municipalities, or other governmental entities to finance public projects or operations. Interest income from municipal bonds is often exempt from federal income tax and may also be exempt from state and local taxes, depending on the investor’s jurisdiction and the issuer.
Corporate Debt Securities: Corporate debt securities are bonds or notes issued by corporations to raise capital. These securities pay interest to investors at regular intervals and return the principal amount at maturity. Corporate debt can vary in terms of credit quality, duration and yield.

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Convertible Securities: Convertible securities are bonds, debentures, or preferred stocks that may be converted into a specified number of shares of the issuer’s common stock, typically at the option of the holder. These instruments combine characteristics of both debt and equity securities.
Securitized Debt: Securitized debt includes asset-backed and mortgage-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-related and asset-backed securities are especially sensitive to prepayment and extension risk. A mortgage “dollar roll” transaction involves a sale by a Fund of a mortgage-backed security and a simultaneous agreement to repurchase a substantially similar (same type, coupon and maturity) security on a specified future day. Dollar rolls expose a Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund’s dollar roll obligations. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets. Holders of privately issued mortgage-backed securities are dependent on, yet may have limited access to, information enabling them to evaluate the competence and integrity of the underlying originators and mortgage lending institutions.
Risks Associated with Fixed Income Securities
Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease liquidity in the fixed-income securities markets, making it harder for a Fund to sell its fixed-income investments at an advantageous time. Decreased market liquidity also may make it more difficult to value some or all of a Fund’s fixed-income securities holdings. Certain countries have experienced negative interest rates on certain fixed-income securities. A low or negative interest rate environment may pose additional risks to a Fund because low or negative yields on a Fund’s portfolio holdings may have an adverse impact on a Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or minimize the volatility of a Fund’s net asset value per share. It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on a Fund’s investments and the markets where it trades. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
Credit Quality
Credit quality describes the issuer’s ability to meet its debt obligations in full and on time. Under normal market conditions, Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF) invests at least 80% of its net assets, plus borrowings for investment purposes, in a portfolio of below investment-grade corporate bonds, commonly referred to as “high yield” or “junk” bonds, or unrated securities that the Subadvisor considers to be of an equivalent credit quality, which may be represented by derivative instruments, including futures and swaps. From time to time, Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF) may invest a majority of its assets in below investment-grade corporate bonds or unrated securities that the Subadvisor considers to be of an equivalent credit quality. Harbor Disciplined Bond ETF may invest up to 20% of its assets in below investment-grade securities or unrated securities that the Subadvisor considers to be of an equivalent credit quality.
Securities are investment-grade if:
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They have a rating in one of the top four long-term rating categories of a nationally recognized statistical rating organization (“NRSRO”) (in the case of Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF), Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF) and Harbor Multi-Asset Explorer ETF, a composite rating obtained by averaging the ratings of Moody’s, S&P and Fitch).
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They have received a comparable short-term or other rating.
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They are unrated securities that the Subadvisor and/or Advisor, as applicable, believes to be of comparable quality to rated investment-grade securities.
Securities are considered below investment-grade (“junk” bonds) if:
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They have a rating below one of the top four long-term rating categories of a NRSRO (in the case of Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF), Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF) and Harbor Multi-Asset Explorer ETF, a composite rating obtained by averaging the ratings of Moody’s, S&P and Fitch) or are deemed to be of an equivalent credit quality by the Advisor and/or Subadvisor, as applicable.
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They are unrated securities that the Subadvisor and/or Advisor, as applicable, believes to be of comparable quality.

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A Fund may choose not to sell securities that are downgraded below the Fund’s minimum acceptable credit rating after their purchase. Each Fund’s credit standards also apply to counterparties to over-the-counter derivative contracts or repurchase agreements, as applicable. An issuer, guarantor or counterparty could suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the Fund’s investment. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Additional Risks Associated with Below Investment-Grade (High-Yield) Securities
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and limited secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Funds' fundamental analysis, may depress the prices for such securities.
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.
The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s net asset value. A less liquid secondary market may also make it more difficult for a Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.
Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or “buy-back” features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower yielding security, resulting

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in a decreased return for investors. A Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on the Subadvisor’s credit analysis than would be the case with investments in investment-grade debt obligations. The Subadvisors employ their own credit research and analysis, which may includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Subadvisors continually monitor the investments in a Fund’s portfolio and evaluate whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit quality may have changed.
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, a Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended, with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.
FOREIGN SECURITIES
Each of Harbor Active Small Cap Growth ETF, Harbor AI Inflection Strategy ETF, Harbor Alpha Layering ETF, Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF), Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF), Harbor Disciplined Bond ETF, Harbor Dividend Growth Leaders ETF, Harbor Emerging Markets Equity ETF, Harbor Emerging Markets Select ETF, Harbor Health Care ETF, Harbor Human Capital Factor US Large Cap ETF, Harbor Human Capital Factor US Small Cap ETF, Harbor International Compounders ETF, Harbor International Equity ETF, Harbor Long-Short Equity ETF, Harbor Long-Term Growers ETF, Harbor Multi-Asset Explorer ETF, Harbor Osmosis Emerging Markets Resource Efficient ETF, Harbor Osmosis International Resource Efficient ETF and Harbor Transformative Technologies ETF may invest in foreign developed and/or emerging market companies as part of its principal investment strategy as described in the applicable Fund Summary.
The Advisor and/or Subadvisor, as applicable, is responsible for determining, to the extent relevant with respect to the Fund(s) that it manages, whether a particular issuer would be considered a foreign or emerging market issuer (also referred to as a “non-U.S.company”). Normally, foreign or emerging market governments and their agencies and instrumentalities are considered foreign or emerging market issuers, respectively. In the case of non-governmental issuers, the Advisor and/or Subadvisor, as applicable, may consider an issuer to be a foreign or emerging market issuer if:
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the company has been classified by MSCI, FTSE, or S&P indices or another major index provider as a foreign or emerging market issuer;
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the equity securities of the company principally trade on stock exchanges in one or more foreign or emerging market countries;
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a company derives a substantial portion of its total revenue from goods produced, sales made or services performed in one or more foreign or emerging market countries or a substantial portion of its assets are located in one or more foreign or emerging market countries;
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the company is organized under the laws of a foreign or emerging market country or its principal executive offices are located in a foreign or emerging market country; and/or
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the Subadvisor and/or Advisor, as applicable, otherwise determines an issuer to be a foreign or emerging market issuer in its discretion based on any other factors relevant to a particular issuer.
Each Subadvisor and/or Advisor, as applicable, may weigh those factors differently when making a classification decision. Because the global nature of many companies can make the classification of those companies difficult and because the Subadvisor(s) does not consult with one another with respect to the management of the Funds, the Subadvisors may, on occasion, classify the same issuer differently. Certain companies that are organized under the laws of a foreign or emerging market country may nevertheless be classified by a Subadvisor and/or Advisor, as applicable, as a domestic issuer. This may occur when the company’s economic fortunes and risks are primarily linked to the U.S. and the company’s principal operations are conducted from the U.S. or when the company’s equity securities trade principally on a U.S. stock exchange.
As part of its principal investment strategy, each of Harbor AI Inflection Strategy ETF, Harbor Emerging Markets Equity ETF, Harbor Emerging Markets Select ETF, Harbor International Compounders ETF and Harbor Osmosis Emerging Markets Resource Efficient ETF may invest in eligible securities, such as

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China A-Shares, that are listed and traded on the Shanghai and Shenzhen Stock Exchanges through the China–Hong Kong Stock Connect program.
Risks Associated with Foreign Securities
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Funds’ custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which a Fund may invest in order to permit Fund assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act of 1940, which governs the establishment of foreign subcustodial arrangements for funds. A Fund’s subcustodial arrangements may be subject to certain risks including: (i) the inability to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the recovery of assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of Fund assets; and (iv) difficulties in converting cash and cash equivalents to U.S. dollars. The Advisor and the Subadvisors (as applicable) have evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested and the imposition of sanctions. Should one of these events occur, a Fund could lose its entire investment in any such country. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Funds may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Funds. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment

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to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for a Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Additional Risks Associated with Emerging Markets
Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
The Advisor and/or Subadvisor, as applicable, have broad discretion to identify countries that it considers to qualify as emerging markets. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe.
The Subadvisor to Harbor Alpha Layering ETF generally considers a security or instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, the Subadvisor generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” may be determined by the Subadvisor using certain factors provided by a third-party analytical service provider.
Political and economic structures in many emerging markets may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened. In addition, unanticipated political or social developments may affect the values of a Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries). In addition, emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the Advisor’s or a Subadvisor’s ability to evaluate local companies or their potential impact on a Fund’s performance. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and other governments, or from problems in share registration, settlement or custody, may also result in losses.
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and/or other countries have imposed economic sanctions on certain Russian and Chinese individuals and/or corporate entities.  The U.S. or other countries could also institute additional sanctions on Russia or China. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s portfolio. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.

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HUMAN CAPITAL SCORING RISK
The theories upon which CIBC and Irrational Capital base the Human Capital Factor Large Cap Index and the Human Capital Factor Small Cap Index may be unsound or unable to be demonstrated. There is a possibility that the approach taken by Irrational Capital to quantitatively score a company’s human capital does not work, such as because it is too difficult to quantify what is inherently qualitative or the particular methodology used turns out not to be the most accurate.
Irrational Capital relies upon a range of proprietary data relating to individual companies as inputs into its Human Capital Factor scoring system. Some of that data may prove to be inaccurate, less reliable or less available at points in time in the future, causing the scoring system overall to be less precise or even inaccurate with respect to individual companies. This could result in the Index including companies that would not be considered to have strong corporate culture and/or omitting companies that would be considered to have strong corporate culture. The use of sector ETFs or other sector proxies to maintain sector neutrality may result in indirect exposure to companies that would not be considered to have strong corporate culture and would not otherwise be included in the Index.
INVESTMENTS IN A WHOLLY OWNED SUBSIDIARY
Harbor Alpha Layering ETF, Harbor Commodity All-Weather Strategy ETF and Harbor Multi-Asset Explorer ETF each obtain exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code through investments in a wholly owned subsidiary (respectively, the “Subsidiary”), as discussed under “Dividends, Distributions and Taxes — A Note on Wholly Owned Subsidiary Investments.”
The Subsidiary invests primarily in exchange-traded products backed by or linked to physical commodities or commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may enter into commodity-linked derivative instruments directly, subject to certain limitations, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary also invests in U.S. Treasury securities, cash, and money market funds, which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund invests in the Subsidiary and is subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in this Prospectus, as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.
The Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Investment Company Act. However, the Subsidiary has adopted the same investment objective and substantially the same investment policies and restrictions as the Fund, except that the Subsidiary may invest without limit in commodity-linked derivative instruments. The Fund wholly owns and controls the Subsidiary, and both the Fund and the Subsidiary have the same investment adviser and subadviser. In addition, the Fund complies with the provisions of the Investment Company Act governing investment policies (Section 8) and capital structure and leverage on an aggregate basis with the Subsidiary. The Subsidiary will comply with the provisions of the Investment Company Act pertaining to affiliated transactions and custody.
Because the Subsidiary is organized under the laws of the Cayman Islands, the Subsidiary is subject to the risk that changes in those laws could adversely affect the Subsidiary’s ability to operate in the manner described in this Prospectus and Statement of Additional Information which, in turn, would adversely affect the Fund. Similarly, changes in the laws of the United States, including tax laws, could restrict the Fund’s ability to invest in the Subsidiary in such a manner and to such a degree that the Fund would no longer be able to gain sufficient exposure to the commodities market to implement its investment strategy.
INDEXING
Each of Harbor AlphaEdgeTM Large Cap Value ETF, Harbor AlphaEdgeTM Small Cap Earners ETF, Harbor Commodity All-Weather Strategy ETF, Harbor Human Capital Factor US Large Cap ETF, and Harbor Human Capital Factor US Small Cap ETF utilizes indexing. Indexing is an investment strategy for tracking the performance of a specified index. An index is a group of securities or other financial instruments that represents and measures the performance of a particular market. Indexes can represent entire markets or market segments. Investors cannot invest directly in an index. Index funds hold securities or other financial instruments that are representative of an entire index, so that the performance of an index fund rises and falls alongside that of the index it tracks.
The applicable Index Provider is responsible for determining the composition of the applicable Index, including the securities or other financial instruments held and their relative weightings. Generally, the Index Provider does not provide any warranty, or accept any liability, with respect to the quality, accuracy or completeness of the Index or its related data. The Index Provider may make errors from time to time, which may not be identified by the Index Provider for a period of time or at all. The gains, losses or costs associated with the Index Provider’s errors may be borne by a Fund and its shareholders.
Unusual market conditions may also cause the Index Provider to modify, postpone or cancel a scheduled rebalance, which could cause the Index to vary from its normal or expected composition. The modification, postponement, or cancellation of a scheduled rebalance could mean that Index constituents that would

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otherwise be removed at a rebalance in accordance with the Index’s methodology may remain in the Index and the Fund, causing the performance and constituents of the Index and a Fund to vary from those expected under normal conditions.
Apart from scheduled rebalances, the Index Provider or its agents may carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. When the Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and its Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by a Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index Provider or its agents to the Index may increase the costs to and the tracking error risk of a Fund.
An index fund seeks to hold all, or a representative sample, of the securities or other financial instruments that comprise or otherwise track its target index and attempts to mirror the target index’s performance, for better or worse. However, an index fund generally does not perform exactly like its target index. An index fund’s operating expenses and transaction costs will impact the performance of an index fund relative to its target index. The timing and size of cash flows, the size of the fund and other factors may also impact the ability of an index fund to match its performance to that of its target index. The Advisor may also, in order to comply with the tax diversification requirements of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), temporarily invest a Fund’s assets in securities not included in the Index that are expected to be highly correlated with the securities included in the Index.
Each Fund reserves the right to substitute a different index for the Index if the Index is discontinued, if the Advisor’s agreement with the Index Provider is terminated, or for any other reason determined in good faith by the Board of Trustees.
Please see “Index Descriptions” for more information on the target index of each Fund that employs an indexing strategy.
Index Replication: A Fund using an index replication strategy generally holds each security found in the applicable target index in approximately the same proportion as represented in the Index itself. Although Harbor AlphaEdge™ Large Cap Value ETF, Harbor Human Capital Factor US Large Cap ETF and Harbor Human Capital Factor US Small Cap ETF generally will use a replication strategy, each Fund may utilize a representative sampling strategy with respect to the Index when it might not be possible or practicable to purchase all of the securities of the Index in approximately the same proportions as in the Index. For example, this might occur when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to replicate the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to a Fund but not the Index. A fund using a replication strategy can be expected to have greater correlation to the index than one using a representative sampling strategy.
Representative Sampling: Representative sampling is an indexing strategy that involves investing in a representative sample of constituent instruments that has a collective investment profile similar to that of the underlying index. The investments selected for investment are expected to have, in the aggregate, investment characteristics (such as market capitalization, dividends or earnings yields) and liquidity measures similar to those of its underlying index. Harbor AlphaEdgeTM Small Cap Earners ETF generally will use a representative sampling strategy.
The use of representative sampling may result in a Fund holding a smaller number of securities than are in the Index. As a result, an adverse development with respect to an issuer of a security held by a Fund could result in a greater decline in net asset value than would be the case if the Fund held all the securities of the Index. Conversely, a positive development relating to an issuer of a security in the Index that is not held by a Fund could cause the Fund to underperform the Index. To the extent the assets in a Fund are smaller, these risks will be greater. A representative sampling strategy may increase a Fund’s susceptibility to Index Tracking Risk.
NEW OR SMALLER FUND RISK
A new fund or a fund with fewer assets under management may be more significantly affected by purchases and redemptions of its Creation Units than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, a new or smaller fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions, or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the fund otherwise would not seek to do so. Such transactions may cause funds to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities result in gains and the fund redeems Creation Units for cash, or otherwise cause a fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, new funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.

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NON-DIVERSIFICATION RISK
Each of Harbor Active Small Cap ETF, Harbor AI Inflection Strategy ETF, Harbor Alpha Layering ETF, Harbor Commodity All-Weather Strategy ETF, Harbor Emerging Markets Select ETF, Harbor Health Care ETF, Harbor International Compounders ETF, Harbor Long-Term Growers ETF, Harbor PanAgora Dynamic Large Cap Core ETF and Harbor Transformative Technologies ETF
is classified as non-diversified, meaning that it may invest a greater percentage of its assets in securities of a single issuer, and/or invest in relatively small number of issuers. As a result, the Fund may be more susceptible to the risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. Some of these issuers may also present substantial credit or other risks.
NOT FDIC INSURED
An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fund shares will go up and down in price, meaning that you could lose money by investing in a Fund. Many factors influence a Fund’s performance and a Fund’s investment strategy may not produce the intended results.
OPERATIONAL RISKS
An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, cybersecurity breaches, changes in personnel and errors caused by third-party service providers. These errors or failures as well as other technological issues may adversely affect a Fund’s ability to calculate its net asset value in a timely manner, including over a potentially extended period, or may otherwise adversely affect a Fund and its shareholders. While each Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund. In addition, similar incidents affecting issuers of securities held by a Fund may negatively impact Fund performance.
PORTFOLIO TURNOVER
Except for Harbor Active Small Cap Growth ETF, Harbor Alpha Layering ETF, Harbor Health Care ETF, Harbor Long-Short Equity ETF and Harbor Multi-Asset Explorer ETF, the Funds do not expect to, but may engage in, frequent trading to achieve their principal investment strategies. Active and frequent trading in a Fund’s portfolio may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders’ tax liability. Frequent trading also increases transaction costs, which could detract from the Fund’s performance. A portfolio turnover rate greater than 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Although a higher turnover rate results in higher transaction costs and other expenses for the Fund, the Advisor and/or Subadvisor as applicable, engaging in frequent trading in a Fund’s portfolio believes that the portfolio transactions are in the best interests of shareholders.
RESOURCE EFFICIENCY STRATEGY RISK
As stated in the applicable Fund Summary, the Subadvisor to Harbor Osmosis Emerging Markets Resource Efficient ETF and Harbor Osmosis International Resource Efficient ETF incorporates its proprietary resource efficiency scoring methodology in the investment process. The Subadvisor’s incorporation of resource efficiency considerations in its investment process may cause it to make different investments for a Fund than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their investment strategy or processes. As a result, a Fund may perform differently from funds that do not use such considerations. Additionally, a Fund’s relative investment performance may be affected depending on whether such investments are in or out of favor with the market.
The theories and assumptions upon which the Subadvisor bases its resource efficiency scoring process may be unsound. A company’s business practices or products may change over time, as a result of which the Fund may temporarily hold securities that are inconsistent with its investment criteria. There is no guarantee that the Subadvisor’s methodology will accurately provide exposure to resource efficient companies.
The Subadvisor is dependent on available information to assist in the evaluation process, and, because there are few generally accepted standards to use in evaluating resource efficiency, the process employed for a Fund may differ from processes employed for other funds. The Subadvisor may rely on third-party data that it believes to be reliable as part of its investment process, but the providers of such data do not guarantee its accuracy.
A Fund will seek to identify companies that are resource efficient, but investors may differ in their views of what constitutes resource efficiency. As a result, a Fund may invest in companies that do not reflect the beliefs and values of any particular investor.
The resource efficiency considerations that may be evaluated as part of the Subadvisor’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.

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Additional Information about the Funds' Investments

SHORT SALES
Harbor Alpha Layering ETF and Harbor Long-Short Equity ETF principally invest in short sales. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, a Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, a Fund will incur a loss; conversely, if the price declines, a Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
SIMILARITY TO OTHER FUNDS
The name, principal investment strategy and/or policies of Harbor Disciplined Bond ETF, Harbor International Compounders ETF and Harbor Mid Cap Core ETF are similar to those of other funds advised by the Advisor. However, the investment results of these Funds may be higher or lower than, and there is no guarantee that the investment results of these Funds will be comparable to, any other of these funds.

Index Descriptions
Following are descriptions of the indexes tracked by Harbor AlphaEdge™ Large Cap Value ETF, Harbor AlphaEdge™ Small Cap Earners ETF, Harbor Human Capital Factor Large Cap ETF, Harbor Human Capital Factor Small Cap ETF and Harbor Commodity All-Weather Strategy ETF.
The Harbor AlphaEdgeTM Large Cap Value Index
The Harbor AlphaEdgeTM Large Cap Value ETF tracks the Harbor AlphaEdgeTM Large Cap Value Index. The Index, which is constructed by Harbor Capital Advisors, Inc. (the “Index Provider”), consists of equity securities of U.S.-listed companies selected and weighted using the Index Provider’s proprietary stock selection model.
The Index was created and is sponsored by the Index Provider, an affiliate of the Fund, which also serves as the Fund’s investment adviser.
The Index Provider constructs the Index utilizing a rules-based methodology summarized below.
Index Universe: The eligible “Index Universe” consists of U.S.-listed equity securities selected from among the largest U.S. companies by market capitalization in accordance with the Index methodology. The index calculation agent may exclude shares of certain issuers from the Index Universe based on impending corporate actions or certain other events anticipated to have a material impact on the shares.
Index Construction Process:
Calculation of Factor Scores
The Index Provider scores each company in the Index Universe based on its proprietary stock selection model, which assesses companies across five factor composites: Valuation, Momentum, Capital Management, Quality and Risk (the “Factor Composites”). Each Factor Composite is an aggregation of data pertaining to a proprietary set of underlying factors (such as price-to-earnings ratio and price-to-book ratio, among others, for Valuation). Companies with low Valuation Factor Composite scores (suggesting higher valuations) will be excluded from the Index.
Calculation of Overall Score
The Factor Composites are combined to produce an overall score. The relative weight of each Factor Composite varies based on several inputs, including factor diversification and the prevailing business cycle regime. The prevailing regime is determined based on a systematic model that considers economic growth, liquidity, inflation, market sentiment and the predominant stylistic opportunity between growth and value styles.
Optimization
Companies are selected for inclusion in the Index and weighted using an optimization engine that seeks to maximize expected returns (based on the overall scores calculated above) subject to certain constraints.
Additional Information:
The Index is normally reconstituted and rebalanced monthly. The Index Provider may carry out additional ad hoc index rebalances or delay or cancel a scheduled reconstitution of the Index or the implementation of certain rules at its sole discretion (for example, in the event of unusual market conditions or other unforeseen circumstances). In general, the addition or removal of securities will occur on the reconstitution dates, and no changes will be made to the Index between reconstitution dates.

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The personnel of the Advisor who are responsible for the day-to-day portfolio management of the Fund have no discretion over the construction of the Index. The Advisor has implemented and maintains an information barrier around personnel who have access to information concerning changes and adjustments to the Index.
The Fund is entitled to use the Index pursuant to a licensing arrangement with the Index Provider at no charge to the Fund. The Fund does not pay the Index Provider for the use of the Index.
Solactive AG (“Solactive”) calculates, publishes and distributes the Index. The Fund does not provide any warranty or guarantee against errors made by the Index Provider in constructing the Index or Solactive in calculating the Index. Information regarding the Index is available at http://www.solactive.com.
The Harbor AlphaEdge™ Small Cap Earners Index
The Harbor AlphaEdgeTM Small Cap Earners ETF tracks the Harbor AlphaEdgeTM Small Cap Earners Index. The Index, produced by Harbor Capital Advisors, Inc. (the “Index Provider”), is comprised of the subset of the Russell 2000® Index that are deemed, in accordance with the index construction process discussed in more detail below, to be “small cap earners.”
The Index was created and is sponsored by the Index Provider, an affiliate of the Fund, which also serves as the Fund’s investment advisor.
The Index Provider constructs the Index utilizing a rules-based methodology summarized below.
Index Universe: The eligible “Index Universe” consists of all constituents of the Russell 2000® Index. Only common stocks and real estate investment trusts that are traded on public exchanges in the United States are eligible to be included in the Index. Shares of certain issuers may be excluded from the Index Universe based on impending corporate actions or certain other events anticipated to have a material impact on the shares.
Index Construction Process: Included in the Index is each company in the Index Universe meeting both of the following profitability criteria at the time of Index reconstitution: (1) median trailing 12-month operating margin (defined as operating profit divided by sales) over the prior 12 quarters greater than or equal to 1%; and (2) aggregate operating margin over the prior 12 quarters greater than or equal to 1%. The Index typically includes approximately 1000-1400 companies.
On reconstitution dates, the weight of each Index constituent will be determined based on the relative profitability of each company within the Index over the trailing three-year period with those Index constituents with higher profitability being given a greater weighting within the Index. Individual stock weights are limited to 3% of the Index.
The Index is normally reconstituted and rebalanced twice annually. The Index Provider may carry out additional ad hoc index rebalances or delay or cancel a scheduled reconstitution of the Index or the implementation of certain rules at its sole discretion (for example, in the event of unusual market conditions or other unforeseen circumstances). In general, the addition or removal of securities will occur on the reconstitution dates, and no changes will be made to the Index between reconstitution dates.
The personnel of the Advisor who are responsible for the day-to-day portfolio management of the Fund have no discretion over the construction of the Index. The Advisor has implemented and maintains an information barrier around personnel who have access to information concerning changes and adjustments to the Index.
The Fund is entitled to use the Index pursuant to a licensing arrangement with the Index Provider at no charge to the Fund. The Fund does not pay the Index Provider for the use of the Index.
Solactive AG (“Solactive”) calculates, publishes and distributes the Index. The Fund does not provide any warranty or guarantee against errors made by the Index Provider in constructing the Index or Solactive in calculating the Index. Information regarding the Index is available at http://www.solactive.com.
The Human Capital Factor Large Cap Index
The Harbor Human Capital Factor US Large Cap ETF tracks the Human Capital Factor Large Cap Index. The Human Capital Factor Large Cap Index, created by the Canadian Imperial Bank of Commerce (“CIBC”), is a thematic index based on a quantitative measurement of a company’s human capital. The Index is comprised primarily of a modified market capitalization-weighted portfolio of equity securities of U.S. companies identified by a proprietary scoring methodology developed by Irrational Capital, which seeks to identify companies with strong corporate culture. CIBC, Irrational Capital and the Advisor are not affiliated with one another.
CIBC constructs the Index utilizing a rules-based methodology summarized below.
■
Index Universe: The eligible “index universe” consists of all constituents of the Solactive GBS United States 500 Index. Only common stocks and ADRs that are traded on public exchanges in the United States are eligible to be included in the Index. Shares of certain issuers may be excluded from the index universe

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based on impending corporate actions or certain other events anticipated to have a material impact on the shares.
■
Index Construction Process: Prior to rescreening dates, the calculation agent will receive a list of top scoring firms from Irrational Capital. Any firm on that list that is also in the index universe will be included in the Index. The Index targets the same sector weights across eleven sectors (communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate and utilities) as the index universe at each reconstitution. The Index typically includes approximately 150 companies.
■
On reconstitution dates, Index constituents within each sector are weighted based on their float-adjusted (meaning only counting shares that are available for public trading) market capitalization. Individual stock weights are subject to certain caps. After applying the capping rules, if a sector’s weight becomes less than its weight in the index universe, a sector proxy will be used to fill in the remaining weight to ensure sector neutrality. The sector proxies consist of exchange-traded funds that invest specifically in the stocks and securities of the corresponding sector (known as sector ETFs).
■
The Index is normally reconstituted annually. CIBC may carry out additional ad hoc index rebalances or delay or cancel a scheduled reconstitution of the Index or the implementation of certain rules at its sole discretion. In general, the addition or removal of securities will occur on the reconstitution dates, and no changes will be made to the Index between reconstitution dates.
■
The process Irrational Capital uses to score companies is designed to translate non-financial information into metrics that offer insight into financial performance, i.e., quantifying the impact of corporate culture and employee motivation. This involves the following steps:
■
Irrational Capital’s proprietary company scoring methodology is derived from assessments of intrinsic motivation (i.e., appreciation, pride, motivation, sense of caring, sense of purpose) and to a lesser degree, measurements of extrinsic employee motivation such as compensation. Public and non-public data is aggregated, synthesized, and used to score publicly traded companies.
■
Proprietary, mathematical modeling and various data science techniques are used to bring approximately 30 underlying human capital characteristics into the final score. The combination of the characteristics is determined based on research into the relationship between those characteristics and value creation at a company. Irrational Capital reduces the dimensions into a single representative score for each company.
■
The same model is used across all sectors and industries. Companies with higher scores signal better human capital performance of a company. Irrational Capital calculates scores annually.
CIBC has licensed the Index to the Advisor. Harbor Human Capital Factor US Large Cap ETF is entitled to use the Index pursuant to a sub-licensing arrangement with the Advisor at no charge to the Fund. The Fund does not pay the Advisor for the use of the Index and all licensing costs associated with the Index are paid by the Advisor.
Solactive AG (“Solactive”) calculates, publishes and distributes the Index. Neither the Fund nor Harbor Capital provides any warranty or guarantee against errors made by CIBC in constructing the Index or Solactive in calculating the Index. Information regarding the Index is available at http://www.solactive.com.
The Human Capital Factor Small Cap Index
The Harbor Human Capital Factor US Small Cap ETF tracks the Human Capital Factor Small Cap Index. The Human Capital Factor Small Cap Index, created by the Canadian Imperial Bank of Commerce, is a thematic index based on a quantitative measurement of a company’s human capital. The Index is comprised primarily of a modified market capitalization-weighted portfolio of equity securities of U.S. companies identified by a proprietary scoring methodology developed by Irrational Capital, which seeks to identify companies with strong corporate culture. The Index Provider, Irrational Capital and the Advisor are not affiliated with one another.
The Index Provider constructs the Index utilizing a rules-based methodology summarized below.
■
Index Universe: The eligible “index universe” consists of all constituents of the Solactive GBS United States 2000 Index. Only common stocks and ADRs that are traded on public exchanges in the United States are eligible to be included in the Index. Shares of certain issuers may be excluded from the index universe based on impending corporate actions or certain other events anticipated to have a material impact on the shares.
■
Index Construction Process: Prior to rescreening dates, the calculation agent will receive a list of top scoring firms in the index universe from Irrational Capital. The top-scoring firms on that list will be included in the Index. The Index targets the same sector weights across eleven sectors (communication services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate and utilities) as the index universe at each reconstitution. The Index typically includes approximately 200 companies.
■
On reconstitution dates, Index constituents within each sector are weighted based on their float-adjusted (meaning only counting shares that are available for public trading) market capitalization. Individual stock weights are subject to certain caps. After applying the capping rules, if a sector’s weight becomes

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less than its weight in the index universe, a sector proxy will be used to fill in the remaining weight to ensure sector neutrality. The sector proxies consist of exchange-traded funds that invest specifically in the small cap stocks and securities of the corresponding sector (known as sector ETFs).
■
The Index is normally reconstituted annually. The Index Provider may carry out additional ad hoc index rebalances or delay or cancel a scheduled reconstitution of the Index or the implementation of certain rules at its sole discretion. In general, the addition or removal of securities will occur on the reconstitution dates, and no changes will be made to the Index between reconstitution dates.
■
The process Irrational Capital uses to score companies is designed to translate non-financial information into metrics that offer insight into financial performance, i.e., quantifying the impact of corporate culture and employee motivation. This involves the following steps:
■
Irrational Capital’s proprietary company scoring methodology is derived from assessments of intrinsic motivation (i.e., appreciation, pride, motivation, sense of caring, sense of purpose) and to a lesser degree, measurements of extrinsic employee motivation such as compensation. Public and non-public data is aggregated, synthesized, and used to score publicly traded companies.
■
Proprietary, mathematical modeling and various data science techniques are used to bring approximately 30 underlying human capital characteristics into the final score. The combination of the characteristics is determined based on research into the statistical correlation between those characteristics and value creation at a company. Irrational Capital reduces the dimensions into a single representative score for each company.
■
The same model is used across all sectors and industries. Companies with higher scores signal better human capital performance of a company. Irrational Capital calculates scores annually.
The Index Provider has licensed the Index to the Advisor. The Fund is entitled to use the Index pursuant to a sub-licensing arrangement with the Advisor at no charge to the Fund. The Fund does not pay the Advisor for the use of the Index and all licensing costs associated with the Index are paid by the Advisor.
Solactive AG (“Solactive”) calculates, publishes and distributes the Index. Neither the Fund nor Harbor Capital provides any warranty or guarantee against errors made by the Index Provider in constructing the Index or Solactive in calculating the Index. Information regarding the Index is available at http://www.solactive.com.
The Quantix Commodity Index
The Harbor Commodity All-Weather Strategy ETF tracks the Quantix Commodity Index. The Quantix Commodity Index was developed by Quantix Commodities Indices LLC (“QCI”), an affiliate of Quantix Commodities LP, Harbor Commodity All-Weather Strategy ETF’s subadvisor (“Quantix” or the Subadvisor”), with the objective of being a diversified inflation hedge for investors using commodity futures. The investment universe of the Index consists of U.S. dollar-denominated futures contracts traded on an exchange in either the United States or United Kingdom on the following commodities: WTI crude oil, Brent crude oil, heating oil, gasoil, RBOB gasoline, natural gas, corn, wheat, KC wheat, soybeans, soymeal, soybean oil, cocoa, cotton, coffee, sugar, live cattle, lean hogs, copper, aluminum, nickel, zinc, gold and silver. This selection of commodities is fixed as of the date of this Prospectus, but is subject to periodic review by Quantix. Under normal conditions, the Index maintains exposure to at least 15 commodities from its eligible universe.
Commodity futures in the eligible universe are selected for the Index and weighted based on Quantix’s quantitative methodology, which involves five steps:
■
Step 1: Quantix calculates the economic significance of each eligible commodity futures contract (i.e., the weight of each such commodity futures contract relative to the size of the eligible universe). The economic significance is calculated using a rolling average of the open interest of each commodity (i.e., open positions in futures contracts on the commodity) relative to the sum of the open interest of the eligible universe.
■
Step 2: Quantix calculates a “quality score” for each eligible commodity futures contract based on (i) the sensitivity of the futures contract to inflation and (ii) the cost of holding a rolling futures position in the contract. Inflation sensitivity of a commodity futures contract is calculated based on pass-through cost (i.e., how much of a change in the commodity futures contract price is passed through to the actual commodity or to a commodity product created from the commodity) and certain metrics involving correlation of the commodity futures contract to the U.S. Consumer Price Index. The quality score is negative for commodity futures contracts that have a relatively lower inflation sensitivity and/or roll return and positive for commodity futures contracts that have a relatively higher inflation sensitivity and/or roll return.
■
Step 3: The weights of eligible commodity futures contracts determined based on their economic significance are then adjusted based on their quality scores. A relatively low quality score results in a weight lower than the economic significance weight and a relatively high quality score results in a weight higher than the economic significance weight.
■
Step 4: Quantix applies maximum sector weights and maximum and minimum commodity weights to

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ensure diversification within the Index in an effort to provide broad-based commodities exposure and retain liquidity.
■
Step 5: Quantix utilizes its proprietary “Scarcity Debasement Indicator” (“SDI”) to determine whether the weight of gold-linked futures contracts should be adjusted based on the market environment. The SDI seeks to identify environments when the source of inflation is more likely to be debasement, or lowering of the value of the currency, as opposed to commodity scarcity relative to demand. If the SDI signals an environment where inflation is more likely a result of commodity scarcity, the weight of gold-linked futures contracts is as determined by steps 1 through 4. If the SDI signals an environment where inflation is more likely a result of currency debasement, the weight of gold-linked futures contracts is increased in accordance with the strength of the indicator, subject to a specified maximum.
The Index includes provisions for the replacement of futures contracts as they approach maturity based on a predetermined schedule.
Under normal circumstances, the Index is reconstituted and reweighted quarterly.
Quantix has licensed the Index to the Advisor. Harbor Commodity All-Weather Strategy ETF is entitled to use the Index pursuant to a sub-licensing arrangement with the Advisor at no charge to the Fund. Quantix makes no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities or other financial instruments generally or in the Shares of the Fund particularly or the ability of the Index to track the performance of its respective securities market. Quantix, in its role as Index Provider, has no obligation to take the needs of the Advisor or the owners of Shares of the Fund into consideration in determining or composing the Index. Quantix is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash.
Quantix has entered into an agreement with Solactive AG (“Solactive”) to calculate, publish and distribute the Index. The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive nor does Solactive offer any express or implicit guarantee or assurance either with regard to the results of using the Index and/or its trademark or price at any time or in any other respect. Solactive uses its best efforts to ensure that the Index is calculated correctly. Solactive has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Index by Solactive constitutes a recommendation by Solactive to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive with regard to any investment in the Fund. Solactive is not affiliated with Quantix or the Advisor. Harbor Capital does not provide any warranty or guarantee against errors made by Quantix in constructing the Index or Solactive in calculating the Index. Information regarding the Index is available at http://www.solactive.com.
The Fund reserves the right to substitute a different index for the Index if the Index is discontinued, if the Advisor’s agreement with the Index Provider is terminated, or for any other reason determined in good faith by the Board of Trustees.

Portfolio Holdings Disclosure Policy
A full list of Fund holdings will be provided on harborcapital.com on each business day prior to the opening of regular trading on the listing exchange.
Additional information about Harbor ETF Trust’s portfolio holdings disclosure policy is available in the Statement of Additional Information.

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Harbor Capital Advisors, Inc.
Harbor Capital Advisors, Inc. (“Harbor Capital” or the “Advisor”) is the investment adviser to Harbor ETF Trust. The Advisor, located at 111 South Wacker Drive, 34th Floor, Chicago, Illinois 60606-4302, is a wholly owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through American Depositary Receipts) and Tokyo Stock Exchanges.
The combined assets of Harbor ETF Trust and the other products managed by the Advisor were approximately $67.2 billion as of December 31, 2025.
The Advisor may manage funds directly or employ a “manager-of-managers” approach in selecting and overseeing investment subadvisers (each, a “Subadvisor”). The Advisor makes day-to-day investment decisions with respect to each fund that it directly manages.  For funds that employ one or more discretionary Subadvisors, the Subadvisors are responsible for the day-to-day management of the fund assets allocated to them by the Advisor.  For Harbor funds that employ one or more non-discretionary Subadvisors, the Advisor will make day-to-day investment decisions with respect to each such fund to implement model portfolios provided by non-discretionary Subadvisors.
Subject to the approval of the Board of Trustees, the Advisor establishes, and may modify whenever deemed appropriate, the investment strategy of each Fund. The Advisor also is responsible for overseeing each Subadvisor and recommending the selection, termination and replacement of Subadvisors.
The Advisor also:
■
Seeks to ensure quality control in the Subadvisor’s investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark or tracking an index, as applicable.
■
Monitors and measures risk and return results against appropriate benchmarks and recommends whether a Subadvisor should be retained or changed.
■
Focuses on cost control.
In order to more effectively manage the Funds, Harbor Funds and the Advisor have been granted an order from the Securities and Exchange Commission (“SEC”), which extends to Harbor ETF Trust,  permitting the Advisor, subject to the approval of the Board of Trustees, to select Subadvisors not affiliated with the Advisor to serve as portfolio managers for the Harbor funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements with such unaffiliated subadvisors, all without obtaining shareholder approval.
In addition to its investment management services, the Advisor administers the business affairs of Harbor ETF Trust. Pursuant to the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund, and subject to the general supervision of the Board of Trustees, the Advisor provides or causes to be furnished, all supervisory and other services reasonably necessary for the operation of each Fund and also bears the costs of various third-party services required by the Funds, including administration, certain custody, audit, legal, transfer agency, and printing costs. The Advisor pays all other expenses of each Fund (inclusive of, as applicable, any expenses of a wholly owned subsidiary of such Fund) except for (i) the fee payment under the Investment Advisory Agreement; (ii) payments under each Fund’s 12b-1 plan (if any); (iii) the costs of borrowing, including interest and dividend expenses; (iv) taxes and governmental fees; (v) acquired fund fees and expenses; (vi) brokers’ commissions and any other transaction-related expenses and fees arising out of transactions effected on behalf of the Fund; (vii) costs of holding shareholder meetings; (viii) any gains or losses attributable to investments under a deferred compensation plan for Trustees who are not “interested persons” of the Trust; and (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Actual Advisory Fee Paid, as shown in the table below, is for the fiscal year ended October 31, 2025. The Advisor pays a subadvisory fee to each Subadvisor out of its own assets. The Funds are not responsible for paying any portion of a subadvisory fee to the respective Subadvisor.

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Annual Advisory Fee Rates
(annual rate based on the Fund’s average net assets)
	Actual Advisory Fee Paid	Contractual Advisory Fee
Harbor Active Small Cap ETF	0.80%	0.80%
Harbor Active Small Cap Growth ETF[1]	N/A	0.80
Harbor AI Inflection Strategy ETF[1]	N/A	0.88
Harbor Alpha Layering ETF[2]	0.69	0.69
Harbor AlphaEdge Large Cap Value ETF	0.25	0.25
Harbor AlphaEdge Small Cap Earners ETF	0.29	0.29
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)	0.48	0.48
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	0.50	0.50
Harbor Commodity All-Weather Strategy ETF	0.68	0.68
Harbor Disciplined Bond ETF	0.35	0.35
Harbor Dividend Growth Leaders ETF	0.50	0.50
Harbor Emerging Markets Equity ETF[3]	0.84	0.84
Harbor Emerging Markets Select ETF[4]	0.65	0.65
Harbor Health Care ETF	0.80	0.80
Harbor Human Capital Factor US Large Cap ETF	0.35	0.35
Harbor Human Capital Factor US Small Cap ETF	0.60	0.60
Harbor International Compounders ETF	0.55	0.55
Harbor International Equity ETF[3]	0.80	0.80
Harbor Long-Short Equity ETF	1.20	1.20
Harbor Long-Term Growers ETF	0.57	0.57
Harbor Mid Cap Core ETF[5]	0.88	0.88
Harbor Mid Cap Value ETF[5]	0.88	0.88
Harbor Multi-Asset Explorer ETF	0.70	0.70
Harbor Osmosis Emerging Markets Resource Efficient ETF[6]	0.69	0.69
Harbor Osmosis International Resource Efficient ETF[7]	0.55	0.55
Harbor PanAgora Dynamic Large Cap Core ETF	0.35	0.35
Harbor SMID Cap Core ETF[5]	0.88	0.88
Harbor SMID Cap Value ETF[5]	0.88	0.88
Harbor Transformative Technologies ETF[8]	0.69	0.69
1
Had not commenced operations as of October 31, 2025.
2
Commenced operations on August 13, 2025.
3
Commenced operations on June 4, 2025.
4
Commenced operations on May 14, 2025.
5
Commenced operations on May 1, 2025.
6
Commenced operations on December 18, 2024.
7
Commenced operations on December 11, 2024.
8
Commenced operations on April 16, 2025.
Except as noted below, a discussion of the factors considered by the Board of Trustees when approving the investment advisory and subadvisory agreements (if applicable) of the Funds is available in the Funds' Form N-CSR for the period ended April 30, 2025. A discussion of the factors considered by the Board of Trustees when approving the investment advisory and subadvisory (as applicable) agreements for Harbor Alpha Layering ETF, Harbor Emerging Markets Select ETF, Harbor Emerging Markets Equity ETF, Harbor International Equity ETF, Harbor Mid Cap Core ETF, Harbor Mid Cap Value ETF, Harbor SMID Cap Core ETF and Harbor SMID Cap Value ETF are available in the Funds' Form N-CSR dated October 31, 2025. A discussion of the factors considered by the Board of Trustees when approving the advisory and subadvisory agreements for Harbor Active Small Cap Growth ETF and Harbor AI Inflection Strategy ETF will be available in the Funds' Form N-CSR for the period ending April 30, 2026.
From time to time, the Advisor or its affiliates may invest “seed” capital in a fund, typically to enable a fund to commence investment operations and/or achieve sufficient scale. The Advisor and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a fund.

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The Advisor

Portfolio Management
The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares in the Funds.

Harbor Capital Advisors, Inc.
Harbor Capital Advisors, Inc. serves as investment adviser to each Fund listed below. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for such Fund.
Harbor AlphaEdge™ Large Cap Value ETF
■
Stephen Cook
■
Elizabeth Despain
■
James Erceg
Harbor AlphaEdge™ Small Cap Earners ETF
■
Stephen Cook
■
Elizabeth Despain
■
James Erceg
Harbor Human Capital Factor US Large Cap ETF
■
Stephen Cook
■
Elizabeth Despain
■
James Erceg
Harbor Human Capital Factor US Small Cap ETF
■
Stephen Cook
■
Elizabeth Despain
■
James Erceg
Harbor Multi-Asset Explorer ETF
■
Spenser P. Lerner, CFA
■
Justin Menne
■
Jonathan Poynter
■
Jake Schurmeier

PORTFOLIO MANAGER	PROFESSIONAL EXPERIENCE
Stephen Cook
Mr. Cook joined Harbor Capital in 2021 and serves as Chief Operating
Officer and Senior Vice President. Prior to joining Harbor Capital,
Mr. Cook was a Senior Vice President, Global Services Client
Operations at State Street Corporation. Before State Street, Mr. Cook
spent 20 years at BNY Mellon, most recently as Managing Director and COO Global Structured Funds. Mr. Cook began his investment career in 1996.

Elizabeth Despain
Ms. Despain joined Harbor Capital in 2021 as an ETF Product
Specialist before becoming Associate Index Portfolio Manager. Prior to joining Harbor Capital, Ms. Despain was the Senior ETF Portfolio
Operations Specialist at Invesco since 2017. Before Invesco, Ms.
Despain started her investment career in 2013 at Morgan Stanley
Wealth Management.

James Erceg
Mr. Erceg joined Harbor Capital in 2019 as Executive Vice President and Head of Product. Prior to joining Harbor Capital, Mr. Erceg held multiple product roles during his 12 years at T.Rowe Price &
Associates, most recently as Head of Product Strategy and Channel
Management for North America. Prior to T. Rowe Price, Mr. Erceg
was a Director of Product at Ryder Capital Partners. Mr. Erceg began his investment career in 1995.

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The Advisor

Harbor Capital Advisors, Inc. — continued
PORTFOLIO MANAGER	PROFESSIONAL EXPERIENCE
Spenser P. Lerner, CFA
Mr. Lerner joined Harbor Capital in 2020 and is the Head of
Multi-Asset Solutions, a Managing Director and Portfolio Manager.
Prior to joining Harbor Capital, Mr. Lerner was a Vice President of
Equity and Quantitative Investment Research and Equity Manager
Research for JP Morgan Asset Management. Before that, he worked as a Research, Portfolio Management and Quantitative Investment
Strategy Associate for JP Morgan Asset Management. Mr. Lerner
began his investment career in 2009.

Justin Menne
Mr. Menne joined Harbor Capital in 2021 as a Portfolio Manager and currently serves as Head of Global Equities. Prior to joining
Harbor Capital, Mr. Menne was an Associate at JP Morgan Asset
Management. Mr. Menne began his investment Career in 2017.

Jonathan Poynter
Dr. Poynter joined Harbor Capital in 2022 as a Portfolio Manager and currently serves as Head of Quantitative Research. Prior to joining
Harbor, Dr. Poynter conducted investment research of quantitative investment strategies at JP Morgan Asset Management. Before that,
Dr. Poynter worked on the Quantitative Market Risk team at Morgan
Stanley. Dr. Poynter has a PhD from the University of Bristol in the
U.K. in Quantitative Analysis of Multivariate Chemical Data.
Dr. Poynter began his investment career in 2012.

Jake Schurmeier
Mr. Schurmeier joined Harbor Capital in 2021 as a Portfolio Manager.
Prior to joining Harbor Capital, Mr. Schurmeier was a member of the Federal Reserve Bank of New York’s Markets Group and spent time at the U.S. Department of the Treasury. Mr. Schurmeier began his investment career in 2015.

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The Subadvisors

Portfolio Management
The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares in the Funds.

Ares Systematic Credit Limited
Ares Systematic Credit Limited (“Ares Systematic Credit”), located at 10 New Burlington Street, London, W1S 3BE, England, serves as Subadvisor to the Funds listed below. Ares Systematic Credit (formerly, BlueCove Limited) is a wholly owned subsidiary of Ares Management Corporation. The portfolio managers are primarily responsible for the day-to-day portfolio management of such Fund.
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)
■
Benjamin Brodsky, CFA
■
Michael Harper, CFA
■
Benoy Thomas, CFA
■
Garth Flannery, CFA
■
Giancarlo Pesolillo, CFA
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)
■
Benjamin Brodsky, CFA
■
Michael Harper, CFA
■
Garth Flannery, CFA
■
Benoy Thomas, CFA

PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Benjamin Brodsky, CFA
Mr. Brodsky joined Ares Systematic Credit in 2018 and is Chief
Investment Officer. He was Co-Chief Investment Officer from 2018 until 2019. Prior to joining Ares Systematic Credit, Mr. Brodsky was
Managing Director and Deputy Chief Investment Officer of Systematic
Fixed Income at BlackRock. Mr. Brodsky previously held the role of Global Head of Fixed Income Asset Allocation for Barclays Global
Investors before it merged with BlackRock in 2009. Mr. Brodsky started his career in 1999 at Salomon Brothers Asset Management.

Garth Flannery, CFA
Mr. Flannery joined Ares Systematic Credit in 2018 and is Head of
Asset Allocation. Prior to joining Ares Systematic Credit, Mr. Flannery was Director of Fixed Income Beta Research at BlackRock from 2016 to 2018. Prior to this, Mr. Flannery was a Portfolio Manager and
Researcher in Systematic Fixed Income at BlackRock (formerly
Barclays Global Investors) from 2003 to 2016.

Michael Harper, CFA
Mr. Harper joined Ares Systematic Credit in 2018 and is Head of
Portfolio Management. Prior to joining Ares Systematic Credit,
Mr. Harper was Managing Director and Head of Core Portfolio
Management at BlackRock (formerly Barclays Global Investors) from
2001 to 2018. While at BlackRock, Mr. Harper was responsible for building three new investment styles for EMEA and managed the development of Smart Beta, Factor, and new systematic strategies.

Giancarlo Pesolillo, CFA
Mr. Pesolillo joined Ares Systematic Credit in 2019 and is a Portfolio
Manager. Prior to joining Ares Systematic Credit in 2019, Giancarlo was a Portfolio Manager at DCI in San Francisco from 2012 – 2019, where he focused on systematic long/short CDS and bond investing.
Prior to DCI, Giancarlo worked on UBS’ Equity Finance team, as well as at JP Morgan.

Benoy Thomas, CFA
Mr. Thomas joined Ares Systematic Credit in 2018 and is Head of
Credit. Prior to joining Ares Systematic Credit, Mr. Thomas was a
Managing Director in Systematic Fixed Income at BlackRock focusing on Credit and Capital structure investment strategies. During his 16 years at BlackRock and Barclays Global Investors, Mr. Thomas helped formulate investment insights and improve portfolio management processes. Previously, Mr. Thomas was Assistant Vice President of
Global Markets at JP Morgan from 1999 to 2001.

151

The Subadvisors

Byron Place Capital Management, LLC
Byron Place Capital Management, LLC (“Byron Place”), located at 406 Main St, Suite 6, Metuchen, NJ 08840, serves as Subadvisor to Harbor Active Small Cap ETF. The portfolio manager is primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Glenn Gawronski
Mr. Gawronski founded Byron Place in 2015. Mr. Gawronski serves as the Principal Owner and Portfolio Manager for Byron Place. Prior
to joining Byron Place, he worked as a Managing Director and Senior
Portfolio Manager at JP Morgan Asset Management in the US Equity
Group. Mr. Gawronski began his investment career in 1997.

C WorldWide Asset Management Fondsmaeglerselskab A/S
C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide”), located at Dampfaergevej 26 DK-2100 Copenhagen Denmark, serves as Subadvisor to the Funds listed below. The portfolio managers are jointly and primarily responsible for the day-to-day portfolio management of such Fund.
Harbor Emerging Markets Select ETF
■
Aman S. Kalsi
■
Abhinav Rathee
■
Allan Christensen
■
Mogens Akselsen
Harbor International Compounders ETF
■
Bo Almar Knudsen
■
Bengt Seger
■
Peter O’Reilly
■
Mattias Kolm

PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Mogens Akselsen
Mr. Akselsen serves as a Senior Portfolio Manager of the Asia ex
Japan and India Equity strategies and as a co-Portfolio Manager of the Emerging Markets Equity strategy for C WorldWide. He joined
CWorldWide in 2006.

Allan Christensen
Mr. Christensen serves as a Lead Portfolio Manager of the Asia ex
Japan Equity Strategy, as a Portfolio Manager of the India Equity
strategy and as a co-Portfolio Manager of the Emerging Markets Equity
strategy for C WorldWide. He joined CWorldWide in 2010.

Aman S. Kalsi
Mr. Kalsi serves as a Lead Portfolio Manager of the Emerging Markets
Equity strategy and as a Co-Portfolio Manager for the Asia and India
Equity strategies for C WorldWide. Prior to joining C WorldWide in 2012 as a global equity analyst, Mr. Kalsi worked at Deloitte and
Catella Corporate Finance.

Mattias Kolm
Mr. Kolm serves as Portfolio Manager for the Fund. He has previously worked in Svedala Industri’s finance department where he primarily dealt with cash flow hedging, and at Skandinaviska Enskilda Banken as a Portfolio Manager. He holds an MSc BA from the University of Lund and has supplemented his degree with studies in finance at Stockholm School of Economics. He has been employed by C
WorldWide since 2003.

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The Subadvisors

C WorldWide Asset Management Fondsmaeglerselskab A/S — continued
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Bo Almar Knudsen
Mr. Knudsen serves as CEO of C WorldWide and as Portfolio Manager for the Fund. He has worked with global equities portfolio management since 1989, including five years at Danske Bank. Mr. Knudsen was a member of AIMR (CFA)’s global IPC committee from 1998-2002 and served as the chair of the Danish Society of Financial Analysts and CFA Denmark from 2002-2008. He holds an MSc (Econ) in
Finance from Aarhus School of Business supplemented with MBA courses from San Francisco State University. He has been employed by C WorldWide since 1994 with the exception of a period between
1998-2001 where he worked as Head of Equities at Nordea Investment
Management.

Peter O’Reilly
Mr. O’Reilly serves as Portfolio Manager for the Fund. He has previously worked as Head of Global Equities at Investors Group where he was responsible for managing the firm’s global equity portfolios. He has also held investment roles at Royal and Sun Alliance
Asset London, Global Asset Management and AIB Investment
Managers. He holds a BA and MA in Economics from University
College Dublin and is a member of the UK Society of Investment
Professionals (CFA). He has been employed by C WorldWide since
2018.

Abhinav Rathee
Mr. Rathee serves as a Lead Portfolio Manager of the India Equity strategy and as a co-Portfolio Manager of the Asia and Emerging
Markets Equity strategies for C WorldWide. He joined C WorldWide in 2018.

Bengt Seger
Mr. Seger serves as Portfolio Manager for the Fund. Mr. Seger has previously worked as an Analyst and Portfolio Manager at Sparbanken
Skåne, and as a Senior Analyst in international equites at Carnegie
Investment Bank. He holds a Master’s in Law and has studied Business
Administration and Economics at the University of Lund. He has
been employed by C WorldWide since 1988.

C WorldWide Emerging Markets Composite Performance Information
The following table presents the past performance of the C WorldWide Emerging Markets Composite (the “C WorldWide EM Composite”). C WorldWide is the Subadvisor to Harbor Emerging Markets Select ETF. The C WorldWide EM Composite is comprised of all accounts under discretionary management by C WorldWide that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. C WorldWide has prepared and presented the historical performance shown for the C WorldWide EM Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the C WorldWide EM Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the C WorldWide EM Composite net of expenses, the Advisor applied the net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of C WorldWide in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the C WorldWide EM Composite is not that of Harbor Emerging Markets Select ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the C WorldWide EM Composite. While the accounts comprising the C WorldWide EM Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the C WorldWide EM Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the C WorldWide EM Composite, they may have had an adverse effect on the performance results of the C WorldWide EM Composite. However, C WorldWide does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

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The Subadvisors

C WorldWide EMERGING MARKETS composite*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	10 Years	Since Inception
C WorldWide EM Composite (net)	20.59%	-0.83%	7.54%	5.43%
C WorldWide EM Composite (gross)	21.38%	-0.18%	8.25%	6.11%
MSCI Emerging Markets (ND) Index**	33.57%	4.20%	8.42%	5.41%

*
This is not the performance of Harbor Emerging Markets Select ETF. As of December 31, 2025, the C WorldWide International Composite was composed of 3 accounts, totaling approximately $26.8 million. The inception date of the C WorldWide Emerging Markets Composite was October 8, 2014.
**
The MSCI Emerging Markets (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

C WorldWide International Composite Performance Information
The following table presents the past performance of the C WorldWide International Composite (the “C WorldWide International Composite”). C WorldWide is the Subadvisor to Harbor International Compounders ETF. The C WorldWide International Composite is comprised of all accounts under discretionary management by C WorldWide that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. C WorldWide has prepared and presented the historical performance shown for the C WorldWide International Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the C WorldWide International Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the C WorldWide International Composite net of expenses, the Advisor applied the net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table, in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of C WorldWide in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the C WorldWide International Composite is not that of Harbor International Compounders ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the C WorldWide International Composite. While the accounts comprising the C WorldWide International Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the C WorldWide International Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the C WorldWide International Composite, they may have had an adverse effect on the performance results of the C WorldWide International Composite. However, C WorldWide does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

C WorldWide International composite*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	10 Years	Since Inception
C WorldWide International Composite (net)	18.00%	5.52%	8.43%	9.03%
C WorldWide International Composite (gross)	18.65%	6.11%	9.03%	9.63%
MSCI All Country World Ex. U.S. (ND) Index**	32.39%	7.91%	8.41%	5.76%

*
This is not the performance of Harbor International Compounders ETF. As of December 31, 2025, the C WorldWide International Composite was composed of 12 accounts, totaling approximately $3.1 billion. The inception date of the C WorldWide International Composite was January 1, 1997.
**
The MSCI All Country World Ex. U.S. (ND) Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The benchmark results presented are a combination of two indices. The MSCI World ex USA Index was used prior to December 31, 2000, and the MSCI All Country World Ex. U.S. (ND) Index is used as of January 1, 2001.

154

The Subadvisors

Disciplined Alpha LLC
Disciplined Alpha LLC (“Disciplined Alpha”), located at One Marina Park Drive, Suite 1410, Boston, MA 02210, serves as Subadvisor to Harbor Long-Short Equity ETF. The portfolio manager is primarily responsible for the day-to-day investment decision making of the Fund.
PORTFOLIO MANAGER	PROFESSIONAL EXPERIENCE
Kevin Shea, CFA
Mr. Shea serves as CEO of the Subadvisor and as Portfolio Manager for the Fund. He has previously worked as a Director of Quantitative
Research at Cadence Capital, and as a Portfolio Manager at
Batterymarch. Prior to that, he was the CIO and Founder of DA
Capital, and a Portfolio Manager at Invesco. He holds a BA in Liberal
Studies from the University of Notre Dame, an ALM in Biology from
Harvard University, and an MBA in Finance and International Studies
from Boston College. He has been employed by the Subadvisor since it was founded in 2013.

EARNEST Partners LLC
EARNEST Partners LLC (“EARNEST Partners”), located at 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309, serves as Subadvisor to Harbor AI Inflection Strategy ETF, Harbor Emerging Markets Equity ETF, Harbor International Equity ETF, Harbor Mid Cap Core ETF, Harbor Mid Cap Value ETF, Harbor SMID Cap Core ETF and Harbor SMID Cap Value ETF. The portfolio manager is primarily responsible for the day-to-day investment decision making for each Fund.
PORTFOLIO MANAGER	PROFESSIONAL EXPERIENCE
Paul E. Viera
Mr. Viera founded EARNEST Partners in 1998 and is the Chief
Executive Officer and a Portfolio Manager. He conceived and
developed Return Pattern Recognition®, the investment methodology used to screen equities at EARNEST Partners. Prior to forming
EARNEST Partners he was a Global Partner at Invesco Advisers,
Inc. and a senior member of its Investment Team. Mr. Viera began his investment career in 1985 at Bankers Trust.

EARNEST Partners Emerging Markets Composite Performance Information
The following table presents the past performance of the EARNEST Partners Emerging Markets Composite (the “EARNEST Composite”). EARNEST Partners is Subadvisor to Harbor Emerging Markets Equity ETF (the “Fund”). The EARNEST Composite is comprised of all accounts under discretionary management by EARNEST Partners that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. EARNEST Partners has prepared and presented the historical performance shown for the EARNEST Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the EARNEST Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the EARNEST Composite net of expenses, the Advisor applied the estimated net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of EARNEST Partners in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the EARNEST Composite is not that of Harbor Emerging Markets Equity ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the EARNEST Composite. While the accounts comprising the EARNEST Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the EARNEST Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the EARNEST Composite, they may have had an adverse effect on the performance results of the EARNEST Composite. However, EARNEST does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

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The Subadvisors

EARNEST composite*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	10 Years	Since Inception
EARNEST Composite (net)	36.34%	8.43%	9.75%	5.37%
EARNEST Composite (gross)	37.49%	9.34%	10.68%	6.25%
MSCI Emerging Markets (ND) Index**	33.57%	4.20%	8.42%	3.90%

*
This is not the performance of Harbor Emerging Markets Equity ETF. As of December 31, 2025, the Composite was composed of 4 accounts, totaling approximately $153.4 million. The inception date of the Composite was February 1, 2008.
**
The MSCI Emerging Markets®Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

EARNEST Partners International Composite Performance Information
The following table presents the past performance of the EARNEST Partners International Composite (the “EARNEST Composite”). EARNEST Partners is Subadvisor to Harbor International Equity ETF (the “Fund”). The EARNEST Composite is comprised of all accounts under discretionary management by EARNEST Partners that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. EARNEST Partners has prepared and presented the historical performance shown for the EARNEST Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the EARNEST Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the EARNEST Composite net of expenses, the Advisor applied the estimated net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of EARNEST Partners in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the EARNEST Composite is not that of Harbor International Equity ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the EARNEST Composite. While the accounts comprising the EARNEST Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the EARNEST Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the EARNEST Composite, they may have had an adverse effect on the performance results of the EARNEST Composite. However, EARNEST does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

EARNEST composite*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	10 Years	Since Inception
EARNEST Composite (net)	34.52%	11.46%	10.02%	7.91%
EARNEST Composite (gross)	35.60%	12.36%	10.91%	8.77%
MSCI ACWI ex US® Index**	32.39%	7.91%	8.41%	5.51%

*
This is not the performance of Harbor International Equity ETF. As of December 31, 2025, the Composite was composed of 11 accounts, totaling approximately $2 billion. The inception date of the Composite was May 1, 1999.
**
The MSCI ACWI ex-US®(All Country World Index) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

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The Subadvisors

EARNEST Partners Mid Capitalization Core Composite Performance Information
The following table presents the past performance of the EARNEST Partners Mid Capitalization Core Composite (the “EARNEST Composite”). EARNEST Partners is Subadvisor to Harbor Mid Cap Core ETF (the “Fund”). The EARNEST Composite is comprised of all accounts under discretionary management by EARNEST Partners that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. EARNEST Partners has prepared and presented the historical performance shown for the EARNEST Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the EARNEST Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the EARNEST Composite net of expenses, the Advisor applied the estimated net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of EARNEST Partners in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the EARNEST Composite is not that of Harbor Mid Cap Core ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the EARNEST Composite. While the accounts comprising the EARNEST Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the EARNEST Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the EARNEST Composite, they may have had an adverse effect on the performance results of the EARNEST Composite. However, EARNEST does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

EARNEST composite*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	10 Years	Since Inception
EARNEST Composite (net)	9.72%	7.65%	11.85%	11.20%
EARNEST Composite (gross)	10.69%	8.61%	12.84%	12.18%
Russell Midcap® Index**	10.60%	8.67%	11.01%	10.63%

*
This is not the performance of Harbor Mid Cap Core ETF. As of December 31, 2025, the Composite was composed of 31 accounts, totaling approximately $3.5 billion. The inception date of the Composite was October 1, 2003.
**
The Russell Midcap®Index is an unmanaged index generally representative of the U.S. market for mid-capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. Russell Midcap® and Russell® are trademarks of Frank Russell Company.

EARNEST Partners Mid Capitalization Value Composite Performance Information
The following table presents the past performance of the EARNEST Partners Mid Capitalization Value Composite (the “EARNEST Composite”). EARNEST Partners is Subadvisor to Harbor Mid Cap Value ETF (the “Fund”). The EARNEST Composite is comprised of all accounts under discretionary management by EARNEST Partners that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. EARNEST Partners has prepared and presented the historical performance shown for the EARNEST Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the EARNEST Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the EARNEST Composite net of expenses, the Advisor applied the estimated net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of EARNEST Partners in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the EARNEST Composite is not that of Harbor Mid Cap Value ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the EARNEST Composite. While the accounts comprising the EARNEST Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the

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The Subadvisors

Fund’s performance. Also, not all of the accounts currently comprising the EARNEST Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the EARNEST Composite, they may have had an adverse effect on the performance results of the EARNEST Composite. However, EARNEST does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

EARNEST composite*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	10 Years	Since Inception
EARNEST Composite (net)	6.58%	9.55%	11.48%	10.60%
EARNEST Composite (gross)	7.52%	10.52%	12.46%	11.58%
Russell Midcap® Value Index**	11.05%	9.83%	9.78%	10.09%

*
This is not the performance of Harbor Mid Cap Value ETF. As of December 31, 2025, the Composite was composed of 9 accounts, totaling approximately $317.9 million. The inception date of the Composite was October 1, 2003.
**
The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. This unmanaged index does not reflect fees and expenses and is not available for direct investment. Russell Midcap®and Russell® are trademarks of Frank Russell Company.

EARNEST Partners Small to Mid Capitalization Core Composite Performance Information
The following table presents the past performance of the EARNEST Partners Small to Mid Capitalization Core Composite (the “EARNEST Composite”). EARNEST Partners is Subadvisor to Harbor SMID Cap Core ETF (the “Fund”). The EARNEST Composite is comprised of all accounts under discretionary management by EARNEST Partners that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. EARNEST Partners has prepared and presented the historical performance shown for the EARNEST Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the EARNEST Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the EARNEST Composite net of expenses, the Advisor applied the estimated net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of EARNEST Partners in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the EARNEST Composite is not that of Harbor SMID Cap Core ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the EARNEST Composite. While the accounts comprising the EARNEST Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the EARNEST Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the EARNEST Composite, they may have had an adverse effect on the performance results of the EARNEST Composite. However, EARNEST does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

EARNEST composite*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	10 Years	Since Inception
EARNEST Composite (net)	6.85%	6.44%	10.90%	9.52%
EARNEST Composite (gross)	7.80%	7.38%	11.88%	10.49%
Russell 2500® Index**	11.91%	7.26%	10.40%	9.09%

*
This is not the performance of Harbor SMID Cap Core ETF. As of December 31, 2025, the Composite was composed of 17 accounts, totaling approximately $5.8 billion. The inception date of the Composite was July 1, 2005.
**
The Russell 2500®Index is an unmanaged index generally representative of the U.S. market for small and mid-capitalization stocks. This unmanaged index does not reflect fees and expenses and is not available for direct investment. Russell 2500®and Russell® are trademarks of Frank Russell Company.

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The Subadvisors

EARNEST Partners Small to Mid Capitalization Value Composite Performance Information
The following table presents the past performance of the EARNEST Partners Small to Mid Capitalization Value Composite (the “EARNEST Composite”). EARNEST Partners is Subadvisor to Harbor SMID Cap Value ETF (the “Fund”). The EARNEST Composite is comprised of all accounts under discretionary management by EARNEST Partners that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. EARNEST Partners has prepared and presented the historical performance shown for the EARNEST Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the EARNEST Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the EARNEST Composite net of expenses, the Advisor applied the estimated net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of EARNEST Partners in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the EARNEST Composite is not that of Harbor SMID Cap Value ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the EARNEST Composite. While the accounts comprising the EARNEST Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the EARNEST Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the EARNEST Composite, they may have had an adverse effect on the performance results of the EARNEST Composite. However, EARNEST does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

EARNEST composite*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	10 Years	Since Inception
EARNEST Composite (net)	11.00%	9.52%	11.89%	11.16%
EARNEST Composite (gross)	11.98%	10.49%	12.88%	12.15%
Russell 2500® Value Index**	12.73%	10.02%	9.72%	9.84%

*
This is not the performance of Harbor SMID Cap Value ETF. As of December 31, 2025, the Composite was composed of 27 accounts, totaling approximately $2.9 billion. The inception date of the Composite was December 1, 2002.
**
The Russell 2500® Value Index is an unmanaged index that is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. This unmanaged index does not reflect fees and expenses and is not available for direct investment. Russell 2500®and Russell® are trademarks of Frank Russell Company.
Granahan Investment Management LLC
Granahan Investment Management LLC (“Granahan” or the “Subadvisor”), located at 404 Wyman Street, Suite 460, Waltham, Massachusetts, serves as Subadvisor to Harbor Active Small Cap Growth ETF. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Andrew L. Beja, CFA
Mr. Beja joined Granahan in 2011 and serves as a Senior Vice President and Managing Director. Prior to joining Granahan, he was a co-founder of LMCG in Boston, where he managed small and SMID cap growth equity products. Mr. Beja began his investment career in 1984.

Jeffrey A. Harrison, CFA
Mr. Harrison joined Granahan in 2015 and serves as a Senior Vice
President and Managing Director. Prior to joining Granahan,
Mr. Harrison spent much of his career as portfolio manager on a diversified small cap growth equity fund with Wells Capital
Management and its predecessor. He began his investment career in 1997.

159

The Subadvisors

Granahan Investment Management LLC — continued
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
David M. Rose, CFA
Mr. Rose joined Granahan in 2015 and serves as a Senior Vice
President, Chief Investment Officer, and Managing Director. Mr. Rose
has over 25 years of industry experience, including as portfolio manager for American Century Investments and Pyramis Global Advisors.

Richard Watson, CFA
Mr. Watson joined Granahan in 2021 and serves as a Senior Vice
President and portfolio manager. Prior to joining Granahan, he was a senior portfolio manager and healthcare analyst at Columbia Wanger
Asset Management in Chicago. Prior to that, he worked as a health care analyst at William Blair & Company and Cowen. Mr. Watson has over 30 years of industry experience.

Kelvin Jiang, CFA
Mr. Jiang joined Granahan in 2023 and serves as a Vice President and portfolio manager. Prior to joining Granahan, Mr. Jiang was a portfolio manager and senior equity analyst for Monarch Partners
Asset Management. Prior to that, he worked for Calamos Investments as a sector head in global technology. Mr. Jiang began his investment career in 2007.

Granahan Small Cap Core Growth Composite Performance Information
The following table presents the past performance of the Granahan Small Cap Core Growth Composite (the “Granahan Small Cap Growth Composite”). Granahan is the Subadvisor to Harbor Active Small Cap Growth ETF. The Granahan Small Cap Growth Composite is comprised of all accounts under discretionary management by Granahan that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. Granahan has prepared and presented the historical performance shown for the Granahan Small Cap Growth Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Granahan Small Cap Growth Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the Granahan Small Cap Growth Composite net of expenses, the Subadvisor applied the estimated net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table, in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Granahan in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the Granahan Small Cap Growth Composite is not that of Harbor Active Small Cap Growth ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the Granahan Small Cap Growth Composite. While the accounts comprising the Granahan Small Cap Growth Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the Granahan Small Cap Growth Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the Granahan Small Cap Growth Composite, they may have had an adverse effect on the performance results of the Granahan Small Cap Growth Composite. However, Granahan does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

granahan small cap growth composite*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	10 Years	Since Inception
Granahan Small Cap Growth Composite (net)	21.60%	-0.17%	13.59%	11.91%
Granahan Small Cap Growth Composite (gross)	22.56%	0.63%	14.50%	12.80%
Russell 2000 Growth Index**	13.01%	3.18%	9.57%	8.15%

*
This is not the performance of Harbor Active Small Cap Growth ETF. As of December 31, 2025, the Granahan

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The Subadvisors

Small Cap Growth Composite was composed of 4 accounts, totaling approximately $962.9 million. The inception date of the Granahan Small Cap Growth Composite was May 1, 1993.
**
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the US equity universe. This unmanaged index does not reflect fees and expenses and is not available for direct investment. The launch date of the Russell 2000® Growth Index was June 1, 1993.
Income Research + Management
Income Research + Management (“IR+M”), located at 115 Federal Street, 22nd Floor, Boston, MA 02110, serves as Subadvisor to Harbor Disciplined Bond ETF. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
Investment decisions for the Fund are made by the Investment Committee. IR+M lists the following Investment Committee members, who are also senior members of the investment team, as having ultimate management responsibilities for the Fund.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
James E. Gubitosi, CFA
Mr. Gubitosi joined IR+M in 2007 and serves as the firm’s Co-Chief
Investment Officer and Senior Portfolio Manager. Prior to joining
IR+M, he was a Senior Analyst at Financial Architects Partners.
Mr. Gubitosi began his investment career in 2004.

Mike Sheldon, CFA
Mr. Sheldon joined IR+M in 2007 and serves as the firm’s Co-Chief
Investment Officer. Prior to joining IR+M, Mr. Sheldon was an
Institutional Fixed Income Bond Sales Representative and Vice
President with HSBC. Mr. Sheldon began his investment career in
1991.

Bill O’Neill, CFA	Mr. O’Neill joined IR+M in 2004 and is a Senior Portfolio Manager. Prior to joining IR+M, he was a Trader at Investors Bank and Trust. Mr. O’Neill began his investment career in 2000.
Jake Remley, CFA	Mr. Remley joined IR+M in 2004 and is a Senior Portfolio Manager. Prior to joining IR+M, he was an associate with Lehman Brothers Holdings. Mr. Remley began his investment career in 2001.
Matt Walker, CFA
Mr. Walker joined IR+M in 2007 and is a Senior Portfolio Manager.
Prior to joining IR+M, he was a Fixed Income Operations
Representative at State Street Corporation. Mr. Walker began his investment career in 2003.

Rachel Campbell
Ms. Campbell joined IR+M in 2009 and is a Portfolio Manager and the Director of Securitized Research. Prior to joining IR+M, she was a Junior Risk Analyst at Cypress Tree Investment Management. Ms.
Campbell began her investment career in 2006.

Wesly Pate, CFA	Mr. Pate joined IR+M in 2011 and is a Senior Portfolio Manager. Prior to joining IR+M, he was an Equity Analyst with Eastern Investment Advisors. Mr. Pate began his investment career in 2008.
Ginny Schiappa, CFA
Ms. Schiappa joined IR+M in 2014 and is a Senior Portfolio Manager.
Prior to joining IR+M, she was a Private Placements Investments
Analyst at Genworth Financial. Ms. Schiappa began her investment career in 2011.

161

The Subadvisors

IR+M Core Plus Composite Performance Information
The following table presents the past performance of the IR+M Core Plus Composite (the “IR+M Composite”). IR+M is Subadvisor to Harbor Disciplined Bond ETF. The IR+M Composite is comprised of all accounts under discretionary management by IR+M that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions. IR+M has prepared and presented the historical performance shown for the IR+M Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the IR+M Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the IR+M Composite net of expenses, the Advisor applied the net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of IR+M in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the IR+M Composite is not that of Harbor Disciplined Bond ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the IR+M Composite. While the accounts comprising the IR+M Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the IR+M Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the IR+M Composite, they may have had an adverse effect on the performance results of the IR+M Composite. However, IR+M does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

IR+M CORE PLUS composite*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	Since Inception
IR+M Composite (net of Fund expenses)	7.40%	0.25%	2.46%
IR+M Composite (gross)	7.78%	0.60%	2.82%
Bloomberg U.S. Aggregate Bond Index**	7.30%	-0.36%	1.75%

*
This is not the performance of Harbor Disciplined Bond ETF. As of December 31, 2025, the IR+M Composite was composed of 20 accounts, totaling approximately $4.8 billion. The inception date of the IR+M Composite is August 1, 2017.
**
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Jennison Associates LLC
Jennison Associates LLC (“Jennison”), located at 55 East 52nd Street, New York, NY 10055, serves as Subadvisor to the Funds listed below. Each Fund’s portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for such Fund.
Harbor Long-Term Growers ETF
■
Blair A. Boyer
■
Natasha Kuhlkin, CFA
■
Jason T. McManus
■
Owuraka Koney, CFA
Harbor Transformative Technologies ETF
■
Nicolas Rubinstein
■
Eric Sartorius, CFA
■
Jason T. McManus

162

The Subadvisors

Jennison Associates LLC — continued
The portfolio managers for each Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Blair A. Boyer
Mr. Boyer joined Jennison in 1993 and serves as a Managing Director and Co-Head of Growth Equity. Mr. Boyer co-managed international equity portfolios at Jennison for 10 years before joining the Growth
Equity team in 2003. Prior to joining Jennison, Mr. Boyer held various investment roles at Bleichroeder. Mr. Boyer began his investment career in 1983.

Natasha Kuhlkin, CFA
Ms. Kuhlkin joined Jennison in 2004 and serves as a Managing Director and Co-Head of Growth Equity. Prior to joining Jennison, Ms. Kuhlkin was an Equity Research Analyst at Palisade Capital Management.
Prior to that, she was an Analyst with Evergreen Investment
Management. Ms. Kuhlkin began her investment career in 1998.

Owuraka Koney, CFA
Mr. Koney joined Jennison in 2007 and serves as a Managing Director and Large Cap Growth Equity Portfolio Manager and Research Analyst
covering industrials, consumer internet and media companies. Prior to joining Jennison, Mr. Koney was an equity research associate covering the aerospace and defense and small cap media sectors at
UBS. Mr. Koney began his investment career in 2005.

Jason T. McManus
Mr. McManus joined Jennison in 1997 and serves as a Managing
Director, the Head of Custom Solutions, and a custom solutions portfolio manager. An employee since 1997, Mr. McManus started as an international research associate before joining the applied research team in 2003. In 2006, he began managing quantitative portfolios and custom solutions for clients. Mr. McManus began his investment career in 1997.

Nicolas Rubinstein
Mr. Rubinstein joined Jennison in 1997 and serves as a Managing
Director and a technology equity portfolio manager and research analyst. Prior to joining Jennison, Mr. Rubinstein was an analyst for the technology corporate finance group at Morgan Stanley. Prior to that, he was an analyst for the technology corporate finance group at Paine Webber & Company.

Eric Sartorius, CFA
Mr. Sartorius joined Jennison in 2013 and serves as a Managing
Director and small cap core, mid cap growth and technology equity portfolio manager and research analyst. Prior to joining Jennison,
Mr. Sartorious was a portfolio manager and information technology and healthcare senior research analyst on the small and smid cap growth investment team at Allianz Global Investors. Prior to that, he was a research associate covering information technology stocks at Fred Alger Management.

Osmosis Investment Management US LLC
Osmosis Investment Management US LLC (“Osmosis”), located at 36-38 Botolph Lane, London, United Kingdom EC3R 8DE, serves as Subadvisor to Harbor Osmosis Emerging Markets Resource Efficient ETF and Harbor Osmosis International Resource Efficient ETF. The portfolio manager is primarily responsible for the day-to-day portfolio management for each aforementioned Fund.
PORTFOLIO MANAGER	PROFESSIONAL EXPERIENCE
Alex Stephen
Mr. Stephen serves as Portfolio Manager for the Fund. Mr. Stephen spent eight years in Australia working with Redpoint Investment
Management and Antares Equities. Prior to that, Mr. Stephen worked for eight years as a portfolio manager at Legal & General Investment
Management (LGIM), managing several index portfolios. Mr. Stephen has been with Osmosis since 2019.

163

The Subadvisors

PanAgora Asset Management, Inc.
PanAgora Asset Management, Inc. (“PanAgora”), located at One International Place, 24th Floor, Boston, MA 02110, serves as Subadvisor to Harbor the Funds listed below. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for such Fund.
Harbor Alpha Layering ETF
■
Bryan D. Belton, CFA
■
Edward Qian, Ph.D.
■
Jon Beaulieu, CFA
■
Vic Malla, CFA
Harbor PanAgora Dynamic Large Cap Core ETF
■
Jaime H. Lee, Ph.D.
■
George D. Mussalli, CFA

PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Jon Beaulieu, CFA
Mr. Beaulieu joined PanAgora in 2010 and is a Director in the Multi
Asset group. Prior to joining PanAgora, he was responsible for actively managing and hedging fixed income portfolios at the Federal Home
Loan Bank of Boston. Before joining the Federal Home Loan Bank of Boston, he was a Quantitative Analyst at MFS Investment
Management. He began his investment career in 1995.

Bryan D. Belton, CFA
Mr. Belton joined PanAgora in 2005 and is the President and Chief
Executive Officer. He is also a member of the firm’s Investment,
Operating, Risk and Directors Committees. Prior to this role, he was a Managing Director within the Multi Asset group. Prior to joining
PanAgora, he was the Investment Portfolio Officer at the Federal
Home Loan Bank of Boston, where he was responsible for actively managing and hedging all of the Bank’s long-term investment portfolios.
Prior to joining the Federal Home Loan Bank of Boston, he was a senior manager at Investors Bank & Trust Company. He began his investment career in 1997.

Jaime H. Lee, Ph.D.
Dr. Lee joined PanAgora in 2015 and is a Managing Director and leads the Dynamic Equity Team. Dr. Lee is also a member of the firm’s Operating and Directors Committees. Prior to joining PanAgora,
Dr. Lee was a Managing Director of the Scientific Active Equity team at BlackRock, Inc. Dr. Lee joined Barclays Global Investors in 2007, which merged with BlackRock in 2009. While at BGI/BlackRock, she managed the Emerging Markets strategies and led the Emerging
Markets portfolio management team. Her prior experience includes a role as a Senior Portfolio Manager at Barclays Global Investors
as well as Research and Portfolio Management roles at Quantal Asset
Management, managing international equity strategies. Dr. Lee began her investment career in 2005.

Vic Malla, CFA
Mr. Malla joined PanAgora in 2018 and is a Research Analyst in the Multi Asset group. Prior to joining PanAgora, he was a Senior
Quantitative Analyst at Standish Mellon Asset Management focusing on modeling interest rates, sovereign credit risk and foreign exchange in developed and emerging markets. He began his investment career in 2010.

164

The Subadvisors

PanAgora Asset Management, Inc. — continued
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
George D. Mussalli, CFA
Mr. Mussalli joined PanAgora in 2004 and is the Global Chief
Investment Officer. He is also a member of the firm’s Investment,
Operating, Risk, and Sustainability Committees, as well as the Board of Directors. Prior to this role, he led the firm’s Stock Selector strategies.
His work focused on combining fundamental insights with
sophisticated quantitative techniques to develop proprietary models designed to analyze companies across many dimensions. In addition to overseeing the management of the firm’s Stock Selector strategies, he contributed significantly to the proprietary pool of Equity research leveraged across the entire firm during his tenure. Before joining
PanAgora, Mr. Mussalli was a Portfolio Manager on the Putnam
Investments Structured Equity team, where he was responsible for
Structured Equity portfolios. Prior to joining Putnam, Mr. Mussalli worked as a Senior Investment Analyst at John Hancock Funds. He
began his investment career in 1995.

Edward Qian, Ph.D.
Dr. Qian joined PanAgora in 1998 and is the Head of Multi Asset
Research and Chief Investment Officer of Multi Asset Investments.
He is also a member of the firm’s Investment, Operating, Risk and
Directors Committees. Prior to joining PanAgora, he was a Portfolio
Manager and part of the Asset Allocation team at 2100 Capital, an alternative investments firm. His prior experience includes a role as Senior Asset Allocation Analyst on Putnam Investments’ Global
Asset Allocation team. Before joining Putnam, he was a fixed-income
Quantitative Analyst at Back Bay Advisors. He began his investment career in 1996.

PanAgora Dynamic U.S. Large Cap Core Composite Performance Information
The following table presents the past performance of the PanAgora Dynamic U.S. Large Cap Core Composite (the “PanAgora Composite”). PanAgora is Subadvisor to Harbor PanAgora Dynamic Large Cap Core ETF. The PanAgora Composite is comprised of all accounts under discretionary management by PanAgora that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions. PanAgora has prepared and presented the historical performance shown for the PanAgora Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the PanAgora Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the PanAgora Composite net of expenses, the Advisor applied the net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of PanAgora in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the PanAgora Composite is not that of Harbor PanAgora Dynamic Large Cap Core ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the PanAgora Composite. While the account comprising the PanAgora Composite incurs inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, the account currently comprising the PanAgora Composite is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code to which the Fund is subject. If these limitations, requirements and restrictions were applicable to the account in the PanAgora Composite, they may have had an adverse effect on the performance results of the PanAgora Composite. However, PanAgora does not believe that the account comprising the PanAgora Composite would have been managed in a significantly different manner had it been subject to such investment limitations, diversification requirements and other restrictions.

165

The Subadvisors

PANAGORA DYNAMIC U.S. LARGE CAP CORE composite*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	10 Years	Since Inception
PanAgora Dynamic U.S. Large Cap Core Composite (net of Fund expenses)	19.62%	16.18%	14.88%	8.91%
PanAgora Dynamic U.S. Large Cap Core Composite (gross)	20.04%	16.58%	15.28%	9.29%
S&P 500 Index**	17.88%	14.42%	14.82%	8.53%

*
This is not the performance of Harbor PanAgora Dynamic Large Cap Core ETF. As of December 31, 2025, the PanAgora Composite was composed of 2 accounts, totaling approximately $630.9 million. The inception date of the PanAgora Composite is January 1, 1999.
**
The S&P 500 Index is an unmanaged index tracking the stock performance of 500 of the largest companies listed on stock exchanges in the U.S. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Quantix Commodities LP
Quantix Commodities LP, located at 16 Old Track Road, Suite A, Greenwich, CT 06830, serves as Subadvisor to Harbor Commodity All-Weather Strategy ETF. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
Don Casturo
Mr. Casturo is a Founding Partner and Chief Investment Officer at
Quantix. He had a 20-year career at Goldman Sachs where he was a Partner in the commodity group. From 2015-2018 he was Head of Commodity Trading for all of EMEA. Prior to that he served as
Global Commodities COO and managed the Global Investor Products
Desk from 2007-2013. In addition, he was the lead Crude Derivatives trader from 1998-2006, member of the LME User Committee, member of the CFTC Market Advisory Committee and speaker at the Position
Limit Hearing in 2008. Mr. Casturo began his investment career in
1995.

Daniel Cepeda
Mr. Cepeda is a Founding Partner and Portfolio Manager at Quantix.
During his career at Goldman Sachs, Mr. Cepeda was Head of
Commodity Structured Products, Head of Commodity Index Options
and Head of Base Metal Derivatives. Mr. Cepeda started his Goldman
Sachs career as an Associate in New York, spent two years in London restructuring the Base Metals Derivatives business and was a Managing
Director in Commodities for five years. He began his investment career in 1999.

Tom Glanfield
Mr. Glanfield is a Founding Partner and Portfolio Manager at Quantix.
During his career at Goldman Sachs, he was the Global Head of
Investor Swaps Trading, Lead Index Options and Commodity
Structured Products Trader, Head of European Oil Products and
Global Head of Oil Derivatives. Mr. Glanfield started his Goldman
Sachs career in Commodity Investor Products business with a focus on new product development before moving to the trading side of the business where he ultimately ran the largest commodity index swaps book and oversaw index futures trading for Goldman Sachs.
Mr. Glanfield was a Managing Director in commodities for six years and worked in both New York and London. He began his investment career in 2002.

Marta Kavchak
Ms. Kavchak is a Portfolio Manager – Investor Solutions Group at
Quantix. Her experience in the commodity markets spans across trading, portfolio management, and risk management in the physical markets. After starting her career as a trader at Goldman Sachs in
New York, Ms. Kavchak was a Portfolio Manager at Gresham
Investment Management for 8 years, where she managed long-only
/ long-biased portfolios within Gresham’s actively managed commodity fund. Ms. Kavchak also spent over 3 years at Archer Daniels Midland as a senior trader, risk manager, and investor for their global commodities businesses. She began her investment career in 2010.

166

The Subadvisors

Westfield Capital Management Company, L.P.
Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, 23rd Floor, Boston, MA 02111, serves as Subadvisor to the Funds listed below. The portfolio manager(s) are jointly (in the case of Harbor Health Care ETF) and primarily responsible for the day-to-day investment decision making of such Fund.
Harbor Dividend Growth Leaders ETF
■
William A. Muggia
Harbor Health Care ETF
■
William A. Muggia
■
Matthew R. Renna

PORTFOLIO MANAGERS	PROFESSIONAL EXPERIENCE
William A. Muggia
Mr. Muggia joined Westfield in 1994 and is the Chief Executive Officer,
President, and Chief Investment Officer leading the Investment
Committee. Prior to joining Westfield, he worked in the Technology
Investment Banking Group at Alex Brown & Sons, where his
responsibilities included mergers and acquisitions, restructuring, and spin-offs. Before that, he was a Vice President at Kidder, Peabody
& Company. Mr. Muggia began his investment career in 1983.

Matthew R. Renna
Mr. Renna joined Westfield in 2013 as a member of the Investment
Committee covering the Health Care sector. Prior to joining Westfield, he was with Vinik Asset Management as a Health Care Portfolio
Manager. His professional experience also includes Director, SMID
Growth Equity team at BlackRock, Inc., Senior Equity Analyst at
RA Capital Management and Director, Healthcare/Biotechnology
at Soleil Securities Corporation, Neponset Equity Research. Matthew
began his career in the Health Care industry at Merck & Co., before entering equity research as a Senior Research Associate covering
Specialty Pharmaceuticals at Leerink Swann LLC. Mr. Renna began his investment career in 2004.

Westfield Health Care Composite Performance Information
The following table presents the past performance of the Westfield Health Care Composite (the “Westfield Composite”). Westfield is the Subadvisor to Harbor Health Care ETF. The Westfield Composite is comprised of all fee-paying accounts under discretionary management by Westfield that have investment objectives, policies and strategies substantially similar to those of the Fund. Returns include the reinvestment of interest, dividends and any other distributions and are presented in U.S. dollars. Westfield has prepared and presented the historical performance shown for the Westfield Composite (gross) in compliance with the Global Investment Performance Standards (GIPS®). The GIPS method for computing historical performance differs from the SEC’s method. The gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Westfield Composite or certain other expenses that would be applicable to exchange-traded funds. To calculate the performance of the Westfield Composite net of expenses, the Advisor applied the net Fund operating expenses payable by the Fund, as disclosed in the “Total Annual Fund Operating Expenses” line item of the Fund’s fee table, in the Fund Summary section. The net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Westfield in managing portfolios with substantially similar investment strategies and techniques to those of the Fund.
The historical performance of the Westfield Composite is not that of Harbor Health Care ETF and is not indicative of the Fund’s future results. The Fund’s actual performance may vary significantly from the past performance of the Health Care Composite. While the accounts comprising the Westfield Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, not all of the accounts currently comprising the Westfield Composite are subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to the accounts in the Westfield Composite, they may have had an adverse effect on the performance results of the Westfield Composite. However, Westfield does not believe that such accounts would have been managed in a significantly different manner had they been subject to such investment limitations, diversification requirements and other restrictions.

167

The Subadvisors

WESTFIELD HEALTH CARE COMPOSITE*
Average Annual Total Returns for the Periods Ended December 31, 2025:
	1 Year	5 Years	10 Years	Since Inception
Westfield Composite (net of Fund expenses)	26.97%	8.74%	N/A	10.98%
Westfield Composite (gross)	27.99%	9.61%	N/A	11.87%
Russell 3000® Growth Health Care Index**	21.87%	7.23%	9.99%	9.09%

*
This is not the performance of Harbor Health Care ETF. As of December 31, 2025, the Westfield Composite was composed of 1 account, totaling approximately $25.9 million. The inception date of the Westfield Composite was October 1, 2020.
**
The Russell 3000® Growth Health Care Index is an unmanaged index generally representative of companies involved in medical services or health care in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

168

Shareholder Information

Valuing Fund Shares
Each Fund’s net asset value (“NAV”) per share, is generally calculated each day the NYSE is open for trading as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. The NAV per share is computed by dividing the net assets of a Fund by the number of Fund shares outstanding. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations.
Shares of a Fund may be purchased through a broker in the secondary market by individual investors at market prices which may vary throughout the day and may differ from NAV.
On holidays or other days when the NYSE is closed, the NAV is not calculated and a Fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which a Fund’s NAV is not calculated. Consequently, a Fund’s portfolio securities may trade and the NAV of the Fund’s shares may be significantly affected on days when a shareholder will not be able to purchase or sell shares of the Fund.
Investments are valued pursuant to valuation procedures approved by the Board of Trustees. The valuation procedures permit the Advisor to use a variety of valuation methodologies, consider a number of subjective factors, analyze applicable facts and circumstances and, in general, exercise judgment, when valuing Fund investments. The methodology used for a specific type of investment may vary based on the circumstances and relevant considerations, including available market data. As a general matter, accurately fair valuing investments is difficult and can be based on inputs and assumptions that may not always be correct.
Each Fund generally values portfolio securities and other assets for which market quotes are readily available at market value for purposes of calculating the Fund’s NAV. In the case of equity securities, market value is generally determined on the basis of last sale prices, or if no sales are reported, on quotes obtained from a quotation reporting system, established market makers, or independent pricing vendors. In the case of fixed income securities and non-exchange traded derivative instruments, fair value is generally determined using prices provided by independent pricing vendors. The prices provided by independent pricing vendors reflect the pricing vendor’s assessment using various market inputs of what it believes are the fair values of the securities at the time of pricing. Those market inputs include recent transaction prices and dealer quotations for the securities, transaction prices for what the independent pricing vendor believes are similar securities and various relationships between factors such as interest rate changes and security prices that are believed to affect the prices of individual securities. Because many fixed income securities trade infrequently, the independent pricing vendor often does not have as a market input, current transaction price information when determining a price for a particular security on any given day. When current transaction price information is available, it is one input into the independent pricing vendor’s evaluation process, which means that the price supplied by the pricing vendor may differ from that transaction price. Short-term fixed income investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value. Exchange-traded options, futures and options on futures are generally valued at the settlement price determined by the relevant exchange.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of Fund shares may be affected by changes in the value of currencies in relation to the U.S. dollar.
When reliable market quotations or prices supplied by an independent pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value, determined according to fair value pricing procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations, official closing prices or prices supplied by an independent pricing vendor for the same securities. This means a Fund may value those securities higher or lower than another given fund that uses market quotations, official closing prices or prices supplied by an independent pricing vendor. The fair value prices used by a Fund may also differ from the prices that the Fund could obtain for those securities if the Fund were to sell those securities at the time the Fund determines its NAV.

Buying and Selling Shares
Each Fund issues and redeems shares only in Creation Units at the NAV per share next determined after receipt of an order from an authorized participant. Authorized participants must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Only authorized participants may acquire shares directly from a Fund, and only authorized participants may tender their shares for redemption directly to a Fund, at NAV. Once created, shares trade in the secondary market in quantities less than a Creation Unit.

169

Shareholder Information

These transactions are made at market prices that may vary throughout the day and may be greater than the Fund’s NAV (premium) or less than the Fund’s NAV (discount). As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market. If you buy or sell shares in the secondary market, you will generally incur customary brokerage commissions and charges and you may also incur the cost of the spread between the price at which a dealer will buy shares of a Fund and the somewhat higher price at which a dealer will sell shares. Due to such commissions and charges and spread costs, frequent trading may detract significantly from investment returns.
A Fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. Information about the procedures regarding creation and redemption of Creation Units and the applicable transaction fees is included in the Statement of Additional Information.

Distribution and Service (12b-1) Fees
Harbor ETF Trust has adopted a distribution plan for each Fund (except Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)) in accordance with Rule 12b-1 under the Investment Company Act. Under its plan, each Fund is authorized to pay distribution and service fees to the Distributor for the sale, distribution and servicing of shares. No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund and may cost you more than certain other types of sales charges.

Investing Through a Financial Intermediary
The Advisor and/or its related companies have in the past and could in the future pay intermediaries, which may include banks, broker-dealers, or financial professionals, for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems and data or other services related to the sale of Fund shares and related services, including making shares of a Fund and certain other Harbor funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary or its representatives, are not made by a Fund. Rather, such payments are made by the Advisor or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the Harbor fund complex. Payments of this type are sometimes referred to as revenue-sharing payments.
A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments or financial incentives it is eligible to receive. Therefore, such payments or other financial incentives offered or made to an intermediary create conflicts of interest between the intermediary (or its representatives) and its customers and may cause the intermediary to recommend a Fund or other Harbor funds over another investment. See the Statement of Additional Information for more information. Ask your sales representative or visit your financial intermediary’s website for more information.

Book Entry
Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (DTC), or its nominee, is the registered owner of all outstanding shares of the Funds. Your ownership of shares will be shown on the records of DTC and the DTC participant broker-dealer through which you hold the shares. Your broker-dealer will provide you with account statements, confirmations of your purchases and sales, and tax information. Your broker-dealer will also be responsible for distributing income and capital gain distributions and for sending you shareholder reports and other information as may be required.

Frequent Purchases and Redemptions of Shares
Each Fund accommodates frequent purchases and redemptions of Creation Units by authorized participants and does not place a limit on purchases or redemptions of Creation Units by these investors. Each Fund reserves the right, but does not have the obligation, to reject any purchase or redemption transaction (subject to legal and regulatory limits regarding redemption transactions) at any time. In addition, each Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Shareholder Actions
With the exception of any claims under the federal securities laws, any suit, action or proceeding brought by or in the right of any shareholder or any person claiming any interest in any Fund shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, Harbor ETF Trust’s By-Laws or Harbor ETF Trust or any Fund, including any claim of any nature against Harbor ETF Trust, a Fund, the Trustees or officers or employees of Harbor ETF Trust, shall be brought exclusively in the

170

Shareholder Information

Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. Any suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America. As a result of these provisions, shareholders may have to bring suit in an inconvenient and less favorable forum. There is a question regarding the enforceability of these provisions since the Securities Act of 1933 (the “1933 Act”) and the 1940 Act permit shareholders to bring claims arising from these Acts in both state and federal courts.

Investments by Registered Investment Companies
Section 12(d)(1) of the Investment Company Act restricts investments by registered investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds, with the exception of Harbor Alpha Layering ETF, Harbor Human Capital Factor US Large Cap ETF, Harbor Human Capital Factor US Small Cap ETF, Harbor Multi-Asset Explorer ETF and Harbor Osmosis Emerging Markets Resource Efficient ETF, beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including the requirement to enter into an agreement with a Fund.

Note to Authorized Participants Regarding Continuous Offering
Certain legal risks may exist that are unique to authorized participants purchasing Creation Units directly from a Fund. Because new Creation Units may be issued on an ongoing basis, at any point a “distribution," as such term is used in the 1933 Act, could be occurring. As a broker-dealer, certain activities that you perform may, depending on the circumstances, result in your being deemed a participant in a distribution, in a manner which could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the 1933 Act.
For example, you may be deemed a statutory underwriter if you purchase Creation Units from a Fund, break them down into individual Fund shares, and sell such shares directly to customers, or if you choose to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary market demand for Fund shares. A determination of whether a person is an underwriter for purposes of the 1933 Act depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.
This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, you should note that dealers who are not underwriters but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus-delivery obligation with respect to shares of a Fund are reminded that, under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange. Certain Fund affiliates may purchase and resell Fund shares pursuant to this prospectus.

171

Shareholder and Account Policies

 This Prospectus provides general tax information only. You should consult your tax adviser about particular federal, state, local or foreign taxes that may apply to you.
Dividends, Distributions and Taxes
Each Fund expects to distribute all or substantially all of its net investment income and realized capital gains, if any, each year. Each Fund, except as indicated below, declares and pays any dividends from net investment income and capital gains at least annually in December. Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF), Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF) and Harbor Disciplined Bond ETF declare and pay any dividends from net investment income monthly. Harbor Dividend Growth Leaders ETF declares and pays any dividends from net investment income quarterly. Each Fund may also pay dividends and capital gain distributions at other times if necessary, to avoid federal income or excise tax. Each Fund expects distributions, if any, to be from net investment income and/or capital gains. If you purchased your shares in the secondary market, your broker is responsible for distributing the income and capital gains distributions to you.
For U.S. federal income tax purposes, distributions of net long-term capital gains are taxable as long-term capital gains which may be taxable at different rates depending on their source and other factors. Distributions of net short-term capital gains are taxable as ordinary income. Dividends from net investment income are taxable either as ordinary income or, if so reported by a Fund and certain other conditions (including holding period requirements) are met by the Fund and the shareholder, as “qualified dividend income” (“QDI”). QDI is taxable to individual shareholders at a maximum rate of 15% or 20% for U.S. federal income tax purposes (depending on whether the individual’s income exceeds certain threshold amounts). Since Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF), Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF), Harbor Commodity All-Weather Strategy ETF and Harbor Disciplined Bond ETF derive their income primarily from sources that do not pay “qualified dividend income,” dividends from such Funds generally will not qualify for taxation at the maximum 15% or 20% U.S. federal income tax rate available to individuals on qualified dividend income. More information about QDI is included in the Funds’ Statement of Additional Information. Dividends and capital gains distributions are taxable whether you receive them in cash or reinvest them in additional Fund shares.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”). Treasury Regulations permit a Fund to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. Accordingly, individual and certain other non-corporate shareholders of any Fund that holds REIT investments may be able to take advantage of this 20% deduction with respect to any such amounts passed through.
Generally, you should avoid investing in a Fund before an anticipated dividend or capital gain distribution. If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. Dividends paid to you may be included in your gross income for tax purposes, even though you may not have participated in the increase in the NAV of the Fund. This is referred to as “buying a dividend.”
When you sell Fund shares, you generally will realize a capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds you receive and your tax basis for the shares that you sell or exchange. Character and tax status of distributions will be available to shareholders after the close of each calendar year.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) earned by U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
If you do not provide your correct social security number or other taxpayer identification number, along with certifications required by the Internal Revenue Service (“IRS”), you may be subject to a backup withholding tax, currently at a rate of 24%, on any dividends and capital gain distributions, and any other payments to you. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty rate) on amounts treated as ordinary dividends or otherwise “withholdable payments” from a Fund, as discussed in more detail in the Funds’ Statement of Additional Information.
A Note on Wholly Owned Subsidiary Investments. One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code is that a Fund derive at least 90% of gross income from certain qualifying. Income and gains from direct investments by a Fund in commodity-related instruments generally would not be treated as qualifying income. The IRS has issued final regulations that generally treat a Fund’s income inclusion with respect to the Subsidiary as qualifying income if either (A) there is a current-year distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. Based upon these Treasury Regulations, income and gains derived from the Subsidiary are expected to constitute qualifying income.

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Shareholder and Account Policies

A Subsidiary generally will not be subject to U.S. federal income tax. A Subsidiary will, however, be considered a controlled foreign corporation, and the investing Fund will be treated as a “U.S. shareholder” of such Subsidiary. As a result, a Fund will be required to include in its annual income, income earned by the respective Subsidiary during the applicable year, whether or not such income is distributed by the Subsidiary. Furthermore, a Fund will be subject to the distribution requirement applicable to open-end management investment companies on such Subsidiary income, whether or not the Subsidiary actually makes a distribution to the Fund during the taxable year. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by the investing Fund, and such loss would not be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.
Future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS could limit the circumstances in which income and gains derived from a Subsidiary would be considered qualifying income under Subchapter M of the Internal Revenue Code or otherwise affect the character, timing and/or amount of a Fund’s taxable income or any gains and distributions made by a Fund.
If a Fund fails to qualify as a regulated investment company for any taxable year, such Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Additional Considerations Regarding REITs
The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of “noncash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital.
Because REITs do not provide information on the taxability of their distributions until after the calendar year end, a Fund investing in REITs may mail its tax statements to shareholders later than a Fund that does not make such investments.

Taxes on Creations and Redemptions of Creation Units
An authorized participant who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. An authorized participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Authorized participants exchanging securities for Creation Units or redeeming Creation Units should consult their own tax advisers with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units held as capital assets is generally treated as long-term capital gain or loss if the Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Shares (or securities surrendered) have been held for one year or less.
If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Cost Basis
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares subject to adjustments as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. The cost basis information for sale transactions is generally required to be reported to the IRS and the shareholders. You may elect to have one of several cost basis methods applied to your account and should consult with your tax adviser regarding your specific situation. You should contact your financial intermediary through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

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174

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. Total returns represent the rate that a shareholder would have earned/lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). On May 20, 2022, the Westfield Capital Dividend Growth Fund was reorganized into the Harbor Dividend Growth Leaders ETF. Information for the period prior to May 20, 2022 is that of the predecessor fund.
This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ most recent annual financial statements, which are available upon request. No financial highlights exist for Harbor Active Small Cap Growth ETF or Harbor AI Inflection Strategy ETF, which commenced operations after October 31, 2025.

Harbor Active Small Cap ETF
	Year Ended October 31, 2025	Period from August 28, 2024[a] through October 31, 2024
Net asset value beginning of period	$20.17	$19.59
Income from Investment Operations
Net investment income/(loss)[b]	0.13	0.01
Net realized and unrealized gain/(loss) on investments	0.68	0.57
Total from investment operations	0.81	0.58
Less Distributions
Dividends from net investment income	(0.03)	—
Distributions from net realized capital gains	(0.09)	—
Total distributions	(0.12)	—
Net asset value end of period	20.86	20.17
Net assets end of period (000s)	$21,902	$8,572
Ratios and Supplemental Data (%)
Total return	3.96%	2.96%[c]
Ratio of total expenses to average net assets	0.80	0.80[d]
Ratio of net investment income/(loss) to average net assets	0.60	0.12[d]
Portfolio turnover^	47	12[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

175

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Harbor Alpha Layering ETF (CONSOLIDATED)
Period from August 13, 2025[a] through October 31, 2025
Net asset value beginning of period	$30.00
Income from Investment Operations
Net investment income/(loss)[b]	0.12
Net realized and unrealized gain/(loss) on investments	3.01
Total from investment operations	3.13
Net asset value end of period	33.13
Net assets end of period (000s)	$4,142
Ratios and Supplemental Data (%)
Total return	10.43%[c]
Ratio of total expenses to average net assets	0.69[d]
Ratio of net investment income/(loss) to average net assets	1.72[d]
Portfolio turnover^	20[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

176

◼●

Harbor AlphaEdge™ Large Cap Value ETF
	Year Ended October 31, 2025	Period from September 4, 2024[a] through October 31, 2024
Net asset value beginning of period	$20.62	$20.23
Income from Investment Operations
Net investment income/(loss)[b]	0.53	0.07
Net realized and unrealized gain/(loss) on investments	1.86	0.32
Total from investment operations	2.39	0.39
Less Distributions
Dividends from net investment income	(0.17)	—
Distributions from net realized capital gains	(0.02)	—
Total distributions	(0.19)	—
Net asset value end of period	22.82	20.62
Net assets end of period (000s)	$5,134	$2,062
Ratios and Supplemental Data (%)
Total return	11.67%	1.93%[c]
Ratio of total expenses to average net assets	0.25	0.25[d]
Ratio of net investment income/(loss) to average net assets	2.47	1.79[d]
Portfolio turnover^	105	12[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

177

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Harbor AlphaEdge™ Small Cap Earners ETF
	Year Ended October 31, 2025	Period from July 9, 2024[a] through October 31, 2024
Net asset value beginning of period	$32.57	$29.85
Income from Investment Operations
Net investment income/(loss)[b]	0.70	0.24
Net realized and unrealized gain/(loss) on investments	0.78	2.48
Total from investment operations	1.48	2.72
Less Distributions
Dividends from net investment income	(0.29)	—
Distributions from net realized capital gains	(0.48)	—
Total distributions	(0.77)	—
Net asset value end of period	33.28	32.57
Net assets end of period (000s)	$9,152	$6,515
Ratios and Supplemental Data (%)
Total return	4.65%	9.11%[c]
Ratio of total expenses to average net assets	0.29	0.29[d]
Ratio of net investment income/(loss) to average net assets	2.18	2.32[d]
Portfolio turnover^	49	17[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

178

◼●

HARBOR ARES SYSTEMATIC HIGH YIELD ETF (FORMERLY, HARBOR SCIENTIFIC ALPHA HIGH-YIELD ETF)
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Period from September 14, 2021[a] through October 31, 2021
Net asset value beginning of period	$45.84	$42.35	$42.50	$49.64	$50.00
Income from Investment Operations
Net investment income/(loss)[b]	3.27	3.47	3.35	2.34	1.70
Net realized and unrealized gain/(loss) on investments	0.24	3.44	(0.37)	(6.94)	(2.07)
Total from investment operations	3.51	6.91	2.98	(4.60)	(0.37)
Less Distributions
Dividends from net investment income	(3.27)	(3.42)	(3.13)	(2.53)	—
Distributions from net realized capital gains	—	—	—	(0.01)	—
Total distributions	(3.27)	(3.42)	(3.13)	(2.54)	—
Net asset value end of period	46.08	45.84	42.35	42.50	49.64
Net assets end of period (000s)	$163,063	$141,574	$107,938	$29,838	$34,844
Ratios and Supplemental Data (%)
Total return	8.01%	16.82%	7.08%	(9.49)%	(0.72)%[c]
Ratio of total expenses to average net assets	0.48	0.48	0.48	0.48	0.48[d]
Ratio of net investment income/(loss) to average net assets	7.19	7.70	7.72	5.13	3.42[d]
Portfolio turnover^	48	38	55	114	1[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

179

◼●

HARBOR ARES SYSTEMATIC MULTI-SECTOR INCOME ETF (FORMERLY, HARBOR SCIENTIFIC ALPHA INCOME ETF)
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Period from September 14, 2021[a] through October 31, 2021
Net asset value beginning of period	$43.76	$41.35	$41.88	$49.10	$50.00
Income from Investment Operations
Net investment income/(loss)[b]	2.63	2.87	2.55	1.42	1.00
Net realized and unrealized gain/(loss) on investments	0.67	2.12	(0.92)	(7.24)	(1.90)
Total from investment operations	3.30	4.99	1.63	(5.82)	(0.90)
Less Distributions
Dividends from net investment income	(2.66)	(2.58)	(2.16)	(1.40)	—
Total distributions	(2.66)	(2.58)	(2.16)	(1.40)	—
Net asset value end of period	44.40	43.76	41.35	41.88	49.10
Net assets end of period (000s)	$34,408	$33,911	$31,013	$29,314	$34,367
Ratios and Supplemental Data (%)
Total return	7.84%	12.36%	3.88%	(12.02)%	(1.80)%[c]
Ratio of total expenses to average net assets	0.50	0.50	0.50	0.50	0.50[d]
Ratio of net investment income/(loss) to average net assets	6.03	6.62	6.03	3.15	2.02[d]
Portfolio turnover^	59	42	63	124	—[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

180

◼●

Harbor Commodity All-Weather Strategy ETF (CONSOLIDATED)
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Period from February 9, 2022[a] through October 31, 2022
Net asset value beginning of period	$22.67	$22.74	$20.92	$20.00
Income from Investment Operations
Net investment income/(loss)[b]	0.80	1.03	0.78	0.04
Net realized and unrealized gain/(loss) on investments	3.58	0.42	1.18	0.88
Total from investment operations	4.38	1.45	1.96	0.92
Less Distributions
Dividends from net investment income	(0.73)	(1.52)	(0.14)	—
Total distributions	(0.73)	(1.52)	(0.14)	—
Net asset value end of period	26.32	22.67	22.74	20.92
Net assets end of period (000s)	$1,190,810	$245,352	$105,728	$63,807
Ratios and Supplemental Data (%)
Total return	19.98%	6.90%	9.40%	4.60%[c]
Ratio of total expenses to average net assets	0.68	0.68	0.68	0.68[d]
Ratio of net investment income/(loss) to average net assets	3.29	4.64	3.53	0.27[d]

a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

181

◼●

Harbor Disciplined Bond ETF
	Year Ended October 31, 2025	Period from May 1, 2024[a] through October 31, 2024
Net asset value beginning of period	$41.30	$40.00
Income from Investment Operations
Net investment income/(loss)[b]	2.01	0.98
Net realized and unrealized gain/(loss) on investments	0.54	1.06
Total from investment operations	2.55	2.04
Less Distributions
Dividends from net investment income	(2.01)	(0.74)
Distributions from net realized capital gains	(0.09)	—
Total distributions	(2.10)	(0.74)
Net asset value end of period	41.75	41.30
Net assets end of period (000s)	$36,535	$26,843
Ratios and Supplemental Data (%)
Total return	6.40%	5.11%[c]
Ratio of total expenses to average net assets	0.35	0.35[d]
Ratio of net investment income/(loss) to average net assets	4.90	4.72[d]
Portfolio turnover^	40	41[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

182

◼●

Harbor Dividend Growth Leaders ETF
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022[f]	Year Ended October 31, 2021
Net asset value beginning of period	$15.16	$11.98	$12.34	$16.50	$13.13
Income from Investment Operations
Net investment income/(loss)[b]	0.21	0.22	0.24	0.25[e]	0.19[e]
Net realized and unrealized gain/(loss) on investments	0.93	3.18	0.25	(1.28)	4.33
Total from investment operations	1.14	3.40	0.49	(1.03)	4.52
Less Distributions
Dividends from net investment income	(0.17)	(0.22)	(0.38)	(0.18)	(0.16)
Distributions from net realized capital gains	—	—	(0.47)	(2.95)	(0.99)
Total distributions	(0.17)	(0.22)	(0.85)	(3.13)	(1.15)
Net asset value end of period	16.13	15.16	11.98	12.34	16.50
Net assets end of period (000s)	$211,383	$278,272	$201,885	$141,675	$156,827
Ratios and Supplemental Data (%)
Total return	7.57%	28.47%	4.05%	(8.48)%+	36.30%+
Ratio of total expenses to average net assets	0.50	0.50	0.50	0.83	1.05
Ratio of net expenses to average net assets	0.50	0.50	0.50	0.76[e]	0.95[e]
Ratio of net investment income/(loss) to average net assets	1.36	1.53	1.93	1.86[e]	1.25[e]
Portfolio turnover^	81	58	71	78	62

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
+	The total return would have been lower had management fee not been waived during the period shown.
b	Amounts are based on average daily shares outstanding during the period.
e	Reflects the Advisor’s waiver, if any, of its management fee.
f	On May 20, 2022, the Westfield Capital Dividend Growth Fund was reorganized and converted from a mutual fund into Harbor Dividend Growth Leaders ETF.

183

◼●

Harbor Emerging Markets Equity ETF
Period from June 4, 2025[a] through October 31, 2025
Net asset value beginning of period	$20.00
Income from Investment Operations
Net investment income/(loss)[b]	0.24
Net realized and unrealized gain/(loss) on investments	3.50
Total from investment operations	3.74
Net asset value end of period	23.74
Net assets end of period (000s)	$5,936
Ratios and Supplemental Data (%)
Total return	18.70%[c]
Ratio of total expenses to average net assets	0.84[d]
Ratio of net investment income/(loss) to average net assets	2.65[d]
Portfolio turnover^	5[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

184

◼●

Harbor Emerging Markets Select ETF
Period from May 14, 2025[a] through October 31, 2025
Net asset value beginning of period	$20.00
Income from Investment Operations
Net investment income/(loss)[b]	0.10
Net realized and unrealized gain/(loss) on investments	2.81
Total from investment operations	2.91
Net asset value end of period	22.91
Net assets end of period (000s)	$9,738
Ratios and Supplemental Data (%)
Total return	14.55%[c]
Ratio of total expenses to average net assets	0.65[d]
Ratio of net investment income/(loss) to average net assets	0.98[d]
Portfolio turnover^	40[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

185

◼●

Harbor Health Care ETF
	Year Ended October 31, 2025	Year Ended October 31, 2024	Period from November 16, 2022[a] through October 31, 2023
Net asset value beginning of period	$26.51	$21.24	$19.86
Income from Investment Operations
Net investment income/(loss)[b]	(0.08)	0.04	(0.06)
Net realized and unrealized gain/(loss) on investments	3.67	5.69	1.44
Total from investment operations	3.59	5.73	1.38
Less Distributions
Dividends from net investment income	(0.10)	(0.16)	—
Distributions from net realized capital gains	(0.04)	(0.30)	—
Total distributions	(0.14)	(0.46)	—
Net asset value end of period	29.96	26.51	21.24
Net assets end of period (000s)	$20,972	$17,229	$4,249
Ratios and Supplemental Data (%)
Total return	13.60%	27.16%	6.97%[c]
Ratio of total expenses to average net assets	0.80	0.80	0.80[d]
Ratio of net investment income/(loss) to average net assets	(0.31)	0.14	(0.28)[d]
Portfolio turnover^	167	146	133[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

186

◼●

Harbor Human Capital Factor US Large Cap ETF
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Period from October 12, 2022[a] through October 31, 2022
Net asset value beginning of period	$34.73	$24.89	$21.78	$19.96
Income from Investment Operations
Net investment income/(loss)[b]	0.36	0.31	0.28	0.01
Net realized and unrealized gain/(loss) on investments	6.04	9.87	2.89	1.81
Total from investment operations	6.40	10.18	3.17	1.82
Less Distributions
Dividends from net investment income	(0.08)	(0.28)	(0.06)	—
Distributions from net realized capital gains	—	(0.06)	—*	—
Total distributions	(0.08)	(0.34)	(0.06)	—
Net asset value end of period	41.05	34.73	24.89	21.78
Net assets end of period (000s)	$439,200	$352,558	$247,646	$217,246
Ratios and Supplemental Data (%)
Total return	18.45%	41.23%	14.61%	9.12%[c]
Ratio of total expenses to average net assets	0.35	0.35	0.35	0.35[d]
Ratio of net investment income/(loss) to average net assets	0.98	1.01	1.17	0.98[d]
Portfolio turnover^	27	41	22	2[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
*	Less than $0.01
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

187

◼●

Harbor Human Capital Factor US Small Cap ETF
	Year Ended October 31, 2025	Year Ended October 31, 2024	Period from April 12, 2023[a] through October 31, 2023
Net asset value beginning of period	$28.84	$22.61	$24.70
Income from Investment Operations
Net investment income/(loss)[b]	0.21	0.23	0.08
Net realized and unrealized gain/(loss) on investments	2.03	6.12	(2.17)
Total from investment operations	2.24	6.35	(2.09)
Less Distributions
Dividends from net investment income	(0.21)	(0.12)	—
Total distributions	(0.21)	(0.12)	—
Net asset value end of period	30.87	28.84	22.61
Net assets end of period (000s)	$140,462	$131,237	$102,865
Ratios and Supplemental Data (%)
Total return	7.81%	28.09%	(8.46)%[c]
Ratio of total expenses to average net assets	0.60	0.60	0.60[d]
Ratio of net investment income/(loss) to average net assets	0.73	0.85	0.60[d]
Portfolio turnover^	75	96	12[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

188

◼●

Harbor International Compounders ETF
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Period from September 7, 2022[a] through October 31, 2022
Net asset value beginning of period	$27.28	$22.44	$19.46	$19.89
Income from Investment Operations
Net investment income/(loss)[b]	0.42	0.29	0.27	0.02
Net realized and unrealized gain/(loss) on investments	2.77	4.72	2.73	(0.45)
Total from investment operations	3.19	5.01	3.00	(0.43)
Less Distributions
Dividends from net investment income	(0.13)	(0.17)	(0.02)	—
Total distributions	(0.13)	(0.17)	(0.02)	—
Net asset value end of period	30.34	27.28	22.44	19.46
Net assets end of period (000s)	$536,299	$234,642	$20,753	$6,324
Ratios and Supplemental Data (%)
Total return	11.79%	22.37%	15.44%	(2.16)%[c]
Ratio of total expenses to average net assets	0.55	0.55	0.55	0.55[d]
Ratio of net investment income/(loss) to average net assets	1.49	1.05	1.12	0.57[d]
Portfolio turnover^	23	3	17	1[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

189

◼●

Harbor International Equity ETF
Period from June 4, 2025[a] through October 31, 2025
Net asset value beginning of period	$20.00
Income from Investment Operations
Net investment income/(loss)[b]	0.08
Net realized and unrealized gain/(loss) on investments	2.31
Total from investment operations	2.39
Net asset value end of period	22.39
Net assets end of period (000s)	$6,157
Ratios and Supplemental Data (%)
Total return	11.95%[c]
Ratio of total expenses to average net assets	0.80[d]
Ratio of net investment income/(loss) to average net assets	0.87[d]
Portfolio turnover^	3[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

190

◼●

Harbor Long-Short Equity ETF
	Year Ended October 31, 2025	Period from December 4, 2023[a] through October 31, 2024
Net asset value beginning of period	$27.94	$24.55
Income from Investment Operations
Net investment income/(loss)[b]	0.54	(0.05)
Net realized and unrealized gain/(loss) on investments	0.22	3.44
Total from investment operations	0.76	3.39
Net asset value end of period	28.70	27.94
Net assets end of period (000s)	$20,089	$22,355
Ratios and Supplemental Data (%)
Total return	2.72%	13.81%[c]
Ratio of total expenses to average net assets	2.28	1.98[d]
Ratio of total expenses excluding dividend and interest expense to average net assets	1.20	1.20[d]
Ratio of net investment income/(loss) to average net assets	1.90	(0.19)[d]
Portfolio turnover^	308	194[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

191

◼●

Harbor Long-Term Growers ETF
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Period from February 2, 2022[a] through October 31, 2022
Net asset value beginning of period	$25.59	$17.59	$14.45	$19.32
Income from Investment Operations
Net investment income/(loss)[b]	(0.02)	(0.01)	0.01	—*
Net realized and unrealized gain/(loss) on investments	6.70	8.02	3.14	(4.87)
Total from investment operations	6.68	8.01	3.15	(4.87)
Less Distributions
Dividends from net investment income	—	(0.01)	(0.01)	—
Total distributions	—	(0.01)	(0.01)	—
Net asset value end of period	32.27	25.59	17.59	14.45
Net assets end of period (000s)	$1,101,315	$585,312	$184,291	$78,726
Ratios and Supplemental Data (%)
Total return	26.10%	45.57%	21.82%	(25.22)%[c]
Ratio of total expenses to average net assets	0.57	0.57	0.57	0.57[d]
Ratio of net investment income/(loss) to average net assets	(0.07)	(0.05)	0.05	0.03[d]
Portfolio turnover^	52	53	49	24[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
*	Less than $0.01
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

192

◼●

Harbor Mid Cap Core ETF
Period from May 1, 2025[a] through October 31, 2025
Net asset value beginning of period	$19.81
Income from Investment Operations
Net investment income/(loss)[b]	0.08
Net realized and unrealized gain/(loss) on investments	2.40
Total from investment operations	2.48
Net asset value end of period	22.29
Net assets end of period (000s)	$3,900
Ratios and Supplemental Data (%)
Total return	12.52%[c]
Ratio of total expenses to average net assets	0.88[d]
Ratio of net investment income/(loss) to average net assets	0.69[d]
Portfolio turnover^	7[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

193

◼●

Harbor Mid Cap Value ETF
Period from May 1, 2025[a] through October 31, 2025
Net asset value beginning of period	$19.70
Income from Investment Operations
Net investment income/(loss)[b]	0.10
Net realized and unrealized gain/(loss) on investments	2.17
Total from investment operations	2.27
Net asset value end of period	21.97
Net assets end of period (000s)	$3,844
Ratios and Supplemental Data (%)
Total return	11.52%[c]
Ratio of total expenses to average net assets	0.88[d]
Ratio of net investment income/(loss) to average net assets	0.87[d]
Portfolio turnover^	5[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

194

◼●

Harbor Multi-Asset Explorer ETF (CONSOLIDATED)
	Year Ended October 31, 2025	Year Ended October 31, 2024	Period from September 13, 2023[a] through October 31, 2023
Net asset value beginning of period	$23.19	$19.05	$19.99
Income from Investment Operations
Net investment income/(loss)[b,g]	0.39	0.66	0.03
Net realized and unrealized gain/(loss) on investments	3.59	4.05	(0.97)
Total from investment operations	3.98	4.71	(0.94)
Less Distributions
Dividends from net investment income	(0.26)	(0.57)	—
Distributions from net realized capital gains	(0.29)	—	—
Total distributions	(0.55)	(0.57)	—
Net asset value end of period	26.62	23.19	19.05
Net assets end of period (000s)	$7,987	$4,639	$3,334
Ratios and Supplemental Data (%)
Total return	17.55%	25.14%	(4.70)%[c]
Ratio of total expenses to average net assets[g]	0.70	0.70	0.70[d]
Ratio of net investment income/(loss) to average net assets[g]	1.60	3.04	1.03[d]
Portfolio turnover^	155	136	125[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized
g
The per share net investment income/(loss) and the ratios of income and expenses to average net assets represents the expenses paid by the Fund but does not include the acquired fund fees and expenses from the underlying funds.

195

◼●

Harbor Osmosis Emerging Markets Resource Efficient ETF
Period from December 18, 2024[a] through October 31, 2025
Net asset value beginning of period	$20.00
Income from Investment Operations
Net investment income/(loss)[b]	0.59
Net realized and unrealized gain/(loss) on investments	3.80
Total from investment operations	4.39
Net asset value end of period	24.39
Net assets end of period (000s)	$126,207
Ratios and Supplemental Data (%)
Total return	21.95%[c]
Ratio of total expenses to average net assets	0.69[d]
Ratio of net investment income/(loss) to average net assets	3.04[d]
Portfolio turnover^	123[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

196

◼●

Harbor Osmosis International Resource Efficient ETF
Period from December 11, 2024[a] through October 31, 2025
Net asset value beginning of period	$19.63
Income from Investment Operations
Net investment income/(loss)[b]	0.49
Net realized and unrealized gain/(loss) on investments	4.09
Total from investment operations	4.58
Net asset value end of period	24.21
Net assets end of period (000s)	$134,375
Ratios and Supplemental Data (%)
Total return	23.33%[c]
Ratio of total expenses to average net assets	0.55[d]
Ratio of net investment income/(loss) to average net assets	2.54[d]
Portfolio turnover^	52[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

197

◼●

Harbor PanAgora Dynamic Large Cap Core ETF
	Year Ended October 31, 2025	Period from October 9, 2024[a] through October 31, 2024
Net asset value beginning of period	$19.83	$20.14
Income from Investment Operations
Net investment income/(loss)[b]	0.16	(—)*
Net realized and unrealized gain/(loss) on investments	4.47	(0.31)
Total from investment operations	4.63	(0.31)
Less Distributions
Dividends from net investment income	(0.03)	—
Total distributions	(0.03)	—
Net asset value end of period	24.43	19.83
Net assets end of period (000s)	$623,670	$5,453
Ratios and Supplemental Data (%)
Total return	23.40%	(1.54)%[c]
Ratio of total expenses to average net assets	0.35	0.35[d]
Ratio of net investment income/(loss) to average net assets	0.68	(0.13)[d]
Portfolio turnover^	53	—[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
*	Less than $0.01
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

198

◼●

Harbor SMID Cap Core ETF
Period from May 1, 2025[a] through October 31, 2025
Net asset value beginning of period	$19.82
Income from Investment Operations
Net investment income/(loss)[b]	0.06
Net realized and unrealized gain/(loss) on investments	2.50
Total from investment operations	2.56
Net asset value end of period	22.38
Net assets end of period (000s)	$3,358
Ratios and Supplemental Data (%)
Total return	12.92%[c]
Ratio of total expenses to average net assets	0.88[d]
Ratio of net investment income/(loss) to average net assets	0.58[d]
Portfolio turnover^	6[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

199

◼●

Harbor SMID Cap Value ETF
Period from May 1, 2025[a] through October 31, 2025
Net asset value beginning of period	$19.82
Income from Investment Operations
Net investment income/(loss)[b]	0.08
Net realized and unrealized gain/(loss) on investments	3.81
Total from investment operations	3.89
Net asset value end of period	23.71
Net assets end of period (000s)	$4,149
Ratios and Supplemental Data (%)
Total return	19.63%[c]
Ratio of total expenses to average net assets	0.88[d]
Ratio of net investment income/(loss) to average net assets	0.69[d]
Portfolio turnover^	9[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

200

◼●

Harbor Transformative Technologies ETF
Period from April 16, 2025[a] through October 31, 2025
Net asset value beginning of period	$19.54
Income from Investment Operations
Net investment income/(loss)[b]	(0.04)
Net realized and unrealized gain/(loss) on investments	9.99
Total from investment operations	9.95
Net asset value end of period	29.49
Net assets end of period (000s)	$5,899
Ratios and Supplemental Data (%)
Total return	50.92%[c]
Ratio of total expenses to average net assets	0.69[d]
Ratio of net investment income/(loss) to average net assets	(0.29)[d]
Portfolio turnover^	13[c]

^	Portfolio turnover rate excludes investments received or delivered from in-kind processing of creation unit purchases or redemptions.
a	Commencement of Operations
b	Amounts are based on average daily shares outstanding during the period.
c	Unannualized
d	Annualized

201

◼●

Fund Details

Other Harbor funds managed by the Advisor are offered by means of separate prospectuses. To obtain a prospectus for any of the Harbor funds visit our website at harborcapital.com or call 800-422-1050 during normal business hours.

CUSIP NUMBER	TICKER SYMBOL
HARBOR ETF TRUST
Harbor Active Small Cap ETF
41151J752	SMLL
Harbor Active Small Cap Growth ETF
41151J596	SGRW
Harbor AI Inflection Strategy ETF
41151J612	EPAI
Harbor Alpha Layering ETF
41151J620	HOLD
Harbor AlphaEdgeTM Large Cap Value ETF
41151J778	VLLU
Harbor AlphaEdgeTM Small Cap Earners ETF
41151J786	EBIT
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)
41151J109	SIHY
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)
41151J208	SIFI
Harbor Commodity All-Weather Strategy ETF
41151J505	HGER
Harbor Disciplined Bond ETF
41151J794	AGGS
Harbor Dividend Growth Leaders ETF
41151J703	GDIV
Harbor Emerging Markets Equity ETF
41151J695	EPEM
Harbor Emerging Markets Select ETF
41151J711	EMES
Harbor Health Care ETF
41151J869	MEDI
Harbor Human Capital Factor US Large Cap ETF
41151J877	HAPI
Harbor Human Capital Factor US Small Cap ETF
41151J851	HAPS
Harbor International Compounders ETF
41151J885	OSEA
Harbor International Equity ETF
41151J687	EPIN
Harbor Long-Short Equity ETF
41151J828	LSEQ
Harbor Long-Term Growers ETF
41151J406	WINN
Harbor Mid Cap Core ETF
41151J679	EPMB
Harbor Mid Cap Value ETF
41151J661	EPMV
Harbor Multi-Asset Explorer ETF
41151J836	MAPP
Harbor Osmosis Emerging Markets Resource Efficient ETF
41151J737	EFFE
Harbor Osmosis International Resource Efficient ETF
41151J729	EFFI

202

Fund Details

CUSIP NUMBER	TICKER SYMBOL
HARBOR ETF TRUST— continued
Harbor PanAgora Dynamic Large Cap Core ETF
41151J745	INFO
Harbor SMID Cap Core ETF
41151J653	EPSB
Harbor SMID Cap Value ETF
41151J646	EPSV
Harbor Transformative Technologies ETF
41151J638	TEC

Updates Available
For updates on the Funds following the end of each calendar quarter, please visit our website at harborcapital.com.

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204

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205

For more information
For investors who would like more information about the Funds, the following documents are available upon request:
Annual/Semi-Annual Shareholder Reports and Form N-CSRs
Additional information about each Fund’s investments is available in the Funds' annual and semi-annual reports to shareholders and in Form N-CSR. Each Fund’s annual shareholder report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about each Fund and is incorporated into this prospectus by reference and therefore is legally part of this prospectus.
This prospectus is not an offer to sell securities in places other than the United States, its territories, and those countries where shares of a Fund are registered for sale.
Investment Adviser
Harbor Capital Advisors, Inc.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
312-443-4400
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
484-320-6239
Shareholder Inquiries
P.O. Box 804660
Chicago, IL 60680-4108
800-422-1050
Obtain Documents
Free copies of the annual and semi-annual shareholder reports, the SAI, and other information, such as a Fund’s financial statements, are available:
harborcapital.com
800-422-1050
Harbor ETF Trust P.O. Box 804660 Chicago, IL 60680-4108
Investors may get text-only copies:
sec.gov
publicinfo@sec.gov (for a fee)
Trustees & Officers
Charles F. McCain
Chairman, President & Trustee
Anne F. Ackerley
Trustee
Scott M. Amero
Trustee
Donna J. Dean
Trustee
Robert Kasdin
Trustee
Kathryn L. Quirk
Trustee
Douglas J. Skinner
Trustee
Ann M. Spruill
Trustee
Landis Zimmerman
Trustee
Diana R. Podgorny
Chief Legal Officer and
Chief Compliance Officer

Howard M. Reich
Treasurer
Ryan L. Elve
Vice President and
AML Compliance Officer
Walt O. Breuninger
Vice President
Kristof M. Gleich
Vice President
Diane J. Johnson
Vice President
Lora A. Kmieciak
Vice President
Dana D. Steiner
Vice President
Meredyth A. Whitford-Schultz
Secretary
Meredith S. Dykstra
Assistant Secretary
Lana M. Lewandowski
Assistant Secretary

Investment Company Act File No. 811-23661
ETF.PRO.0326

111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborcapital.com

STATEMENT OF ADDITIONAL INFORMATION – March 1, 2026

Harbor ETF Trust (“Harbor” or the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and includes the following series (individually or collectively referred to as a “Fund” or the “Funds”):
Fund	Principal U.S. Listing Exchange	Ticker
Harbor Active Small Cap ETF	NYSE Arca, Inc.	SMLL
Harbor Active Small Cap Growth ETF	NYSE Arca, Inc.	SGRW
Harbor AI Inflection Strategy ETF	NYSE Arca, Inc.	EPAI
Harbor Alpha Layering ETF	NYSE Arca, Inc.	HOLD
Harbor AlphaEdgeTM Large Cap Value ETF	NYSE Arca, Inc.	VLLU
Harbor AlphaEdgeTM Small Cap Earners ETF	NYSE Arca, Inc.	EBIT
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)	NYSE Arca, Inc.	SIHY
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	NYSE Arca, Inc.	SIFI
Harbor Commodity All-Weather Strategy ETF	NYSE	HGER
Harbor Disciplined Bond ETF	NYSE Arca, Inc.	AGGS
Harbor Dividend Growth Leaders ETF	NYSE	GDIV
Harbor Emerging Markets Equity ETF	NYSE Arca, Inc.	EPEM
Harbor Emerging Markets Select ETF	NYSE Arca, Inc.	EMES
Harbor Health Care ETF	NYSE Arca, Inc.	MEDI
Harbor Human Capital Factor US Large Cap ETF	NYSE Arca, Inc.	HAPI
Harbor Human Capital Factor US Small Cap ETF	NYSE Arca, Inc.	HAPS
Harbor International Compounders ETF	NYSE Arca, Inc.	OSEA
Harbor International Equity ETF	NYSE Arca, Inc.	EPIN
Harbor Long-Short Equity ETF	NYSE Arca, Inc.	LSEQ
Harbor Long-Term Growers ETF	NYSE	WINN
Harbor Mid Cap Core ETF	NYSE Arca, Inc.	EPMB
Harbor Mid Cap Value ETF	NYSE Arca, Inc.	EPMV
Harbor Multi-Asset Explorer ETF	NYSE Arca, Inc.	MAPP
Harbor Osmosis Emerging Markets Resource Efficient ETF	NYSE Arca, Inc.	EFFE
Harbor Osmosis International Resource Efficient ETF	NYSE Arca, Inc.	EFFI
Harbor PanAgora Dynamic Large Cap Core ETF	NYSE	INFO
Harbor SMID Cap Core ETF	NYSE Arca, Inc.	EPSB
Harbor SMID Cap Value ETF	NYSE Arca, Inc.	EPSV
Harbor Transformative Technologies ETF	NYSE Arca, Inc.	TEC
Additional funds may be created by the Trust’s Board of Trustees (the “Board of Trustees” or the “Trustees”) from time to time. Harbor Capital Advisors, Inc. (the “Advisor”) serves as investment adviser with respect to the Funds, and may employ one or more subadvisors (each, a “Subadvisor”), in managing the Funds, as described in the applicable prospectus.
This Statement of Additional Information is not a prospectus, but provides additional information that should be read in conjunction with the Prospectus of the Funds dated March 1, 2026, as amended or supplemented from time to time. Additional information about each Fund’s investments is available at harborcapital.com or in the respective Fund’s Annual and Semi-Annual reports to shareholders and in Form N-CSR (when available). Investors can obtain free copies of the Prospectus and the Statement of Additional Information, the Annual and Semi-Annual Reports (when available) and other documents containing the Funds’ audited financial statements (when available), request other information and discuss their questions about the Funds by calling 800-422-1050, by writing to Harbor ETF Trust at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 or by visiting our website at harborcapital.com. The financial statements of the Funds (except as noted below) as of and for the period ended October 31, 2025 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information. No audited financial statements exist for Harbor Active Small Cap Growth ETF or Harbor AI Inflection Strategy ETF, which had not commenced operations as of October 31, 2025.

ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

Each Fund is an exchange-traded fund that issues and redeems shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are issued in exchange for portfolio securities and/or cash. Shares are listed and traded on an exchange. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and in exchange for portfolio securities and/or cash. Shareholders who are not Authorized Participants (as defined herein), therefore, will not be able to purchase or redeem shares directly with or from a Fund. Instead, most shareholders who are not Authorized Participants will buy and sell shares in the secondary market through a broker.
Each Fund is an open-end, management investment company with an investment objective that it pursues through the investment policies and techniques described in the Prospectus and below. The following discussion elaborates on the presentation of certain of the investment policies contained in the Prospectus. Each Fund is diversified, except for Harbor Active Small Cap ETF, Harbor AI Inflection Strategy ETF, Harbor Alpha Layering ETF, Harbor Commodity All-Weather Strategy ETF, Harbor Emerging Markets Select ETF, Harbor Health Care ETF, Harbor International Compounders ETF, Harbor Long-Term Growers ETF, Harbor PanAgora Dynamic Large Cap Core ETF and Harbor Transformative Technologies ETF, which are non-diversified.

1

Investment Policies

	Harbor Active Small Cap ETF	Harbor Active Small Cap Growth ETF	Harbor AI Inflection Strategy ETF	Harbor Alpha Layering ETF	Harbor AlphaEdgeTM Large Cap Value ETF
Asset Classes
Cash Equivalents	✓	✓	✓	✓	✓
Commodities-Related Investments				✓
Equity and Equity-Related Securities	✓	✓	✓	✓	✓
Fixed Income Securities	✓	✓	✓	✓	✓
Derivative Instruments
Derivative Instruments	✓	✓	✓	✓	✓
Transactions Involving Foreign Markets
Foreign Securities	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓
Additional Strategies and Techniques
80% Investment Policy	✓	✓	✓		✓
Borrowing	✓	✓	✓	✓	✓
ESG Considerations	✓	✓	✓		✓
Event-Linked Exposure				✓
Forward Commitments and When-Issued Securities	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓
Investments in Wholly Owned Subsidiary				✓
Non-Diversified Status	✓		✓	✓
Restricted Securities	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓
Temporary Defensive Positions	✓	✓	✓	✓
Additional Operational and Regulatory Considerations
Commodity Pool Operator Status	✓	✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓
Exchange Listing and Trading	✓	✓	✓	✓	✓
Liquidation of Funds	✓	✓	✓	✓	✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓

2

Investment Policies

	Harbor AlphaEdgeTM Small Cap Earners ETF	Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)	Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	Harbor Commodity All-Weather Strategy ETF	Harbor Disciplined Bond ETF	Harbor Dividend Growth Leaders ETF
Asset Classes
Cash Equivalents	✓	✓	✓	✓	✓	✓
Commodities-Related Investments				✓
Equity and Equity-Related Securities	✓	✓	✓	✓	✓	✓
Fixed Income Securities	✓	✓	✓	✓	✓	✓
Derivative Instruments
Derivative Instruments	✓	✓	✓	✓	✓	✓
Transactions Involving Foreign Markets
Foreign Securities	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Additional Strategies and Techniques
80% Investment Policy	✓	✓			✓	✓
Borrowing	✓	✓	✓	✓	✓	✓
ESG Considerations	✓	✓	✓	✓	✓	✓
Event-Linked Exposure		✓	✓		✓
Forward Commitments and When-Issued Securities	✓	✓	✓		✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Investments in Wholly Owned Subsidiary				✓
Non-Diversified Status				✓
Restricted Securities	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓	✓
Temporary Defensive Positions		✓	✓	✓	✓	✓
Additional Operational and Regulatory Considerations
Commodity Pool Operator Status	✓	✓	✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓	✓
Exchange Listing and Trading	✓	✓	✓	✓	✓	✓
Liquidation of Funds	✓	✓	✓	✓	✓	✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓	✓

3

Investment Policies

	Harbor Emerging Markets Equity ETF	Harbor Emerging Markets Select ETF	Harbor Health Care ETF	Harbor Human Capital Factor US Large Cap ETF	Harbor Human Capital Factor US Small Cap ETF	Harbor International Compounders ETF
Asset Classes
Cash Equivalents	✓	✓	✓	✓	✓	✓
Commodities-Related Investments
Equity and Equity-Related Securities	✓	✓	✓	✓	✓	✓
Fixed Income Securities	✓	✓	✓	✓	✓	✓
Derivative Instruments
Derivative Instruments	✓	✓	✓	✓	✓	✓
Transactions Involving Foreign Markets
Foreign Securities	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Additional Strategies and Techniques
80% Investment Policy	✓	✓	✓	✓	✓
Borrowing	✓	✓	✓	✓	✓	✓
ESG Considerations	✓	✓	✓	✓	✓	✓
Event-Linked Exposure
Forward Commitments and When-Issued Securities	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Investments in Wholly Owned Subsidiary
Non-Diversified Status		✓	✓			✓
Restricted Securities	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓	✓
Temporary Defensive Positions	✓	✓	✓			✓
Additional Operational and Regulatory Considerations
Commodity Pool Operator Status	✓	✓	✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓	✓
Exchange Listing and Trading	✓	✓	✓	✓	✓	✓
Liquidation of Funds	✓	✓	✓	✓	✓	✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓	✓

4

Investment Policies

	Harbor International Equity ETF	Harbor Long-Short Equity ETF	Harbor Long-Term Growers ETF	Harbor Mid Cap Core ETF	Harbor Mid Cap Value ETF	Harbor Multi-Asset Explorer ETF
Asset Classes
Cash Equivalents	✓	✓	✓	✓	✓	✓
Commodities-Related Investments						✓
Equity and Equity-Related Securities	✓	✓	✓	✓	✓	✓
Fixed Income Securities	✓	✓	✓	✓	✓	✓
Derivative Instruments
Derivative Instruments	✓	✓	✓	✓	✓	✓
Transactions Involving Foreign Markets
Foreign Securities	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Additional Strategies and Techniques
80% Investment Policy	✓	✓		✓	✓
Borrowing	✓	✓	✓	✓	✓	✓
ESG Considerations	✓	✓	✓	✓	✓	✓
Event-Linked Exposure						✓
Forward Commitments and When-Issued Securities	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Investments in Wholly Owned Subsidiary						✓
Non-Diversified Status			✓
Restricted Securities	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓	✓
Temporary Defensive Positions	✓	✓	✓	✓	✓	✓
Additional Operational and Regulatory Considerations
Commodity Pool Operator Status	✓	✓	✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓	✓
Exchange Listing and Trading	✓	✓	✓	✓	✓	✓
Liquidation of Funds	✓	✓	✓	✓	✓	✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓	✓

5

Investment Policies

	Harbor Osmosis Emerging Markets Resource Efficient ETF	Harbor Osmosis International Resource Efficient ETF	Harbor PanAgora Dynamic Large Cap Core ETF	Harbor SMID Cap Core ETF	Harbor SMID Cap Value ETF	Harbor Transformative Technologies ETF
Asset Classes
Cash Equivalents	✓	✓	✓	✓	✓	✓
Commodities-Related Investments
Equity and Equity-Related Securities	✓	✓	✓	✓	✓	✓
Fixed Income Securities	✓	✓	✓	✓	✓	✓
Derivative Instruments
Derivative Instruments	✓	✓	✓	✓	✓	✓
Transactions Involving Foreign Markets
Foreign Securities	✓	✓	✓	✓	✓	✓
Foreign Currency Transactions	✓	✓	✓	✓	✓	✓
Additional Strategies and Techniques
80% Investment Policy	✓		✓	✓	✓	✓
Borrowing	✓	✓	✓	✓	✓	✓
ESG Considerations	✓	✓	✓	✓	✓	✓
Event-Linked Exposure
Forward Commitments and When-Issued Securities	✓	✓	✓	✓	✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Investments in Other Investment Companies	✓	✓	✓	✓	✓	✓
Investments in Wholly Owned Subsidiary
Non-Diversified Status			✓			✓
Restricted Securities	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓	✓
Temporary Defensive Positions	✓	✓	✓	✓	✓	✓
Additional Operational and Regulatory Considerations
Commodity Pool Operator Status	✓	✓	✓	✓	✓	✓
Cybersecurity Risks	✓	✓	✓	✓	✓	✓
Exchange Listing and Trading	✓	✓	✓	✓	✓	✓
Liquidation of Funds	✓	✓	✓	✓	✓	✓
Regulatory Risk and Other Market Events	✓	✓	✓	✓	✓	✓

6

Investment Policies

The investment policies below are applicable to each Fund as indicated in the preceding table. Unless otherwise noted, each Fund may make the types of investments, and is subject to the types of risks, described in each applicable investment policy. Harbor Multi-Asset Explorer ETF may have exposure to the instruments, techniques and risks described below either directly or indirectly through an investment in an underlying fund.

ASSET CLASSES
Cash Equivalents
Cash equivalents include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). The Fund may also invest in obligations of domestic and/or foreign banks, which include certificates of deposit, bankers’ acceptances and fixed time deposits. The Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation (“FDIC”). Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of further political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. government agency or instrumentality.
The Fund may also invest in commercial paper that at the date of investment is rated at least A-1 by S&P, P-1 by Moody’s or F-1 by Fitch Ratings or, if not rated, is issued or guaranteed as to payment of principal and interest by companies that at the date of investment have an outstanding debt issue rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings; short-term corporate obligations that at the date of investment are rated AA or better by S&P or equivalently rated by Moody’s or Fitch Ratings, and other debt instruments, including unrated instruments, determined to be of comparable high quality and liquidity.
The Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

Commodities-Related Investments
The Fund may invest in securities and instruments linked to or backed by commodities, including commodity-linked derivatives, exchange-traded trusts and exchange-traded funds.
Exposure to commodities often involves higher volatility than traditional securities. Their value can fluctuate based on market trends, commodity index changes, interest rates, and industry-specific factors like supply and demand, weather, and global economic or political developments. These investments may also react to perceived instability in the economy, even if unwarranted. Rising interest rates may negatively impact commodity prices by increasing the cost of carrying or financing physical commodities. Events such as natural disasters, droughts, floods or pandemics can disrupt supply chains and affect commodity availability. Regulatory and political factors such as embargoes, tariffs, sanctions or changes in international trade agreements can impact supply and demand. Certain commodities or related instruments may lack active trading markets and sudden market closures or interruptions can prevent timely liquidation of investments. Shifts in commodity market regulations, including margin requirements or trading restrictions, could adversely affect investments. While commodities can diversify a portfolio due to low correlation with traditional assets, this benefit is not guaranteed. During periods of market stress, correlations may increase, reducing diversification advantages. Extraction, production, and use of commodities may face increasing scrutiny due to environmental and social concerns, potentially impacting prices or limiting investment opportunities.
To maintain its tax status as a regulated investment company (“RIC”) under Subchapter M of the Code, no more than 10% of the Fund’s gross income may come from “non-qualifying” sources, which include gains from sales of physical commodities (and certain derivatives tied to commodities). Complying with such limitations may require the Fund to hold or sell an investment or hold or sell other investments,

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even at a loss or when it would not otherwise do so for investment purposes. In addition, a Fund may avoid generating “non-qualifying” income by investing in shares of a “controlled foreign corporation” that in turn may hold commodities, commodity-linked derivatives or other commodity-related investments. Please see Investments in a Wholly Owned Subisidiary below for more information.
ADDITIONAL RISKS ASSOCIATED WITH COMMODITY DERIVATIVES
There are several additional risks associated with transactions in commodity futures contracts and other commodity derivatives.
Storage Risk. Unlike the financial derivatives markets, in certain commodity derivatives markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity derivative will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in a derivative on that commodity, the value of the derivative may change proportionately.
Reinvestment Risk. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Other Economic Factors. The commodities that underlie commodity derivatives may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Equities and Equity-Related Securities
Equity securities represent ownership in a company. Holders of equity securities have a claim on the company’s assets and earnings and may benefit from price appreciation and, in some cases, dividends. Investing in equity securities carries risks such as market volatility, company-specific challenges, and the potential for dividend cuts or dilution
COMMON STOCK
Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock. Common stock usually carries with it the right to vote and frequently, an exclusive right to do so.
PREFERRED STOCK
Preferred stock generally has a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or in additional shares of preferred stock at a defined rate. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions and generally carry no voting rights.
TRUST-PREFERRED SECURITIES
Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing

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subordinated debt to the trust in return for cash proceeds that are reflected on its balance sheet. The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities that are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital, while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of holders of other debt issued by the institution.
The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements. In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.
The risks associated with trust-preferred securities typically include the financial condition of the financial institution(s), as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt. If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund.
REAL-ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not generally taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Each of these types of investments is subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. For example, the value of securities of REITs may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. Real estate-related investments may entail leverage and may be highly volatile. Non-listed REITs entail additional risks.
Non-listed REITs are typically less financially stable than publicly traded REITs. Non-listed REITs are unlisted, making them hard to value and trade. Moreover, non-listed REITs generally are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), and, as such, are not subject to the same disclosure requirements as publicly traded REITs, which makes non-listed REITs more difficult to evaluate from an investment perspective.

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Nontraditional real estate carries additional risks. Income expectations may not be met, competitive new supply may emerge, and specialized property may be difficult to sell at its full expected value or require substantial investment before it can be adapted to an alternate use should its original purpose falter.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.
The Internal Revenue Code of 1986, as amended (the “Code”), requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of “noncash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to investors. Such a distribution is classified as a return of capital. Because REITs do not provide information on the taxability of their distributions until after the calendar year end, a fund investing in REITs may distribute its tax statements to shareholders later than a fund that does not make such investments.
RIGHTS AND WARRANTS
Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of rights and warrants have no voting rights, receive no dividends and have no ownership rights with respect to the assets of the issuer. The value of a right or warrant may not necessarily change with the value of the underlying securities. Rights and warrants cease to have value if they are not exercised prior to their expiration date. Investments in rights and warrants are thus speculative and may result in a total loss of the money invested.
Low Exercise Price Warrant (“LEPW’). LEPWs are used to seek to gain economic exposure to markets where holding an underlying security is not feasible. A LEPW is a type of warrant with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a LEPW effectively pays the full value of the underlying common stock at the outset. As in the case of any exercise of warrants, there may be a time delay between the time a holder of LEPWs gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.
Because of its low exercise price, a LEPW is virtually certain to be exercised and the value and performance of its intrinsic value is effectively identical to that of the underlying security. These features are designed to allow participation in the performance of a security where there are legal or financial obstacles to purchasing the underlying security directly. If the LEPW is cash-settled, the buyer profits to the same extent as with a direct holding in the underlying security, but without having to transact in it.
INITIAL PUBLIC OFFERINGS (“IPOs”)
The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on funds with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

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The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and, compared to their better-established, larger-cap peers, may be more vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.
SPECIAL PURPOSE ACQUISITION COMPANIES
Special Purpose Acquisition Company (“SPAC”). A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders (unless such shareholders approve alternative arrangements), less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments; (iii) the Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction or the Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Fund may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which the Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) the Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
PARTNERSHIP SECURITIES
Partnership securities include securities issued by publicly traded partnerships, master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities may be publicly traded on stock exchanges or markets such as the New York Stock Exchange (“NYSE”), the NYSE Alternext US LLC (“NYSE Alternext”) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally, PTPs/MLPs are operated under the supervision of one or

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more managing partners or members. Limited partners, unit holders, or members (such as the Fund, if it invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly-traded firms that may be taxed as corporations). For tax purposes, limited partners, unit holders, or members may be allocated taxable income with respect to only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit or share holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Investors in a partnership or limited liability company may have fewer protections under state law than investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns, including as a result of geopolitical events. Growth may be limited because most cash is paid out to limited partners, unit holders, or members rather than retained to finance growth. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be illiquid at times.
Partnership securities also include relatively illiquid securities issued by limited partnerships or limited liability companies that are not publicly traded. These securities, which may represent investments in certain areas such as real estate or private equity, may present many of the same risks of PTPs/MLPs. In addition, they may present other risks including higher management and distribution fees, uncertain cash flows, potential calls for additional capital, and very limited liquidity.
MARKET CAPITALIZATION
The market capitalizations of the companies in which the Fund invests may impact the volatility and returns of those investments. Subject to the principal investment strategy set forth in the Prospectus, the Fund’s allocation across or within different market capitalizations may vary based on market conditions.
Large capitalization companies may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities. Mid-capitalization companies may provide higher growth potential but may involve greater risk and volatility relative to larger companies.
Smaller companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and (iii) depend upon a limited or less experienced management group. The securities of smaller companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by the Fund of a smaller company’s securities in order to meet redemptions may require the Fund to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable. These risks are more significant in the context of smaller companies.

Fixed Income Securities
Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. The Fund’s Subadvisor and/or Advisor, as applicable, will consider both credit risk and market risk in making investment decisions for the Fund.

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CORPORATE DEBT SECURITIES
Corporate debt securities are bonds or notes issued by corporations to raise capital. These securities pay interest to investors at regular intervals and return the principal amount at maturity. Corporate debt can vary in terms of credit quality, duration, and yield.
U.S. GOVERNMENT SECURITIES
U.S. government securities include debt instruments issued by the U.S. Department of the Treasury to raise capital for government operations. Key types include:
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Treasury Bills (T-Bills): Short-term securities with maturities of one year or less, sold at a discount and redeemed at face value.
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Treasury Notes (T-Notes): Medium-term securities with maturities of 2 to 10 years, paying semi-annual interest.
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Treasury Bonds (T-Bonds): Long-term securities with maturities greater than 10 years, also paying semi-annual interest.
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Treasury Inflation-Protected Securities (TIPS): Bonds that adjust with inflation, providing protection against rising prices.
On August 5, 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, the S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by any actual or potential downgrade in the rating of U.S. long-term sovereign debt and such a downgrade may lead to increased interest rates and volatility. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. government will be unable to pay investors at maturity. Unsustainable debt levels could cause declines in currency valuations and prevent the U.S. government from implementing effective fiscal policy.
Securities, such as notes and bonds, are also issued by various agencies of the U.S. government and instrumentalities that have been established or sponsored by the U.S. government. Such securities, even those that are guaranteed by federal agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment.
The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. government corporation, is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities of Fannie Mae and Freddie Mac have more explicit U.S. government support. No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future of Fannie Mae and Freddie Mac is uncertain because Congress has been considering proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
In addition to securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, and FHFA, U.S. government securities include obligations of federal home loan banks and federal land banks, Federal Farm Credit Banks Consolidated Systemwide Bonds and Notes, securities issued or guaranteed as to principal or interest by Tennessee Valley Authority and other similar securities as may be interpreted from time to time.

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MUNICIPAL BONDS
Municipal bonds share the attributes of fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally also are revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.
The Fund may invest in municipal warrants, which are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). The Fund may invest in Residual Interest Bonds (“RIBs”), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs.
Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as information made available by corporations whose securities are publicly traded.
Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal bonds in the same manner.
The bankruptcy of a large city is rare, making its consequences difficult to predict. The Fund’s investments in securities affected by a city’s bankruptcy may decline in value and could reduce the Fund’s performance. In addition, difficulties in the municipal securities markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of municipal securities investment opportunities. The value of municipal securities may also be affected by uncertainties involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The secondary market for municipal bonds typically has been less liquid than that for taxable fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, municipal bonds rated below investment-grade (i.e., high-yield municipal bonds) may not be as liquid as higher-rated municipal bonds. Reduced liquidity in the secondary market may

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have an adverse impact on the market price of a municipal bond and on the Fund’s ability to sell a municipal bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio.
CONVERTIBLE SECURITIES
Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price’s decline. They generally pay less income than non-convertible bonds.
Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos (such as the Fund, in the event that it holds such an instrument) against the issuer with respect to or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a trigger, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
INFLATION-INDEXED SECURITIES
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also invest in other inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

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Therefore, if inflation was to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted by that government to reflect a comparable inflation index. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INTERNATIONAL DEBT SECURITIES
Sovereign Debt Obligations. Sovereign debt obligations, such as foreign government debt or foreign treasury bills, involve special risks that are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited or no recourse in the event of a default. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, to the extent it invests in such securities, may be more volatile than prices of debt obligations of U.S. issuers, and may result in illiquidity. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt. As a holder of government sovereign debt, the Fund may be requested to participate in the restructuring of sovereign indebtedness, including the rescheduling of debt payments and the extension of further loans to government debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
The recent global economic crisis brought several European economies close to bankruptcy and many other economies into recession and weakened the banking and financial sectors of many countries. For example, in the past several years the governments of countries in the European Union experienced large public budget deficits, the effects of which remain unknown and may slow the overall recovery of European economies from the recent global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Such assistance may require a country to implement reforms or reach a certain level of performance. If a country receiving assistance fails to reach certain objectives or receives an insufficient level of assistance it could cause a deep economic downturn and could significantly affect the value of the Fund’s investments in that country’s sovereign debt obligations.
Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by Nicholas P. Brady, former U.S. Secretary of the Treasury. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the

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U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by the Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.
ADDITIONAL CONSIDERATIONS WITH FIXED INCOME SECURITIES
VARIABLE AND FLOATING RATES
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.
CREDIT QUALITY
Credit quality in fixed-income investments refers to the issuer’s ability to meet its financial obligations, including paying interest and repaying principal. It is typically assessed through credit ratings assigned by ratings agencies, with higher indicating lower risk of default and lower ratings signaling higher risk.
Additional Risks Associated with Below Investment-Grade Fixed Income Securities
Below investment-grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment-grade standing. Below investment-grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as corporate developments, interest rate sensitivity, negative perceptions of the high-yield markets generally and limited secondary market liquidity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.
The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These below investment-grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the Fund’s fundamental analysis, may depress the prices for such securities.
Since investors generally perceive that there are greater risks associated with below investment-grade securities of the type in which the Fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility.
Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.
The risk of loss from default for the holders of high-yield, fixed income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

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The secondary market for high-yield, fixed income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher rated securities. In addition, the trading volume for high-yield, fixed income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the Fund’s ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value. A less liquid secondary market may also make it more difficult for the Fund to obtain precise valuations of the high-yield securities in its portfolio.
Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.
Below investment-grade or high-yield, fixed income securities also present risks based on payment expectations. High-yield, fixed income securities frequently contain “call” or “buy-back” features, which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. The Fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of below investment-grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicators of investment quality. Investments in below investment-grade and comparable unrated obligations will be more dependent on credit analysis by the Fund’s Subadvisor and/or Advisor, as applicable, than would be the case with investments in investment-grade debt obligations. The Subadvisor and/or Advisor, as applicable, employs their own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Subadvisor and/or Advisor, as applicable, monitors the investments in the Fund’s portfolio and evaluates whether to dispose of or to retain below investment-grade and comparable unrated securities whose credit ratings or credit quality may have changed. There can be no assurance that such analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers or reference obligors in its portfolio.
There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, the Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security’s maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to such accrued interest. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.
DURATION
Duration is a measure of average maturity that was developed to incorporate a bond’s yield, coupons, final maturity and call features into one measure. Duration can be one of the characteristics used in security selection for a fixed income fund. Please refer to the Prospectus for information about whether the Fund focuses on securities with a particular duration.
Most debt obligations provide interest (“coupon”) payments in addition to a final (“par”) payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a proxy for the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment and doesn’t take into account the pattern of the security’s payments prior to maturity. Duration is a measure of the average life of a fixed income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighing them by the present values of the cash to be received at each future

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point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
Generally speaking, if interest rates move up by 100 basis points, the value of a fixed income security with a five-year duration will decline by five points. If the fixed income security’s duration was three years, it would decline by three points; two years—two points; and so on. To the extent the Fund is invested in fixed income securities, the value of the Fund’s portfolio will decrease in a similar manner given the conditions illustrated above.
Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.
LOAN ORIGINATIONS, PARTICIPATIONS AND ASSIGNMENTS
The Fund may invest in loan originations, participations and assignments of portions of such loans. Additionally, the Fund may participate directly in lending syndicates to corporate borrowers. When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with the terms of the relevant credit agreement. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount. Participations, originations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Fund purchases a participation, it may be able to enforce its rights only through the lender and may assume the credit risk of the lender in addition to the borrower.
The Fund may purchase participations in commercial loans, which may be secured or unsecured. Loan participations typically represent direct participation in a loan owed by a corporate borrower, and generally are offered by banks, other financial institutions or lending syndicates. The Fund may participate in lending syndications, or can buy part of a loan, becoming a co-lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an offering bank or other financial intermediary. The participation interests in which the Fund invests may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the institutions that are parties to the loan agreement. Unless the Fund has direct recourse against the corporate borrower, under the terms of the loan or other indebtedness, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (i.e., an insurance company or governmental agency) similar risks may arise.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. As a result, the Fund may not receive money or payment to which it is entitled under the loan.

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The Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets, impose other obligations and/or release or transfer the specific collateral securing the loan. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments. In addition, to the extent a loan is modified or restructured (including, under certain circumstances, without the consent of, or upon the consent from less than 100% of, the holders of the loan), an investment in the loan may be materially and adversely affected. Under these circumstances, a Fund may incur expenses enforcing or defending its claims against the borrower and/or other debt holders and creditors.
Each Fund, in applying its investment restrictions, generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, and where the participation does not shift the direct debtor-creditor relationship with the corporate borrower to the Fund, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of applying diversification restrictions. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete and transactions in loans are typically subject to long settlement periods (often longer than seven days). Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund’s Subadvisor and/or Advisor, as applicable, believes to be a fair price and, as a result, the Fund’s ability to meet redemption obligations may be impaired. Thus, the Fund may be adversely affected by selling other, more liquid, investments at an unfavorable time and/or under unfavorable conditions, by having to engage in borrowing transactions, such as borrowing against a credit facility, or by taking other actions to raise cash to meet redemption obligations or pursue other investment opportunities. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. Nevertheless, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restrictions relating to the lending of funds or assets by the Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. In certain circumstances, loans may not be deemed to be securities. As a result, as an investor in such loans, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and any anti-fraud protections available under applicable state law. In the absence of definitive regulatory guidance, the Fund relies on the research of its Subadvisor and/or Advisor, as applicable, in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Delayed Funding and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

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The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans, and revolving credit facilities for which there is no readily available market, as illiquid for purposes of the limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.
REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with domestic or foreign banks or with any member firm of Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm that is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadvisor and/or Advisor, as applicable,. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment-grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment-grade (or the equivalent if unrated). In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.
The Fund may enter into reverse repurchase agreements with banks and broker-dealers to the extent permitted by the Fund’s restrictions on borrowing. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. The use of repurchasing agreements involves leverage. Leveraging may exaggerate the effect on the Fund’s net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund’s shares.
ASSET-BACKED SECURITIES
Asset-backed securities are financial instruments created by pooling a group of financial assets (such as loans, receivables, auto loans or mortgages) and issuing securities backed by the cash flows generated from those assets. Investors receive payments based on the performance of the underlying asset pool.
Collateralized Debt Obligations. Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a type of asset-backed security issued by a trust that is backed by a diversified pool of high risk, below investment-grade fixed income securities. A CLO is a type of asset-backed security issued by a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities and can be rated investment-grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, and aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may

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Securities — Continued
exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the 1933 Act. In addition to the normal risks associated with fixed income securities securities discussed elsewhere in this SAI and the Fund’s prospectus (i.e., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to, the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. These risks have recently led to actual defaults and market losses on CDOs known as “structured investment vehicles” or “SIVs.”
Mortgage-Backed Securities. A mortgage-backed security is a type of asset-backed security created by pooling together a group of mortgage loans and issuing securities that are backed by the payments made on those loans. Investors in mortgage-backed securities receive periodic payments based on the interest and principal payments from the underlying mortgages. Mortgage-backed securities can be classified into different types, such as residential (“RMBS”) and commercial (“CMBS”), depending on the type of mortgage loans backing them. The intervals at which payments of principal and interest are paid vary; some make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond) whereas others make payments of both principal and interest at a variety of intervals. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid.
Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans. Securities issued or guaranteed by entities such as Fannie Mae or Freddie Mac are not issued or guaranteed by the U.S. government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Holders of privately issued mortgage-backed securities are dependent on, yet may have limited access to information enabling them to evaluate, the competence and integrity of these private originators and institutions. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements, and the protection afforded by insurance or guarantees may be insufficient to cover all losses if underlying mortgage borrowers default at a greater than expected rate.
Mortgage-related securities without insurance or guarantees may be purchased if the Subadvisor and/or Advisor, as applicable, determines that the securities meet the Fund’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.

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Collateralized Mortgage Obligation (“CMO”). A CMO is a type of mortgage-backed security that divides the underlying mortgage pool into different tranches, each with varying levels of risk, return, and maturity. These tranches allow investors to select the level of risk they are comfortable with, with senior tranches receiving payments first and junior tranches paid later. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets, such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.
Real Estate Mortgage Investment Conduit (“REMIC”). A REMIC is a type of special purpose vehicle used to pool mortgage loans and issue multiple classes of securities backed by those mortgages. REMICs allow for the creation of various tranches with different risk and return profiles, similar to CMOs. The structure provides tax advantages by allowing the REMIC to pass income from the mortgage pool to investors without being taxed at the entity level. REMICs are commonly used in the securitization of both residential and commercial mortgage loans.
Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the Fund does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than the final distribution date.
Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Although the market for these securities is increasingly liquid, the relevant Subadvisor and/or the Advisor, as applicable, may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the Fund’s limitation on investments in illiquid securities. The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed income securities. The staff of the SEC considers privately issued SMBS to be illiquid.
Reverse Mortgage-Related Securities. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence. There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans.
Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae. Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.
Other. Other types of asset-backed securities may be developed in the future, and the Fund may invest in them if the Subadvisor and/or Advisor, as applicable, determines they are consistent with the Fund’s investment objectives and policies.

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Mortgage “Dollar Roll” Transactions. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. The Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.
RISK FACTORS ASSOCIATED WITH ASSET-BACKED SECURITIES
Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Changes in interest rates can impact the value of asset-backed securities, particularly if the securities have long maturities or are subject to prepayment. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In a rising interest rate environment, a declining prepayment rate will extend the average life of many asset-backed securities. This possibility is often referred to as extension risk. Extending the average life of an asset-backed security increases the risk of depreciation due to future increases in market interest rates. Prepayment rates are also influenced by a variety of economic, geographic, social and other factors and cannot be predicted with certainty.
Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in asset-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, asset-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.
Payments of principal and interest typically are supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.
Underlying borrowers may default on their loans, reducing the expected cash flows. Mortgage-related securities that are backed by pools of subprime mortgages are generally subject to a greater level of non-payment risk than mortgage-related securities that are not backed by pools of subprime mortgages. Subprime mortgages are loans made to borrowers with lower credit ratings and/or a shorter credit history and such borrowers are more likely to default on their obligations under the loan than more creditworthy borrowers. As a result, subprime mortgages underlying a mortgage-related security can experience a significant rate of non-payment. To the extent the Fund invests in mortgage-related securities backed by subprime mortgages, the Fund’s investment will be particularly susceptible to non-payment risk and the risks generally associated with investments in mortgage-related securities. Thus, the value of the Fund’s investment may be adversely affected by borrower non-payments, changes in interest rates, developments in the real estate market and other market and economic developments.
Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

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Securities — Continued
Some asset-backed securities may be illiquid or difficult to trade in secondary markets, especially if they are complex or have low ratings. The values of asset-backed securities may also change due to shifts in the market’s perception of issuers. In addition, changes in regulations or legal issues could affect the performance or structure of asset-backed securities. In addition, the servicer managing the underlying assets may fail to properly collect payments or manage the asset pool.
STRUCTURED PRODUCTS
Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.
Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund.
Credit-Linked Securities.Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon) value of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Structured Notes and Indexed Securities.Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may

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Securities — Continued
be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, each Fund’s Subadvisor and/or Advisor, as applicable, will analyze these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.
Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.
Equity-Linked Securities and Equity-Linked Notes. Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF) and Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)
 may invest a portion of their respective assets in equity-linked securities. Equity-linked securities are privately issued derivative securities that have a return component based on the performance of a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments.
An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. To the extent a Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.

DERIVATIVE INSTRUMENTS
Derivative Instruments
Derivative instruments are securities or contracts that provide for payments based on or “derived” from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract either entered into between two parties (unlike a stock or a bond) or traded on an exchange and subject to central clearing. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.
A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the expectations of the Subadvisor and/or Advisor, as applicable, will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the expectations of the Subadvisor and/or Advisor, as applicable, concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.
Derivative contracts include options, futures contracts and swap agreements. The principal risks associated with derivative instruments are:
■
Market Risk: The risk that the instrument will decline in value or that an alternative investment would have appreciated more, but this is similar to the risk of investing in conventional securities.
■
Leverage And Associated Price Volatility: Leverage causes increased volatility in the price of the derivative and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.
■
Counterparty Credit Risk: The use of an over-the-counter derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. For example, in an option contract, this involves the risk to the option buyer that the writer will not buy or sell the underlying asset as agreed. In general, counterparty risk can be reduced by having an organization with extremely good credit act as an intermediary between

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Continued
the two parties. Currently, some derivatives such as certain interest rate swaps and certain credit default index swaps are subject to central clearing. Central clearing is expected to reduce counterparty credit risk, but central clearing does not make derivatives risk-free.
■
Liquidity And Valuation Risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced generally with as much accuracy as conventional securities. Derivative instruments that are custom-designed to meet the specialized investment needs of a relatively narrow group of institutional investors, may be less liquid and more difficult to value. Derivatives also can create the risk that the Fund will need to make ongoing margin and settlement payments required under the transaction.
■
Correlation Risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.
■
Operational Risk: The risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error.
■
Legal Risk: The risk that there is insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a contract.
Rule 18f-4 prescribes parameters for the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund satisfies the limited derivatives users exception, but for portfolios subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with Rule 18f-4 regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the Investment Company Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, the Fund is permitted to enter into an unfunded commitment agreement if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
OPTIONS TRANSACTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Options Transactions. Options on currencies may be used for cross-hedging purposes and to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

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Continued
Writing Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.
The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.
The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.
Options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadvisor and/or Advisor, as applicable,. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses. Position limits adopted by the CFTC may limit the Fund’s ability to obtain indirect exposure to commodities through commodity futures contracts and related options or may increase the cost of such exposure.
Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts. The Fund may also purchase and write call and put options on futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies, commodities and commodity indices and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the CFTC.

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Derivative Instruments —
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A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments, currencies, commodities or indices for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions (same exchange, underlying security or index, and delivery months) that may result in a profit or a loss. While futures contracts on securities, currency or commodities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities, currency or commodities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date. The Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the Subadvisor and/or Advisor, as applicable, considers it appropriate or desirable to do so. In the event of adverse price movements, the Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the Subadvisor and/or Advisor, as applicable, would not otherwise elect to do so. In addition, the Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. A Fund that enters into commodity futures contracts may do so through the London Metal Exchange (“LME”). LME futures may be cash settled or physically settled. For the LME futures that are cash settled, both profits and losses (if any) are exchanged between the clearing corporation and members daily. However, for the LME futures that are physically settled, losses (if any) are realized daily between the clearing corporation and members, but profits (if any) are only realized at the end of the futures contract. As a result, LME physically settled futures are often referred to as “forwards” rather than futures.
Options On Futures Contracts. Except as noted above, the Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The writing and purchase of futures contracts and options on futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of futures contracts and options on futures depends in part on the ability of the Subadvisor and/or Advisor, as applicable, to predict future price fluctuations and, for hedging transactions, the degree of correlation between the futures contracts or options and the relevant securities or currency or other markets.
Transactions in futures contracts and options on futures involve brokerage costs and require margin deposits.
While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates, among other things, may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.
Perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve. In the event of an imperfect correlation between a futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

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There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded futures contract or option on a futures contract or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price.
The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Advisor and/or Subadvisor, as applicable, will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Fund, and the limits may constrain the ability of the Fund to use such contracts.
SWAPS, CAPS, FLOORS AND COLLARS
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF) and Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF) may enter into swaps, caps, floors, and collars for hedging purposes or to seek to increase total return. Harbor Commodity All-Weather Strategy ETF may enter into swaps, caps, floors and collars to seek to achieve its investment objective. For purposes of other investment policies and restrictions, the Fund may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Most types of over-the-counter swap agreements entered into by the Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under an over-the-counter swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Certain types of swaps are exchange-traded and subject to clearing. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
The Fund may from time to time combine swaps with options. Interest rate swaps involve the exchange of respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.
Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

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Each Fund may enter into swap transactions for the purpose of achieving the approximate economic equivalent of a purchase or sale of foreign equity securities (to the extent the investment policies for such fund otherwise permits it to purchase foreign equity securities) when the Fund is not able to purchase or sell foreign equity securities directly because of administrative or other similar restrictions, such as the need to establish an account with a local sub-custodian prior to purchase or sale, applicable to U.S. mutual funds in that local market.
The Fund may invest in loan originations, participations or assignments; mortgage- and asset-backed securities; options, futures contracts and options on futures contracts; foreign currency transactions; or other derivative instruments, to the extent permitted in the Fund’s prospectus or this Statement of Additional Information, notwithstanding that such securities and/or instruments may be considered swaps under the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Credit Default Swaps. Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF) and Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)
 may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation or the net cash-settlement amount. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value.
HEDGING AND OTHER STRATEGIES
The Fund will engage in futures and related options and other derivatives transactions either for bona fide hedging purposes or to seek to increase total return. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts or other derivatives. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts or other derivatives, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies or other currency derivatives.
The Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if, among other reasons, there is an established historical pattern of correlation between the two currencies.
When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the derivatives position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the derivatives position.
On other occasions, the Fund may take a “long” position by purchasing derivatives. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase derivatives as a substitute for transactions in securities, commodities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities or commodities market or currency.
HYBRID INSTRUMENTS
A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other

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economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Certain hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Position limits adopted by the CFTC may in the future limit the Fund’s ability to obtain indirect exposure to commodities through commodity-linked hybrid instruments or may increase the cost of such exposure.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the Investment Company Act.

TRANSACTIONS INVOLVING FOREIGN MARKETS
Foreign Securities
The Fund may invest in equity, debt, or other securities of foreign issuers. Generally, foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. The Fund’s Subadvisor and/or Advisor, as applicable, is responsible for determining whether a particular issuer would be considered a foreign market issuer.
RISKS ASSOCIATED WITH FOREIGN SECURITIES
Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities. Even though the securities are denominated in U.S. dollars, exchange rate changes may adversely affect the company’s operations or financial health.
Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S. Mail service between the U.S. and foreign countries may be slower or less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the U.S. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of the Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

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The U.S. government and governments of other countries may renegotiate some of their global trade relationships and could impose or threaten to impose significant tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could contribute to volatility or overall declines in the U.S. and global investment markets.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. An inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.
The Fund’s custodian has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund may invest to permit Fund assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act, which governs the establishment of foreign subcustodial arrangements for investment companies. The Fund’s subcustodial arrangements may be subject to certain risks including: (i) the inability to recover assets in the event of the subcustodian’s bankruptcy; (ii) legal restrictions on the ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of Fund assets; and (iv) difficulties in converting cash and cash equivalents to U.S. dollars. The Fund’s Subadvisor and/or Advisor, as applicable, has evaluated the political risk associated with an investment in a particular country.
Investing in securities of non-U.S. companies may entail additional risks, especially in emerging countries, due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested and the imposition of sanctions. Should one of these events occur, the Fund could lose its entire investment in any such country. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries, or in any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities that may currently exist. This is particularly true of emerging markets.
Certain countries in which the Fund may invest may have minority groups that advocate religious or revolutionary philosophies or support ethnic independence. Any action on the part of such individuals could carry the potential for destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.
Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Fund. Certain countries require governmental approval prior to foreign investments or limit the amount of foreign investment in a particular company or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.
Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
ADDITIONAL RISKS ASSOCIATED WITH EMERGING MARKETS
Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.
Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, would be heightened.

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In addition, unanticipated political or social developments may affect the values of the Fund’s investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the ability of the Subadvisor and/or Advisor, as applicable, to evaluate local companies or their potential impact on the Fund’s performance could be inhibited. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses.
In addition, the U.S. and other nations and international organizations may impose economic sanctions or take other actions that may adversely affect issuers located in certain countries. In particular, the U.S. and other countries have imposed economic sanctions on certain Russian individuals and corporate entities. The U.S. or other countries could also institute broader sanctions on Russia. Such sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s portfolio. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies located in certain countries, prohibiting the Fund from buying, selling or otherwise transacting in these investments. Countries subject to sanctions may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s portfolio and potentially disrupt its operations. Such events may have an adverse impact on the economies and debts of other emerging markets as well.
On June 3, 2021, President Biden issued Executive Order 14032 (the “Order”), entitled “Executive Order on Addressing the Threat From Securities Investments That Finance Certain Companies of the People’s Republic of China.” The Order restricts transactions in publicly traded securities, or any publicly traded securities that are derivative of, or are designed to provide investment exposure to such securities, of Chinese military industrial complex companies (“CMIC”) by any United States person. The scope and implementation of the sanctions may change as additional guidance is issued. The Fund could be adversely affected by these sanctions. In particular, the Fund may not be permitted to invest in a CMIC in which it otherwise might invest.
In addition, because of ongoing regional armed conflict in Europe, including an ongoing large-scale invasion of Ukraine by Russia that commenced in February 2022, Russia has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.
ACCESSING FOREIGN MARKETS
Depositary Receipts. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Non-Voting Depositary Receipts (“NVDRs”).
ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange, though may be traded over the counter. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities. GDRs are traded in markets outside the U.S. and are denominated in various currencies. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. EDRs are typically traded on European exchanges. NVDRs are trading instruments issued by the Thai NVDR Company Limited intended to simulate trading activity in the Thai stock market.

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Depositary receipts can be less expensive and more convenient than purchasing stocks in foreign markets. Risks associated with depositary receipts include liquidity risk as some depositary receipts may be thinly traded, currency risk due to fluctuations in exchange rates, issuer risk at the underlying company and custodial risk if the depositary bank fails to properly manage the underlying securities. They may also carry administrative fees, which are paid by the Fund.
Participatory Notes (“P-Notes”). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. P-Notes provide economic exposure to markets where holding an underlying security is not feasible. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity.
Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive the same voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investment in P-Notes.
Investing Through Stock Connect. The China-Hong Kong Stock Connect program (“Stock Connect”) is a mutual market access program that allows Chinese investors to trade securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Fund) to purchase certain Shanghai- and Shenzhen-listed securities through brokers in Hong Kong without obtaining a special license. Purchases of securities through Stock Connect are subject to a number of restrictions, including market-wide trading volume and market cap quota limitations. Although individual investment quotas do not apply, participants in Stock Connect are subject to daily and aggregate investment quotas, which could restrict the Fund’s ability to invest in eligible securities, such as China A-Shares (“Stock Connect Securities”).
Investments in Stock Connect Securities are generally subject to regulation by both Hong Kong and China and Shanghai Stock Exchange or Shenzhen Stock Exchange listing rules, which are subject to change by these regulators. Investors may not sell, purchase or transfer Stock Connect Securities except through Stock Connect. Regulators may suspend or terminate Stock Connect trading in certain circumstances, which may adversely affect the Fund’s ability to trade Stock Connect Securities. The Fund may also be prohibited from trading Stock Connect Securities during local holidays.
Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges. Although Chinese regulators have indicated that ultimate investors hold a beneficial interest in Stock Connect Securities, the Chinese law surrounding the rights of beneficial owners of securities and the legal mechanisms available to beneficial owners for enforcing their rights are underdeveloped and untested. As the law evolves, there is a risk that the Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses. Trading in Stock Connect Securities may be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities and may result in greater trading expenses borne by the Fund.
Variable Interest Entities. The Fund’s investments in emerging markets may also include investments in U.S.- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (“VIE”). Instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company, which are expected to provide the listed company with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China. By entering into contracts with the listed company that sells shares to U.S. investors, the China-based companies and/or related individuals/entities indirectly raise capital from U.S. investors without distributing ownership of the China-based companies to U.S. investors.

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Even though the listed company does not own any equity in the China-based company, the listed company expects to exercise power over and obtain economic rights from the China-based company based on the contractual arrangements. All or most of the value of an investment in these companies depends on the enforceability of the contracts between the listed company and the China-based VIE. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in Chinese law or practice, the listed company may lose control over the China-based company, and investments in the listed company’s securities may suffer significant economic losses.
The contractual arrangements permit the listed issuer to include the financial results of the China-based VIE as a consolidated subsidiary. The listed company often is organized in a jurisdiction other than the United States or China (e.g., the Cayman Islands), which likely will not have the same disclosure, reporting, and governance requirements as the United States.
Risks associated with such investments include the risk that the Chinese government could determine at any time and without notice that the underlying contractual arrangements on which control of the VIE is based violate Chinese law, which may result in a significant loss in the value of an investment in a listed company that uses a VIE structure; that a breach of the contractual agreements between the listed company and the China-based VIE (or its officers, directors, or Chinese equity owners) will likely be subject to Chinese law and jurisdiction, which raises questions about whether and how the listed company or its investors could seek recourse in the event of an adverse ruling as to its contractual rights; and that investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of investments of the listed company.

Foreign Securities – Foreign Currency Transactions
FOREIGN CURRENCY TRANSACTIONS
The value of investments in securities denominated in foreign currencies and the value of dividends and interest earned may be significantly affected by changes in currency exchange rates. Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Fund. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts to purchase or sell foreign currencies. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.
Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and commissions are not typically charged for trades. Although foreign exchange dealers do not generally charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF) and Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF) may enter into forward foreign currency exchange contracts for non-hedging purposes, such as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
A contract for the purchase or sale of a security denominated in a foreign currency may be entered into in order to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.
When the Subadvisor and/or Advisor, as applicable, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars that approximates the value of some or all of the relevant Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

36

Investment Policies

Foreign Securities –
Foreign Currency
Transactions — Continued
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF) and Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF) may engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund’s Advisor/Subadvisor determines, for example, that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Funds as a regulated investment company for tax purposes. The Funds may also purchase and sell forward contracts for non-hedging purposes when each Fund’s Subadvisor anticipates that the foreign currency will appreciate or depreciate in value but that securities in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.
When foreign currency exchange contracts are used for hedging purposes, the Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.
Transactions in forward contracts may be entered into only when deemed appropriate by the Subadvisor. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund may experience delays in the settlement of its foreign currency transactions.
Using forward contracts to protect the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.
While the Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Certain strategies could minimize the risk of loss due to a decline in the value of the hedged foreign currency, but they could also limit any potential gain that might result from an increase in the value of the currency. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
An issuer of fixed income securities purchased by a Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. The Funds may also invest in debt securities denominated in the European Currency Unit (“ECU”), which is a “basket” consisting of a specified amount, in the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Funds may invest in securities denominated in other currency “baskets.”
A Fund’s activities in foreign currency contracts, currency futures contracts and related options and currency options may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

ADDITIONAL STRATEGIES AND TECHNIQUES
80 Percent Investment Policy
The Fund is subject to an 80% investment policy, as set forth in its Prospectus. The Fund need not sell non-qualifying securities that appreciated in value in order to bring its investments in compliance with the 80% requirement. However, any future investments must be made in a manner to bring the Fund’s investments in compliance with the 80% requirement. This policy may be changed by the Fund upon 60 days’ notice to its shareholders.
The market value of derivatives that have economic characteristics similar to the investments included in the Fund’s 80% policy will be counted for purposes of the policy.

37

Investment Policies

Borrowing
Borrowing is permitted for temporary administrative or emergency purposes and this borrowing may be unsecured. Borrowing may exaggerate the effect on any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

ESG Considerations
The incorporation of environmental, social and/or governance (“ESG”) considerations in the investment process may cause the Subadvisor and/or Advisor, as applicable, to make different investments for the Fund than funds that have a similar investment universe and/or investment style but that do not incorporate such considerations in their investment strategy or processes. Additionally, the Fund’s relative investment performance may be affected depending on whether such investments are in or out of favor with the market.
The Subadvisor and/or Advisor, as applicable, is dependent on available information to assist in the ESG evaluation process, and, because there are few generally accepted standards to use in evaluation, the process employed for the Fund may differ from processes employed for other funds.
The Fund may seek to identify companies that reflect certain ESG considerations, but investors may differ in their views of what constitutes positive or negative ESG-related outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

Event-Linked Exposure
Event-linked exposure may be obtained by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose all or a portion of its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including, but not limited to, issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

Forward Commitments and When-Issued Securities
Securities may be purchased on a when-issued basis and purchased or sold on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if each Fund’s Subadvisor and/or Advisor, as applicable, deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under a delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

38

Investment Policies

Forward Commitments and
When-Issued Securities —
Continued
When-issued purchases and forward commitment transactions enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.
The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.
A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.
Recently finalized FINRA rules include mandatory margin requirements that will require a Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.

Illiquid Securities
The Fund will not invest more than 15% of its net assets in illiquid investments, as defined in Rule 22e-4 under the Investment Company Act. Fund investments will be considered illiquid if the Fund reasonably expects that such investments cannot be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market values of the investments. The Trust, on behalf of the Fund, has established a liquidity risk management program in accordance with Rule 22e-4 under the Investment Company Act, which provides for the assessment, management and periodic review of the Fund’s liquidity risk, the classification and monthly review of the Fund’s portfolio investments, the determination and periodic review of, and procedures to address a shortfall in, the Fund’s highly liquid investment minimum, if applicable, and limiting the Fund’s illiquid investments to 15% of the Fund’s net assets.
The Board of Trustees has adopted procedures for determining the liquidity of Fund investments that apply to the Fund. The Board of Trustees has delegated to the Advisor and Subadvisors the daily function of determining and monitoring the liquidity of Fund investments in accordance with procedures adopted by the Board of Trustees. The Board of Trustees retains oversight of the liquidity determination process.

Investments in Other Investment Companies
The Fund may invest in the securities of other investment companies, including shares of closed-end investment companies, business development companies, unit investment trusts and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of security. These investment companies often seek to perform in a similar fashion to a broad-based securities index. Such an investment may be the most practical or only manner in which a Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.
Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. In addition, these types of investments involve the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value but may also be traded in the secondary market.
The Fund may invest in two or more investment companies that do not make consistent investment decisions. One may buy the same security that another is selling. An investor in the Fund would indirectly bear the costs of both trades without achieving any investment purpose.

39

Investment Policies

Investments in Other
Investment Companies —
Continued
Investments by the Fund in shares of other investment companies are subject to the limitations of the Investment Company Act and the rules and regulations thereunder. However, pursuant to Rule 12d1-4, the Fund is permitted to invest in shares of certain investment companies beyond the limits contained in the Investment Company Act and the rules and regulations thereunder if the Fund complies with the adopted framework for fund of funds arrangements under the rule.
If shares of the Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the Investment Company Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act.

Investments in Wholly Owned Subsidiary
The Fund invests a portion of its assets in one or more wholly owned subsidiaries organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by Harbor Capital Advisors, Inc. and has the same investment strategy and generally will be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. However, the Subsidiary, unlike the Fund, may invest without limitation in exchange-traded products backed by or linked to physical commodities, commodity-linked swap agreements, and other commodity-linked derivative instruments. By investing in the Subsidiary, the Fund is exposed indirectly to the risks associated with the Subsidiary’s investments. The exchange-traded products, derivatives, and other investments held by the Subsidiary generally are similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.
Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code. The Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.
The Subsidiary is not registered under the Investment Company Act and, unless otherwise noted in the Prospectus and this Statement of Additional Information, is not subject to all of the investor protections of the Investment Company Act. However, the Subsidiary has adopted the same investment objective and substantially the same investment policies and restrictions as the Fund, except that the Subsidiary may invest without limit in commodity-linked instruments. In addition, the Fund wholly owns and controls the Subsidiary, and both the Fund and the Subsidiary have the same Advisor and Subadvisor. The Subsidiary also incurs administrative and compliance costs that are in turn borne by the Fund.
Because the Subsidiary is organized under the laws of the Cayman Islands, the Subsidiary is subject to the risk that changes in those laws could adversely affect the Subsidiary’s ability to operate in the manner described in the Prospectus and this Statement of Additional Information which, in turn, would adversely affect the Fund. Similarly, changes in the laws of the United States, including tax laws, could restrict the Fund’s ability to invest in the Subsidiary in such a manner and to such a degree that the Fund would no longer be able to gain sufficient exposure to the commodities market to implement its investment strategy.
The Fund and the Subsidiary are each subject to regulation by the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. The Advisor is registered as the commodity pool operator of the Fund and the Subsidiary under the Commodity Exchange Act, as amended, and the rules and regulations thereunder and is also subject to the rules and regulations of the CFTC and the National Futures Association.

Non-Diversified Status
A non-diversified Fund is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. Because the Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Pursuant to such requirements, the Fund must diversify its holdings so that, in general, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

40

Investment Policies

Restricted Securities
Restricted securities are securities acquired in an unregistered, private sale from the issuing company or from an affiliate of the issuer. Restricted securities would be required to be registered under the 1933 Act prior to distribution to the general public, but they may be eligible for resale to “qualified institutional buyers” under Rule 144A under the 1933 Act. It may be expensive or difficult for the Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Securities Lending
The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may be made only to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days’ notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisor to be of good standing, and when, in the judgment of the Advisor, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. If the Advisor decides to make securities loans, it is intended that the value of the securities loaned would not exceed 33⅓% of the value of the total assets of the Fund.

Short Sales
The Fund may engage in short sales of securities to: (i) offset potential declines in long positions in similar securities, (ii) increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.
When the Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
The Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

Temporary Defensive Positions
The Fund may temporarily depart from its normal investment policies and strategies when it is believed by the Subadvisor and/or Advisor, as applicable, that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange traded funds that are consistent with the Fund’s investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund is transitioning assets from one Subadvisor to another or receives large cash flows that it cannot prudently invest immediately.
In addition, the Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. In addition, each Fund, except those whose investment objective is to track an index, may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

41

Investment Policies

ADDITIONAL OPERATIONAL AND REGULATORY CONSIDERATIONS
Commodity Pool Operator Status
With respect to Harbor Alpha Layering ETF, Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF), Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF), Harbor Commodity All-Weather Strategy ETF and Harbor Multi-Asset Explorer ETF, the Advisor is registered as a “commodity pool operator” and each Subadvisor, as applicable, is registered as a “commodity trading advisor” under the Commodity Exchange Act, as amended (“CEA”) and each is a member of the National Futures Association.  However, the Advisor with respect to the other Funds, has filed a notice of eligibility with the National Futures Association to claim an exclusion from the definition of the term CPO under the CEA, and, therefore, the Advisor is not subject to registration or regulation as a CPO under the CEA and the rules thereunder with respect to such Funds. Because the Advisor intends to operate these Funds in a manner that would permit each to continue to remain eligible for the exclusion, each such Fund will be limited in its ability to use certain financial instruments regulated under the CEA, including futures contracts and options on futures contracts, which may adversely impact the Fund’s return. In the event the Advisor becomes unable to rely on the exclusion and operates such a Fund subject to CFTC regulation, the Fund may incur additional expenses.

Cybersecurity Risks
As the use of technology increases, the Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber attacks include, among other things, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data.
Cybersecurity breaches affecting the Fund, the Trust, the Advisor, the Subadvisor, if applicable, custodian, transfer agent, other third-party service providers, intermediaries and others may adversely impact the Fund and its shareholders. A cybersecurity breach may cause disruptions and impact the Fund’s business operations, which could potentially result in financial losses, inability to determine the Fund’s net asset value, impediments to trading, reputational damage, the inability of shareholders to transact business, violation of applicable law, regulatory penalties and/or fines, and compliance and other costs. Indirect cybersecurity breaches at third-party service providers, intermediaries, trading counterparties, governmental and other regulatory authorities, and exchange and other financial market operators may subject the Fund’s shareholders to the same risks associated with direct cybersecurity breaches. Further, indirect cybersecurity breaches at an issuer of securities in which the Fund invests may similarly negatively impact the Fund’s shareholders because of a decrease in the value of these securities.
The Trust has established policies and procedures designed to reduce the risks associated with cybersecurity breaches and other operational disruptions. However, there is no guarantee that such efforts will succeed, especially since the Trust does not directly control the cybersecurity systems of issuers or third-party service providers. There is a risk that cybersecurity breaches will not be detected. In addition, there are inherent limitations to these policies and procedures and certain risks may not yet be identified and new risks may emerge in the future. The Fund and its shareholders could be negatively impacted as a result of any cybersecurity breaches or operational disruptions.

Exchange Listing and Trading
The Fund issues and sells new Creation Units of shares on an ongoing basis. At any point a “distribution” may occur, as such term is defined in the 1933 Act. Depending on the circumstances, some activities of broker-dealers and other persons may result in their being considered participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the 1933 Act.
A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular circumstance. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if after placing an order with a Fund’s distributor, it takes Creation Units and breaks them down into constituent shares and sells such shares directly to customers. Or, a broker-dealer firm or its client may be deemed a statutory underwriter if it combines the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Such examples do not reflect all the activities that could lead to categorization as an underwriter.
Broker dealers who are not underwriters but are participating in a distribution (not ordinary secondary trading transactions), and thus dealing with shares of a Fund that are part of an “unsold allotment” as such term is defined in the 1933 Act, would be unable to take advantage of the prospectus delivery exemption under Section 4(a)(3) of the 1933 Act. The prospectus delivery exemption is not available in respect of such transactions due to Section 24(d) of the Investment Company Act. Accordingly, broker-dealers should note that dealers who are not underwriters but are participating in a distribution (not ordinary secondary market transactions) and thus dealing with the shares of a Fund that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the 1933 Act would be unable

42

Investment Policies

Exchange Listing and
Trading — Continued
to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to shares of a Fund are reminded that, under Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act is owed to an exchange member in connection with a sale on an exchange and is satisfied by the fact that the prospectus is available from the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
Shares of each Fund have been approved for listing and trading on an exchange. Each Fund’s shares trade on an exchange at prices that may differ to some degree from its NAV. The listing exchange may remove a Fund’s shares from listing if, among other things (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the listing exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the Investment Company Act; (iii) the Fund no longer complies with certain listing exchange rules; or (iv) such other event shall occur or condition exists that, in the opinion of the listing exchange, makes further dealings on such exchange inadvisable. The listing exchange will remove a Fund’s shares from listing and trading upon termination of the Trust. There can be no assurance that a Fund will continue to meet requirements of the listing exchange necessary to maintain the listing of a Fund’s shares.
As in the case of other publicly-traded securities, shares that are bought and sold through a broker will incur a brokerage commission determined by that broker.

Liquidation of Funds
The Board of Trustees may determine to close and/or liquidate the Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of the Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution would generally be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.
It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that the Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.

Regulatory Risk and Other Market Events
Financial entities are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.
Events such as natural disasters, pandemics, epidemics, and social unrest in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. In addition, international trade tensions may give rise to concerns about economic and geopolitical stability and have had and likely will continue to have an adverse impact on global economic conditions. Trade disputes between the United States and other countries may be an ongoing source of instability, potentially resulting in significant currency fluctuations, or have other adverse effects on international markets, international trade agreements, or other existing cross-border cooperation arrangements. Tariffs, trade restrictions, economic sanctions, export controls, or retaliatory measures, or the threat or potential of one or more such events and developments, may result in material adverse effects on the global economy and the Fund. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political

43

Investment Policies

Regulatory Risk and Other
Market Events —
Continued
or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to a Fund and issuers in which it invests. For example, if a bank in which a Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

44

Investment Restrictions

Fundamental Investment Restrictions
The following restrictions may not be changed with respect to a Fund without the approval of the majority of outstanding voting securities of the Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectuses and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, each Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.
A Fund may not:
(1)
(except for Harbor Active Small Cap ETF, Harbor AI Inflection Strategy ETF, Harbor Alpha Layering ETF, Harbor Commodity All-Weather Strategy ETF, Harbor Emerging Markets Select ETF, Harbor Health Care ETF, Harbor International Compounders ETF, Harbor Long-Term Growers ETF, Harbor PanAgora Dynamic Large Cap Core ETF and Harbor Transformative Technologies ETF) with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and in the case of Harbor Multi-Asset Explorer ETF, shares of other investment companies;
(2)
borrow money, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief;
(3)
act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with each Fund’s investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;
(4)
invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in (except in the case of Harbor Commodity All-Weather Strategy ETF, connected to) the same industry or group of industries (excluding the U.S. government or any of its agencies or instrumentalities and, for Harbor Multi-Asset Explorer ETF, investment companies); provided that (a) Harbor AlphaEdgeTM Large Cap Value ETF, Harbor AlphaEdgeTM Small Cap Earners ETF, Harbor Human Capital Factor US Large Cap ETF and Harbor Human Capital Factor US Small Cap ETF may invest 25% or more of their total assets in the securities of one or more issuers conducting their principal business activities in the same industry if the Index that the respective Fund replicates concentrates in an industry, (b) Harbor AI Inflection Strategy ETF will invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the groups of industries that comprise the information technology and industrials sectors, (c) Harbor Health Care ETF will invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the health care industries, and (d) Harbor Transformative Technologies ETF will invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the groups of industries comprising the information technology sector;
(5)
issue senior securities, except as permitted under the Investment Company Act;
(6)
purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
(7)
Harbor Commodity All-Weather Strategy ETF:

purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act;

Harbor Active Small Cap Growth ETF; Harbor AI Inflection Strategy ETF; Harbor Alpha Layering ETF; Harbor Emerging Markets Equity ETF; Harbor Emerging Markets Select ETF; Harbor International Equity ETF; Harbor Mid Cap Core ETF; Harbor Mid Cap Value ETF; Harbor SMID Cap Core ETF; Harbor SMID Cap Value ETF; and Harbor Transformative Technologies

45

Investment Restrictions

Fundamental Investment
Restrictions — Continued
ETF:

invest in commodities or commodity contracts, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief;

All Other Funds:

invest in commodities or commodity contracts, except that each Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts that are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction; or
(8)
make loans to other persons, except to the extent permitted by, or to the extent not prohibited by, applicable law and any applicable exemptive relief.
Notwithstanding the investment policies and restrictions of each Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.
For purposes of fundamental investment restrictions no. 2 and 5, under the Investment Company Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, each Fund shall, within three days (not including Sundays and holidays) thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%. In addition, each Fund is permitted to invest in derivatives and other transactions that create future payment or delivery obligations so long as the Fund complies with applicable law.
With respect to fundamental investment restriction no. 5, Rule 18f-4 provides an exemption from the Investment Company Act’s prohibitions on the issuance of senior securities for derivatives transactions and certain other transactions involving future payment obligations, subject to certain conditions. See the discussion of Rule 18f-4 under “Derivative Instruments” in this Statement of Additional Information.
For purposes of fundamental investment restriction no. 4, each Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry or group of industries.  In addition, telephone companies are considered to be in a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be in separate industries; banks and insurance companies are deemed to be in separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.
Greater than 25% of Harbor Multi-Asset Explorer ETF’s total assets may be indirectly exposed to particular industry through its investment in one or more underlying funds.
For purposes of fundamental investment restriction no. 7, each Fund interprets its policy with respect to the investment in commodities or commodity contracts to permit the Fund, subject to the Fund’s investment objectives and general investment policies (as stated in the Fund’s Prospectus and elsewhere in this Statement of Additional Information), to invest in exchange-traded products backed by or linked to physical commodities, commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments.

Non-Fundamental Investment Restrictions
In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor ETF Trust have voluntarily adopted the following policies and restrictions, which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, each Fund may not:
(a)
(except in the case of Harbor Long-Short Equity ETF) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin;
(b)
(except in the case of Harbor Long-Short Equity ETF) make short sales of securities, except as permitted under the Investment Company Act;
(c)
invest more than 15% of the Fund’s net assets in illiquid investments; or

46

Investment Restrictions

Non-Fundamental
Investment Restrictions —
Continued
(d)
invest in other companies for the purpose of exercising control or management.

47

Trustees and Officers

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. The Trustees serve on the Board of Trustees of Harbor Funds, Harbor Funds II and Harbor ETF Trust.
Information pertaining to the Trustees and Officers of Harbor ETF Trust is set forth below. The address of each Trustee and Officer is: [Name of Trustee or Officer] c/o Harbor ETF Trust, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.
Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
Anne F. Ackerley (1962) Trustee	Since 2025	Member, Board of Directors, Micruity Inc. (2025–Present); Member, Board of Trustees, The Northwestern Mutual Life Insurance Company (2023-Present); Senior Advisor to the Retirement Business (2024-2025), Head of the US Retirement Group (2015-2024), Chief Marketing Officer and Global Marketing and Communications Chief Operating Officer (2011-2014), Chief Operating Officer of the Global Client Group (2009-2011), Chief Operating Officer of the Private Client Group (2006-2009), Head of the Mutual Fund Group (2000-2006), BlackRock, Inc. (publicly traded investment management firm).	45	None
Scott M. Amero (1963) Trustee	Since 2021	Chairman (2015-2020) and Trustee (2011-Present), Rare (conservation nonprofit); Co-Chair (2024-Present) and Trustee (2022-Present), Root Capital; Vice Chairman and Global Chief Investment Officer, Fixed Income (2010), Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head, Fixed Income Portfolio Management (2007-2010), BlackRock, Inc. (publicly traded investment management firm); Trustee, The Nature Conservancy, Massachusetts Chapter (2018-2024); Trustee, Adventure Scientists (conservation nonprofit) (2020-2024).	45	None
Donna J. Dean (1951) Trustee	Since 2021	Chief Investment Officer of the Rockefeller Foundation (a private foundation) (2001-2019).	45	None
Robert Kasdin (1958) Trustee	Since 2021	Senior Executive Vice President, Columbia University (2025–Present); Senior Vice President and Chief Operating Officer (2015-2022) and Chief Financial Officer (2018-2022), Johns Hopkins Medicine; Trustee and Co-Chair of the Finance Committee, National September 11 Memorial & Museum at the World Trade Center (2005-2019); Director, Apollo Asset Backed Credit Corporation (2025-Present); Director, Apollo Commercial Real Estate Finance, Inc. (2014-Present); Trustee, Barnard College (2023-Present); and Director, The Y in Central Maryland (2018-2022).	45	Director of Apollo Asset Backed Credit Company LLC (2025 – Present); Director of Apollo Commercial Real Estate Finance, Inc. (2014- Present).
Kathryn L. Quirk (1952) Trustee	Since 2021
Member, Independent Directors Council, Governing Council (2023-present);
Vice President, Senior Compliance Officer and Head, U.S. Regulatory
Compliance, Goldman Sachs Asset Management (2013-2017); Deputy Chief
Legal Officer, Asset Management, and Vice President and Corporate Counsel,
Prudential Insurance Company of America (2010-2012); Co-Chief Legal Officer,
Prudential Investment Management, Inc., and Chief Legal Officer, Prudential
Investments and Prudential Mutual Funds (2008-2012); Vice President and
Corporate Counsel and Chief Legal Officer, Mutual Funds, Prudential
Insurance Company of America, and Chief Legal Officer, Prudential
Investments (2005-2008); Vice President and Corporate Counsel and Chief
Legal Officer, Mutual Funds, Prudential Insurance Company of America
(2004-2005); Member, Management Committee (2000-2002), General Counsel
and Chief Compliance Officer, Zurich Scudder Investments, Inc. (1997-2002);
and Member, Board of Directors and Co-Chair, Governance Committee, Just
World International Inc. (nonprofit) (2020 – 2023).
			45	None
Douglas J. Skinner (1961) Trustee	Since 2021	Professor of Accounting (2005-Present), Deputy Dean for Faculty (2015-2016, 2017-2024), Interim Dean (2016-2017), University of Chicago Booth School of Business.	45	None
Ann M. Spruill (1954) Trustee	Since 2021	Partner (1993-2008), member of Executive Committee (1996-2008), Member Board of Directors (2002-2008), Grantham, Mayo, Van Otterloo & Co, LLC (private investment management firm) (with the firm since 1990); Member Investment Committee (2000-2020) and Chair of Global Public Equities (2014-2020), Museum of Fine Arts, Boston; and Trustee, Financial Accounting Foundation (2014-2020).	45	None

48

Trustees and Officers

Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen By Trustee	Other Directorships Of Public Companies and Other Registered Investment Companies Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES — Continued
Landis Zimmerman (1959) Trustee	Since 2022	Member, Frederick Gunn School Investment Committee (2023-Present); Member, Curci Foundation Investment Advisory Committee (2025-Present); Independent, non-fiduciary advisor, Gore Creek Asset Management (2006- 2025); Member, Japan Science and Technology Agency Investment Advisory Committee (2021-2023); Chief Investment Officer of the Howard Hughes Medical Institute (2004-2021).	45	None
INTERESTED TRUSTEE
Charles F. McCain (1969)* Chairman, Trustee and President	Since 2021
President (2017-Present), Harbor Funds; President (2021-Present), Harbor
ETF Trust; President (2022-Present), Harbor Funds II; Director (2007-Present),
Chief Executive Officer (2017-Present), President and Chief Operating Officer
(2017), Executive Vice President and General Counsel (2004-2017), and Chief
Compliance Officer (2004-2014), Harbor Capital Advisors, Inc.; Director and
Chairperson (2019-Present), Harbor Trust Company, Inc.; Director (2007-
Present) and Chief Compliance Officer (2004-2017), Harbor Services Group,
Inc.; Director (2007-Present), Chief Executive Officer (2017-Present), Chief
Compliance Officer (2007-2017; 2023-Present), and Executive Vice President
(2007-2017), Harbor Funds Distributors, Inc.; Chief Compliance Officer, Harbor
Funds (2004-2017); and Chairman, President and Trustee, Harbor ETF Trust
(2021-Present).
			45	None

Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE**
Diana R. Podgorny (1979) Chief Legal Officer, Chief Compliance Officer	Since 2023
Executive Vice President, General Counsel and Secretary (2023-Present) and Chief Compliance Officer (2024), Senior
Vice President and Deputy General Counsel (2022-2023), Senior Vice President and Assistant General Counsel (2020-2022),
and Vice President and Assistant General Counsel (2017-2020), Harbor Capital Advisors, Inc.; Director, Vice President,
and Secretary (2023-Present) and Chief Compliance Officer (2024), Harbor Services Group, Inc.; Director and Vice
President (2020-Present) and Chief Compliance Officer (2024), Harbor Trust Company, Inc.; Chief Legal Officer and
Chief Compliance Officer (2023-Present), Secretary (2017-2024), Harbor Funds; Chief Legal Officer and Chief Compliance
Officer (2023-Present), Secretary (2021-2024), Harbor ETF Trust; and Chief Legal Officer and Chief Compliance Officer
(2023-Present) and Secretary (2023-2024), Harbor Funds II.

Howard M. Reich (1983) Treasurer	Since 2025
Senior Vice President – Head of Fund Administration and Analysis (2025-Present), Harbor Capital Advisors, Inc.; Treasurer
(2025-Present), Harbor Funds; Treasurer (2025-Present), Harbor ETF Trust; Treasurer (2025-Present), Harbor Funds II;
and Vice President and Assistant Controller, Harris Associates L.P. (2015-2025).

Ryan Elve (1983) Vice President and AML Compliance Officer	Since 2025
Senior Vice President (2025-Present), Harbor Funds Distributors, Inc.; Senior Vice President (2025-Present), Harbor
Services Group, Inc.; Vice President and AML Compliance Officer (2025-Present), Harbor Funds; AML Compliance
Officer (2025-Present), Harbor Trust Company, Inc.; Vice President and AML Compliance Officer (2025-Present), Harbor
ETF Trust; Vice President and AML Compliance Officer (2025-Present), Harbor Funds II; and Vice President (2012-2025),
Harbor Services Group, Inc.

Walt O. Breuninger (1978) Vice President	Since 2024
Senior Vice President and Chief Compliance Officer (2024-Present), Compliance Director (2023-2024), Harbor Capital
Advisors, Inc.; Chief Compliance Officer (2024-Present), Harbor Services Group, Inc.; Chief Compliance Officer
(2024-Present), Harbor Trust Company, Inc.; Vice President (2024-Present), Harbor Funds; Vice President (2024-Present),
Harbor Funds II; Vice President (2024-Present), Harbor ETF Trust; and Compliance Director, Head of US Discretionary
Advice Compliance (2019-2023), The Vanguard Group, Inc.

Kristof M. Gleich (1979) Vice President	Since 2021
President (2018-Present) and Chief Investment Officer (2020-Present), Harbor Capital Advisors, Inc.; Director, Vice
Chairperson, President (2019-Present) and Chief Investment Officer (2020-Present), Harbor Trust Company, Inc.; Vice
President (2019-Present), Harbor Funds; Vice President (2021-Present), Harbor ETF Trust; Vice President (2023-Present),
Harbor Funds II; and Managing Director, Global Head of Manager Selection (2010-2018), JP Morgan Chase & Co.

Diane J. Johnson (1965) Vice President	Since 2022
Vice President (2022-Present) and Tax Director (2009-Present), Harbor Capital Advisors, Inc.; Vice President (2022-Present),
Harbor Funds; Vice President (2022-Present), Harbor ETF Trust; and Vice President (2023-Present), Harbor Funds II.

Lora A. Kmieciak (1964) Vice President	Since 2022
Executive Vice President and Chief Financial Officer (2022-Present), Senior Vice President – Fund Administration and
Analysis (2017-2022) and Senior Vice President - Business Analysis (2015-2017), Harbor Capital Advisors, Inc.; Vice
President (2020-Present) and Director (2022-Present), Harbor Trust Company, Inc.; Assistant Treasurer (2017-2022)
and Vice President (2022-Present), Harbor Funds; Assistant Treasurer (2021-2022) and Vice President (2022-Present),
Harbor ETF Trust; and Vice President (2023-Present), Harbor Funds II.

Dana Steiner (1983) Vice President	Since 2025
Senior Vice President (2025-Present), Harbor Funds Distributors, Inc.; Senior Vice President (2025-Present), Harbor
Services Group, Inc.; Vice President (2025-Present), Harbor Funds; Vice President (2025-Present), Harbor ETF Trust;
Vice President (2025-Present), Harbor Funds II; and Vice President (2019-2025), Harbor Services Group, Inc.

49

Trustees and Officers

Name (Year of Birth) Position(s) with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS NOT LISTED ABOVE** — Continued
Meredyth A. Whitford-Schultz (1981) Secretary	Since 2024
Senior Vice President and Deputy General Counsel (2025-Present) and Vice President and Associate General Counsel
(2023-2025), Harbor Capital Advisors, Inc.; Secretary (2023-Present), Harbor Trust Company, Inc.; Secretary (2024-Present),
Harbor Funds; Secretary (2024-Present), Harbor ETF Trust; and Secretary (2023-Present), Harbor Funds II; Senior Counsel
(2015-2023), Western & Southern Financial Group, Inc.

Meredith S. Dykstra (1984) Assistant Secretary	Since 2023
Vice President and Assistant General Counsel (2025-Present), Vice President and Senior Counsel (2022-2025) and Vice
President and Legal Counsel (2015-2022), Harbor Capital Advisors, Inc.; Assistant Secretary (2023-Present), Harbor
Trust Company, Inc.; Assistant Secretary (2023-Present), Harbor Funds; Assistant Secretary (2023-Present), Harbor
ETF Trust; and Assistant Secretary (2023-Present), Harbor Funds II.

Lana M. Lewandowski (1979) Assistant Secretary	Since 2021
Vice President and Compliance Director (2022-Present), Legal & Compliance Manager (2016-2022) and Legal Specialist
(2012-2015), Harbor Capital Advisors, Inc.; AML Compliance Officer (2017-2022) and Assistant Secretary (2017-Present),
Harbor Funds; AML Compliance Officer (2021-2022) and Assistant Secretary (2021-Present), Harbor ETF Trust; and
Assistant Secretary (2023-Present), Harbor Funds II.

[1]	Each Trustee serves for an indefinite term, until his or her successor is elected. Each Officer is elected annually.
*	Mr. McCain is deemed an “Interested Trustee” due to his affiliation with the Advisor.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

Additional Information About the Trustees
The following sets forth information about each Trustee’s specific experience, qualifications, attributes and/or skills that serve as the basis for the person’s continued service in that capacity. These encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as Trustees of the Trust, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Trustees is the responsibility of the Trust’s Nominating Committee, consisting solely of Independent Trustees. The inclusion of a particular factor below does not constitute an assertion by the Board of Trustees or any individual Trustee that a Trustee has any special expertise that would impose any greater responsibility or liability on such Trustee than would exist otherwise.
Anne F. Ackerley. Ms. Ackerley retired in May 2025 after a 25-year career at BlackRock, Inc., where she was most recently a Senior Advisor to the Retirement Business. She served in numerous senior management roles throughout her time at BlackRock, Inc., including Head of the US Retirement Group and Chief Marketing Officer and Global Communications Chief Operating Officer. Prior to joining BlackRock, Inc. in 2000, Ms. Ackerley held various roles at Merrill Lynch & Co. She is currently an Independent Trustee on the Board of Trustees of Northwestern Mutual and a Director on the Board of Directors of Micruity Inc. Ms. Ackerley has extensive investment management industry experience and has served as a Trustee of Harbor Funds, Harbor Funds II and Harbor ETF Trust since 2025.
Scott M. Amero. Mr. Amero retired in 2010 after a 20-year career at BlackRock, Inc., where he was then Vice Chairman and Global Chief Investment Officer, Fixed Income, and Co-Head of Fixed Income Portfolio Management. He currently is on the Board of Trustees for Rare, a conservation nonprofit, a Co-Chair of Root Capital, and a member of the Advisory Board of the Mossavar-Rahmani Center for Business and Government at the Harvard Kennedy School. Mr. Amero has extensive investment experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Donna J. Dean. Ms. Dean served as the Chief Investment Officer of the Rockefeller Foundation from 2001 through 2019. The Rockefeller Foundation is a philanthropic organization established by the Rockefeller family in 1913 to promote the well-being of humanity. As Chief Investment Officer, Ms. Dean was responsible for leading a team of investment professionals in managing the Rockefeller Foundation’s endowment. Ms. Dean was responsible for establishing strategy for the endowment’s investment program, including diversifying the endowment’s portfolio of investments across a range of asset classes including public and private equities, fixed income, emerging markets, real assets (such as resources and real estate), hedge funds and distressed debt. Prior to joining the Rockefeller Foundation in 1995, Ms. Dean spent seven years at Yale University, where she served as Director of Investments, with responsibility for real estate as well as oversight of the New Haven Initiative community investment program. Ms. Dean has significant investment experience and has served as a Trustee of Harbor Funds since 2010, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021. Ms. Dean is expected to retire as a Trustee on or about December 31, 2026.

50

Trustees and Officers

Additional Information
About the Trustees —
Continued
Robert Kasdin. Mr. Kasdin currently serves as Senior Executive Vice President of Columbia University. He served as the Senior Vice President and Chief Operating Officer of Johns Hopkins Medicine from 2015 to 2022 and also as Chief Financial Officer of Johns Hopkins Medicine from 2018 to 2022. Prior to joining Johns Hopkins Medicine, he served as Senior Executive Vice President of Columbia University from 2002 to 2015. Prior to joining Columbia University, he served as the Executive Vice President and Chief Financial Officer of the University of Michigan, Treasurer and Chief Investment Officer for The Metropolitan Museum of Art in New York City, and Vice President and General Counsel for Princeton University Investment Company. He started his career as a corporate attorney at Davis Polk & Wardwell. Mr. Kasdin previously served on the board of The Y in Central Maryland and on the Board of the National September 11 Memorial & Museum at the World Trade Center Foundation, Inc. He serves on the Board of Directors of Apollo Asset Backed Credit Corporation, Apollo Commercial Real Estate Finance, Inc., as a Trustee of Barnard College and is a member of the Council on Foreign Relations. Mr. Kasdin has significant business experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Kathryn L. Quirk. Ms. Quirk retired in March 2017 after nearly thirty-five years of serving in various legal, compliance and senior management roles in the asset management industry as well as serving as an officer of several investment companies. Prior to her retirement, she served at Goldman Sachs Asset Management as Head of U.S. Regulatory Compliance from 2013-2017. Prior to joining Goldman Sachs, she was Vice President and Corporate Counsel at Prudential Insurance Company of America, a subsidiary of Prudential Financial Inc., an insurance and financial services company. During that time, she also served as Deputy Chief Legal Officer, Asset Management at Prudential Insurance Company of America; Co-Chief Legal Officer at Prudential Investment Management, Inc.; Chief Legal Officer at Prudential Investments LLC; and Chief Legal Officer of the Prudential Mutual Funds. Prior to joining Prudential, Ms. Quirk worked at Zurich Scudder Investments, Inc., an asset management company, where she held several senior management positions, including General Counsel, Chief Compliance Officer, Chief Risk Officer, Corporate Secretary, Managing Director, and served on the board of directors and management committee. She started her career as an attorney at Debevoise & Plimpton LLP. She currently serves on the Governing Council of the Independent Directors Council, and previously served on the Board of Directors and as Co-Chair of the Governance Committee of Just World International, Inc., a not-for-profit organization funding education and nutrition programs. Ms. Quirk has extensive investment management industry and legal experience and has served as a Trustee of Harbor Funds since 2017, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Douglas J. Skinner. Mr. Skinner is the Sidney Davidson Distinguished Service Professor of Accounting at the University of Chicago Booth School of Business, where his prior positions include Eric J. Gleacher Distinguished Service Professor of Accounting, John P. and Lillian A. Gould Professor of Accounting, Neubauer Family Faculty Fellow, Deputy Dean for Faculty, Interim Dean, and Executive Director of the Accounting Research Center. Mr. Skinner joined the University of Chicago Business School’s faculty in 2005 from the University of Michigan Business School, where he served as the KPMG Professor of Accounting. Mr. Skinner’s teaching and research has a particular emphasis on corporate disclosure practices, corporate financial reporting, and corporate finance. Mr. Skinner is a Senior Fellow at the Asian Bureau of Finance and Economic Research. Mr. Skinner is the author or co-author of numerous publications in leading accounting and finance academic journals. Mr. Skinner has served as a Trustee of Harbor Funds since 2020, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Ann M. Spruill. Ms. Spruill retired in 2008 after an 18-year career at GMO & Co. LLC, where she was a partner, portfolio manager and the Head of International Active Equities Division. She also served as a member of the Executive Committee and the Board of Directors of that firm. GMO & Co. LLC is a privately-owned global investment management firm. Ms. Spruill served as a Trustee for the Financial Accounting Foundation. She served as a member of the Investment Committee and Chair of Global Public Equities for the Museum of Fine Arts, Boston, as a Trustee of the University of Rhode Island and as a Trustee of the University of Rhode Island Foundation. Ms. Spruill has significant investment experience and has served as a Trustee of Harbor Funds since 2014, of Harbor Funds II since 2023 and of Harbor ETF Trust since 2021.
Landis Zimmerman. Mr. Zimmerman retired in 2021 after serving 17 years as Vice President and Chief Investment Officer of the Howard Hughes Medical Institute. Prior to joining Howard Hughes Medical Institute, he served as Chief Investment Officer and Managing Director for investments at the University of Pennsylvania from 1998-2004, Associate Director of Investments of the Rockefeller Foundation from 1996-1998, Associate Director at Bear, Stearns & Co. Inc. from 1994-1996, and Vice President at J.P. Morgan Securities Inc. from 1985-1994. He began his career as Assistant Treasurer

51

Trustees and Officers

Additional Information
About the Trustees —
Continued
at Chemical Bank in 1981. He is currently an independent, non-fiduciary advisor for Gore Creek Asset Management, a family investment office, and is a member of the Frederick Gunn School Investment Committee and the Curci Foundation Investment Advisory Committee. Mr. Zimmerman has served as a Trustee of Harbor Funds since 2022, of Harbor Funds II since 2023 and Harbor ETF Trust since 2022.
Charles F. McCain. Mr. McCain has served as Chief Executive Officer of Harbor Capital Advisors since 2017 and as a Director since 2007. Mr. McCain previously served as President and Chief Operating Officer of Harbor Capital Advisors during 2017, Executive Vice President and General Counsel of Harbor Capital Advisors from 2004-2017 and as Chief Compliance Officer of Harbor Capital Advisors from 2004-2014. He served as Harbor Funds’ Chief Compliance Officer from 2004-2017. He has served as a Director and Chairperson of Harbor Trust Company, Inc. since 2019. He also has served as a Director of Harbor Services Group, Inc. since 2007, and as the Chief Compliance Officer of Harbor Services Group, Inc. from 2004-2017. He has also served as a Director of Harbor Funds Distributors, Inc. since 2007, and as the Chief Compliance Officer and Executive Vice President of Harbor Funds Distributors, Inc. from 2007-2017. Prior to joining Harbor Capital Advisors in 2004, Mr. McCain was a Junior Partner at the law firm of Wilmer Cutler Pickering Hale and Dorr LLP. Mr. McCain has extensive business, investment, legal and compliance experience and has served as a Trustee and Chairman of the Board of Harbor Funds since 2017, as a Trustee and Chairman of the Board of Harbor Funds II since 2022 and as a Trustee and Chairman of the Board of Harbor ETF Trust since 2021.

Board Leadership Structure
As indicated above, the business and affairs of the Trust shall be managed by or under the direction of the Trustees. The Trustees have delegated day-to-day management of the affairs of the Trust to the Advisor, subject to the Trustees’ oversight. The Board of Trustees is currently comprised of nine Trustees, eight of whom are Independent Trustees. All Independent Trustees serve on the Audit Committee and Nominating Committee, as discussed below. The Chairman of the Board of Trustees is an Interested Trustee.
The Independent Trustees determined that it was appropriate to appoint a Lead Independent Trustee to facilitate communication among the Independent Trustees and with management. Accordingly, the Independent Trustees have appointed Ms. Quirk to serve as Lead Independent Trustee. Among other responsibilities, the Lead Independent Trustee coordinates with management and the other Independent Trustees regarding review of agendas for board meetings; serves as chair of meetings of the Independent Trustees; and, in consultation with the other Independent Trustees and as requested or appropriate, communicates with management, counsel, third party service providers and others on behalf of the Independent Trustees.
The Trustees believe that this leadership structure is appropriate given, among other things, the size and number of funds offered by the Trust; the size and committee structure of the Board of Trustees; management’s accessibility to the Independent Trustees, both individually and collectively through the Lead Independent Trustee; and the active and engaged role played by each Trustee with respect to oversight responsibilities.

Board Committees
All Independent Trustees serve on the Audit Committee and the Nominating Committee. The functions of the Audit Committee include recommending an independent registered public accounting firm to the Trustees, monitoring the independent registered public accounting firm’s performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Independent Trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing to Harbor ETF Trust Nominating Committee, c/o Harbor ETF Trust, 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302 within a reasonable time before any meeting.
During Harbor ETF Trust’s fiscal year ended October 31, 2025, the Board of Trustees held 12 meetings, the Audit Committee held 3 meetings and the Nominating Committee held 2 meetings. The Board of Trustees does not have a compensation committee.

Risk Oversight
The Board of Trustees considers its role with respect to risk management to be one of oversight rather than active management. The Trust faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board of Trustees recognizes that not all risks potentially affecting the Trust can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As part of the Trustees’ oversight responsibilities, the Trustees generally oversee the Funds’ risk management policies and processes, as these are formulated and implemented by the Trust’s management. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to

52

Trustees and Officers

Risk Oversight —
Continued
occur. Various parties, including management of the Trust, the Trust’s independent registered public accounting firm and other service providers provide regular reports to the Board of Trustees on various operations of the Trust and related risks and their management. In particular, the Funds’ Chief Compliance Officer regularly reports to the Trustees with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Trust. The Audit Committee maintains an open and active communication channel with both the Trust’s personnel and its independent auditor, largely, but not exclusively, through its chair.

Trustee Compensation
For the fiscal year ended
October 31, 2025
Name of Person, Position	Aggregate Compensation From Harbor ETF Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund Complex*
Charles F. McCain, Chairman, President and Trustee	-0-	-0-	-0-
Anne F. Ackerley, Trustee[1]	$37,235	-0-	$182,693
Scott M. Amero, Trustee	$74,277	-0-	$375,000
Donna J. Dean, Trustee	$74,277	-0-	$375,000
Robert Kasdin, Trustee	$74,277	-0-	$375,000
Kathryn L. Quirk, Trustee[2]	$88,142	-0-	$445,000
Douglas J. Skinner, Trustee[3]	$81,210	-0-	$410,000
Ann M. Spruill, Trustee	$74,277	-0-	$375,000
Landis Zimmerman, Trustee	$74,277	-0-	$375,000
*
Includes amounts paid by Harbor Funds, Harbor Funds II, and Harbor ETF Trust.
1
Began tenure as Trustee on May 6, 2025.
2
In consideration of her service as Lead Trustee, Ms. Quirk received $41,313 from Harbor Funds, $14,822 from Harbor Funds II, and $13,865 from Harbor ETF Trust in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2025.
3
In consideration of his service as Audit Committee Chair, Mr. Skinner received $20,657 from Harbor Funds, $7,411 from Harbor Funds II, and $6,932 from Harbor ETF Trust in addition to the compensation payable to each other Independent Trustee for the fiscal year ended October 31, 2025.

Trustee Ownership of Fund Shares
As of January 31, 2026, the Trustees and Officers of Harbor ETF Trust as a group owned 1% of the outstanding shares of beneficial interest of Harbor AlphaEdge Small Cap Earners ETF, and less than 1% of the outstanding shares of beneficial interest of each other Fund.
The Fund shares beneficially owned by the Trustees as of December 31, 2025 are as follows:
Name of Trustee	Dollar Range of Ownership in Each Fund		Aggregate Dollar Range of Ownership in All Registered Investment Companies Overseen by Trustee within Fund Family
Independent Trustees
Anne F. Ackerley	None	None	None
Scott M. Amero	Harbor Commodity All-Weather Strategy ETF	Over $100,000	Over $100,000
	Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	Over $100,000
	Harbor AlphaEdge Small Cap Earners ETF	Over $100,000
Donna J. Dean	Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	$10,001-$50,000	Over $100,000
Robert Kasdin	Harbor Commodity All-Weather Strategy ETF	$50,001-$100,000	Over $100,000
	Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	Over $100,000
Kathryn L. Quirk	None	None	Over $100,000

53

Trustees and Officers

Trustee Ownership of Fund
Shares — Continued
Name of Trustee	Dollar Range of Ownership in Each Fund		Aggregate Dollar Range of Ownership in All Registered Investment Companies Overseen by Trustee within Fund Family
Independent Trustees — Continued
Douglas J. Skinner	Harbor Commodity All-Weather Strategy ETF	Over $100,000	Over $100,000
	Harbor Dividend Growth Leaders ETF	$50,001-$100,000
	Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)	Over $100,000
	Harbor Disciplined Bond ETF	$10,001-$50,000
Ann M. Spruill	None	None	Over $100,000
Landis Zimmerman	Harbor Long-Term Growers ETF	Over $100,000	Over $100,000
Interested Trustee
Charles F. McCain	Harbor Commodity All-Weather Strategy ETF	Over $100,000	Over $100,000
	Harbor Dividend Growth Leaders ETF	Over $100,000
	Harbor International Compounders ETF	Over $100,000
	Harbor Long-Short Equity ETF	Over $100,000
	Harbor Long-Term Growers ETF	Over $100,000
	Harbor Multi-Asset Explorer ETF	Over $100,000
	Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)	Over $100,000
	Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	$50,001-$100,000
	Harbor Disciplined Bond ETF	Over $100,000
	Harbor Active Small Cap ETF	Over $100,000

Material Relationships of the Independent Trustees
For purposes of the discussion below, the italicized terms have the following meanings:
■
the immediate family members of any person are their spouse, children in the person’s household (including step and adoptive children) and any dependent of the person.
■
an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, ORIX Corporation (“ORIX”) is an entity that is in a control relationship with the Advisor.
■
a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case having the Advisor as investment adviser, Foreside Fund Services, LLC (the “Distributor”) as principal underwriter, or an investment adviser or principal underwriter that is in a control relationship with the Advisor or Distributor. For example, the related funds of Harbor ETF Trust include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Advisor’s affiliates or distributed by the Distributor or its affiliates.
As of December 31, 2025, none of the Independent Trustees, nor any member of their immediate families, beneficially owned any securities issued by the Advisor, ORIX, or any other entity in a control relationship to the Advisor or the Distributor. During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, had any direct or indirect interest (the value of which exceeds $120,000), whether by contract, arrangement or otherwise, in the Advisor, the Distributor, ORIX, or any other entity in a control relationship to the Advisor or the Distributor. During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund-related party”):
■
a Harbor fund;
■
an officer of Harbor ETF Trust;
■
a related fund;
■
an officer of any related fund;
■
the Advisor;
■
the Distributor;

54

Trustees and Officers

Material Relationships of
the Independent
Trustees — Continued
■
an officer of the Advisor or the Distributor;
■
any affiliate of the Advisor or the Distributor; or
■
an officer of any such affiliate.
During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, had any relationship exceeding $120,000 in value with any Fund-related party, including, but not limited to, relationships arising out of (i) payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.
During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, served as an officer for an entity on which an officer of any of the following entities also served as a director:
■
the Advisor;
■
the Distributor; or
■
ORIX or any other entity in a control relationship with the Advisor or the Distributor.
During the calendar years 2024 and 2025, no immediate family member of any of the Independent Trustees, had any position, including as an officer, employee or director, with any Harbor funds. During the calendar years 2024 and 2025, none of the Independent Trustees, nor any member of their immediate families, had any position, including as an officer, employee, director or partner, with any of:
■
any related fund;
■
the Advisor;
■
the Distributor;
■
any affiliated person of Harbor ETF Trust; or
■
ORIX or any other entity in a control relationship to the Advisor or the Distributor.

55

The AdvisOr AND SUBADVISORs

The Advisor
Harbor Capital Advisors, Inc., a Delaware corporation, serves as the investment advisor (the “Advisor”) for each Fund pursuant to a separate investment advisory agreement with Harbor ETF Trust on behalf of each Fund (each, an “Investment Advisory Agreement”). Pursuant to each Investment Advisory Agreement, the Advisor is responsible for providing a range of management, oversight, legal, compliance, financial and administrative services for each Fund as set forth in more detail below:
Management Services. Subject to the approval of the Board of Trustees, the Advisor is responsible for establishing the investment policies, strategies and guidelines for each Fund, and for recommending modifications to those policies, strategies and guidelines whenever the Advisor deems modifications to be necessary or appropriate. The Advisor is also responsible for providing, either through itself or through a Subadvisor selected, paid and supervised by the Advisor, investment research, and advice, and for furnishing continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. For Harbor funds that employ one or more non-discretionary Subadvisors, the Advisor will also make day-to-day investment decisions with respect to each such fund to implement model portfolios provided by the non-discretionary Subadvisors.
Selection and Oversight of Subadvisors. The Advisor is responsible for the Subadvisors it selects to manage the assets of or provide non-discretionary investment advisory services for each Fund and for recommending to the Board of Trustees the hiring, termination and replacement of Subadvisors. The Advisor is responsible for overseeing the Subadvisors and for reporting to the Board of Trustees periodically on each Fund’s and Subadvisor’s performance. The Advisor normally utilizes both qualitative and quantitative analysis to evaluate existing and prospective Subadvisors, including thorough reviews and assessments of (i) the Subadvisor’s investment process, personnel and investment staff; (ii) the Subadvisor’s investment research capabilities; (iii) the Subadvisor’s ownership and organization structures; (iv) the Subadvisor’s legal, compliance and operational infrastructure; (v) the Subadvisor’s brokerage practices; (vi) any material changes in the Subadvisor’s business, operations or staffing; (vii) the performance of each Fund and the Subadvisor relative to benchmark and peers; (viii) each Fund’s portfolio characteristics, and (ix) the composition of each Fund’s portfolio.
Legal, Compliance, Financial and Administrative Services. The Advisor is responsible for regularly providing various other services on behalf of each Fund, including, but not limited to: (i) providing the Fund with office space, facilities, equipment and personnel as the Advisor deems necessary to provide for the effective administration of the affairs of the Fund, including providing from among the Advisor’s directors, officers and employees, persons to serve as interested Trustee(s), officers and employees of Harbor ETF Trust and paying the salaries of such persons; (ii) coordinating and overseeing the services provided by the Funds’ transfer agent, custodian, legal counsel and independent auditors; (iii) coordinating and overseeing the preparation and production of meeting materials for the Board of Trustees, as well as such other materials that the Board of Trustees may from time to time reasonably request; (iv) coordinating and overseeing the preparation and filing with the SEC of registration statements, notices, shareholder reports, proxy statements and other material for the Fund required to be filed under applicable laws; (v) developing and implementing procedures for monitoring compliance with the Funds’ investment objectives, policies and guidelines and with applicable regulatory requirements; (vi) providing legal and regulatory support for the Fund in connection with the administration of the affairs of the Fund, including the assigning of matters to the Funds’ legal counsel on behalf of the Fund and supervising the work of such outside counsel; (vii) overseeing the determination and publication of each Fund’s NAV in accordance with the Funds’ valuation policies; (viii) preparing and monitoring expense budgets for the Fund, and reviewing the appropriateness and arranging for the payment of Fund expenses; and (ix) furnishing to the Fund such other administrative services as the Advisor deems necessary, or the Board of Trustees reasonably requests, for the efficient operation of the Fund.
The Advisor is a wholly owned subsidiary of ORIX Corporation (“ORIX”), a global financial services company based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. The stock of ORIX trades publicly on both the New York (through ADRs) and Tokyo Stock Exchanges.

Advisory Fees
For its services, each Fund pays the Advisor a contractual advisory fee set forth below, which is an annual rate based on the Fund’s average net assets. The following table sets forth for each Fund the contractual advisory fee rate and the fees paid to the Advisor for the past three fiscal years before the effect of any fee waiver (shown below) in effect for the past three fiscal years that reduced the advisory fee paid.

56

The AdvisOr AND SUBADVISORs

Advisory Fees —
Continued
	Contractual Advisory Fee Annual Rate Based on Average Net Assets	Advisory Fee Paid for Year Ended October 31 (000s)
		2025	2024	2023
HARBOR ETF TRUST
Harbor Active Small Cap ETF	0.80%	$131	$11	N/A
Harbor Active Small Cap Growth ETF[1]	0.80	N/A	N/A	N/A
Harbor AI Inflection Strategy ETF[1]	0.88	N/A	N/A	N/A
Harbor Alpha Layering ETF[2]	0.69	6	N/A	N/A
Harbor AlphaEdge Large Cap Value ETF	0.25	7	1	N/A
Harbor AlphaEdge Small Cap Earners ETF	0.29	26	5	N/A
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)	0.48	787	600	437
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	0.50	169	166	157
Harbor Commodity All-Weather Strategy ETF	0.68	2,968	1,072	$523
Harbor Disciplined Bond ETF	0.35	103	47	N/A
Harbor Dividend Growth Leaders ETF	0.50	1,220	1,303	868
Harbor Emerging Markets Equity ETF[3]	0.84	19	N/A	N/A
Harbor Emerging Markets Select ETF[4]	0.65	26	N/A	N/A
Harbor Health Care ETF	0.80	135	94	30
Harbor Human Capital Factor US Large Cap ETF	0.35	1,363	1,100	843
Harbor Human Capital Factor US Small Cap ETF	0.60	798	749	352
Harbor International Compounders ETF	0.55	2,193	649	80
Harbor International Equity ETF[3]	0.80	18	N/A	N/A
Harbor Long-Short Equity ETF	1.20	241	186	N/A
Harbor Long-Term Growers ETF	0.57	4,666	2,292	739
Harbor Mid Cap Core ETF[5]	0.88	17	N/A	N/A
Harbor Mid Cap Value ETF[5]	0.88	17	N/A	N/A
Harbor Multi-Asset Explorer ETF	0.70	38	28	3
Harbor Osmosis Emerging Markets Resource Efficient ETF[6]	0.69	579	N/A	N/A
Harbor Osmosis International Resource Efficient ETF[7]	0.55	557	N/A	N/A
Harbor PanAgora Dynamic Large Cap Core ETF	0.35	680	1	N/A
Harbor SMID Cap Core ETF[5]	0.88	14	N/A	N/A
Harbor SMID Cap Value ETF[5]	0.88	17	N/A	N/A
Harbor Transformative Technologies ETF[8]	0.69	19	N/A	N/A
1
Had not commenced operations as of October 31, 2025.
2
Commenced operations on August 13, 2025.
3
Commenced operations on June 4, 2025.
4
Commenced operations on May 14, 2025.
5
Commenced operations on May 1, 2025.
6
Commenced operations on December 18, 2024.
7
Commenced operations on December 11, 2024.
8
Commenced operations on April 16, 2025.

The Subadvisors
The Advisor has engaged the services of investment subadvisers (each, a “Subadvisor”) to provide discretionary or non-discretionary advisory services to each Fund.
The Advisor pays each Subadvisor out of its own resources; the Fund has no obligation to pay the Subadvisors. Each Subadvisor has entered into a subadvisory agreement with the Advisor and Harbor ETF Trust, on behalf of each respective Fund. Each discretionary Subadvisor is responsible for providing the respective Fund with advice concerning the investment management of the Fund’s portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. Each discretionary Subadvisor determines what securities shall be purchased, sold or held for the respective Fund and what portion of such Fund’s assets are held uninvested. Each non-discretionary Subadvisor provides investment advice to the Advisor, which is responsible for the day-to-day investment decision making for the Fund.

57

The AdvisOr AND SUBADVISORs

The Subadvisors —
Continued
Each Subadvisor is responsible for its own costs of providing services to the Fund. Each discretionary and non-discretionary Subadvisor’s subadvisory fee rate is based on a stated percentage of the Fund’s average annual net assets.
Ares Systematic Credit Limited (“Ares Systematic Credit”).  Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF) and Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF) are subadvised by Ares Systematic Credit. Ares Systematic Credit Limited (formerly, BlueCove Limited) is a wholly owned subsidiary of Ares Management Corporation. Ares Systematic Credit Limited is a private limited company organized under the laws of England and Wales.
Byron Place Capital Management, LLC (“Byron Place”). Harbor Active Small Cap ETF is subadvised by Byron Place. Glenn Gawronski is the Principal Owner and there is a tenure-based equity earnout available to other employees of Byron Place. Mr. Gawronski makes the final determination with respect to investment decisions.
C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide”).  Harbor Emerging Markets Select ETF and Harbor International Compounders ETF are subadvised by C WorldWide. C WorldWide is owned by C WorldWide Holdings A/S, which ultimately is owned by the private equity fund Altor Fund III (Altor Fund III (no. 1) Limited Partnership, Altor Fund III (no. 2) Limited Partnership and Altor Fund III (No. 3) Limited). C WorldWide is controlled by C WorldWide Holdings A/S.
Disciplined Alpha LLC (“Disciplined Alpha”). Harbor Long-Short Equity ETF is subadvised by Disciplined Alpha. Disciplined Alpha is a Massachusetts limited liability company and is owned by Kevin Shea. The day-to day management and strategic decisions of Disciplined Alpha are controlled by Kevin Shea.
EARNEST Partners LLC (“EARNEST Partners”). Harbor AI Inflection Strategy ETF, Harbor Emerging Markets Equity ETF, Harbor International Equity ETF, Harbor Mid Cap Core ETF, Harbor Mid Cap Value ETF, Harbor SMID Cap Core ETF and Harbor SMID Cap Value ETF are subadvised by EARNEST Partners. EARNEST Partners is controlled by Paul Viera, who is an employee of EARNEST Partners.
Granahan Investment Management LLC (“Granahan”). Harbor Active Small Cap Growth ETF is subadvised by Granahan, an independent, employee-owned firm that was founded in 1985. Granahan is principally owned by its employees. A little more than 75% of Granahan is owned by Granahan employees through GIM Holdings, Inc.
Income Research + Management (“IR+M”). Harbor Disciplined Bond ETF is subadvised by IR+M. IR+M has been independent and privately owned since its founding in 1987 by members of the Sommers family and certain employees.
Jennison Associates LLC (“Jennison”).   Harbor Long-Term Growers ETF and Harbor Transformative Technologies ETF are subadvised by Jennison. Jennison is a direct, wholly owned subsidiary of PGIM, Inc., which is a direct, wholly owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.
Osmosis Investment Management US LLC (“Osmosis”). Harbor Osmosis Emerging Markets Resource Efficient ETF and Harbor Osmosis International Resource Efficient ETF are subadvised by Osmosis. Osmosis is a limited liability company established in 2015 and is wholly owned by Osmosis US LLC, which is wholly owned by Osmosis (Holdings) Limited.
PanAgora Asset Management, Inc. (“PanAgora”). Harbor Alpha Layering ETF and Harbor PanAgora Dynamic Large Cap Core ETF are subadvised by PanAgora. All ownership interests of PanAgora are held by PanAgora employees and Great-West Lifeco Inc. (“GWL”), indirectly through its subsidiaries, including Empower. Specifically, PanAgora employees may own up to 20% of PanAgora’s economic interests via PanAgora’s Management Equity Plan. All residual economic interests of PanAgora, as well as all of PanAgora’s voting interests, are held by GWL. Power Corporation of Canada, indirectly through its subsidiaries, owns a majority of GWL’s voting interests.
Quantix Commodities LP (“Quantix”). Harbor Commodity All-Weather Strategy ETF is subadvised by Quantix. Quantix is wholly owned by its founding partners, who also make the day-to-day management and strategic decisions for the firm.
Westfield Capital Management, L.P. (“Westfield”).  Harbor Dividend Growth Leaders ETF and Harbor Health Care ETF are subadvised by Westfield. Westfield is 80% employee owned, and 20% owned by Monex Group, Inc. The day-to-day management and strategic decisions of Westfield are controlled by Westfield’s Management Committee

58

The AdvisOr AND SUBADVISORs

Subadvisory Fees
The fees paid by the Advisor to each Subadvisor for the past three fiscal years are set forth in the table below.
	Fee Paid by the Advisor to Subadvisor For Year Ended October 31 (000s)
	2025	2024	2023
HARBOR ETF TRUST
Harbor Active Small Cap ETF	$66	$6	N/A
Harbor Active Small Cap Growth ETF[1]	N/A	N/A	N/A
Harbor AI Inflection Strategy ETF[1]	N/A	N/A	N/A
Harbor Alpha Layering ETF[2]	2	N/A	N/A
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)	479	370	271
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	101	99	94
Harbor Commodity All-Weather Strategy ETF	1,352	552	$269
Harbor Disciplined Bond ETF	41	19	N/A
Harbor Dividend Growth Leaders ETF	1,075	1,143	780
Harbor Emerging Markets Equity ETF[3]	9	N/A	N/A
Harbor Emerging Markets Select ETF[4]	14	N/A	N/A
Harbor Health Care ETF	118	82	26
Harbor International Compounders ETF	1,320	413	51
Harbor International Equity ETF[3]	9	N/A	N/A
Harbor Long-Short Equity ETF	431	178	N/A
Harbor Long Term Growers ETF	1,741	856	277
Harbor Mid Cap Core ETF[5]	8	N/A	N/A
Harbor Mid Cap Value ETF[5]	9	N/A	N/A
Harbor Osmosis Emerging Markets Resource Efficient ETF[6]	252	N/A	N/A
Harbor Osmosis International Resource Efficient ETF[7]	284	N/A	N/A
Harbor PanAgora Dynamic Large Cap Core ETF	388	1	N/A
Harbor SMID Cap Core ETF[5]	7	N/A	N/A
Harbor SMID Cap Value ETF[5]	9	N/A	N/A
Harbor Transformative Technologies ETF[8]	10	N/A	N/A
1
Had not commenced operations as of October 31, 2025.
2
Commenced operations on August 13, 2025.
3
Commenced operations on June 4, 2025.
4
Commenced operations on May 14, 2025.
5
Commenced operations on May 1, 2025.
6
Commenced operations on December 18, 2024.
7
Commenced operations on December 11, 2024.
8
Commenced operations on April 16, 2025.

59

The Portfolio Managers

Other Accounts Managed
The portfolio managers primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and/or other accounts, (collectively, the “Portfolios”) as indicated below. The following table identifies, as of October 31, 2025 (unless otherwise noted): (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager(s); (ii) the total assets of such companies, vehicles and accounts, and (iii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR ACTIVE SMALL CAP ETF
Glenn Gawronski
All Accounts	—	$—	—	$—	44	$33
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	2	7
HARBOR ACTIVE SMALL CAP GROWTH ETF
Andrew L. Beja, CFA
All Accounts	2	$415	3	$836	52	$1,084
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	1	7
Jeffrey A. Harrison, CFA
All Accounts	2	243	1	560	7	158
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
David M. Rose, CFA
All Accounts	2	374	1	560	12	179
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Richard Watson, CFA
All Accounts	1	229	1	560	4	158
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Kelvin Jiang, CFA
All Accounts	1	229	1	560	4	158
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR AI INFLECTION STRATEGY ETF
Paul E. Viera
All Accounts	12	$3,564	16	$10,726	7,519	$17,631
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	5	1,482
HARBOR ALPHAEDGETM LARGE CAP VALUE ETF
Stephen Cook
All Accounts	4	$590	—	$—	—	$—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Elizabeth Despain
All Accounts	4	590	—	—	—	—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
James Erceg
All Accounts	4	590	—	—	—	—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR ALPHAEDGETM SMALL CAP EARNERS ETF
Stephen Cook
All Accounts	4	$586	—	$—	—	$—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—

60

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR ALPHAEDGETM SMALL CAP EARNERS ETF — Continued
Elizabeth Despain
All Accounts	4	$586	—	$—	—	$—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
James Erceg
All Accounts	4	586	—	—	—	—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR ARES SYSTEMATIC HIGH YIELD ETF (FORMERLY, HARBOR SCIENTIFIC ALPHA HIGH-YIELD ETF)
Benjamin Brodsky, CFA
All Accounts	2	$75	2	$931	2	$4,667
Accounts where advisory fee is based on account performance (subset of above)	—	—	2	931	—	—
Michael Harper, CFA
All Accounts	2	75	2	931	2	4,667
Accounts where advisory fee is based on account performance (subset of above)	—	—	2	931	—	—
Garth Flannery, CFA
All Accounts	2	75	2	931	2	4,667
Accounts where advisory fee is based on account performance (subset of above)	—	—	2	931	—	—
Benoy Thomas, CFA
All Accounts	2	75	2	931	2	4,667
Accounts where advisory fee is based on account performance (subset of above)	—	—	2	931	—	—
Giancarlo Pesolillo, CFA
All Accounts	—	—	2	931	2	4,667
Accounts where advisory fee is based on account performance (subset of above)	—	—	2	931	—	—
HARBOR ARES SYSTEMATIC MULTI-SECTOR INCOME ETF (FORMERLY, HARBOR SCIENTIFIC ALPHA INCOME ETF)
Benjamin Brodsky, CFA
All Accounts	2	$203	2	$931	2	$4,667
Accounts where advisory fee is based on account performance (subset of above)	—	—	2	931	—	—
Michael Harper, CFA
All Accounts	2	203	2	931	2	4,667
Accounts where advisory fee is based on account performance (subset of above)	—	—	2	931	—	—
Garth Flannery, CFA
All Accounts	2	203	2	931	2	4,667
Accounts where advisory fee is based on account performance (subset of above)	—	—	2	931	—	—
Benoy Thomas, CFA
All Accounts	2	203	2	931	2	4,667
Accounts where advisory fee is based on account performance (subset of above)	—	—	2	931	—	—
HARBOR ALPHA LAYERING ETF
Bryan D. Belton, CFA
All Accounts	—	$—	32	$4,082	2	$3
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—

61

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR ALPHA LAYERING ETF — Continued
Edward Qian, Ph.D
All Accounts	1	$1,270	39	$4,810	14	$1,370
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Jon Beaulieu, CFA
All Accounts	1	1,270	37	4,732	2	3
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Vic Malla, CFA
All Accounts	—	—	37	4,732	7	15
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR COMMODITY ALL-WEATHER STRATEGY ETF
Don Casturo
All Accounts	1	$517	3	$587	3	$517
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Daniel Cepeda
All Accounts	1	517	3	587	3	517
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Tom Glanfield
All Accounts	1	517	3	587	3	517
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Marta Kavchak
All Accounts	1	517	1	38	—	—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR DISCIPLINED BOND ETF
James E. Gubitosi, CFA
All Accounts	10	$5,970	27	$20,880	735	$100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Mike Sheldon, CFA
All Accounts	10	5,970	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Bill O’Neill, CFA
All Accounts	10	5,970	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Jake Remley, CFA
All Accounts	10	5,970	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Matthew Walker, CFA
All Accounts	10	5,970	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Rachel Campbell
All Accounts	10	5,970	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—

62

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR DISCIPLINED BOND ETF — Continued
Wesly Pate, CFA
All Accounts	10	$5,970	27	$20,880	735	$100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Ginny Schiappa, CFA
All Accounts	10	5,970	27	20,880	735	100,825
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR DIVIDEND GROWTH LEADERS ETF
William A. Muggia
All Accounts	12	$6,877	13	$3,767	261	$13,972
Accounts where advisory fee is based on account performance (subset of above)	—	—	1	36	27	3,965
HARBOR EMERGING MARKETS EQUITY ETF
Paul E. Viera
All Accounts	11	$3,558	16	$10,726	7,519	$17,631
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	5	1,482
HARBOR EMERGING MARKETS SELECT ETF
Aman S. Kalsi
All Accounts	—	$—	6	$938	2	$1,250
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Abhinav Rathee
All Accounts	—	—	6	938	2	1,250
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Allan Christensen
All Accounts	—	—	6	938	2	1,250
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Mogens Akselsen
All Accounts	—	—	6	938	2	1,250
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR HEALTH CARE ETF
William A. Muggia
All Accounts	12	$7,067	13	$3,767	261	$13,972
Accounts where advisory fee is based on account performance (subset of above)	—	—	1	36	27	3,965
Matthew R. Renna
All Accounts	10	5,063	11	3,694	219	12,540
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	23	2,902
HARBOR HUMAN CAPITAL FACTOR US LARGE CAP ETF
Stephen Cook
All Accounts	4	$156	—	$—	—	$—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Elizabeth Despain
All Accounts	4	156	—	—	—	—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—

63

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR HUMAN CAPITAL FACTOR US LARGE CAP ETF — Continued
James Erceg
All Accounts	—	$—	—	$—	—	$—
Accounts where advisory fee is based on account performance (subset of above)	4	156	—	—	—	—
HARBOR HUMAN CAPITAL FACTOR US SMALL CAP ETF
Stephen Cook
All Accounts	4	$455	—	$—	—	$—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Elizabeth Despain
All Accounts	4	455	—	—	—	—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
James Erceg
All Accounts	4	455	—	—	—	—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR INTERNATIONAL COMPOUNDERS ETF
Bo Almar Knudsen
All Accounts	1	$51	8	$3,263	26	$7,505
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	3	1,319
Bengt Seger
All Accounts	1	51	8	3,263	26	7,505
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	3	1,319
Peter O’Reilly
All Accounts	1	51	8	3,263	26	7,505
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	3	1,319
Mattias Kolm
All Accounts	1	51	8	3,263	26	7,505
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	3	1,319
HARBOR INTERNATIONAL EQUITY ETF
Paul E. Viera
All Accounts	11	$3,558	16	$10,726	7,519	$17,631
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	5	1,482
HARBOR LONG-SHORT EQUITY ETF
Kevin Shea, CFA
All Accounts	—	$—	1	$2	—	$—
Accounts where advisory fee is based on account performance (subset of above)	—	—	1	2	—	—
HARBOR LONG-TERM GROWERS ETF
Blair A. Boyer
All Accounts	12	$72,029	10	$23,660	34	$14,252
Accounts where advisory fee is based on account performance (subset of above)	1	15,425	—	—	—	—
Owuraka Koney, CFA
All Accounts	11	56,604	8	6,524	9	803
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—

64

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR LONG-TERM GROWERS ETF — Continued
Natasha Kuhklin, CFA
All Accounts	11	$56,604	10	$23,424	21	$3,088
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Jason T. McManus
All Accounts	15	11,641	5	1,507	4	174
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	1 *	-4 *
HARBOR MID CAP CORE ETF
Paul E. Viera
All Accounts	11	$3,560	16	$10,726	7,519	$17,631
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	5	1,482
HARBOR MID CAP VALUE ETF
Paul E. Viera
All Accounts	11	$3,560	16	$10,726	7,519	$17,631
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	5	1,482
HARBOR MULTI-ASSET EXPLORER ETF
Spenser P. Lerner, CFA
All Accounts	2	$3,406	—	$—	—	$—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Justin Menne
All Accounts	2	3,406	—	—	—	—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Jonathan Poynter
All Accounts	—	—	—	—	—	—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Jake Schurmeier
All Accounts	2	3,406	—	—	—	—
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR OSMOSIS EMERGING MARKETS RESOURCE EFFICIENT ETF
Alex Stephen
All Accounts	—	$—	5	$2,708	13	$13,338
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR OSMOSIS INTERNATIONAL RESOURCE EFFICIENT ETF
Alex Stephen
All Accounts	—	$—	5	$2,708	13	$13,338
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
HARBOR PANAGORA DYNAMIC LARGE CAP CORE ETF
Jaime H. Lee, Ph.D.
All Accounts	—	$—	7	$8,346	22	$8,492
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	6	4,779
George D. Mussalli, CFA
All Accounts	4	1,597	54	24,024	64	13,743
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	10	5,892

65

The Portfolio Managers

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
HARBOR SMID CAP CORE ETF
Paul E. Viera
All Accounts	11	$3,561	16	$10,726	7,519	$17,631
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	5	1,482
HARBOR SMID CAP VALUE ETF
Paul E. Viera
All Accounts	11	$3,560	16	$10,726	7,519	$17,631
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	5	1,482
HARBOR TRANSFORMATIVE TECHNOLOGIES ETF
Nicolas Rubinstein
All Accounts	1	$43	—	$—	1	$1
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Eric Sartorius, CFA
All Accounts	4	2,632	6	973	8	1,681
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	—	—
Jason T. McManus
All Accounts	15	12,737	5	1,507	4	174
Accounts where advisory fee is based on account performance (subset of above)	—	—	—	—	1 *	-4 *

*
Jason T. McManus manages a short sleeve of this account.

66

The Portfolio Managers

Harbor Capital
Advisors, Inc.
CONFLICTS OF INTEREST
The Advisor may have various interests arising out of its side-by side management of accounts that create incentive to favor one account over another. These include: affiliated accounts in which the Advisor manages accounts on behalf of Harbor as well as on behalf of its clients; single subadvisor and multi-manager products where the individual or group responsible for managing multi-manager products may have access, directly or indirectly, to material non-public information regarding one or more underlying managers as a result of such manager also serving as a subadvisor to a single-subadvisor product, including with respect to management of ETF creation baskets; large accounts and clients which may generate more revenue than smaller accounts or certain strategies which may have higher fees than others, resulting in a potential incentive to favor such high revenue or fee generating accounts; recommendations to different clients to buy or sell securities of the same kind or class at prices that may be different or to execute trades of securities of the same kind or class in opposite directions for different accounts; non-discretionary accounts or models in which a client may be disadvantaged if the Advisor delivers the model investment portfolio after initiating trading for the discretionary accounts or a discretionary client disadvantaged if the non-discretionary clients receive the model investment portfolio and start trading prior to when the Advisor begins trading for the discretionary clients; client accounts which only permit holding securities long versus those that permit short selling and where different client accounts are selling short and holding long potentially impacting the value of the security; the investment of assets of different clients at different levels of an issuer’s capital structure; and financial interests of investment professionals who may invest or have other direct or indirect interests in investment vehicles the Advisor manages, including mutual funds, creating incentive to favor such accounts over others.
Conflicts that are not eliminated are addressed through disclosure and/or adoption of policies and procedures to manage or mitigate such conflicts. The Advisor seeks to disclose material conflicts of interest to our clients and prospective clients and seeks to manage and mitigate conflicts through governance, oversight and the adoption of additional policies and procedures.
COMPENSATION
The Advisor’s compensation methodology for the portfolio managers consists of the following components:
Base Salary. Base salary is a fixed amount determined each year. Each portfolio manager’s base salary is based upon the responsibilities of his or her position with the Advisor, years of service and contribution to the long-term performance of the Advisor.
Annual Cash Bonus. Portfolio managers generally participate in at least one and possibly more bonus programs of the Advisor.
■

Employee Bonus Plan (“EBP”). Most full-time employees of the Advisor participate in the EBP. The EBP provides for a possible incentive payment based upon the Advisor’s EBIT (earnings before interest and taxes) margin percentage compared to its budgeted EBIT margin percentage. Good control over costs is an important factor in achieving the EBP objectives.
■

Senior Management Incentive Program (“SMIP”). Most senior professionals of the Advisor participate in the SMIP or a similar incentive plan. The objectives of the SMIP can vary from year to year, although for front-line portfolio managers, objectives will include performance of the portfolios compared to benchmarks, performance against budgeted earnings and other objectives as may be determined from year to year.
Target percentages for both the EBP and SMIP are established as a percentage of each portfolio manager’s base salary. The percentages used in the calculation of both the EBP and SMIP are determined annually through a performance evaluation process based on qualitative and quantitative factors.
Harbor Cash Appreciation Rights (“H-CARs”). H-CARs represents a long-term incentive plan for senior personnel and certain other staff who have made, and are expected to make, significant contributions to the long-term value of the Advisor. H-CARs may be awarded each year and have an initial value expressed in dollars and equivalent H-CAR units. The value of the awards change over time based upon a formula linked to the Advisor’s pre-tax profitability, with the awards normally vesting in equal amounts over three and five years. Individual awards are typically determined based upon an assessment of the participant’s past and expected future contributions to the performance of the Advisor.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Cook owned no shares of Harbor AlphaEdgeTM Large Cap Value ETF, Harbor AlphaEdgeTM Small Cap Earners ETF, Harbor Human Capital Factor US Large Cap ETF, or Harbor Human Capital Factor Small Cap ETF.
As of October 31, 2025, Ms. Despain beneficially owned shares of Harbor Human Capital Factor US Large Cap ETF and Harbor Human Capital Factor Small Cap ETF each with a value between $1 - $10,000 and no shares of Harbor AlphaEdgeTM Large Cap Value ETF and Harbor AlphaEdgeTM Small Cap Earners ETF.

67

The Portfolio Managers

Harbor Capital
Advisors, Inc. —
Continued
As of October 31, 2025, Mr. Erceg owned shares of Harbor Human Capital Factor US Large Cap ETF with a value between $10,001 - $50,000 and no shares of Harbor AlphaEdgeTM Large Cap Value ETF, Harbor AlphaEdgeTM Small Cap Earners ETF, or Harbor Human Capital Factor Small Cap ETF.
As of October 31, 2025 Messrs. Lerner, Menne, Poynter and Schurmeier each beneficially owned shares of Harbor Multi-Asset Explorer ETF with values between $100,001 - $500,000; $100,001 - $500,000; $50,001 - $100,000 and $50,001 - $100,000, respectively.

Ares Systematic Credit Limited
CONFLICTS OF INTEREST
As a firm with multiple clients, Ares Systematic Credit may, in the normal course of business, be faced with situations that have the potential to give rise to conflicts of interest. Conflicts of interest may occur due to side by side management of client portfolios, which may have overlapping or opposing investment strategies. Members of Ares Systematic Credit’s Portfolio Management team may be engaged in managing client portfolios contemporaneously. Different client portfolios may have differing fee structures. Furthermore, it is not possible to anticipate every situation that may present the risk of a conflict of interest over time. However, in accordance with regulatory requirements, Ares Systematic Credit maintains and operates effective organizational and administrative arrangements with a view to taking all reasonable steps to prevent conflicts of interest from adversely affecting the interests of its clients. Ares Systematic Credit’s organizational and administrative arrangements include a comprehensive suite of compliance polices, employee training and attestations, and a transparent investment process.
COMPENSATION
In setting and reviewing fixed compensation, Ares Systematic Credit takes account of the need to ensure that fixed and variable components of total compensation are appropriately balanced. Fixed compensation is intended to be set at a level that allows Ares Systematic Credit to operate a fully flexible policy on variable compensation while remaining competitive so as to attract and retain key talent.
Variable compensation is discretionary and will only be paid if it is sustainable according to the financial situation of Ares Systematic Credit as a whole and justified according to the overall firm performance, investment team performance and the performance of the individual concerned. In setting performance targets applicable to discretionary variable compensation, there is an emphasis placed on establishing targets that are closely aligned with the strategic focus of Ares Systematic Credit. Non-financial performance related to Ares Systematic Credit 's defined values and behaviors is also taken into account, and this includes compliance with controls and standards governing the relationships with clients and investors, risk management, and value-based behaviors. The target-setting process is also designed to avoid, or to mitigate where avoidance is not possible, conflicts of interest being created or incentivizing conflicts of interest or other behavior that would breach Ares Systematic Credit 's policies, values or commitment to clients.
Ares Systematic Credit employees do not receive compensation from any fund for which Ares Systematic Credit provides investment management services.
Ares Systematic Credit operates an ownership culture amongst employees via its equity incentive plan. Each employee has an equity interest, allowing them to share in the growth of the business.
SECURITIES OWNERSHIP
As of October 31, 2025, Messrs. Flannery, Harper and Thomas did not beneficially own any shares of Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF) or Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF). Mr. Brodsky beneficially owned shares of Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF) with a value between $100,001 - $500,000 and no shares of Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF). Mr. Pesolillo beneficially owned shares of Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF) with a value between $50,001 - $100,000.

Byron Place Capital Management, LLC
CONFLICTS OF INTEREST
Byron Place does not anticipate any material conflicts of interest will arise in connection with Glenn Gawronski’s management of the Fund and the portfolios of other accounts it separately manages. Mr. Gawronski manages a Small Cap Strategy which has his own personal capital, so it the Subadvisor does not believe there will be any conflict of interest given any trades in the strategy will also be made for the Fund. With respect to the Subadvisor’s Absolute Value All Cap strategy accounts, there

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Byron Place Capital
Management, LLC —
Continued
may be some overlap in the stocks that will be held and the Fund, but the Subadivsor does not anticipate any conflict of interest as the strategies are managed independently and Mr. Gawronski’s personal capital is invested in that Absolute Value All Cap strategy. He is incentivized to have both strategies perform well. As such, there would be no incentive to allocate investment opportunities to favor one strategy over another.
COMPENSATION
Mr. Gawronski serves as the portfolio manager for the BPCM Small Cap Strategy (“BCPM Strategy). As the only portfolio manager of BPCM Strategy, Mr. Gawronski is paid based on the Net Income and Cash Flow the firm earns during a given year. Over time, as should the number of Byron Place employees grow, investment performance of the Fund relative to the Russell 2000 benchmark over a 1, 3, 5 and 10-year period may, in part, impact compensation.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Gawronski owned shares of Harbor Active Small Cap ETF with a value between $500,001 - $1,000,000.

C Worldwide Asset Management Fondsmaeglerselskab A/S
CONFLICTS OF INTEREST
The Fund’s portfolio managers manage other accounts which invest in securities of the same type in which the Fund invests. The Subadvisor is aware of its obligation to ensure that when orders for the same securities are entered on behalf of the Fund and other accounts, the Fund receives fair and equitable allocation of these orders, particularly where affiliated accounts may participate. The Subadvisor attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation which provide a methodology for ensuring fair treatment for all clients in situations where orders cannot be completely filled or filled at different prices.
Conflicts of interest among the Fund and other accounts managed by the portfolio managers may exist, which include, but are not limited to, those described below.
Differences in payment structures between the Fund and other accounts involve a conflict of interest. Other clients may have investment objectives that are similar to, or overlap to a greater or lesser extent, with those of the Fund. It is the policy of the Subadvisor to allocate investment opportunities fairly and equitably among the Fund and other clients, where applicable, to the extent possible over a period of time and in each case in a manner consistent with the Subadvisor’s obligations under applicable law.
As a general rule, investment opportunities will be allocated between the Fund and other accounts managed by the portfolio managers for which participation in the respective opportunity is considered appropriate pro rata based on the relative capital size of the accounts. However, the pro rata principle is deviated from in order to take into account cost efficiency for smaller clients. In addition, other considerations may be taken into consideration, including legal or regulatory restrictions, including those that may arise in non-U.S. jurisdictions and such other factors considered relevant. Such considerations may result in allocations among the fund and one or more other clients on other than a pro rata basis.
The portfolio managers will devote as much of their time to the activities of the Fund as they deem necessary and appropriate. The portfolio managers are not restricted from providing services to other clients even though such activities may involve substantial time and resources of the portfolio managers. These activities could be viewed as creating a conflict of interest in that the time and effort of the portfolio managers will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and such other activities.
COMPENSATION
A portfolio manager’s compensation consists of fixed and variable components taking into account individual performance as well as the performance of the Subadvisor. A portfolio manger’s salary is not directly dependent on the performance of the Fund or the level of assets in the Fund.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Knudsen beneficially owned shares of Harbor International Compounders ETF with a value between $10,001 - $50,000. Messrs. Seger, O’Reilly and Kolm did not beneficially own any shares of Harbor International Compounders ETF. Messrs. Akselsen, Christensen, Kalsi and Rathee did not beneficially own any shares of Harbor Emerging Markets Select ETF.

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Disciplined Alpha LLC
CONFLICTS OF INTEREST
Identification of potential conflicts of interest is a high priority for Disciplined Alpha. Employees have a duty to disclose the existence of any material personal or financial interest in any company, by completing the Conflicts of Interest Questionnaire whether a competitor or a company with which Disciplined Alpha seeks to or conducts business. The CCO or its delegate reviews each case to determine if there is a violation of this policy. Employees who fail to comply with the requirements of this policy may be subject to disciplinary action, up to and including termination. Guidelines which help identify potential conflicts are listed below, however, if an employee is unsure about any potential conflict, they should discuss confidentially with a supervisor or the Chief Compliance Officer.
■
Employees must deal with persons doing business with Disciplined Alpha in a fair and objective manner without favor or preference based on financial or personal considerations.
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No employee may hold any, direct or indirect, interest in any company which is a competitor or which seeks to do business with or does business with Disciplined Alpha if such interest has the potential to influence any decision that the employee may make in their duties to Disciplined Alpha.
■
No employee may accept, directly or indirectly, any form of compensation from any person or company as a result of that person or company doing business with Disciplined Alpha.
■
Employees may not accept gifts from any person or company doing business with Disciplined Alpha, except as allowed under allowances in this Code, and in no case if it may be reasonably inferred that the purpose of the gift is to influence the employee in the conduct of Disciplined Alpha’s business.
■
Employees may not enter into business activities with close relatives on behalf of Disciplined Alpha without prior written approval of the Chief Compliance Officer.
1.
Potential Conflicts of Interest
a)
Chief Compliance Officer acting as Portfolio Manager
Kevin Shea is the CCO and is also the portfolio manager of different strategies. This creates a conflict of interest as certain checks and balances put into place in the compliance program would result in the portfolio manager approving or reviewing his own activity. To the extent possible, Disciplined Alpha has developed policies and procedures to mitigate this potential conflict by assigning approval procedures and reviews to another party, generally the Head of Compliance or the Head of Operations.
b)
Soft Dollar Arrangements.
A potential conflict of interest could arise if Disciplined Alpha were to execute securities trades through brokerage firms that provide soft dollar services to Disciplined Alpha. In such cases, the broker may expect commission business in return. Disciplined Alpha’s soft dollar and directed brokerage policy requires Disciplined Alpha to ensure that soft dollar arrangements are clearly documented and disclosed to clients in Disciplined Alpha’s Form ADV Part 2. In addition, Disciplined Alpha’s best execution review includes a review of the use of soft dollars and brokerage commissions.
c)
Trading Multiple Accounts
Disciplined Alpha has a potential conflict of interest if it manages multiple client accounts. In addition, Disciplined Alpha may receive performance-based compensation or higher management fees from certain client accounts, or Disciplined Alpha and/or its affiliates may have made significant investments in any given client account. Accordingly, Disciplined Alpha may be inclined to favor certain accounts over others. Disciplined Alpha’s policies and procedures relating to trade allocation clearly define the treatment of accounts and trade allocation, and are disclosed in its Form ADV Part 2.
d)
Cross Trades
Even in situations in which Disciplined Alpha believes that there is no disadvantage to its client accounts, cross transactions may nonetheless create a conflict of interest because Disciplined Alpha has a duty to obtain the most favorable price for both the selling client and the purchasing client. Disciplined Alpha maintains policies and procedures regarding cross transactions, however, to mitigate any potential conflicts of interest, Disciplined Alpha does not transact using cross trades.
e)
Personal/Proprietary Trading
Disciplined Alpha permits employees to trade securities for their own accounts. Under such circumstances, Disciplined Alpha has a fiduciary obligation to ensure that these individuals or entities put the interests of Disciplined Alpha’s clients before their own personal interests and do not, among other things, “front-run” trades for clients or otherwise favor the individuals’ or entities’ own accounts. Disciplined Alpha maintains policies and procedures regarding personal securities transactions intended to mitigate this potential conflict.
f)
Corporate Opportunities

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The Portfolio Managers

Disciplined Alpha LLC —
Continued
Portfolio managers and other employees of Disciplined Alpha, through their position with Disciplined Alpha, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. These individuals owe a duty to Disciplined Alpha and its clients to advance their interests as outlined in the personal trading policy.
g)
Personal Connections and Outside Business Activities
Potential conflicts may arise as a consequence of the business and other relationships of Disciplined Alpha’s Supervised Persons' immediate family and other close, personal relationships. Additionally, when Disciplined Alpha permits employees to engage in outside business activities, there is the potential that such activities will conflict with the employee’s duties to Disciplined Alpha and its clients. Disciplined Alpha’s Personal Connections and Outside Business Activities policies and procedures aim to mitigate conflicts prior to them arising.
h)
Business Gifts and Entertainment
Employees of Disciplined Alpha may periodically give to or receive gifts from clients and vendors or attend business entertainment events. Gifts and entertainment may also be considered efforts to gain unfair advantage or may impair Disciplined Alpha’s ability to act in the best interests of its clients. Disciplined Alpha maintains policies and procedures regarding the receipt of gifts and attendance at business entertainment events by its employees.
i)
Political Contributions
Disciplined Alpha and its managing members, executive officers and other individuals with a similar status or function may make political contributions to officials of government entities, or candidates for such office, who are, or may be, in a position to influence the award of advisory business. Such political contributions may improperly influence a government entity’s decision to invest its assets with Disciplined Alpha. Disciplined Alpha maintains policies and procedures regarding political contributions to officials of government entities who are in a position to influence the award of advisory business and to candidates for such office and regarding compliance with the Foreign Corrupt Practices Act.
j)
Investments in Securities of Affiliates or Related Persons
If Disciplined Alpha, on behalf of its clients, invests in the securities of its affiliates or related persons, Disciplined Alpha would have a conflict of interest. Affiliates may include funds managed or sub-advised by Disciplined Alpha. Disciplined Alpha does not solicit its clients to invest in any affiliates of Disciplined Alpha.
k)
Insider Trading
Portfolio Managers and other employees of Disciplined Alpha, through their position with Disciplined Alpha, may learn material non-public information. Disciplined Alpha maintains policies and procedures to prevent insider trading and requires employees to certify, at least annually, that they will comply with such policies and procedures.
l)
Valuation of Client Accounts and Allocation of Expenses
Inaccurate valuations of client assets could result in higher fees payable by clients to Disciplined Alpha or inaccurate performance information. Disciplined Alpha maintains policies and procedures relating to the valuation of securities. Inaccurate allocation of expenses between Disciplined Alpha and its clients and/or among clients could result in a breach of Disciplined Alpha’s client arrangements or misleading disclosures. Disciplined Alpha maintains policies and procedures for allocating expenses.
m)Proxy Voting
Disciplined Alpha may be in a position where its interests conflict with the best interests of the client when determining how to vote proxies. Disciplined Alpha’s policies and procedures relating to proxy voting are disclosed in its Form ADV Part 2.
n)
Reporting of Illegal or Unethical Behavior
Unethical or illegal conduct on the part of employees can damage Disciplined Alpha’s reputation and impair its ability to meet its fiduciary duties to clients. Disciplined Alpha maintains policies and procedures regarding the reporting of illegal or unethical behavior by its employees.
2.
Personal Connections
Disciplined Alpha seeks to identify potential conflicts of interest that may arise as a consequence of the business and other relationships of Supervised Persons and their immediate family members with those who have access or potential access to sensitive confidential information (such persons are referred to in this policy as, “Personal Connections”). At the time a Supervised Person becomes an employee of Disciplined Alpha and annually thereafter, a Supervised Person is required to submit a certification providing certain information about his or her Personal Connections.

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Disciplined Alpha LLC —
Continued
If a potential conflict exists, employees shall refrain from the following (unless specifically approved by the Chief Compliance Officer or its delegate):
■
arranging or negotiating the terms of any business relationship between the subject company and Disciplined Alpha (e.g., service contracts, subscription agreements, side letters), and
■
engaging in any transactions with the subject company on behalf of Disciplined Alpha.
Additionally, Disciplined Alpha will seek to address any potential conflicts by taking any other appropriate measures, including the implementation of any investment restrictions relating to client accounts or personal trading.
COMPENSATION
Disciplined Alpha’s investment personnel and key employees are paid a fixed salary and a discretionary bonus. Variable compensation is based on team performance and is aligned with the investment results of Disciplined Alpha’s clients. The compensation approach is based on collaboration and is not tied to the investment results of any particular client. Disciplined Alpha believes this minimizes potential conflicts of interest and deters any individual from taking undue risks. Mr. Shea is the majority owner of the firm and a portfolio manager. Profits derived from the firm overall are components of the portfolio manager’s compensation.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Shea did not beneficially own any shares of Harbor Long-Short Equity ETF.

EARNEST Partners LLC
CONFLICTS OF INTEREST
EARNEST Partners is responsible for managing Harbor AI Inflection Strategy ETF, Harbor Mid Cap Core ETF, Harbor Mid Cap Value ETF, Harbor SMID Cap Core ETF, Harbor SMID Cap Value ETF, Harbor Emerging Markets Equity ETF and Harbor International Equity ETF in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than Harbor AI Inflection Strategy ETF, Harbor Mid Cap Core ETF, Harbor Mid Cap Value ETF, Harbor SMID Cap Core ETF, Harbor SMID Cap Value ETF, Harbor Emerging Markets Equity ETF and Harbor International Equity ETF and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.
EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a manner that it believes to be fair and equitable. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment team, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.
COMPENSATION
All EARNEST Partners personnel are paid a fixed salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. EARNEST Partners also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.
Mr. Viera is an owner of the firm. Equity ownership and profits derived therefrom are another component of compensation for the portfolio manager.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Viera did not beneficially own any shares of Harbor AI Inflection Strategy ETF, Harbor Mid Cap Core ETF, Harbor Mid Cap Value ETF, Harbor SMID Cap Core ETF, Harbor SMID Cap Value ETF, Harbor Emerging Markets Equity ETF and Harbor International Equity ETF.

Granahan Investment Management LLC
CONFLICTS OF INTEREST
In addition to the Fund, the portfolio managers jointly manage accounts for other individual and institutional clients as noted above.
As a result, potential conflicts of interest may arise as follows:

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Granahan Investment
Management LLC —
Continued
Allocation of Limited Time and Attention. The portfolio managers may devote unequal time and attention to the management of all accounts. As a result, the portfolio managers may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote substantially more attention to the management of one account.
Allocation of Limited Investment Opportunities. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among other accounts.
Pursuit of Differing Strategies. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some accounts or may decide that certain of these accounts should take differing positions (i.e., may buy or sell the particular security at different times or the same time or in differing amounts) with respect to a particular security. In these cases, the portfolio managers may place separate transactions for one or more accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio managers differ among accounts. While Granahan only charges fees based on assets under management for the Fund and strives to maintain uniform fee schedules, it does have different fee schedules based on the differing advisory services required by some accounts, including performance-based compensation. Consequently, though the differences in such fee rates are slight, the portfolio managers may be motivated to favor certain accounts over others. In addition, the desire to maintain assets under management or to derive other rewards, financial or otherwise, could influence the portfolio managers in affording preferential treatment to those accounts that could most significantly benefit Granahan.
Granahan and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the subadviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
COMPENSATION
All analysts and portfolio managers at Granahan are compensated with a base salary plus an annual bonus and profit sharing. Bonuses are based on an objective formula and have the potential to double, or more, an analyst or portfolio manager’s salary. The bonus formula accounts for individual contribution and performance sector teams (if applicable), with emphasis on three-year rolling performance against the applicable benchmark(s). The subadviser believes that the formula promotes accountability and sector teamwork and aligns Granahan employees’ interests with those of its clients.
The portfolio managers for all sole-managed strategies, as well as for the Fund’s strategy, are also compensated on a performance-based revenue share with respect to assets directly managed by the portfolio manager in those strategies. Internal performance goals for the portfolio managers are based on the Fund’s benchmark, the Russell 2000® Growth Index. Employee shareholders of Granahan are also compensated through their equity in the firm, in the form of dividends.
SECURITIES OWNERSHIP
As of October 31, 2025, Messrs. Beja, Harrison, Rose, Watson, and Jiang did not beneficially own any shares of Harbor Active Small Cap Growth ETF.

Income Research + Management
CONFLICTS OF INTEREST
IR+M’s management of other accounts may give rise to potential conflicts of interest in connection with its management of the Fund’s investments on the one hand and the investments of the other accounts on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. IR+M does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, IR+M believes that it has adopted policies and procedures that are reasonably designed to manage those conflicts.
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that IR+M’s portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, IR+M has adopted policies and procedures believed to be reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

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Income Research +
Management — Continued
A potential conflict of interest may arise as a result of IR+M’s portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that IR+M or its portfolio managers receive, or expect to receive, greater compensation from their management of certain other accounts, that have higher base fee rates or incentives fees, than from the Fund. Notwithstanding this theoretical conflict of interest, it is IR+M’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, IR+M has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while IR+M’s portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given their investment objectives and related restrictions.
COMPENSATION
Compensation is one component of IR+M’s total rewards package. We invest in our employees by offering them tangible rewards – like competitive compensation and medical benefits as well as attractive retirement benefits, vacation time, unlimited sick time, floating holidays, and tuition and certification reimbursement. Equally important are our intangible benefits. Our status as an employee-owned firm allows us to maintain our unique culture of collaboration and collegiality. This environment provides individuals access to senior leaders, and we are committed to helping individuals grow their careers at IR+M through our learning and development opportunities.
Specific to compensation, all employees, including all members of our Investment Team, are compensated with a competitive salary plus bonus. The firm bonus pool is dictated by the firm’s ability to achieve its annual goals, which includes the profitability of IR+M. An individual’s bonus is based on the employee’s overall contribution to the firm’s and their team’s success. Our goal is to have collaborative high-performing teams that deliver for our clients, not to incentivize individual contributions over results. The qualitative drivers of bonus decisions are the beliefs represented in our Core Values: Invested, Respectful, Positive, and Motivated.
Our Core Values ensure our dedication to these premises: Invested – in our people and in the community around us; Respectful – of our differences and reaching out to learn, grow and make our firm more inclusive; Positive – that we are better together; and Motivated – to advocate for change and to enjoy the journey.
Separate from compensation, as a long-term incentive, key employees may be offered the opportunity to purchase equity in IR+M. Equity participation is driven by significant and consistent contribution and demonstrated commitment to the firm.
IR+M does not believe its compensation structure provides any IR+M employee with incentive to take undue risks.
SECURITIES OWNERSHIP
As of October 31, 2025, Messrs. Sheldon, Gubitosi, O’Neill, Pate, Remley and Walker and Mses. Campbell and Schiappa did not beneficially own any shares of Harbor Disciplined Bond ETF.

Jennison Associates LLC
CONFLICTS OF INTEREST
Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management creates an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has an incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
■
Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Jennison also permits securities that are held long by one fundamental portfolio manager to be held short by another fundamental portfolio manager. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a

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Jennison Associates
LLC — Continued
long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, Jennison has conflicts of interest in determining the timing and direction of investments.
■
Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
■
Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
■
Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. This creates an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts creates an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison, which creates an incentive for Jennison to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
■
Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for non-discretionary models that are derived from discretionary portfolios can be communicated before or after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
■
Higher fee paying accounts or products or strategies: In general, Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
■
Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
■
Side Letters: Jennison has entered into side letters with respect to certain of the funds that Jennison manages, and will likely do so with respect to funds that Jennison manages in the future. Such side letters are agreements with investors in the funds (including affiliated investors) that grant such investors terms and conditions more advantageous than those granted to other investors. For example, some investors have side letters granting reduced fees or expenses, or access to more frequent or detailed information regarding the fund’s investments to the extent permitted by applicable law. For certain investors in commingled funds managed by Jennison, Jennison rebates a portion of the management fee paid to it. The rebate is either reinvested into the fund on behalf of the investors or is paid to the investor in, as agreed with the investor. In some instances, Jennison could have multiple side letters with respect to a single fund, each with a different investor.

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Jennison Associates
LLC — Continued
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
■
Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and new issues, and the allocation of transactions across multiple accounts.
■
Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long by the same portfolio manager.
■
Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
■
Jennison has adopted a code of ethics and policies relating to personal trading.
■
Jennison has adopted a conflicts of interest policy and procedures.
■
Jennison provides disclosure of these conflicts as described in its Form ADV brochure.
COMPENSATION
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals are compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the cash bonus represents the majority of an investment professional’s compensation.
Investment professionals’ total compensation is determined through a process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio managers are listed below.
The quantitative factors reviewed for the portfolio managers may include:
■
One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
■
The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

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Jennison Associates
LLC — Continued
The qualitative factors reviewed for the portfolio managers may include:
■
The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
■
Qualitative factors such as teamwork and responsiveness;
■
Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
■
Historical and long-term business potential of the product strategies.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. McManus beneficially owned shares of Harbor Long-Term Growers ETF with a value of $100,001 - $500,000 and beneficially owned shares of Harbor Transformative Technologies ETF with a value of $1 - $10,000. Messrs. Boyer and Koney and Ms. Kuhlkin did not beneficially own any shares of Harbor Long-Term Growers ETF. Messrs. Rubinstein and Sartorius did not beneficially own any shares of Harbor Transformative Technologies ETF.

Osmosis Investment Management US LLC
CONFLICTS OF INTEREST
A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Funds, which may have similar or different investment guidelines and objectives. Osmosis manages accounts with asset-based fees alongside accounts with performance-based fees. Osmosis recognizes that such arrangements may create an incentive to favor higher fee-paying accounts over other accounts in the allocation of investment opportunities. In addition, there may be an incentive to favor accounts for which the principals have a personal capital investment.
In order to address these potential conflicts, Osmosis has investment and trade allocation policies and procedures, a comprehensive Code of Ethics and investment management oversight processes in place. Osmosis has implemented policies and procedures that govern the allocation of portfolio transactions and investment opportunities across its clients. Portfolio managers are not able to operate outside pre-agreed risk constraints in Osmosis strategies, and compliance checks as well as other checks and balances aim to ensure that undue risks in pursuit of extra returns cannot be taken.
COMPENSATION
Employees are currently remunerated with a basic salary, a discretionary bonus tied to performance and an equity share plan for key staff. All staff are eligible for equity bonus awards subject to performance and commitment expectations. Staff have participated in direct equity participation programs (at an Osmosis Group level) and will do so further via a specially created employee benefit trust.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Stephen did not beneficially own any shares of Harbor Osmosis Emerging Markets Resource Efficient ETF or Harbor Osmosis International Resource Efficient ETF.

PanAgora Asset Management, Inc.
CONFLICTS OF INTEREST
The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts (“SMA’s”), as well as incubated accounts. The other accounts might have similar investment objectives as the fund, or hold, purchase or sell securities that are eligible to be held, purchased or sold by the fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, PanAgora Asset Management, Inc. (“PanAgora”) does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.
A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund. However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
A potential conflict of interest may arise as a result of the portfolio managers’ management of the fund, and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the fund. This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the fund. Notwithstanding this theoretical conflict

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The Portfolio Managers

PanAgora Asset
Management, Inc. —
Continued
of interest, it is PanAgora’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the fund, such securities might not be suitable for the fund given its investment objective and related restrictions.
COMPENSATION
All PanAgora investment professionals receive industry competitive salaries (based on an annual benchmarking study) and have the opportunity to be rewarded with meaningful performance-based annual bonuses. All employees of PanAgora are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts. Long-term investment performance is typically assessed based on performance over multiple time periods against competitors or, for certain strategies, against other relevant investment benchmarks. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and also reflect the performance of PanAgora as a firm. Such targets are reviewed each year to adjust for changes in responsibility and market conditions.
In addition, certain PanAgora employees own non-voting interests in PanAgora via PanAgora’s management equity plan. Assuming all employee stock and options are issued and exercised, up to 20% of the economic interests in PanAgora can be owned, in the aggregate, by PanAgora employees. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.
SECURITIES OWNERSHIP
As of October 31, 2025, neither Dr. Lee nor Mr. Mussalli beneficially owned any shares of Harbor PanAgora Dynamic Large Cap Core ETF.

Quantix Commodities LP
CONFLICTS OF INTEREST
Potential conflicts of interest may arise when there is side-by-side management of similar strategies in registered investment vehicles, private funds and separately managed accounts. The other accounts may have similar investment objectives or strategies as the Funds, may track the same index that the Funds track, and may buy or sell securities or other financial instruments that are eligible to be held, sold or purchased by the Funds. An investment opportunity may be suitable for the Funds as well as for any of the other accounts. Different vehicles may have different fee structures, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities.
Quantix’s policies and procedures have been designed to identify and properly disclose, mitigate, and/or eliminate applicable conflicts of interest, including in the allocation of investment opportunities, in accordance with regulatory requirements. These include regular review, training and attestations.
COMPENSATION
Compensation for the portfolio managers consists of a fixed salary and either a share of the profits of the Firm or a discretionary bonus. Profit sharing can comprise most of the portfolio manager’s compensation package. None of the compensation for the portfolio manager is directly related to the performance of Harbor Commodity All-Weather Strategy ETF, but is indirectly linked to the success of the Fund and other clients.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Casturo beneficially owned shares of Harbor Commodity All-Weather Strategy ETF with a value between $100,001 - $500,000. Mr. Cepeda, Mr. Glanfield and Ms. Kavchak did not beneficially own any shares of Harbor Commodity All-Weather Strategy ETF.

Westfield Capital Management
Company, L.P.
CONFLICTS OF INTEREST
The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.

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The Portfolio Managers

Westfield Capital
Management
Company, L.P. —
Continued
Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.
Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.
In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.
Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.
Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.
Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.
Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.
In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.
Westfield has an agreement with an independent third-party solicitation firm (also known as a promoter) to solicit and service institutional clients outside of the United States and Canada. The solicitor is compensated via a monthly retainer fee in addition to a percentage of the advisory fee paid by a referred client. Referred clients should be aware of inherent conflicts of interest between the solicitation firm and Westfield with respect to the promoter/referral arrangement. Promoters could refer potential

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The Portfolio Managers

Westfield Capital
Management
Company, L.P. —
Continued
clients to Westfield because they will be paid a fee and not necessarily because Westfield provides appropriate and suitable investment strategies for the client. To mitigate this conflict, Westfield’s Marketing and Client Service team will be involved in the review of all prospects to ensure suitability. In addition, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding.
COMPENSATION
Members of the Westfield Investment Committee are eligible to receive various components of compensation:
■
Investment Committee members receive a base salary commensurate with industry standards.
■
Investment Committee members are also eligible to receive an annual performance-based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.
■
Investment Committee members may also be eligible to receive equity interests in the future profits of Westfield.  Individual awards are typically determined by a member’s overall performance within the firm, including but not limited, to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm.  Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield.  This compensation is in addition to the base salary and performance-based bonus.
SECURITIES OWNERSHIP
As of October 31, 2025, Mr. Muggia beneficially owned shares of Harbor Dividend Growth Leaders ETF with a value over $1,000,000 and Messrs. Muggia and Renna did not beneficially own any shares of Harbor Health Care ETF.

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The Distributor

Foreside Fund
Services, LLC
Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), (the “Distributor”) acts as the principal underwriter and distributor of each Fund’s shares. Its principal address is 190 Middle Street, Suite 301, Portland, ME 04101. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

Distribution Plans
The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund except Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF) (the “Plan”). Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of investor services.
No Rule 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. In addition, no such fee may be paid in the future without further approval by the Board. However, in the event that Rule 12b-1 fees are charged in the future, because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment in the Funds.

81

Shareholder Services

Payments to Financial Intermediaries
Unaffiliated financial intermediaries, including broker-dealers, banks, trust companies, employee benefit plan and retirement plan administrators, could be compensated for providing distribution, recordkeeping and/or similar services to shareholders who hold their Fund shares through accounts that are maintained by the intermediary. Financial intermediary fees may be in the form of asset-based, transaction-based, or flat fees. The Advisor or its affiliates have in the past and could in the future compensate, out of their own assets, certain unaffiliated financial intermediaries for distribution of shares of a Fund and for providing shareholder recordkeeping and other similar services to shareholders who hold their shares of a Fund through accounts that are maintained by the financial intermediaries.
In addition, the Advisor and its affiliates have in the past and could in the future pay certain financial intermediaries for certain activities related to the Fund, other Harbor funds or exchange-traded products in general. This may include activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund and other Harbor funds, or for other activities, such as marketing and/or fund promotion activities and presentations, educational training programs, conferences, data analytics and support, the development of technology platforms and reporting systems.
The Advisor has in the past and could in the future also make payments to financial intermediaries for certain printing, publishing and mailing costs or materials relating to the Fund, other Harbor funds or exchange-traded products or for promoting or making shares of the Fund, other Harbor funds or exchange-traded products available to their clients, which may include intermediaries that allow customers to buy and sell fund shares without paying a commission or other transaction charge. The Advisor or its affiliates make these payments from their own assets and not from the assets of the Fund. These payments do not increase the expenses paid by investors for the purchase of Fund shares, or the cost of owning a Fund. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to a financial intermediary may be significant to the intermediary, and amounts that intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because a financial intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, these payments could create conflicts of interest between the intermediary and its clients and these financial incentives may cause the intermediary to recommend the Fund, other Harbor funds, or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or investment professional if he or she receives similar payments from his or her firm.

82

Code of Ethics

Code of Ethics
Harbor ETF Trust, the Advisor, each Subadvisor and the Distributor have each adopted a code of ethics that complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/directors, officers and designated employees who have access to information concerning portfolio securities transactions of Harbor ETF Trust (“Access Persons”) from using that information for their personal benefit or to the disadvantage of Harbor ETF Trust. These codes of ethics are also designed to prevent both Access Persons and all employees of the Advisor from profiting from short-term trading in shares of any Harbor ETF Trust indicated. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities that may be purchased or held by Harbor ETF Trust, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low, such as unaffiliated open-end mutual fund shares and money market instruments). Each of the codes of ethics is on public file with, and is available from, the SEC.
The Advisor relies on each Subadvisor to fulfill its responsibility for monitoring the personal trading activities of the Subadvisor’s personnel in accordance with the Subadvisor’s code of ethics. Each Subadvisor provides Harbor ETF Trust’s Board of Trustees with a quarterly certification of the Subadvisor’s compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code of ethics.

83

Portfolio Holdings

Portfolio Holdings Disclosure Policy
The Board of Trustees has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings and the disclosure of statistical information about the Funds’ portfolios.
These policies and procedures are designed to strike an appropriate balance between providing enough information to help investors understand the Funds’ recent historical performance and at the same time ensuring that investors do not receive information which would enable them to trade based on that information to the detriment of the Fund or its other shareholders. As an overarching principle, these policies and procedures prohibit the Funds and any service provider to the Funds, including the Advisor, from entering into any arrangement to receive any compensation or consideration, either directly or indirectly, in return for the disclosure of a Fund’s non-public portfolio holdings.
On each business day, before the opening of regular trading on the listing exchange, each Fund will provide a full list of holdings daily on harborcapital.com. In addition, a basket composition file, which includes the security names and share quantities or amounts to deliver in exchange for Fund shares and may overlap with actual or expected Fund holdings, is publicly disseminated via the National Securities Clearing Corporation (“NSCC”).
For purposes of these policies and procedures, “portfolio holdings” means the individual securities or other instruments held by a Fund. This includes equity and fixed income securities, such as stocks and bonds, and derivative contracts, such as futures, options and swaps held by the Funds. “Portfolio holdings” does not include information that is derived from (but does not include) individual portfolio holdings, such as statistical information about a Fund or a Fund’s aggregate cash position. Statistical information includes information such as how a Fund’s portfolio is divided (in percentage terms) among various industries, sectors, countries, value and growth stocks, small, mid and large cap stocks, credit quality ratings, and maturities. Statistical information also includes financial characteristics about a Fund’s portfolio such as alpha, beta, R-squared, information ratio, Sharpe ratio, various earnings and price based ratios (such as price-to-earnings, price-to-book, and earnings growth), duration, maturity, market capitalization, and portfolio turnover.
While statistical information is not considered “portfolio holdings,” the policies and procedures adopted by the Board of Trustees limit the disclosure of statistical information derived from portfolio holdings which have not yet been publicly disclosed to further ensure that such information could not be used in a manner that is adverse to the Funds. Specifically, statistical information derived from non-public portfolio holdings data may only be based on a Fund’s month end portfolio holdings data and then may only be released beginning 5 days after that month end date. In addition, only the Officers of the Trust and certain employees of the Advisor are authorized to release such statistical information and they may not do so if they reasonably believe that the recipient of that statistical information, could use that information as a basis on which to trade in the Fund shares to the detriment of the Fund or its other shareholders. Statistical information may be provided to existing or potential shareholders in the Funds and to their representatives for the sole purpose of helping to explain a Fund’s recent historical performance.
Current and prospective investors from time to time may request different or more extensive historical portfolio holdings information for a Fund than has previously been publicly disclosed to assist them in their assessment of the consistency of the investment process of the Subadvisor and/or Advisor, as applicable, through different past market environments. To the extent the requested portfolio holdings information is for periods that precede the date of the most recent publicly disclosed portfolio holdings information, it is considered stale and may be released to investors or prospective investors and others upon request without needing to be separately publicly disclosed. Because historical portfolio holdings information must have been superseded by the public disclosure of more recent portfolio holdings information before it can be released, the information should normally not enable any recipient to trade for its own benefit to the detriment of the Fund.
The policies and procedures adopted by the Board of Trustees also prohibit the disclosure of non-public portfolio holdings to third parties except in certain limited circumstances where the Funds or a service provider has a legitimate business purpose for disclosing that information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. The Chief Compliance Officer of the Funds must authorize any such disclosure in those limited circumstances.
Harbor ETF Trust seeks to avoid potential conflicts between the interests of the Funds’ shareholders and those of the Funds’ service providers and ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of a Fund and its shareholders. Harbor ETF Trust seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for a Fund and by requiring any such disclosure to be authorized in the manner described above. The Board of Trustees receives a report at least annually concerning the effectiveness and operation of the Funds’ policies and procedures, including those governing the disclosure of portfolio information.

84

Portfolio Holdings

Portfolio Holdings
Disclosure Policy —
Continued
The Advisor, the Subadvisor and their affiliates may provide investment advice to clients (including funds) other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients may have portfolios consisting of holdings substantially similar to those of the Funds and may be subject to different holdings disclosure policies.  These clients are not subject to the portfolio holdings disclosure policies and procedures described herein and do not owe the Advisor,  respective Subadvisor or Fund a duty of confidentiality with respect to disclosure of their portfolio holdings. The Advisor, Subadvisor, Custodian, Distributor and other service providers to the Fund, may receive non-public portfolio holdings information in the course of performing services to the Funds, the Subadvisor and/or Advisor, but are subject to legal obligations to not disseminate or trade on non-public information concerning the Trust.

85

Proxy Voting

Proxy Voting Policy
REPORTING
A Vote Summary will be prepared for each client that requests Harbor Capital to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by Harbor Capital.
DELEGATED PROXY VOTING RESPONSIBILITY
Oversight
For Funds with a discretionary Subadvisor, Harbor Capital delegates proxy voting to the Subadvisor. In each instance where proxy voting responsibility has been delegated to one or more Subadvisors, Harbor Capital’s Legal and Compliance Team is responsible for the oversight with respect to such delegated responsibilities, including reviewing the proxy voting policies, procedures, and/or proxy voting guidelines of each such Subadvisor (the “Subadvisor Proxy Voting Guidelines”). The Legal and Compliance Team must determine that the Subadvisor Proxy Voting Guidelines are reasonably designed to ensure that the Subadvisor would be able to administer the proxy voting process generally and vote proxies specifically in a manner which would be in the best interests of the respective client before Harbor Capital will delegate proxy voting responsibility to a Subadvisor. The Legal and Compliance Team will review any amendments to the Subadvisor Proxy Voting Guidelines to ensure that the guidelines continue to meet that standard. Harbor Capital will not delegate voting authority to any third party that does not also serve in a fiduciary capacity. In addition, each Subadvisor must accept the delegation of this responsibility.
Harbor Capital does not review individual voting decisions by the Subadvisors but considers their proxy voting policies, procedures, and/or guidelines as part of its overall assessment of the Subadvisor’s compliance program. If Harbor Capital is not satisfied with the Subadvisor’s overall performance, including as a result of proxy voting decisions which are not in Harbor Capital’s client’s best interests, Harbor Capital may replace the Subadvisor or recommend the replacement of the Subadvisor to the Board of Trustees.
Harbor Capital will normally not be privy to a Subadvisor’s proxy voting decision until after the vote is cast and the shareholder meeting has occurred. While Harbor Capital does retain the right to override any proxy voting decision by a Subadvisor (when Harbor Capital believes that a voting decision would not be in the best interests of its client), Harbor Capital does not expect to be able to exercise that authority as a matter of course. Such an override could only occur in the unusual circumstance where the Subadvisor consults with Harbor Capital prior to casting a vote.
The Subadvisors operate independently of each other and it is feasible that the Subadvisors will come to different voting decisions on the same or similar proposals. As long as the Subadvisors are acting in what they believe to be the best interests of the client when making their proxy voting decisions, Harbor Capital believes that the client will, as a whole, benefit from each Subadvisor applying its own analysis to the proxy voting decision. Differences in such analyses may occur, for example, depending on whether a Subadvisor considers a proxy advisory firm’s recommendations or additional information provided by an issuer during the proxy voting process.
Conflicts of Interest
Delegation of proxy voting responsibility to Subadvisors should generally adequately address any possible conflicts of interest with respect to Harbor Capital. In addition, as part of the Legal and Compliance Team’s review of the Subadvisor Proxy Voting Guidelines, the Legal and Compliance Team seeks to ensure that the Subadvisor has implemented its own procedures to monitor and resolve conflicts of interest in the proxy voting process.
Recordkeeping
For assets with respect to which proxy voting responsibilities have been delegated to one or more Subadvisors, each such Subadvisor is responsible for retaining the materials regarding votes cast by them. Each Subadvisor is required to provide to Harbor Capital, upon request, the necessary information regarding its proxy voting record to enable Harbor Capital to prepare the Form N-PX for any subadvised products. Harbor Capital will retain this information, along with each Subadvisor’s Proxy Voting Guidelines and any certifications provided by the Subadvisors as to their compliance with their policies and procedures, for six years.
For the proxy voting policy of each discretionary Subadvisor, please see Appendix A. Quantix does not typically invest in voting securities on behalf of the Funds for which it serves as Subadvisor. Therefore, it is not expected that Quantix would be in a position to vote proxies.

86

Proxy Voting

Proxy Voting Policy —
Continued
PROXY VOTING RESPONSIBILITY RETAINED BY HARBOR CAPITAL
In each instance where Harbor Capital has retained proxy voting authority, Harbor Capital is obligated to vote proxies in a manner consistent with its fiduciary duty to act in the best interests of shareholders. Normally, this means that it will vote or administer the voting of ballots in accordance with Harbor Capital’s proxy voting guidelines (the “Proxy Voting Guidelines”).
In order to facilitate the proxy voting process with respect to assets for which Harbor Capital retains proxy voting responsibilities, Harbor Capital has engaged a proxy advisory firm (the “Advisory Firm”) to provide research, analysis, and voting recommendation consistent with the Proxy Voting Guidelines. In addition, the Advisory Firm will provide research and reporting related to the proxy proposals. For certain international securities, Harbor Capital may utilize another firm (the “Voting Agent”) for the execution of votes. Together the Advisory Firm and Voting Agent are referred to as Proxy Service Providers.
Meeting Notification
Harbor Capital utilizes the Proxy Service Providers’ voting agent services to notify it of upcoming shareholder meetings for portfolio companies, to vote proxies on its behalf in accordance with Harbor Capital’s Proxy Voting Guidelines and to administer the transmission of votes. The Proxy Service Providers track and reconcile holdings against incoming proxy ballots. Meeting and record date information is updated daily through the Proxy Service Providers’ web-based applications. The Proxy Service Providers also is responsible for maintaining copies of all proxy statements received and for promptly providing such materials upon Harbor Capital’s request. All efforts will be made to vote proxies in a timely manner, and any delay in voting a ballot will be investigated to determine the cause and how to prevent recurrence in the future.
Vote Determination
Ballots that are processed by the Proxy Service Providers will be voted in accordance with Harbor Capital’s Proxy Voting Guidelines. In evaluating certain corporate action proposals, Harbor Capital will gather information from a variety of sources, including, but not limited to, management or shareholders of a company presenting a proposal, and independent proxy research services (such as the Advisory Firm). Final authority and responsibility for proxy voting decisions rests with Harbor Capital, taking into account the Proxy Voting Guidelines and Harbor Capital’s fiduciary duty to act in the best interests of clients. Harbor Capital is responsible for maintaining documentation and assuring that it adequately reflects the basis for any vote that is cast in a manner that deviates from the Proxy Voting Guidelines.
Vote Execution, Monitoring of the Voting Process and Minutes
Ballots will be cast in accordance with the Proxy Voting Guidelines by the Advisory Firm, which is authorized to automatically vote based on those guidelines. For ballots received by the Voting Agent, Harbor Capital must manually instruct the Voting Agent on how to vote, following the Proxy Voting Guidelines. In each case the respective firm will then transmit the votes to the proxy agents or custodian banks.
While not expected to be a frequent occurrence, Harbor Capital can change a vote already submitted by the Proxy Service Providers, if necessary.
Harbor Capital is responsible for preparing minutes to document the rationale for instances where it voted in a manner different from the Proxy Voting Guidelines of the Advisory Firm and for decisions with respect to corporate actions. Such minutes will be retained for six years.
Conflicts of Interest
Where Harbor Capital retains proxy voting responsibilities, it has the obligation to assess the extent, if any, to which there may be a material conflict between the interests of an account on the one hand and Harbor Capital and its affiliates, directors, officers, employees (and other similar persons) on the other hand.
If Harbor Capital determines that a conflict may exist, it will resolve the conflict as outlined below and promptly report the matter and its resolution to Harbor Capital’s Chief Compliance Officer. Harbor Capital is authorized to resolve any such conflict in a manner that is in the best interests of its clients. Normally, a conflict will be resolved in any of the following manners:
■
If the proposal that gives rise to a conflict is specifically addressed in the Proxy Voting Guidelines, the proxy will be voted in accordance with the pre-determined Proxy Voting Guidelines, provided that such pre-determined guidelines involve little or no discretion on the part of Harbor Capital;
■
Harbor Capital may disclose the conflict to affected clients and obtain the client’s consent before voting in the manner approved by such client;
■
Harbor Capital may engage an independent third party to determine how the proxy should be voted; or

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Proxy Voting Policy —
Continued
■
Harbor Capital may, where feasible, establish an ethical wall or other informational barriers between the person(s) involved in the conflict and the person(s) making the voting decision in order to insulate the decision maker from the conflict.
A member of the Legal and Compliance Team will report all conflicts, and the management thereof, to Harbor Capital’s Board of Directors on an annual basis.
Harbor Capital will use commercially reasonable efforts to determine whether a conflict may exist, and a conflict will be deemed to exist if, and only if, Harbor Capital knew, or reasonably should have known, of the conflict at the time of the vote.
Acquiring Fund Obligations applicable only to Rule 12d1-4 Fund of Funds Arrangements
Mirror Voting Conditions
A Harbor Acquiring Fund and the Harbor advisory group (as defined in Rule 12d1-4 under the Investment Company Act) must vote their respective securities in a Non-Harbor Acquired Fund in the same proportion as the vote of all other holders of such securities under the following circumstances:
■
To the extent that a Harbor Acquiring Fund and the Harbor advisory group, in the aggregate, hold more than 25% of the outstanding voting securities of a Non-Harbor Acquired Fund that is a registered open-end management investment company or registered UIT as a result of a decrease in the outstanding voting securities of such Non-Harbor Acquired Fund; or
■
To the extent that a Harbor Acquiring Fund and the Harbor advisory group, in the aggregate, hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or BDC.
Notwithstanding these conditions, in circumstances where all holders of the outstanding voting securities of the Acquired Fund are required by Rule 12d1-4 or otherwise under section 12(d)(1) to vote securities of the Acquired Fund in the same proportion as the vote of all other holders of such securities, the Harbor Acquiring Fund will seek instructions from its security holders with regard to the voting of all proxies with respect to such Acquired Fund securities and vote such proxies only in accordance with such instructions.
Recordkeeping
Where Harbor Capital retains proxy voting responsibilities, the Proxy Service Providers will serve as recordkeeper for all ballots processed through their respective platforms, including any research reports provided in the voting decisions. Harbor Capital will require sufficient information regarding its proxy voting record to enable it to prepare the Form N-PX for such products, if applicable.
PROXY VOTING GUIDELINES
Harbor Capital’s goal and intent is to vote or administer the voting of all proxies in the best interests of shareholders. In each instance where Harbor Capital has retained proxy voting authority, it will generally administer proxy voting in according with the following guidelines.
Consideration Given to Company Recommendations
One of the primary factors a Fund portfolio manager considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Proxy Voting Guidelines were developed with the recognition that an operating company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to oversight by the company’s board of directors, while staying focused on maximizing shareholder value over the long-term. Accordingly, Harbor Capital believes that the recommendation of the company’s board of directors on most issues should be given weight in determining how proxy issues should be voted. This reflects the basic investment philosophy that good management is shareholder focused. However, the position of the company’s board of directors will not be supported if such position is determined not to be in the best interests of the Fund holding the investment.
Boards and Boards of Directors
Harbor will support boards with a majority of independent directors and key committees that are comprised entirely of independent directors.
Companies should attest to the independence of directors who serve on the compensation and audit committees. Harbor will vote against or withhold votes from inside directors who serve on the compensation and audit committees, unless the company is majority controlled by such inside director or affiliated beneficial owners.
Harbor will vote against or withhold votes from outside directors who do not meet certain criteria relating to the directors’ independence.
Harbor will vote against or withhold votes from any director who attends less than 75% of scheduled board meetings without valid reasons for absences.

88

Proxy Voting

Proxy Voting Policy —
Continued
Harbor will support all directors on the nominating committee when the committee is made up of a majority of independent directors and when the nominating committee is chaired by an independent board member. Harbor also will support inside directors who serve on the nominating committee of a company that is majority controlled by such inside director or affiliated beneficial owners.
Harbor will hold directors accountable for the actions of the committees on which the directors serve. For example, Harbor will vote against or withhold votes from nominees who serve on compensation committees that propose or approve equity-based compensation plans that unduly dilute the ownership interests of shareholders or propose or approve compensation plans that appear to be excessive or inappropriate given competitive compensation levels, company performance or other appropriate factors that, in the opinion of Harbor, warrant consideration in evaluating the compensation plan.
Harbor will vote against or withhold votes from directors who sit on an excessive number of public company boards.
In most cases, Harbor will support efforts to declassify existing boards and vote against efforts by companies to adopt classified board structures.
In the case of contested board elections, Harbor will evaluate the nominees’ qualifications and the performance of the incumbent board, as well as the rationale behind the dissidents’ campaign.
Majority Vote Standard
Harbor support efforts to implement a majority vote standard for the election of directors. However, Harbor may take into account the extent to which a company has taken other reasonable steps to achieve the same objective and may vote against a majority vote proposal when Harbor believes such other steps are in fact reasonable. For example, Harbor believes that an appropriately tailored director resignation policy adopted by the company (i.e., requiring a director to resign upon receiving a majority “withhold” vote) would normally achieve the same objective as a majority vote standard for the election of directors.
Cumulative Voting
Harbor will vote against cumulative voting proposals on the premise that cumulative voting allows shareholders a voice in director elections that is disproportionate to the shareholders’ economic investment in the company. Cumulative voting allows a shareholder to cast all of his or her votes for a single director.
Approval of Independent Auditors
Harbor will support a relationship between a company and its auditors that is limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, cause the auditor’s independence to be impaired. Harbor will support the board’s recommendation for the ratification of the auditor except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. Harbor will evaluate on a case-by-case basis those situations in which the audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm to determine whether Harbor believes independence has been compromised.
Equity-Based Compensation Plans and Bonus Plans
Harbor will support stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, that are appropriately designed to align the interests of management, employees, and directors with the interests of long-term shareholders. Harbor will oppose stock-based compensation plans that substantially dilute the Funds’ ownership interest in the company, provide participants with excessive awards, or have structural features that are not in the best interests of the Funds’ shareholders.
An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. Harbor will evaluate stock-based compensation proposals on several factors (e.g., a company’s industry and market capitalization) to determine whether a particular plan or proposal balances the perspectives of employees with the company’s other shareholders. Harbor will evaluate each proposal on a case-by-case basis, taking into account all material facts and circumstances.
Harbor will support reasonable measures intended to increase long-term stock ownership by executives. Examples of measures that are viewed favorably include requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive’s salary), requiring stock acquired through option exercise to be held for a certain period of time and using restricted stock grants instead of options.

89

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Proxy Voting Policy —
Continued
Harbor will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. In the case of foreign company employee stock purchase plans, Harbor may permit a lower minimum stock purchase price equal to the prevailing best practices or customary standards in the relevant foreign market.
Harbor will vote against stock-based compensation plans where the total potential dilution that would result from the current share request under a particular plan exceeds 15% of shares outstanding. In addition, Harbor will vote against plans if annual equity grants have exceeded 3% of shares outstanding. These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan’s impact on Fund shareholdings, Harbor will consider other factors such as the existence of other equity-based plans, the nature of the industry and the size of the company.
Harbor will vote against plans that have any of the following features: the ability to re-price underwater options, the ability to issue options with an exercise price below the stock’s current market price, the ability to issue reload options and the automatic share replenishment (“evergreen”) feature.
Harbor will vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.
Anti-Takeover and Corporate Governance Issues
Harbor believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation’s by-laws by a simple majority vote.
Harbor will support proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals. Harbor will vote against proposals to impose super-majority requirements.
Harbor will support proposals to lower unreasonable barriers to shareholder action (e.g., limited rights to call special meetings or limited rights to act by written consent). When reviewing such proposals, Harbor considers a number of factors, including, but not limited to, the length of time a shareholder has owned shares of the company, the market capitalization of the company and the rationale provided by the shareholder in its proposal. However, Harbor will support the right of shareholders to call a special meeting if the shareholders own at least 25% of the outstanding shares of the company.
Harbor will vote against proposals for a separate class of stock with disparate voting rights.
A company’s adoption of a so-called shareholder rights plans (“poison pills”) effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such plans, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. In other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.
Harbor will vote for proposals to subject poison pills to a shareholder vote. In evaluating these plans, Harbor will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions (“chewable pills”) and/or mandatory review by a committee of independent directors at least every three years (so-called “TIDE” provisions). Harbor will vote against shareholder rights plans that are long-term (greater than 5 years), are renewed automatically or without a shareholder vote, where the ownership trigger is 15% or below and/or the board is classified or not appropriately independent.
Other Business
Harbor will vote for the company bringing forth other business at the meeting of shareholders.
Social and Corporate Policy Issues
Proposals in this category, frequently initiated by shareholders, typically request that the company disclose or amend certain business practices. In general, Harbor believes that these matters are primarily the responsibility of management. Such matters should be evaluated and approved solely by the company’s board of directors. Harbor will vote with a company’s board on such issues, although an exception may be made when Harbor believes a proposal has significant economic merit that has not been adequately addressed by management and is in the best interests of the Funds and their shareholders.
Harbor reviews proposals regarding executive compensation programs (so called “say-on-pay” proposals) on a case-by-case basis. For proposals that ask shareholders how frequently say-on-pay proposals should appear on ballots in future years (so called “say when on pay” proposals), Harbor will support the recommendation of the company’s board unless the company’s compensation practices warrant a more frequent vote.

90

Proxy Voting

Proxy Voting Policy —
Continued
Voting for a Fund that Invests in Other Harbor Funds
Certain Funds (the “acquiring funds”) may, from time to time, own shares of other Funds (the “underlying funds”). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the acquiring funds will be cast in the same proportion as the votes of the other shareholders in the underlying funds. This is known as “echo voting” and is designed to avoid any potential conflict of interest.
Corporate Actions Related to Mergers
Harbor Capital will consider certain proposals related to corporate actions, including mergers and mergers by absorption, on a case-by-case basis. The evaluation will focus on whether the action has the potential to generate long-term shareholder value, with careful consideration of relevant factors such as valuation analysis, strategic objectives, board oversight, and any conflicts of interest or management incentives.
Foreign Markets
Corporate governance standards, disclosure requirements and voting processes vary significantly among the foreign markets in which we may invest. Harbor Capital will vote or administer the voting of proxies in foreign markets in a manner that is believed to be consistent with the objective of these Proxy Voting Guidelines, while taking into account differing practices by market.
There may be instances in which Harbor Capital elects not to vote or administer the voting of proxies relating to foreign securities. Many foreign markets require that securities be blocked or re-registered in order to vote at a company’s shareholder meeting. Harbor Capital will not vote proxies in foreign markets that require the securities be blocked or re-registered to vote, depending on whether such an action would result in a loss of liquidity imposed by these requirements. If Harbor Capital determines that a proposal is expected to have a significant economic impact on the investment, Harbor Capital may elect to vote such proposal.
In addition, the costs of voting in foreign markets (e.g., custodian fees and voting agency fees) can be substantially higher than for U.S. holdings. As a result, Harbor Capital may choose not to vote proxies in foreign markets in instances where the issues presented are unlikely to have a material impact on the value of a client’s investment in that foreign security.

91

Portfolio Transactions

The Advisor and/or Subadvisor, as applicable, is responsible for making specific decisions to buy and sell securities for the portion of Fund assets that it manages. The Advisor and/or Subadvisor, as applicable, is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers’ charges.
Purchases and sales of securities on a securities exchange are effected by brokers, and a Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (i.e., debt securities) are normally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and/or Subadvisor, as applicable, attempts to achieve this result by selecting broker-dealers to execute portfolio transactions taking into account such factors as the broker-dealers’ professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.
Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor and/or Subadvisor, as applicable, may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Subadvisor and/or Advisor, as applicable, for effecting a securities transaction for such Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction if the Subadvisor and/or Advisor, as applicable, determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the overall responsibilities the Subadvisor and/or Advisor, as applicable, has to a Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.
Although commissions paid on every transaction will, in the judgment of the Advisor and/or Subadvisor, as applicable, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those that another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the other clients of the Subadvisor and/or Advisor, as applicable, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
Research provided by brokers is used for the benefit of all of the clients of the Subadvisor and/or Advisor, as applicable, and not solely or necessarily for the benefit of the Funds. Investment management personnel of the Advisor and/or Subadvisor, as applicable, attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor and/or Subadvisor, as applicable, as a consideration in the selection of brokers to execute portfolio transactions.
In certain instances there may be securities that are suitable for a Fund’s portfolio as well as for that of another Fund or one or more other clients of the Subadvisor and/or Advisor, as applicable,. Investment decisions for a Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Harbor ETF Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

92

Portfolio Transactions

Broker Commissions
The investment advisory fee that each Fund pays to the Advisor will not be reduced as a consequence of a Subadvisor’s receipt of brokerage and research services. Subject to the applicable legal requirements, to the extent a Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services would be useful and of value to such Subadvisor and/or Advisor, as applicable, in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to such Subadvisor and/or Advisor, as applicable, in carrying out its obligations to the Funds.
The table below sets forth information concerning the payment of commissions (which do not include dealer “spreads” (markups or markdowns) on principal trades) by the Funds, including the amount of such commissions paid to affiliates (if any) for the indicated fiscal years.
	Total Brokerage Commissions Paid To Brokers Who Provided Research Year Ended 10/31/2025 (000s)	Total Brokerage Commission (000s)
		2025	2024	2023
Harbor ETF TRUST
Harbor Active Small Cap ETF[1]	$—	$13	$2	N/A
Harbor Active Small Cap Growth ETF[2]	N/A	N/A	N/A	N/A
Harbor AI Inflection Strategy ETF[3]	N/A	N/A	N/A	N/A
Harbor AlphaEdgeTM Large Cap Value ETF[4]	—	$2	—	N/A
Harbor AlphaEdgeTM Small Cap Earners ETF[5]	—	$9	$1	N/A
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)	—	—	—	—
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	—	—	$2	$1
Harbor Alpha Layering ETF[6]	$1	$8	N/A	N/A
Harbor Commodity All-Weather Strategy ETF	—	$44	$19	$15
Harbor Disciplined Bond ETF[7]	—	—	—	N/A
Harbor Dividend Growth Leaders ETF	$54	$117	$112	$78
Harbor Emerging Markets Equity ETF[8]	$5	$5	N/A	N/A
Harbor Emerging Markets Select ETF[9]	—	$6	N/A	N/A
Harbor Health Care ETF	$13	$18	$9	$2
Harbor Human Capital Factor US Large Cap ETF	—	$22	$28	$17
Harbor Human Capital Factor US Small Cap ETF[10]	—	$121	$185	$52
Harbor International Compounders ETF	—	$83	$17	$2
Harbor International Equity ETF[8]	$2	$2	N/A	N/A
Harbor Long-Short Equity ETF	—	$539	$382	N/A
Harbor Long-Term Growers ETF	$1	$26	$17	$8
Harbor Mid Cap Core ETF[11]	—	—	N/A	N/A
Harbor Mid Cap Value ETF[11]	—	—	N/A	N/A
Harbor Multi-Asset Explorer ETF[12]	—	$4	$2	$2
Harbor Osmosis Emerging Markets Resource Efficient ETF[13]	—	$153	N/A	N/A
Harbor Osmosis International Resource Efficient ETF[14]	—	$24	N/A	N/A
Harbor PanAgora Dynamic Large Cap Core ETF[15]	$49	$88	—	N/A
Harbor SMID Cap Core ETF[11]	—	—	N/A	N/A
Harbor SMID Cap Value ETF[11]	—	—	N/A	N/A
Harbor Transformative Technologies ETF[16]	—	—	N/A	N/A
1
Commenced operations August 28, 2024.
2
Commenced operations January 14, 2026.
3
Commenced operations December 17, 2025.
4
Commenced operations September 4, 2024.
5
Commenced operations on July 9, 2024.
6
Commenced operations on August 13, 2025.
7
Commenced operations May 1, 2024.
8
Commenced operations June 4, 2025.
9
Commenced operations May 14, 2025.
10
Commenced operations April 12, 2023.
11
Commenced operations May 1, 2025.

93

Portfolio Transactions

Broker Commissions —
Continued
12
Commenced operations September 13, 2023.
13
Commenced operations December 18, 2024.
14
Commenced operations December 11, 2024.
15
Commenced operations October 9, 2024.
16
Commenced operations April 16, 2025.
The brokerage commissions paid are reflected in the total return of a Fund. The brokerage commissions paid may vary by the style of the Fund, by whether the securities being purchased are domestic or foreign, by the number of transactions during the year and by the investment style employed by the Subadvisor. The brokerage commissions paid expressed in dollars or in percentage terms may vary from year to year depending on market conditions or other factors.

Securities Issued by Regular Broker-Dealers
During the fiscal year ended October 31, 2025, the following Funds purchased securities issued by the following regular broker-dealers of Harbor ETF Trust, which had the following values as of October 31, 2025:
Fund	Regular Broker-Dealer (or Parent)	Aggregate Holdings (000s)
Harbor AlphaEdgeTM Large Cap Value ETF	JPMorgan Chase & Co.	$156
	Bank of America Corp.	$119
	Goldman Sachs Group, Inc.	$59

Harbor Disciplined Bond ETF	JPMorgan Chase & Co.	$726
	Goldman Sachs Group, Inc.	$216
	Macquarie Bank Limited	$158

Harbor Human Capital Factor US Large Cap ETF	JPMorgan Chase & Co.	$17,631
	Bank of America Corp.	$7,364
	Morgan Stanley	$4,191

Harbor Long-Term Growers ETF	JPMorgan Chase & Co.	$6,306
	Goldman Sachs Group, Inc.	$3,207

Harbor Osmosis International Resource Efficient ETF	Royal Bank of Canada	$3,180

Harbor PanAgora Dynamic Large Cap Core ETF	JPMorgan Chase & Co.	$7,896
	State Street Corp.	$3,235
	Morgan Stanley	$2,138

Securities Lending
The Trust has engaged State Street Bank and Trust Company to act as its agent (the “Lending Agent”) with respect to the lending of portfolio securities of the Funds. During the fiscal year ended October 31, 2025, the Lending Agent managed the day-to-day operation of the Trust’s securities lending program, within the scope of lending permitted for each Fund. The Lending Agent selected borrowers for each loan made by the Funds from an approved borrower list, monitored the creditworthiness of each borrower on an ongoing basis, negotiated the terms and conditions of each loan agreement, in a manner consistent with the terms and conditions of the Securities Lending Authorization Agreement between the Trust and the Lending Agent (the “SLA Agreement”), and entered into loan agreements with such borrowers. The Lending Agent also selected the securities loaned by the Funds and credited substitute interest, dividends and other distributions paid with respect to the loaned securities to each Fund’s account. During the fiscal year ended October 31, 2025, the Lending Agent was responsible for collateral management, including receiving approved collateral from borrowers in accordance with the minimum initial capitalization requirements set forth in the SLA Agreement, marking-to-market the value of the loaned securities and approved collateral daily, and obtaining additional approved collateral from borrowers, as necessary. In addition, the Lending Agent invested cash collateral received from borrowers into a pooled investment vehicle approved by the Advisor. Upon the termination of each loan of a Fund’s portfolio securities, the Lending Agent arranged for the return of loaned securities by the borrower to the Fund and the return of collateral to the borrower. During the fiscal year ended October 31, 2025, the Lending Agent also maintained records, and provided monthly reports to the Funds related to loans made and income derived from such loans.

94

Portfolio Transactions

Securities Lending —
Continued

Osmosis International Resource Efficient (000s)
Gross income from securities lending activities	$5
Fees and/or compensation for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	—
Fees paid for any cash collateral management services that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	3
Other fees not included in revenue split	—
Aggregate fees/compensation for securities lending activities	3
Net income from securities lending activities[1]	$2
1
The amount shown for net income from securities lending activities may not correspond with the amount shown in the Fund’s annual financial statements due to timing differences related to certain adjustments that may occur between the Lending Agent and borrowers, which are recorded when identified.

95

Net Asset Value

The NAV is the value of a single share. NAV is computed by adding the value of a Fund’s investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The value of Fund shares bought and sold in the secondary market is driven by market price. The price of these shares, like the price of all traded securities, is subject to factors such as supply and demand, as well as the current value of the portfolio securities held by a Fund. Secondary market shares, available for purchase or sale on an intraday basis, do not have a fixed relationship either to the previous day’s NAV nor the current day’s NAV. Prices in the secondary market, therefore, may be below, at, or above the most recently calculated NAV of such shares.
Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom London Stock Exchange securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities.
Futures contracts and options on futures contracts are normally valued at the price that would be required to settle the contract on the market where any such option or futures contract is principally traded. Options on equity securities are normally valued using the last sale price on the relevant securities exchange. Swaps are valued using prices supplied by a pricing vendor based on the underlying characteristics of the swaps. Forward foreign currency exchange contracts are valued at their respective fair values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers.
Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Advisor. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.
When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are generally priced at their fair value. The Board of Trustees has designated the Advisor to perform fair value determinations pursuant to Rule 2a-5 under the Investment Company Act.
It is possible that the fair value determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security or other asset determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its current sale in an orderly transaction, there can be no assurance that any fair value determination would, in fact, approximate the amount that a Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.
Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing vendors. As a result, the NAV of Fund shares may be affected by changes in the value of currencies in relation to the U.S. dollar. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures approved by the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is scheduled to be open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days in New York and on which the Funds’

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Net Asset Value

NAVs may not be calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, closing market prices for foreign securities may not fully reflect events that occur between the time their prices are determined and the close of the regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) and thus may no longer be considered reliable. The Funds will use the fair value of the foreign securities, determined in accordance with the fair value procedures approved by the Board of Trustees, in place of closing market prices to calculate their NAVs if the Advisor believes that events between the close of the foreign market and the close of regular trading on the NYSE (or such other time at which the Fund calculates NAV consistent with its policies and procedures) would materially affect the value of some or all of a particular Fund’s securities.
The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of such Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor ETF Trust. Expenses with respect to any two or more funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be reasonably determined, in which case the expenses are allocated directly to the Fund which incurred that expense.
Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily.

97

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Each Fund issues and sells shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).
Although Creation Units and redemption proceeds will normally be delivered as described below, Creation Units or redemption proceeds may be delayed under certain circumstances, namely: (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period (a) during which the NYSE is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (3) for any period during which an emergency exists as a result of which (a) disposal of securities owned by the Fund is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the NAV of Shares of the Fund; (4) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (5) for any period that the SEC may by order permit for shareholder protection; or (6) for any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws. Any such suspension or postponement described above will be consistent with the Fund’s obligations under Section 22(e) of the Investment Company Act.
In its discretion, the Advisor reserves the right to increase or decrease the number of a Fund’s Shares that constitute a Creation Unit. The Board of Trustees reserves the right to declare a split or a consolidation in the number of shares outstanding of a Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board of Trustees.
A “Business Day” with respect to the Funds is each day NYSE, the listing exchange, and the Trust are open, including any day that a Fund is required to be open under Section 22(e) of the Investment Company Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the Funds’ Distributor to create or redeem Creation Units will only be accepted on a Business Day.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. A Fund reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than a Fund’s official closing NAV (as the same may be subsequently adjusted). A Fund reserves the right to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. A Fund also reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Fund Deposit
The consideration for purchase of Creation Units generally consists of a basket of securities and instruments (“Deposit Securities”) and/or a deposit of a specified cash payment (the “Cash Component”). Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The portfolio of securities required may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares.
The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.
State Street Bank and Trust Company (the “Transfer Agent”), through the NSCC, makes available on each Business Day, prior to the opening of business on the listing exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Fund Deposit is made available.

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Fund Deposit — Continued
A Fund reserves the right to accept a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day, or to permit or require the substitution of an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Deposit Security.

Procedures for Creating Creation Units
To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units (a “Participant Agreement,” and such participants, an “Authorized Participant”). All shares of the Funds, however created, will be entered on the records of DTC in the name of its nominee for the account of a participant of DTC (“DTC Participant”).
Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of a Fund must be received by the Transfer Agent by the closing time of the regular trading session of the listing exchange (ordinarily 4:00 p.m., Eastern time). A “Custom Order” may be placed by an Authorized Participant in the event that a Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day. Custom Orders must be received by the Transfer Agent by 3:00 p.m. Eastern time or such earlier time as otherwise specified. The time by which an order must be submitted is referred to as the “order cutoff time.” On days when the exchange closes earlier than normal (such as the day before a holiday), the Funds require standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, a Fund may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event an exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.
All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.
Creation Units may be created in advance of the receipt by a Fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with a Fund consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified for the Fund. A Fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. A Fund will have no liability for any such shortfall. A Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Fund.
Those persons placing orders for Creation Units should ascertain any deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component. Orders for creation that are effected outside the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process.
Orders to create Creation Units of a Fund may be placed through the Clearing Process utilizing procedures applicable for domestic securities (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to domestic securities (“Domestic Fund”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Fund”) or procedures applicable to foreign securities (“Foreign Fund”) (see “—Placement of Creation Orders Outside Clearing Process—Foreign Fund”).

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Placement of Creation Orders Using Clearing Process
Fund Deposits created through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement.
The Participant Agreement authorizes the Transfer Agent to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions from the Transfer Agent to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner) and the Cash Component to the Fund by the prescribed settlement date. An order to create Creation Units of a Fund through the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process — Domestic Fund
Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of a Fund need not be a broker-dealer or other participant in the Clearing Process (“Participating Party”), but such orders must state that the creation of Creation Units will be effected through a transfer of securities and/or cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund and the delivery of the Cash Component (if applicable) directly to the Transfer Agent through the Federal Reserve wire system, in each case no later than 11:00 a.m., Eastern time, on the next Business Day immediately following the Transmittal Date.
All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by a Fund, whose determination shall be final and binding. An order to create Creation Units of a Fund is deemed received by the Transfer Agent, and approved by the Distributor on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur by the prescribed settlement date.
Additional transaction fees may be imposed in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process — Foreign Fund
The Transfer Agent will inform the Distributor, the Advisor and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. The Custodian will cause the subcustodian of a Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. A Fund must also receive, on or before the presecribed settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once the Distributor has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to a Fund of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Advisor will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders
Each Fund and the Distributor reserve the right to reject or revoke acceptance of a creation order transmitted to it in respect to a Fund, if, including but not limited to, the following conditions are present: (i) the order is not in proper form in accordance with the procedures set forth in the Participant Agreement; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of such Fund; (iii) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (iv) in the event that circumstances outside the control of the Fund, the Transfer Agent, the Distributor or the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving

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Acceptance of Creation
Orders — Continued
computer or other information systems affecting the Fund, the Advisor, the Distributor, DTC, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. None of a Fund, the Transfer Agent, the Distributor nor the Advisor are under any duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by a Fund, and the Fund’s determination shall be final and binding.

Creation Transaction Fee
A purchase transaction fee may be imposed for the transfer and other transaction costs associated with the issuance of Creation Units of shares. An Authorized Participant submitting a creation order may be assessed a variable charge on its order up to a maximum amount as indicated in the table below. The table below sets forth the standard and variable creation transaction fees for the Funds. However, the Custodian may increase the standard creation transaction fee for administration and settlement of Custom Orders requiring additional administrative processing by the Custodian. Fixed and variable transaction fees payable in connection with creations and redemptions are collectively referred to as “Transaction Fees.”
Fund	Standard Creation Transaction Fee*	Maximum Variable Charge for Creations**
Harbor Active Small Cap ETF	$200 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Active Small Cap Growth ETF	$200 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor AI Inflection Strategy ETF	$150 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Alpha Layering ETF	$100 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor AlphaEdgeTM Large Cap Value ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor AlphaEdgeTM Small Cap Earners ETF	$500 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Commodity All-Weather Strategy ETF	$100 (cash transaction)	2.00%
Harbor Disciplined Bond ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Dividend Growth Leaders ETF	$150 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Emerging Markets Equity ETF	$400 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Emerging Markets Select ETF	$500 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Health Care ETF	$150 (in-kind transaction) $100 (cash transaction)	2.00%
Harbor Human Capital Factor US Large Cap ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Human Capital Factor US Small Cap ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor International Compounders ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor International Equity ETF	$500 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Long-Short Equity ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Long-Term Growers ETF	$200 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Mid Cap Core ETF	$150 (in-kind transaction) / $100 (cash transaction)	2.00%

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Creation Transaction
Fee — Continued
Fund	Standard Creation Transaction Fee*	Maximum Variable Charge for Creations**
Harbor Mid Cap Value ETF	$150 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Multi-Asset Explorer ETF	$125 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Osmosis Emerging Markets Resource Efficient ETF	$100 (cash transaction)	2.00%
Harbor Osmosis International Resource Efficient ETF	$600 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor PanAgora Dynamic Large Cap Core ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor SMID Cap Core ETF	$150 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor SMID Cap Value ETF	$150 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Transformative Technologies ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
*
Applicable to in-kind purchases only.
**
As a percentage of the net asset value per Creation Unit purchased, inclusive of the standard creation transaction fee (if imposed).
In the case of cash creations or where a Fund permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed a variable charge as set for the above to compensate a Fund for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, a Fund expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where a Fund makes Market Purchases, the Authorized Participant may be required to reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Advisor’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Advisor may adjust the Transaction Fees to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect existing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund. From time to time, all or a portion of a Fund’s Transaction Fees may be waived at the sole discretion of the Advisor, including in connection with an Authorized Participant’s investment of seed capital in a Fund or where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit a Fund by facilitating portfolio positioning that complies with basket procedures and which are in the best interests of a Fund and its shareholders. To the extent a Fund does not recoup the amount of Transaction Costs incurred in connection with a creation transaction, those Transaction Costs will be borne by the Fund and may negatively affect the Fund’s performance.

Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day. The Funds will not redeem Shares in amounts less than Creation Units (except each Fund may redeem Shares in amounts less than a Creation Unit in the event such Fund is being liquidated). Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.
With respect to each Fund, the Transfer Agent, through the NSCC, makes available prior to the opening of business on the listing exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of the Fund’s securities (“Fund Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

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Redemption of Creation
Units — Continued
Unless cash-only redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as published on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, a Fund reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and/or cash published or transacted on a Business Day, or to substitute an amount of cash (a “cash-in-lieu” amount) to be added to the cash component to replace any Fund Security. Where “cash-in-lieu” is used, the amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.
Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and each Fund reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.
If a Fund determines, based on information available to the Fund when a redemption request is submitted by an Authorized Participant, that (i) the short interest of a Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of the Fund, such Authorized Participant will be required to verify to the Fund the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Redemption Transaction Fee
A redemption transaction fee may be imposed to offset transfer and other transaction costs. An Authorized Participant submitting a redemption order may be assessed a variable charge on its order up to a maximum amount as indicated in the table below. The table below sets forth the standard and variable redemption transaction fees for the Funds. However, the Custodian may increase the standard redemption transaction fee for administration and settlement of Custom Orders requiring additional administrative processing by the Custodian.
Fund	Redemption Transaction Fee*	Maximum Variable Charge For Redemptions**
Harbor Active Small Cap ETF	$200 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Active Small Cap Growth ETF	$200 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor AI Inflection Strategy ETF	$150 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Alpha Layering ETF	$100 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor AlphaEdgeTM Large Cap Value ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor AlphaEdgeTM Small Cap Earners ETF	$500 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)	$250 (in-kind transaction) / $100 (cash transaction)	2.00%

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Redemption Transaction
Fee — Continued
Fund	Redemption Transaction Fee*	Maximum Variable Charge For Redemptions**
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Commodity All-Weather Strategy ETF	$100 (cash transaction)	2.00%
Harbor Disciplined Bond ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Dividend Growth Leaders ETF	$150 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Emerging Markets Equity ETF	$400 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Emerging Markets Select ETF	$500 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Health Care ETF	$150 (in-kind transaction) $100 (cash transaction)
Harbor Human Capital Factor US Large Cap ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Human Capital Factor US Small Cap ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor International Compounders ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor International Equity ETF	$500 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Long-Short Equity ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Long-Term Growers ETF	$200 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Mid Cap Core ETF	$150 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Mid Cap Value ETF	$150 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Multi-Asset Explorer ETF	$125 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Osmosis Emerging Markets Resource Efficient ETF	$100 (cash transaction)	2.00%
Harbor Osmosis International Resource Efficient ETF	$600 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor PanAgora Dynamic Large Cap Core ETF	$250 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor SMID Cap Core ETF	$150 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor SMID Cap Value ETF	$150 (in-kind transaction) / $100 (cash transaction)	2.00%
Harbor Transformative Technologies ETF	$300 (in-kind transaction) / $100 (cash transaction)	2.00%
*
Applicable to in-kind redemptions only.
**
As a percentage of the net asset value per Creation Unit redeemed, inclusive of the standard redemption transaction fee (if imposed).
An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may be imposed as set forth above to compensate each applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, a Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where a Fund makes Market Sales, the Authorized Participant may be required to reimburse the Fund for Transaction Costs. The Advisor may adjust the Transaction Fees to the extent the composition of the redemption securities changes or cash-in-lieu is added to the cash component to protect ongoing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. From time to time, all or a portion of a Fund’s Transaction Fees may be waived at the sole discretion of the Advisor, including in connection with an Authorized Participant’s redemption of seed capital invested in a Fund or where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit a Fund by

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Redemption Transaction
Fee — Continued
facilitating portfolio positioning that complies with basket procedures and which are in the best interests of a Fund and its shareholders. To the extent a Fund does not recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund and may negatively affect the Fund’s performance.

Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through an Authorized Participant that has executed a Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Transfer Agent after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the prescribed settlement date.

Placement of Redemption Orders Outside Clearing Process—Domestic Fund
Orders to redeem Creation Units of a Fund must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund need not be a Participating Party, but such orders must state that redemption of Creation Units of the Fund will be effected through transfer of Creation Units of the Fund directly through DTC.
An order to redeem Creation Units of a Fund is deemed received by the Transfer Agent, and accepted by the Distributor on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the order cutoff time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 11:00 a.m., Eastern time on such settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Redemption Orders Outside Clearing Process—Foreign Fund
Arrangements satisfactory to a Fund must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.
In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Fund may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Regular Foreign Holidays
A Fund may effect deliveries of Creation Units and portfolio securities on a basis other than the normal settlement period in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of a Fund to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent a Fund from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for a Fund, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of

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Placement of Redemption
Orders Outside Clearing
Process—Foreign Fund —
Continued
substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. Because the portfolio securities of a Fund may trade on days that the Fund’s listing exchange is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their shares of a Fund, or to purchase and sell shares of the Fund on an exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Book Entry Only System
DTC acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of the DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to a Fund upon request and for a fee to be charged to the Fund a listing of the Shares holdings of each DTC Participant. A Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. A Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, a Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
A Fund has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to a Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, a Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Fund makes other arrangements with respect thereto satisfactory to an exchange.

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Tax Information

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes.
Each Fund has elected to be treated and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (i.e., partnerships (other than qualified publicly traded partnerships) or trusts) will generally pass through to the Fund. Consequently, each Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income.
If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a Fund does not qualify as a regulated investment company, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by a Fund to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.
Each Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.
Each of Harbor Alpha Layering ETF, Harbor Commodity All-Weather Strategy ETF and Harbor Multi-Asset Explorer ETF is expected to gain exposure to commodities through its respective Subsidiary. Direct investments by a regulated investment company in commodity-related instruments generally do not, under published Internal Revenue Service (“IRS”) rulings, produce “qualifying income” for purposes of compliance with Subchapter M of the Code. However, income and gains derived by a regulated investment company from a wholly owned foreign subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indices, commodity-linked notes and fixed income securities are generally considered to constitute qualifying income. The IRS has issued final regulations that generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income if either (A) there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.
A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe

107

Tax Information

harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax. The Subsidiary will be treated as a controlled foreign corporation (“CFC”) and the Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund, and such loss would not be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.
The tax treatment of the Fund’s investment in the Subsidiary may be adversely affected by future legislation, Treasury Regulations, court decisions and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. If the Fund failed to qualify as a regulated investment company, it would be subject to U.S. federal and applicable state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would adversely affect the returns to, and could cause substantial losses for, Fund shareholders.
Certain dividends and distributions declared by a Fund as of a record date in October, November or December and paid in January of the following year will be taxable to shareholders as if received on December 31 of the prior year. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
In general, assuming the distributing Fund has sufficient earnings and profits, dividends from investment company taxable income will be taxable either as ordinary income or, if so reported by a Fund and certain other requirements are met by the Fund and the shareholder, as “qualified dividend income,” which is taxable to individual shareholders at a maximum 15% or 20% U.S. federal income tax rate.
Dividend income distributed to individual shareholders will qualify for the maximum 15% or 20% U.S. federal income tax rate to the extent that such dividends are attributable to “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, from a Fund’s (or, if applicable, underlying fund’s) investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund (and, if applicable, underlying fund) and the shareholders. A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the U.S. or it is eligible for the benefits of certain income tax treaties with the U.S. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the U.S. Dividends from passive foreign investment companies do not qualify for the maximum 15% or 20% U.S. federal income tax rate.
A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend (or, in the case of certain preferred stocks, 91 days during the 181-day period beginning on the date which is 90 days before the date on which the stock became ex-dividend with respect to such dividend), (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
Distributions from net capital gain, if any, that are reported as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of a Fund. Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the maximum 15% or 20% U.S. federal income tax rate on long-term capital gains, subject to limited exceptions. A shareholder should also be aware that the

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benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. For U.S. federal income tax purposes, all dividends and distributions are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund. Reinvested distributions are subject to applicable withholding tax. The U.S. federal income tax status of all distributions will be reported to shareholders annually. To the extent such amounts include distributions received from a REIT, they may be based on estimates and be subject to change as REITs do not always have the information available by the time these reports are due and can recharacterize certain amounts after the end of the tax year. As a result, the final character and amount of distributions may differ from that initially reported.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from sales or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
 As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of such Fund and if, pursuant to section 351 of the Code, that Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Distributions from net investment income of a Fund may qualify in part for a dividends-received deduction for shareholders that are corporations. The dividends-received deduction is reduced to the extent that shares of the payor of the dividend or a Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days (or, in the case of certain preferred stocks, 91 days), extending before and after each dividend. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of “extraordinary dividends” received with respect to the shares. To the extent such basis would be reduced below zero, current recognition of income may be required.
If a Fund acquires an equity interest in a passive foreign investment company (“PFIC”), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Because any credit or deduction for this tax could not be passed through to the Fund’s shareholders, the tax would in effect reduce the Fund’s economic return from its PFIC investment. Elections may generally be available to the Fund that would lessen the effect of these adverse tax consequences. However, such elections could also require the Fund to recognize income (which would have to be distributed to Fund shareholders to avoid a tax on the Fund) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.
The U.S. federal income tax rules applicable to certain investments or transactions within a Fund are unclear in certain respects, and a Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distributions to shareholders. Each Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF) and Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF) may invest significantly (and certain other Funds to a lesser extent) in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of, or in, default present special tax issues for such a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, or how payments received on obligations

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in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its taxation as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Certain Funds may invest in zero coupon securities, deferred interest securities or other securities with original issue discount (or with market discount that the Fund elects to include market discount in income currently). Such Funds must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, such Funds may have to dispose of their portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage themselves by borrowing the cash, to satisfy distribution requirements.
Due to certain adverse tax consequences, the Funds do not intend, absent a change in applicable law, to acquire residual interests in REMICs. If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.
A Fund’s transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in a Fund’s portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. A Fund may, therefore, need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.
Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, must provide their social security or other taxpayer identification numbers and certain required certifications. Backup withholding may be required currently at a rate of 24% of reportable payments, including dividends and capital gains distributions, if correct numbers and certifications are not provided or if a shareholder is notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding for failure to report all taxable interest or dividend payments.
Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (or lower applicable treaty) on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified U.S. source interest income of the Fund, provided that the Fund chooses to make a specific report relating to such dividends). However, depending on the circumstances, a Fund may report all, some or none of its potentially eligible dividends as eligible for this exemption, and a portion of a Fund’s distributions (i.e. interest and dividends from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. The 15% or 20% maximum rate applicable to qualified dividend income is applicable only to investors that are U.S. persons. If an effective IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, is provided, a non-U.S. person may qualify for a lower treaty rate on amounts treated as ordinary dividends from a Fund. Further, unless an effective IRS Form W-8BEN, IRS Form W-8BEN-E or other authorized withholding certificate is on file, backup withholding is withheld on certain other payments from the Fund.
Each Fund expects not to be a “U.S. real property holding corporation” as defined in Section 897(c)(2) of the Code and, therefore, does not expect to be subject to look-through rules for gains from the sale or exchange of U.S. real property interests. If a Fund were a U.S. real property holding corporation, certain distributions by such Fund to non-U.S. shareholders would be subject to U.S. federal withholding tax at a rate of up to 21% and non-U.S. shareholders owning more than 5% of the Fund within one year of certain distribution would be required to file a U.S. federal income tax return to report such gains. Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain.

The Code provides a look-through rule for distributions of FIRPTA gain by a Fund if all of the following requirements are met: (i) the Fund is classified as a “qualified investment entity” (which includes a regulated investment company if, in general, more than 50% of the regulated investment company’s

110

Tax Information

assets consist of interest in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. withholding tax at a rate of 21%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
Also, non-U.S. shareholders may be subject to U.S. estate tax with respect to their Fund shares. Shareholders should consult their own tax advisers on these matters.
U.S. tax withholding (at a 30% rate) is required on payments of dividends made to certain non-U.S. entities that fail to comply with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable a determination of whether withholding is required.
Non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary REIT dividends and income derived from MLP investments. Final regulations permit a Fund to pass through to non-corporate shareholders the character of ordinary REIT dividends so as to allow such shareholders to claim this deduction. There currently is no mechanism for a Fund that invests in MLPs to similarly pass through to non-corporate shareholders the character of income derived from MLP investments. The likelihood and timing of any legislation or other guidance that would enable the Funds to pass through to non-corporate shareholders the ability to claim this deduction with respect to income derived from MLP investments is uncertain.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code Section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
In general, provided that a Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax.
At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
Sales are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in a Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares sold. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. All or a portion of any loss realized on a sale or other disposition of shares may be disallowed under tax rules relating to wash sales to the extent of other investments in such Fund (including pursuant to the reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.
Under Treasury Regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required

111

Tax Information

disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Each Fund that invests in foreign securities may be subject to foreign withholding or other foreign taxes on its income from foreign securities (possibly including, in some cases, capital gains) which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If more than 50% of a Fund’s total assets is invested in securities of foreign issuers at the close of its fiscal year or if at least 50% of a Fund’s total assets is represented by interests in other regulated investment companies at the close of each quarter of its fiscal year, the Fund may be eligible to elect to pass certain of such taxes as related foreign tax credits or deductions through to shareholders and if eligible may or may not choose to make such election. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by the applicable Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. The availability of such credits or deductions is subject to certain requirements, restrictions and limitations under the Code. Certain foreign exchange gains and losses realized by a Fund may be treated as ordinary income and losses. Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.
At October 31, 2025, the following Funds had capital loss carryforwards for federal tax purposes which will reduce each Fund’s taxable income arising from future net realized gain on investments to the extent permitted by the Code. This will reduce the amount of the distribution to shareholders that would otherwise be necessary to relieve each Fund of any federal tax liability. The capital loss carryforwards do not expire. Any such losses carried forward will retain their character as short-term or long-term. In the event that a Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
Capital Loss Carryforwards ($000s):
	Short-Term	Long-Term	Total
HARBOR ETF TRUST
Harbor AlphaEdge Large Cap Value ETF	$(177)	$(5)	$(182)
Harbor AlphaEdge Small Cap Earners ETF	(264)	(114)	(378)
Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)*	(16,589)	(105,986)	(122,575)
Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	(4,106)	(955)	(5,061)
Harbor Commodity All-Weather Strategy ETF (Consolidated)	(1)	-	(1)
Harbor Disciplined Bond ETF	(65)	(4)	(69)
Harbor Dividend Growth Leaders ETF	(21,992)	(443)	(22,435)
Harbor Emerging Markets Select ETF	(26)	-	(26)
Harbor Human Capital Factor US Large Cap ETF	(1,289)	(3,094)	(4,383)
Harbor Human Capital Factor US Small Cap ETF	(25,541)	(3,352)	(28,893)
Harbor International Compounders ETF	(1,334)	(4,089)	(5,423)
Harbor International Equity ETF	(4)	-	(4)
Harbor Long Short Equity ETF	(3,703)	-	(3,703)
Harbor Long-Term Growers ETF	(41,434)	(5,485)	(46,919)
Harbor Multi-Asset Explorer ETF (Consolidated)	(49)	(2)	(51)
Harbor Osmosis International Resource Efficient ETF	(516)	-	(516)
Harbor PanAgora Dynamic Large Cap Core ETF	(4,919)	-	(4,919)

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Tax Information

Capital Loss Carryforwards ($000s):
	Short-Term	Long-Term	Total
HARBOR ETF TRUST — Continued
Harbor Transformative Technologies ETF	$(37)	$-	$(37)
*
A portion of Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF) capital loss carryforward is subject to an annual limitation under the Code and related regulations.
In determining its net capital gain, including also in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Funds generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. Except as otherwise provided, this discussion does not address special tax rules that may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the sale of shares of the Fund may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. A Fund will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of the Fund in their particular circumstances.
Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Funds, and such changes often occur.

113

Organization and Capitalization

General
Harbor ETF Trust is an open-end investment company established as a Delaware statutory trust on April 13, 2021. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share or one vote per dollar of NAV, as determined by the Trustees with respect to a matter submitted to Shareholders. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement for subadvisors unaffiliated with the Advisor. Shares of a Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. In addition, the Board of Trustees may determine to close, merge, liquidate or reorganize a Fund at any time in accordance with the Declaration of Trust and governing law.
Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares, and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
The prospectuses and this Statement of Additional Information do not purport to create any contractual obligations between Harbor ETF Trust or any Fund and its shareholders. Rather, shareholders’ rights under the prospectuses and Statement of Additional Information are based on federal and, as applicable, state securities laws. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Advisor and other service providers.
Prior to September 5, 2023, Harbor Human Capital Factor US Large Cap ETF was named Harbor Corporate Culture ETF; and Harbor Human Capital Factor US Small Cap ETF was named Harbor Corporate Culture Small Cap ETF.

Shareholder and Trustee Liability
Harbor ETF Trust is organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that no Fund will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Advisor. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Advisor or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Advisor shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Advisor and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Share Ownership
Although the Funds do not have information concerning beneficial ownership held in the names of DTC Participants, to the best knowledge of the Funds, as of January 31, 2026, the following DTC Participants and parties owned of record 5% or more of the outstanding shares of the fund.

114

Organization and Capitalization

Share Ownership —
Continued
HARBOR ETFs
Shareholder Name	Harbor Active Small Cap ETF	Harbor AlphaEdgeTM Large Cap Value ETF	Harbor Emerging Markets Equity ETF	Harbor AlphaEdgeTM Small Cap Earners ETF
BOFA SECURITIES, INC. NEW YORK, NY	5%	5%	—	—
CHARLES SCHWAB & CO., INC SAN FRANCISCO, CA	11%	—	—	—
FIDELITY BROKERAGE SERVICES LLC SMITHFIELD, RI	—	—	—	7%
PETROS FAMILY WEALTH, LLC MINNEAPOLIS, MN	—	—	—	13%
RBC CAPITAL MARKETS, LLC NEW YORK, NY	—	—	6%	—
ARCHFORD CAPITAL STRATEGIES LLC BELLEVILLE, IL	9%	58%	—	—
VANGUARD MARKETING CORPORATION MALVERN, PA	44%	33%	90%	61%

HARBOR ETFs — Continued
Shareholder Name	Harbor Commodity All-Weather Strategy ETF	Harbor Disciplined Bond ETF	Harbor Dividend Growth Leaders ETF	Harbor Health Care ETF	Harbor Alpha Layering ETF
J.P. MORGAN SECURITIES LLC NEW YORK, NY	—	—	—	—	5%
MADISON AVENUE SECURITIES, LLC SEATTLE, WA	—	—	—	11%	—
CHARLES SCHWAB & CO., INC. OHIO	—	—	—	7%	—
FIDELITY BROKERAGE SERVICES LLC SMITHFIELD, RI	7%	29%	15%	45%	—
STEWARD PARTNERS INVESTMENT SOLUTIONS, LLC SAN ANTONIO, TX	—	6%	—	—	—
ARCHFORD CAPITAL STRATEGIES, LLC BELLEVILLE, IL	—	13%	—	—	—
OPPENHEIMER & CO., INC PROVIDENCE, RI	—	—	8%	—	—
SEQUOIA FINANCIAL GROUP LLC BERWYN, PA	—	—	9%	—	—
SCS CAPITAL MANAGEMENT LLC	—	—	26%	—	—
THE BANK OF NEW YORK MELLON JERSEY CITY, NJ	—	6%	—	—	—
VANGUARD MARKETING CORPORATION MALVERN, PA	—	35%	—	13%	88%

HARBOR ETFs — Continued
Shareholder Name	Harbor International Equity ETF	Harbor Human Capital Factor US Large Cap ETF	Harbor Human Capital Factor US Small Cap ETF	Harbor International Compounders ETF	Harbor Long-Short Equity ETF
RBC CAPITAL MARKETS, LLC NEW YORK, NY	7%	—	—	—	—
ANNEX WEALTH MANAGEMENT LLC ELM GROVE, WI	—	—	—	9%	—
THE BANK OF NEW YORK MELLON NEW YORK, NY	—	92%	99%	—	—

115

Organization and Capitalization

Share Ownership —
Continued
HARBOR ETFs — Continued
Shareholder Name	Harbor International Equity ETF	Harbor Human Capital Factor US Large Cap ETF	Harbor Human Capital Factor US Small Cap ETF	Harbor International Compounders ETF	Harbor Long-Short Equity ETF
VANGUARD MARKETING CORPORATION MALVERN, PA	90%	—	—	—	51%
ARLINGTON FINANCIAL ADVISORS, LLC SANTA BARBARA, CA	—	—	—	8%	—
SEI PRIVATE TRUST COMPANY OAKS, PA	—	—	—	25%	—
HIGHTOWER ADVISORS, LLC PUNTA GORDA, FL	—	—	—	—	32%

HARBOR ETFs — Continued
Shareholder Name	Harbor Long-Term Growers ETF	Harbor Multi-Asset Explorer ETF	Harbor Transformative Technologies ETF	Harbor AI Inflection Strategy ETF
FIDELITY BROKERAGE SERVICES LLC SMITHFIELD, RI	10%	—	7%	—
CORIENT COLUMBUS, OH	5%	—	—	—
GRANT STREET ASSET MANAGEMENT INC CANONSBURG, PA	6%	—	—	—
UNNAMED NEW YORK, NY	—	5%	—	—
MORGAN STANLEY JERSEY CITY, NJ	—	5%	—	—
ARCHFORD CAPITAL STRATEGIES, LLC BELLEVILLE, IL	—	20%	—	—
J.P. MORGAN PRIVATE BANK COLUMBUS, OH	—	8%	—	—
RBC CAPITAL MARKETS, LLC NEW YORK, NY	—	—	—	14%
VANGUARD MARKETING CORPORATION MALVERN, PA	—	50%	77%	—
WEALTH ENHANCEMENT ADVISORY SERVICES, LLC WAYZATA, MN	8%	—	—	—
STATE STREET BANK & TRUST COMPANY BOSTON, MA	—	—	—	86%

HARBOR ETFs — Continued
Shareholder Name	Harbor PanAgora Dynamic Large Cap Core ETF	Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)	Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	Osmosis International Resource Efficient ETF	Osmosis Emerging Markets Resource Efficient ETF
PICTET ASSET MANAGEMENT SA GENEVA	—	6%	—	—	—
BROWN BROTHERS HARRIMAN TRUST COMPANY, NA NEW YORK, NY	—	28%	—	—	—
STATE STREET BANK AND TRUST COMPANY BOSTON, MA	96%	—	—	—	—

116

Organization and Capitalization

Share Ownership —
Continued
HARBOR ETFs — Continued
Shareholder Name	Harbor PanAgora Dynamic Large Cap Core ETF	Harbor Ares Systematic High Yield ETF (formerly, Harbor Scientific Alpha High-Yield ETF)	Harbor Ares Systematic Multi-Sector Income ETF (formerly, Harbor Scientific Alpha Income ETF)	Osmosis International Resource Efficient ETF	Osmosis Emerging Markets Resource Efficient ETF
CHARLES SCHWAB & CO., INC. SAN FRANCISCO, CA	—	15%	—	—	—
VANGUARD MARKETING CORPORATION MALVERN, PA	—	—	96%	—	—
BANK OF NEW YORK NEW YORK, NY	—	—	—	99%	99%

HARBOR ETFs — Continued
Shareholder Name	Harbor Emerging Markets Select ETF	Harbor SMID Cap Value ETF	Harbor SMID Cap Core ETF	Harbor Mid Cap Core ETF	Harbor Mid Cap Value ETF
RBC CAPITAL MARKETS, LLC NEW YORK, NY	—	14%	14%	14%	13%
VANGUARD MARKETING CORPORATION MALVERN, PA	94%	85%	88%	85%	85%
Should Harbor Capital Advisors, Inc. have a greater than 25% interest in a Fund, Harbor Capital Advisors, Inc. may be deemed a “control person” of the such fund for purposes of the Investment Company Act.

117

Custodian AND TRANSFER AGENT

State Street Bank and Trust Company
State Street Bank and Trust Company (“State Street”) has been retained to act as custodian of the Funds’ assets as well as those of Harbor Cayman Alpha Layering Ltd, Harbor Cayman Inflation Focus Ltd and Harbor Cayman Multi-Asset Ltd and, in that capacity, maintains certain financial and accounting records of the Funds. State Street has also been retained as the Funds’ transfer agent and dividend disbursing agent. State Street’s mailing address is State Street Financial Center, One Congress Street, Boston, MA 02114-2016.

118

Independent Registered Public Accounting Firm and Financial Statements

Ernst & Young LLP
Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, serves as the Funds' independent registered public accounting firm, providing audit and tax services. The financial statements of the Funds (except as noted below) as of and for the period ended October 31, 2025 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are incorporated by reference in this Statement of Additional Information. No audited financial statements exist for Harbor Active Small Cap Growth ETF or Harbor AI Inflection Strategy ETF, which had not commenced operations as of October 31, 2025.

119

Appendix a – Proxy Voting

Certain of the Subadvisors’ proxy voting policies and procedures make reference to Institutional Shareholder Services (“ISS”) and/or Glass, Lewis & Co. (“Glass Lewis”) voting guidelines.
ISS’s proxy voting guidelines can be accessed at issgovernance.com/policy-gateway/voting-policies/.
Glass Lewis’s proxy voting guidelines can be accessed at glasslewis.com/guidelines/.

Ares Systematic Credit Limited
PROXY VOTING POLICY
Proxy Voting Policy: This Policy (“the Policy”) sets out Ares Systematic Credit’s (“the Firm”) approach to proxy voting.
Ownership and Accountability: The Firm’s Head of Compliance is responsible for the design of this Policy. The Firm’s Head of Compliance will ensure that this Policy is reviewed not less than annually.
Proxy Voting Explained: In its capacity as an investment manager, the Firm may have authority to vote as a proxy on behalf of client funds, and managed or segregated accounts. The Firm will vote proxies in the best interests of clients. This Policy acknowledges that from time to time refraining from voting may be in the best interests of clients. The Head of Portfolio Management is responsible for monitoring for situations that require a proxy vote.
Maintenance of Records: The Compliance Team will maintain a record of any proxy voting situations that may occur. The records will include the decision of how the Firm voted and supporting documentation. This Policy and the records of any proxy votes carried out by the Firm will be available to clients upon request.
Resolution of Conflicts of Interest: The Firm is privately owned and, other than a wholly owned subsidiary in the United States, has no affiliations with any other company or entity. The subsidiary in the United States does not and is not anticipated to manage investments distinct from those investments managed by the UK parent. The Firm does not hold or manage any proprietary funds or investments. As such, the Firm does not anticipate that it will find itself in conflict with client funds when considering a proxy vote. However, should the Firm ever find itself in conflict with the interests of a client, the Firm’s interests will be subordinate to the interests of the client.
It is also possible that various client funds or portfolios may find themselves in conflict in the context of a proxy vote. Should there be a situation in which client Fund A is in conflict with client Fund B, then the manager will consider the relative number of relevant shares or bonds held by Fund A and B and will vote in favour of the Fund which has the proportionally largest position in the relevant shares or bonds in terms of the NAV of the relevant client fund. For example, if Fund A has 50,000 of XYZ bonds which constitute 1% of Fund A’s NAV, and Fund B has 20,000 of XYZ bonds which constitute 10% of Fund B’s NAV, then the Firm will vote in favour of Fund B. Should multiple client funds find themselves in conflict, then the Firm will vote in favour of the client fund with the biggest proportionate position.
Should Fund A and B have the same proportionate position to two decimal places in the relevant shares or bonds, then the Firm will refrain from voting the position.
Exceptions from this Policy: Exceptions from this Policy may be granted by way of the written approval of the Firm’s CIO. Any exceptions and supporting documentation will be recorded by the Compliance Team.
Approval: This Policy was most recently reviewed and approved by the Board on 25 June 2025.

Byron Place Capital Management, LLC
Introduction
The Advisers Act’s “Proxy Voting Rule” requires an Adviser that exercises voting authority with respect to its client’s securities to: (i) adopt written policies reasonably designed to ensure that the Adviser votes in the best interest of its clients and addresses how the Adviser will deal with material conflicts of interest that may arise between the Adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.
Proxy Voting Policy
Pursuant to the Adviser’s “Proxy Voting Policy," the Adviser will comply with the Proxy Voting Rule and will act solely in the best interests its Clients when exercising its proxy voting authority. The Adviser determines whether and how to vote corporate actions and proxies on a case-by-case basis, and will:
• Attempt to consider all aspects of the vote that could affect the value of the issuer or that of the Client.
• Vote in a manner that it believes is consistent with the Client’s stated objectives.
• Generally, vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless the Adviser has a particular reason to vote to the contrary.

120

Appendix a – Proxy Voting

Byron Place Capital
Management, LLC —
Continued
Conflicts of Interest
The Adviser will not put its own interests ahead of those of any Client. In the event that a potential conflict of interest arises in connection with voting a proxy, a conflict of interest will be considered material to the extent that the conflict has the potential to influence the Adviser’s decision making in voting the proxy. The Adviser may take into account all relevant factors, as determined by the Adviser in its sole discretion including, without limitation: (i) the impact on the value of the securities or instruments owned by the relevant Client account and the returns on those securities; (ii) the anticipated associated costs and benefits; (iii) the continued or increased availability of portfolio information; and (iv) industry and business practices.
In limited circumstances, and consistent with the terms of the Adviser’s agreement with its Client, the Adviser may refrain from voting proxies where the Adviser believes that voting would be inappropriate, taking into consideration the cost of voting the proxies and the anticipated benefit to its Clients. Generally, Clients may not direct the Adviser’s vote in a particular solicitation.
Conflicts of interest may arise between the Adviser’s and its Clients' interests. If the Adviser determines that it may have, or is perceived to have, a conflict of interest when voting proxies, the Adviser may retain the services of a proxy advisory firm to assist with its voting decision.
Use of Proxy Advisers
The SEC has indicated that an investment adviser that retains a “Proxy Advisory Adviser"16 to provide voting recommendations or voting execution services also should consider steps to evaluate whether the Adviser’s voting determinations are consistent with its voting policies and procedures and in the client’s best interest before the votes are cast. Adviser has therefore implemented policies and procedures that are reasonably designed to sufficiently evaluate the third party in order to ensure that the Adviser casts votes in the best interest of its Clients. The Adviser will evaluate any Proxy Advisory Adviser it retains, by evaluating whether the Proxy Advisory Adviser has:
• The capacity and competency to adequately analyze the matters for which the Adviser is responsible for voting
• An effective process for seeking timely input from issuers and the Proxy Advisory Adviser’s clients with respect to, for example, its proxy voting policies, methodologies, and peer group constructions
• Adequately disclosed to Adviser its methodologies in formulating voting recommendations, such that the Adviser can understand the factors underlying the Proxy Advisory Adviser’s voting recommendations
• Implemented procedures regarding how the Proxy Advisory Adviser identifies and addresses conflicts of interest
• Appropriate policies and procedures for obtaining current and accurate information relevant to matters included in the Proxy Advisory Adviser’s research and on which it makes voting recommendations
Voting Information and Record Keeping
Under the Books and Records Rule, the Adviser must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of its Clients' requests for voting information; and (v) any documents prepared by the Adviser that were material to making a decision on how to vote.
Compliance Review of Proxy Voting
The Adviser evaluates its compliance with the Proxy Voting Rule by sampling the proxy votes it casts on behalf of its Clients as part of its annual review of its compliance policies and procedures. The CCO will be responsible for ensuring that all votes are documented and maintained by the Adviser’s prime broker(s), or the Adviser. The CCO will conduct a periodic review of the proxy voting records maintained by either the Adviser, or the Adviser’s prime broker(s), to ensure that proxies are properly voted and records are appropriately maintained. The Adviser also requires any proxy advisory firm to update the Adviser regarding business changes (for example, with respect to the proxy advisory firm’s capacity and competency to provide independent proxy voting advice or carry out voting instructions) and update the Adviser regarding any of the proxy advisory firm’s methodologies, guidelines, and voting recommendations.

C WorldWide Asset Management Fondsmaeglerselskab A/S
Engagement and Proxy Voting Policy of the C WorldWide Group
This engagement and proxy voting policy applies to the affiliates of the C WorldWide Group listed in Annex A.
This policy applies to the group’s investments in listed companies on behalf of clients and investors in funds managed by the group. This policy applies to proxy voting where authorisation to exercise voting rights is provided by clients or investors.

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C WorldWide Asset
Management
Fondsmaeglerselskab
A/S — Continued
This policy complies with article 3g of Directive (EU) 2017/828 as regards to the encouragement of long-term shareholder engagement, Rule 206(4)-6 under the U.S. Investment Advisers Act of 1940 and relevant SEC and SEC Staff Guidance.
Fiduciary Responsibilities
We have a fiduciary responsibility to our clients and investors to act in their best interests. We generally believe that it is in the best interest of our clients and investors to invest in companies that are committed to generating long-term sustainable returns for its shareholders and where we can further enhance this long-term value creation through active ownership.
Consistent with our fiduciary duty, we have written policies and procedures for proxy voting, agree voting parameters with clients, identify and disclose conflicts of interest in the proxy voting process and have clear means to address (mitigate) these. We consider all relevant information and material risks in investment analysis and the proxy decision making and voting process, monitor activities and review these activities not less than annually to ensure that they are adequate and effective.
As active long-term investors, active ownership is an integral part of our investment process. It is anchored directly with our portfolio management teams and is fully integrated in our investment processes including research, stock selection and portfolio construction as well as risk management. This is consistent with our fiduciary duty to consider all relevant information and material risks in investment analysis and the portfolio decision making process.
Our active ownership practices include:
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Direct engagement with investee companies
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Collective engagements through external service provider
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Proxy voting
Direct Engagement
Direct Engagement with investee companies is anchored with and implemented by the investment team directly and is fully integrated in our overall investment process. This approach is core to our stewardship responsibilities since we firmly believe it enhances the quality of engagement and ensures that material factors are carefully considered.
Engagement efforts do not begin or end with the purchase of a company’s stock. Our engagement with investee companies is continuous, meaning that our approach and corporate dialogue is longer-term, supported by ongoing monitoring.
The decision to engage an investee company in relation to a specific matter and the method of engagement is made based on a proportionality consideration of a number of factors, including but not limited to:
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size of the shareholding in the investee company, and thereby the potential impact to influence change
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materiality of the matter
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reliability of data
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possibility of effecting the behavior of the investee company
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resources required to conduct any direct engagement.
We engage with management, other executive staff, heads of divisions, and board members of investee the companies either directly through meetings, calls or written communication.
Collective Engagement
In addition to our direct engagements, we engage collectively with other investors through a third-party engagement service provider with global coverage. This approach gives us access to highly qualified specialists with a strong knowledge and a network that can be leveraged in the ongoing engagement with the investee companies on key issues, including sustainability issues such as human rights, labour rights, environmental issues, and business ethics. Collective engagements are typically initiated based on incidents, meaning the investee company has breached or has good indication of being about to breach international norms or conventions. In special cases we will also communicate or cooperate directly with other stakeholders in the investee companies to engage collectively.
Both direct and collective engagements with investee companies are documented to ensure that we comply fully with applicable laws, rules and regulations.
Proxy Voting
We monitor all general meetings of investee companies and exercise voting rights in investee companies.

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C WorldWide Asset
Management
Fondsmaeglerselskab
A/S — Continued
We exercise voting rights in accordance with agreed parameters. In general, and in a manner to discharge our fiduciary duties and avoid or address properly conflicts of interest, we will vote in favour of proposals which we believe will benefit long-term sustainable returns to shareholders. Alternatively, we will vote against proposals that in our opinion will reduce long-term shareholder value.
Our votes are generally aligned across the various strategies we manage. In case of discrepancies between the views of two or more portfolio management teams on how to vote on a proposal, the issue will be discussed, and a final unanimous voting decision will be agreed by the relevant portfolio management teams. If the investors in the relevant strategies have different interests in the proposal the voting decisions shall be made by each portfolio management team in the best interest of the investors of the strategy managed by such portfolio management team.
Before an agreement is reached with a client, we will ensure that we have a reasonable understanding of the client’s objectives, that such objectives are documented and that the voting parameters set out in this policy are in accordance with such objectives and have been agreed to by the client. If a client gives us specific instructions on a proxy, we will follow them.
In order to improve the quality and the breadth of our voting decisions, we have partnered with a leading proxy voting service provider with global coverage. In practice this means that we receive notice of all ballots in the investee companies, as well as research and voting recommendations reflecting our voting policy from the proxy voting service provider. We utilise proxy voting to emphasise the topics discussed with the investee companies in our ongoing engagement with them and to vote on material issues important to the governance of the investee companies.
Our key focus areas for voting include but are not limited to:
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minority shareholder items
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remuneration structures
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increased disclosure and transparency
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material sustainability related topics
Our proxy voting procedures incorporate the recommendations received from the proxy voting service provider. We will as a general rule vote in line with these recommendations. However, the portfolio managers may occasionally disagree with the voting recommendations if they are not aligned with the portfolio managers’ in-depth knowledge of an investee company and its management.
In addition to input from our proxy voting service provider, our voting decisions incorporate our own company analysis and research, external sell-side research and analytical input from our external engagement research service provider.
In addition to exercising voting rights, we exercise other rights attached to shares in investee companies in the best interest of our clients and investors.
Information on how we voted with respect to the securities of a client is made available to such clients by request
Monitoring
Investee companies are continuously monitored on relevant matters, including strategy and financial and non-financial performance as well as compliance with relevant international standards, including UN Global Compact. We monitor investee companies through public sources, external data providers, external research and our own internal research. Monitoring allows us to track progress in investee companies and assess companies within and across sectors and to ensure that these policies and procedures are being followed.
Escalation Process
In certain cases, we may experience that our engagement efforts do not result in the required progress or changes that was the engagement objective. In such cases, voting is an escalation method to indicate to the investee company the direction, we would like to see. If we for a longer period of time continue to experience resistance from the investee company, we may decide to divest. However, divestment is seen as a last resort as we would rather engage with the objective to make progress than leave the investee company.
Conflicts of Interests
Conflicts of interest may potentially occur in relation to our investments in investee companies owned or managed by our stakeholders (shareholders, members of management etc.). In order to manage such potential conflicts, there is no involvement of such stakeholders in our investment processes, and we do not invest in IPOs initiated by our shareholders.

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C WorldWide Asset
Management
Fondsmaeglerselskab
A/S — Continued
If investors in two or more strategies have different interests in a proposal in an investee company the voting decisions shall be made by each portfolio management team in the best interest of the investors of the strategy managed by such portfolio management team.
We disclose conflicts of interests that cannot be avoided and entail a risk to a client or investor and the steps taken to mitigate those risks.
Public disclosure
On an annual basis, we publicly disclose on our website how the Engagement and Proxy Voting Policy has been implemented, including a general description of voting behaviour, an explanation of the most significant votes and the use of the services of proxy advisors. The annual disclosure includes information on significant engagements and how we have cast votes in the general meetings of investee companies. Such disclosure may exclude votes that are insignificant due to the subject matter of the vote or the size of the holding in the investee company.
Application, Monitoring and Review of Policy
We monitor proxy activity to ensure that this policy and our proxy voting procedures are being followed.
This policy applies as of 2 September 2025 and is reviewed as a minimum on an annual basis.
As adopted by the Board of Directors on 2 September 2025.
Annex A
C WorldWide Asset Management Fondsmaeglerselskab A/S
C WorldWide Fund Management S.A.

Disciplined Alpha LLC
Introduction
Disciplined Alpha LLC (“Disciplined Alpha” or the “Advisor”) has adopted the following policy and procedures for voting proxies to ensure consistency with our fiduciary responsibilities and align with the requirements of Rule 206(4)-6 under the Advisers Act. Disciplined Alpha’s policy is to seek to maximize shareholder value and protect shareholder interests when voting proxies on behalf of its clients. The Advisor may determine to abstain from voting a proxy if it is believed that such action is in the best interests of a particular account or client. The Advisor will not consider its own interests or the interests of any affiliate when voting proxies.
Procedures
Disciplined Alpha has adopted proxy voting guidelines (“Guidelines”) related to standard recurring topics. The Guidelines are reviewed annually or as necessary by the Head of Compliance. Disciplined Alpha has engaged a third-party service provider, Glass Lewis (the “Proxy Servicer”), to assist with proxy voting. The Head of Compliance oversees the Proxy Servicer to ensure that (i) proxies are being voted in accordance with the Guidelines, (ii) proper records are being retained, (iii) the Guidelines are reviewed at least annually, (iv) monitoring for and identifying material conflicts of interest, and (v) prepared reports for internal and external requests are available for prompt distribution.
Guidelines
The Guidelines are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Topics included in the Guidelines include but are not limited to:
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Election of Directors - considering factors such as director qualifications, term of office, age limits.
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Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.
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Election of Auditors - considering factors such as independence and reputation of the auditing firm.
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Proxy Contest Defenses - considering factors such as board structure and cumulative voting.
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Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.
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Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.
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Capital Structure - considering factors such as common stock authorization and stock distributions.
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Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

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Disciplined Alpha LLC —
Continued
■
State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.
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Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.
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Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.
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Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.
Process
The Proxy Servicer tracks proxy meetings and reconciles proxy ballots received for each meeting. For each meeting, the Proxy Servicer reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines implemented by Disciplined Alpha. Proxies will be voted automatically in accordance with the Guidelines, unless the Advisor believes that following the guidelines would not be in the clients’ best interests. In limited circumstances, Disciplined Alpha may override the Guidelines at any time on or before the meeting cutoff date. If Disciplined Alpha chooses to vote against the Proxy Servicer’s stated guidelines a written rationale for the vote against the stated guidelines must be approved by the Head of Compliance
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between a client and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of Disciplined Alpha’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Head of Compliance to monitor potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct the Proxy Servicer to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Head of Compliance will disclose to the client or its Board, the voting issues that created the conflict of interest and the manner in which Proxy Servicer voted such proxies.
Potential conflicts are identified where Disciplined Alpha has a relationship where incentives are present or personal connections exist including but not limited to the below situations:
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Voting the meeting of an issuer who is also a client;
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Voting of an issuer involving an Officer, Director or Employee of and affiliate of subsidiary;
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Voting to favor one client over another; and
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Voting to favor one portfolio manager or research analyst over another.
Disciplined Alpha has adopted the following practices to avoid conflicts:
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Disclose any existing business and contractual relationships when casting votes at portfolio companies;
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Delegate votes that may involve conflicting interests to a neutral third party;
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Describe all voting policies in sufficient detail and make them clearly transparent to clients; and
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Discuss existing policies with and solicit input from underlying clients when formulating or updating proxy voting policies.
Record of Proxy Voting
Where Disciplined Alpha does not vote in alignment with this policy, a record, including the name of the company, date of the vote, which ballot issue was voted against this policy and details of the reasoning for the unalignment shall be produced and submitted to the Head of Compliance. In a situation where a ballot is missed or a voting error occurs, the details shall be recorded and reviewed by the Head of Compliance to determine if any client notification is necessary and to implement procedures to mitigate the risk of this happening again.
The Advisor, with the assistance of Proxy Servicer, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the Advisor voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30 will be available without charge, upon request, by calling the Advisor at (857) 350-3958.

EARNEST Partners LLC
PROXY POLICIES
As a general rule, EARNEST Partners (hereinafter referred to as “Adviser”, “We”, or “Us”) will accept authority to vote Client securities. The Adviser and the Client will agree upon the scope of the Adviser’s authority and responsibilities to vote proxies on behalf of the Client in an investment management agreement. Clients can generally direct Us in writing to vote on their behalf according to specific

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EARNEST Partners LLC —
Continued
proxy voting guidelines or how to vote on their behalf in a particular solicitation. Absent any written direction from the Client and provided We (or our designee, as applicable) receive the proxies timely and in good order, We will seek to vote the proxies in accordance with our then current proxy voting policies and procedures as generally described below.
In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:
■
While the Adviser engages with portfolio companies on a regular basis, the Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
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The Adviser will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
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The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
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All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.
PROXY PROCEDURES
The Adviser has designated a Proxy Director. The Proxy Director, in consultation with the Adviser’s Investment Team, will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Absent any written direction from the Client, proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above, the Adviser’s Proxy Voting Guidelines (currently obtained from Institutional Shareholder Services (ISS)) and the different categories of Clients, as determined by the Adviser. Therefore, it is possible that actual votes may differ from the general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.
A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing Us at:
EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772
The Adviser reserves the right to change these policies and procedures at any time without notice.

Granahan Investment Management, LLC
Proxy Voting Procedure
U.S. Guidelines
 Election of Directors
 The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. Glass Lewis believes that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.
 Auditor Ratification
 Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends voting against the entire audit committee.
 Executive Compensation

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Appendix a – Proxy Voting

Granahan Investment
Management, LLC —
Continued
 Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis believes the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.
 Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
 Moreover, Glass Lewis believes that it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, Glass Lewis does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
 Anti-Takeover Measures
 Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain circumstances, Glass Lewis will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable qualifying offer clause.
Compensation, Environmental, Social and Governance Shareholder Initiatives
 Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. Glass Lewis feels strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, Glass Lewis believes shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, Glass Lewis recognizes that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.
 To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally recommends supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. Glass Lewis generally recommends supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, Glass Lewis also generally recommends supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.
 International Guidelines
 Election of Directors
 Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium-and long-term. In Glass Lewis’s view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.
 Financial Reporting

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Granahan Investment
Management, LLC —
Continued
 Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. Glass Lewis will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of its report, Glass Lewis will recommend that shareholders abstain from voting on this proposal.
 In many countries, companies must submit the allocation of income for shareholder approval. Glass Lewis will generally recommend voting for such a proposal. However, Glass Lewis will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.
 Glass Lewis generally supports management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where Glass Lewis believes the independence of an incumbent auditor or the integrity of the audit has been compromised.
 Compensation
 Glass Lewis closely reviews companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, Glass Lewis examines how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.
Governance Structure
 Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, Glass Lewis will analyze each change individually and will recommend voting for the proposal only when Glass Lewis believes that the amendments on balance are in the best interests of shareholders.
 Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what it believes to be a reasonable ‘qualifying offer’ clause.
 Environmental and Social Risk
 Glass Lewis believes companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, Glass Lewis believes companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.
 When Glass Lewis identifies situations where shareholder value is at risk, it may recommend voting in favor of a reasonable and well-targeted shareholder proposal if it believes supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, Glass Lewis will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports; and/or (iii) directors (in egregious cases).
 Continental Europe Guidelines
 Election of Directors
 When companies disclose sufficient relevant information, Glass Lewis looks at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, Glass Lewis will consider recommending abstaining on the directors’ election.
 Financial Reporting

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Granahan Investment
Management, LLC —
Continued
 As a routine matter, shareholders in European companies are either asked to approve a company’s accounts and reports or to acknowledge receipt of the accounts and reports, which have already been approved by the board and management. A company’s consolidated financial statements combine the activities of the company with the activities of its subsidiaries. Some companies may seek separate approval of the consolidated and standalone accounts and reports. Unless there are concerns about the integrity of the financial statements or reports, Glass Lewis will recommend voting for these proposals. Glass Lewis will generally recommend voting for proposals seeking to acknowledge the receipt of a company’s accounts and reports provided they are available to shareholders. However, in the event that the audited financial statements have not been made available, Glass Lewis does not believe shareholders have sufficient information to make an informed judgment regarding these matters. As such, Glass Lewis will recommend that shareholders abstain from voting on the relevant agenda items.
In many European markets, companies must submit the allocation of annual profits or losses for shareholder approval. Glass Lewis will generally recommend voting for such a proposal. With respect to dividends, Glass Lewis generally supports the board’s proposed dividend (or the absence thereof). However, Glass Lewis will give particular scrutiny to cases where a company’s dividend payout ratio, based on consolidated earnings, has decreased to an exceptionally low level (i.e., less than 10%) from a more reasonable payout ratio (i.e., over 10%), or where a company has eliminated dividend payments altogether without explanation. Glass Lewis will also scrutinize dividend payouts that are consistently excessively high relative to peers (i.e., over 100%) without satisfactory explanation. In most cases, Glass Lewis believes the board is in the best position to determine whether a company has sufficient resources to distribute a dividend to shareholders. As such, Glass Lewis will only recommend that shareholders refrain from supporting dividend proposals in exceptional cases.
 Executive Compensation
 Glass Lewis carefully reviews the compensation awarded to senior executives, as it believes that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis typically looks for compensation arrangements that provide for a mix of performance-based short- and long-term incentives in addition to base salary.
 Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. Glass Lewis recognizes performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, Glass Lewis believes companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.
 Moreover, Glass Lewis believes it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While Glass Lewis favors full disclosure for senior executives and it views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, it does not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.
 Governance Structure
 Glass Lewis will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. Glass Lewis is opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from reviewing each amendment on its own merit. In such cases, Glass Lewis will analyze each change on its own. Glass Lewis will recommend voting for the proposal only when, on balance, it believes that the amendments are in the best interests of shareholders. In Europe, it is common for proposed technical amendments to a company’s articles of association, resulting from changes to corporate law or necessary changes to the wording of an article without changing the meaning of the article, to be bundled together under a single proposal. In such cases, Glass Lewis will recommend voting for the proposal.
 Shareholder ratification of board, management and/or auditors’ acts during the previous fiscal year is required in many European markets. The legal consequences of the ratification vary by market, and Glass Lewis’s analysis and recommendations take this into account. Glass Lewis will evaluate each proposal on a case-by-case basis. Unless there are any concerns about the integrity and performance of the individuals being ratified, Glass Lewis will generally recommend voting for this proposal. Glass Lewis may recommend voting against or abstaining from voting on a ratification proposal under

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Granahan Investment
Management, LLC —
Continued
the following conditions: (i) members of the board, management or auditing firm have been accused or convicted of fraud or other illegal activities that may be damaging to shareholders’ interests; (ii) the report of the independent auditor notes a material weakness, serious restatement, or failure to comply with accounting norms; (iii) the board has consistently failed to address pressing shareholder concerns; or (iv) other exceptional cases in which the board has clearly failed to protect shareholders’ interests. In addition, when Glass Lewis has serious concerns regarding the actions of the board and no members of the board are up for election, Glass Lewis is more likely to recommend voting against the ratification of board acts.
Capital Management
 Glass Lewis believes that adequate capital stock is important to a company’s operation. European companies are authorized to increase share capital through several methods, which may or may not involve the issuance of shares.
 In general, issuing an excessive amount of additional shares and/or convertible securities can dilute existing holders. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares.
 Shareholder Initiatives
 Glass Lewis evaluates shareholder proposals on a case-by-case basis. Glass Lewis generally favor appropriately-crafted proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. Glass Lewis typically prefers to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when Glass Lewis sees a clear and direct link between the proposal and some economic or financial issue for the company. Glass Lewis feels strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including actual director elections and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. Glass Lewis believe that shareholders should hold directors accountable for management and policy decisions through the election of directors.

Income Research + Management
PROXY VOTING POLICY
Income Research & Management’s (“IR+M”) policy regarding proxy voting (the “Proxy Policy”) consists of (1) the statement of policy, (2) identification of the person(s) responsible for implementing this policy, (3) the procedures adopted by IR+M to implement the policy, and (4) the guidelines utilized by IR+M when enacting this policy.
Statement of Policy
The Advisers Act requires IR+M at all times to act solely in the best interest of its clients. Rule 206(4)-6 of the Advisers Act requires any adviser who votes proxies on behalf of clients to have written policies and procedures that are reasonably designed to ensure an adviser votes such proxies in the best interest of clients.
It is generally IR+M’s policy that each client is responsible for voting all of the proxies with respect to the securities he ld in their accounts. Therefore, IR+M has adopted a Proxy Policy that it believes is reasonably designed to ensure that IR+M does not vote proxies for its clients, and that all proxy materials are forwarded to clients so that they can exercise their voting authority. In the event that IR+M has been delegated the responsibility to vote proxies on behalf of a client, this Proxy Policy addresses the treatment of this circumstance. Such proxies will be voted pursuant to the proxy voting guidelines below. For IR&M Private Funds, the custodian, BNY Mellon, is instructed to send proxy ballots to IR+M. Similarly, IR+M has instructed Global Trust Company, the Trustee for the IR+M Collective Investment Trust (CITs) to forward all proxies received to IR+M as it has legal authority to vote proxies. Such proxies will be reviewed for applicability according to our process and if appropriate will be processed pursuant to the voting guidelines set forth in the Proxy Policy.
Who is Responsible for Implementing this Policy?
The Chief Compliance Officer (“CCO”) is responsible for the overall implementation and monitoring of this policy. The CCO can delegate any of his or her responsibilities under this policy to another person (the “Delegate”).

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Income Research +
Management — Continued
Procedures to Implement this Policy
Client Disclosure
The Advisers Act requires IR+M to provide clients with a description of its proxy voting policy. IR+M takes the necessary steps to ensure that clients are provided with adequate disclosure as to the parameters of the Proxy Policy. All clients and prospective clients will receive disclosure of a summary of the Proxy Policy on Form ADV Part 2.
In the event IR+M votes proxies on behalf of a client, IR+M will, upon request from the client, provide a record of how such proxy votes were cast on behalf of that client.
Administration
In implementing these procedures, IR+M will ensure:
■
The appropriate employees are aware of IR+M’s general policy not to vote proxies on behalf of its clients, and that any exceptions to this policy are documented.
■
Voting responsibility between IR+M and the client is clear in the investment management agreement.
■
Any proxies that are received by IR+M are forwarded on to the client in a timely manner, if IR+M is not responsible for voting such proxies.
■
Our clients may obtain a copy of the Proxy Policy upon request.
Maintaining Records
IR+M creates and maintains appropriate records to ensure proper implementation and administration of this policy and will preserve such records in accordance with our internal policies.
Guidelines
If IR+M is delegated voting authority, it is generally our policy to vote in accordance with the issuer’s management recommendation absent countervailing considerations. If we believe the issuer’s management position on a particular issue is not in the best interests of our clients, we will vote contrary to the issuer’s management’s recommendation. IR+M will apply these same guidelines for voting proxies to all such accounts for which it has voting authority.
Conflicts of Interest
A material conflict of interest may arise in the course of IR+M’s proxy voting activities. Such a conflict of interest might exist when (1) an issuer who is soliciting proxy votes also has a client relationship with IR+M, (2) an IR+M client is involved in a proxy contest, or (3) when an IR+M employee has a personal interest in a proxy matter. When such a conflict of interest does arise, and to ensure that proxies are voted solely in IR+M’s clients’ best interests, the CCO may consult the Management Committee of IR+M, as well as legal counsel to help determine how the items of a particular proxy ballot should be voted. In the event such a conflict of interest still cannot be mitigated, IR+M may seek out an independent fiduciary to vote the proxy.
Effective: October 2023

Jennison Associates, LLC
I.POLICY
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company’s operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value.
Jennison’s proxy voting policy and procedures and proxy voting records are publicly available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.
II.PROCEDURES
Proxy Voting Guidelines

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Appendix a – Proxy Voting

Jennison Associates,
LLC — Continued
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.
The Guidelines are reviewed annually and as necessary by the Proxy Team. Proposed revisions to the Guidelines are reviewed and approved by the Company’s Proxy Voting Committee and Investment Professionals when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client Directed and Jennison Custom Voting Guidelines
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines (“Client Directed Custom Guidelines”) or may indicate that the Company is not responsible for voting the client’s proxies. We try to accommodate such requests where appropriate.
The Proxy Team reviews Client Directed Custom Guidelines and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Additionally, for certain investment products or vehicles that are developed and managed by the Company that seek to follow certain religious values (“Jennison Investment Products”), Jennison has adopted custom guidelines from a third party proxy voting vendor that are aligned with the particular Jennison Investment Product (“Jennison Custom Guidelines”). Prior to the adoption of Jennison Custom Guidelines, the Proxy Committee will review the custom guidelines provided by the third party proxy vendor. The Proxy Team will review the proxy voting records of the Jennison Investment Products that utilize the Jennison Custom Guidelines on a quarterly basis and provide reporting to the Proxy Committee.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.
The third party proxy voting vendor is responsible for operational implementation of Client Directed Custom Guidelines and Jennison Custom Guidelines (“Client Directed Custom Guidelines and Jennison Custom Guidelines are collectively Custom Guidelines”). The ballots received for clients/accounts with Custom Guidelines will be automatically voted in accordance with the Custom Guideline recommendations by the third party proxy voting vendor. Jennison also subscribes to additional proxy voting research from another third party on proxy proposals relating to environmental and social topics.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
■
Jennison managing the pension plan of the issuer.
■
Jennison or its affiliates have a material business relationship with the issuer.
■
Jennison investment professionals who are related to a person who is senior management or a director at a public company
■
Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.

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Jennison Associates,
LLC — Continued
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings
Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client’s account who will coordinate with the Proxy Team.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form NP-X.
Pre-Solicitation Contact
From time to time, portfolio companies (or proxy solicitors acting on their behalf) may contact Investment Professionals or others in advance of the publication of proxy solicitation materials to solicit support for certain contemplated proposals:
■
A pre-solicitation contact is any communication, written or oral, formal or informal, with the company or a representative of the company regarding proxy proposals prior to publication of the official proxy solicitation materials.
A pre-solicitation contact could result in the recipient receiving material non-public information.
In a situation when an employee is contacted in advance of publication of proxy solicitation materials or when the employee believes that the information shared could be considered material and non-public, the employee should immediately contact Compliance.
Under certain circumstances, it may be appropriate to share our general approach to certain issues. However, employees are prohibited from disclosing how we voted or promising to vote in a particular manner under any circumstance during these pre-solicitation meetings or contacts.
Jennison is a fiduciary and exercises opportunities to vote proxies solely in the best interest of our clients.

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Appendix a – Proxy Voting

Jennison Associates,
LLC — Continued
III.INTERNAL CONTROLS
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
■
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures
■
Review proposed amendments to the Guidelines in consultation with the Investment Professionals and make revisions as appropriate
■
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes
■
Review all Guideline overrides
■
Review quarterly voting metrics and analysis published by the Proxy Team
■
Review accuracy of the application of Custom Guidelines
■
Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review: Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.
IV.ESCALATING CONCERNS
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively, Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.
V.DISCIPLINE AND SANCTIONS
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.

Osmosis Investment Management US LLC
POLICY
Unless expressly requested in the Investment Advisory Agreement or other communication from the Client, the Client reserves to itself the exclusive authority to vote proxies with respect to assets held in their Account, and will notify Custodian to that effect. However, the Firm accepts responsibility for voting proxies if requested. Each Client agreement will establish whether Osmosis has been granted proxy voting authority by the Client and whether there are any limitations with respect to this authority. In voting such proxies, the Firm will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of Clients as shareholders.
Currently, the Firm has been delegated the authority to vote proxies for certain assets that it advises. Osmosis has been delegated the authority to vote proxies for the Funds and certain SMA clients.
RESPONSIBILITY
The CCO is responsible for ensuring accurate and adequate disclosure in Form ADV Part 2 and periodically reviewing proxy voting documentation.

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Osmosis Investment
Management US LLC —
Continued
PROCEDURES
Osmosis uses an electronic proxy management system (currently Institutional Shareholder Services - ISS) where possible to assist in the receipt, tracking, voting and recording of proxies received by the Firm, and to maintain comprehensive reporting of the voting record. Osmosis utilizes ISS automated voting management. ISS conducts a comprehensive analysis of proxy issues ensuring that Clients receive analyses and vote recommendations for all holdings in their portfolios. The recommendations of ISS seasoned research team are based on empirical research measuring the impact of proxy issues on shareholder value, in full compliance with U.S. Department of Labor standards for voting proxies for ERISA plans.
The Firm receives proxy voting guidelines from certain Clients and votes all proxies in accordance with these guidelines. All proxy voting guidelines are provided to ISS at the onset of the Client relationship. In the absence of specific voting guidelines from the Client, the Firm has adopted ISS country specific proxy voting guidelines.
The International Climate Proxy Voting ISS Guidelines cover several areas, including but not limited to Auditors, Board of Directors, Proxy Contests, Takeover Defenses, Business Combinations and Corporate Restructurings, State of Incorporation, Capital Structure, Compensation of Officers and Directors, and Shareholder Proposals on Social and Environmental Issues. A description of the specific issues in these areas and how these issues will be voted can be found in US and International Climate Proxy Voting Guidelines on the ISS website at:
■
https://www.issgovernance.com/file/policy/active/specialty/Climate-US-Voting- Guidelines.pdf
■
https://www.issgovernance.com/file/policy/active/specialty/Climate-International-Voting- Guidelines.pdf
Though it is unlikely, the Firm has retained the right to override the ISS Guidelines as it sees fit. In such cases, the Investment Team should notify the CCO of the intent to override these guidelines, who will review the request for potential conflicts of interest and ensure a rationale for the override is documented.
In situations where ISS becomes aware, before submission, that an issuer files new material public information or if ISS finds that a report contains a material error, ISS promptly issues a Proxy Alert (“Alert”) to inform Osmosis of any corrections and, if necessary, any resulting changes in the vote recommendations. If the original vote was made automatically by ISS, ISS makes these corrections on Osmosis’s behalf. Alerts are distributed to Osmosis through the same ProxyExchange platform used to distribute the regular research and voting recommendations. This ensures that the clients who received an original report will also receive the related Alert, which is attached to the relevant original company meeting report. Even if ISS has cast its vote on Osmosis’s behalf before receiving an Alert, ISS and/or Osmosis may cancel and change its vote at any time before the meeting vote deadline, if ISS and/or Osmosis determines that such a change is warranted by the new information.
Certain international markets have implemented share blocking. This refers to a rule prohibiting shareowners from trading or loaning shares that they intend to vote for some period of time leading up to, and sometimes following, the annual meeting date. As a matter of policy, the Firm does not participate in voting proxies that are part of share blocking in order to avoid trade restrictions.
In effecting its policy of voting proxies in the best interests of our Clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between the Firm, as the investment adviser, and its Clients. Potential conflict of interest situations are avoided by voting all proxies in accordance with its Client’s instructions and/or ISS guidelines.
The following describes the standard procedures that are to be followed with respect to carrying out the Firm’s proxy voting policy:
■
New Clients: Upon receipt of a new Client, the Firm will inform the Portfolio Manager of the Client’s proxy instructions. In the event the Firm is instructed to vote proxies on the Client’s behalf, the Portfolio Manager will notify ISS and have the Client added to the Master Account and Custodian List.
■
A Voter Custodian Letter is then sent to the new Client custodian to notify the custodian to forward proxies or vote solicitations to ISS for the new account that ISS will be servicing. ISS will also receive a copy of this custodian letter in the event that follow up is necessary.
■
All proxy materials received by ISS will be recorded immediately into a central database.
■
All incoming proxy materials will be reconciled for missing ballots. If ballots do not arrive on time, ISS proactively procures them from the appropriate Custodian or proxy distribution agent.

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Appendix a – Proxy Voting

Osmosis Investment
Management US LLC —
Continued
■
ISS will execute proxy votes in the best interest of the Client, based on the Client’s specific guidelines or in the absence of guidelines, ISS voting guidelines.
■
ISS is responsible for the maintenance of information about the manner in which they voted the proxies held in each Client’s portfolio. ISS is further responsible for the maintenance of all required records related to proxy voting on behalf of the Firm, including but not limited to, copies of proxy materials and internal documentation relating to the proxy voting process.
In accordance with the SEC, ISS will maintain the aforementioned records for a period of not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years).
Clients may obtain copies of the Proxy Voting Policy and/or voting records of how the Firm voted on behalf of their account by contacting the CCO. The CCO periodically reviews the proxy voting record for compliance with policies and compliance with Client proxy voting guidelines.
Records
The Firm and/or its brokers/custodians maintain records of
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all proxy statements and materials received;
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all proxy votes that are made on behalf of the Clients;
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all documents that were material to a proxy vote;
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all written requests from Clients regarding voting history;
■
all responses (written and oral) to Clients’ requests.
Review
Osmosis provides information in its Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that Clients may request information regarding how Osmosis voted a Client’s proxies, and that Clients may request a copy of the Firm’s proxy policies and procedures.
Periodically, the CCO will review the proxy voting record of Clients to reconcile account holdings with actual proxies voted.
The CCO will conduct due diligence of Proxy Vendors on a periodic basis. Specifically, Osmosis will be focused on reviewing if ISS:
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Has the capacity and competency to adequately analyze proxy voting matters, taking into account the firm’s staffing, personnel, and technology;
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Has an effective process for maintaining updated proxy voting policies and methodologies;
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Has disclosed the methodologies used in formulating voting recommendations and has considered factors unique to a specific issuer;
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Has considered the nature of any third-party information sources that they use as a basis for voting recommendations;
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Has considered what steps it should take to develop a reasonable understanding of when and how ISS would expect to engage with issuers and third parties;
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Has adopted conflicts of interest policies and procedures to identify, evaluate, and update Osmosis on its conflicts;
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Has considered the effectiveness of its policies and procedures for obtaining current and accurate information relevant to matters included in its research;
■
Has considered its engagement with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and processes to identify deficiencies in its analysis; and
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Has adopted processes for Osmosis to access the issuer’s views about the firm’s voting recommendations in a timely and efficient manner.

PanAgora Asset Management, Inc.
PROXY VOTING POLICY
Introduction
PanAgora Asset Management (“PanAgora”) has established this policy in order to ensure that it votes proxies in a manner which is consistent with the best interests of its clients. PanAgora’s Trading & Investment Practices Committee (“TIPC”) is responsible for overseeing the proxy voting process, including the establishment, implementation, and oversight of this policy. To assist PanAgora in carrying out its responsibilities under this policy, PanAgora has engaged Institutional Shareholder Services, Inc. (“ISS”), a governance research service which is registered as an investment adviser, to provide research and recommendations related to proxy votes. PanAgora has instituted a process for oversight of ISS, including review of ISS reports to ensure compliance with PanAgora’s policy, periodic meetings

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PanAgora Asset
Management, Inc. —
Continued
and review of ISS’ policies and procedures and any potential conflicts of interest. Although PanAgora has instructed ISS to vote in accordance with this policy, PanAgora retains the right to deviate from ISS’ recommendations if, in its estimation, doing so would be in the best interest of clients. All proxy votes on behalf of clients are voted the same way; however, PanAgora may refrain from voting proxies for certain clients in certain markets, dependent upon the respective client investment management agreements. In addition, PanAgora:
■
describes its proxy voting procedures to its clients and investors in clients in Part 2A of its Form ADV;
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provides clients and investors with this written proxy policy, upon request;
■
discloses to its clients and investors how they may obtain information on how PanAgora voted the client’s proxies;
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generally applies its proxy voting policy consistently and keeps records of votes for each client in order to verify the consistency of such voting;
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maintains documentation as to the reason(s) for voting for all non-routine items; and
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keeps records of such proxy votes.
Process
PanAgora’s Chief Compliance Officer is responsible for monitoring proxy voting under this policy. As stated above, oversight of the proxy voting process is the responsibility of TIPC, which retains oversight responsibility for all investment activities of PanAgora.
All proxies received on behalf of PanAgora clients are forwarded to ISS. If (i) the request falls within the scope of the proxy voting policy established between PanAgora and ISS, and (ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to the guidelines established with ISS as adopted by TIPC.
However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third-party proxy voting specialist, concerns of clients or portfolio managers.
In instances of special circumstances or issues not directly addressed by our policies, the CCO shall liaise with TIPC in order to make a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of PanAgora. If the CCO or a member of TIPC determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, the CCO, in liaison with TIPC and/or a member of the investment team will examine each of the issuer’s proposals to determine what vote would be in the best interests of PanAgora’s clients.
Potential Conflicts
As discussed above under Process, from time to time, PanAgora will review a proxy that presents a potential material conflict. An example could arise when PanAgora or ISS may have a business or other relationship with participants involved in a proxy contest. PanAgora’s objective in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by the conflict. Casting a vote which simply follows PanAgora’s pre-determined policy eliminates PanAgora’s discretion on the particular issue and may avoid the conflict.
In other cases, where PanAgora’s CCO has determined that additional analysis or discussion may be required, a discussion of the conflict will be brought to the attention of TIPC. PanAgora may employ the services of a third party, wholly independent of PanAgora and those parties involved in the proxy issue, to assist in the determination of how to vote the proxy. In certain situations, TIPC may determine that the employment of a third party is not feasible, impractical, or unnecessary. In such situations, TIPC shall guide PanAgora as to how to vote. The basis for the voting decision shall be formalized in writing.
Recordkeeping
In accordance with applicable law, PanAgora shall retain the following documents for not less than five years from the end of the year in which the proxies were voted:
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PanAgora’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;
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a copy of each proxy statement PanAgora receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do);
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a record of each vote cast by PanAgora (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

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PanAgora Asset
Management, Inc. —
Continued
■
a copy of any document created by PanAgora that was material in making its voting decision or that memorializes the basis for such decision; and
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a copy of each written request from a client, and response to the client, for information on how PanAgora voted the client’s proxies.
Disclosure of Client Voting Information
Any client or investor of PanAgora who wishes to receive information on how proxies were voted should contact PanAgora.
This Policy is intended solely for the use of PanAgora in the management of its business and operations in compliance with applicable law. It is not intended to, and shall not under any circumstances, create any right or expectation in or on the part of any person, including without limitation any client or any interest holder in any client.
Effective: January 2024

Westfield Capital Management Company, L.P.
Introduction
Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.
In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield’s authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.
Oversight of Proxy Voting Function
Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation’s Proxy team will:
• oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;
• ensure required proxy records are retained according to applicable rules and regulations and internal policy;
• distribute proxy reports prepared by the vendor for internal and external requests;
• review the proxy policy and voting guidelines at least annually; and
• identify material conflicts of interest that may impair Westfield’s ability to vote shares in clients’ best interest.
Proxy Voting Guidelines
Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.
The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients’ best interests.
Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients, or a response is requested from the Westfield security analyst or portfolio manager. Westfield is required to disclose all say-on-pay votes on an annual basis in its Form N-PX filing to the SEC.

138

Appendix a – Proxy Voting

Westfield Capital
Management Company,
L.P. — Continued
Proxy Voting Process
The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.
For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.
With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst’s or portfolio manager’s attention. Westfield utilizes the vendor’s classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.
Conflicts of Interest
Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield’s clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure Westfield does not override the vendor’s recommendations.
Annually, Westfield will review the vendor’s policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.
Proxy Reports
Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:
• company name
• meeting agenda
• how the account voted on each agenda item
• how management recommended the vote to be cast on each agenda item
• rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)
Recordkeeping
In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:
• a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;

139

Appendix a – Proxy Voting

Westfield Capital
Management Company,
L.P. — Continued
• electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
• records of each vote cast for each client;
• documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);
• written reports to clients on proxy voting and all client requests for information and Westfield’s response;
• disclosure documentation to clients on how they may obtain information on how Westfield voted their securities

140

[THIS PAGE INTENTIONALLY LEFT BLANK]

111 South Wacker Drive, 34th Floor
Chicago, Illinois 60606-4302
800-422-1050
harborcapital.com
ETF.SAI.0326

HARBOR ETF TRUST
PART C. OTHER INFORMATION
Item 28.	Exhibits
a.	(1)	Amended and Restated Agreement and Declaration of Trust dated January 26, 2022 - filed with Post-Effective Amendment No. 10 on February 22, 2022
	(2)	Certificate of Trust of Registrant dated April 13, 2021 – filed with Pre-Effective Amendment No. 2 on September 10, 2021
	(3)	Schedule A to Amended and Restated Agreement and Declaration of Trust dated November 21, 2025 – filed with Post-Effective Amendment No. 83 on December 12, 2025
b.		By-Laws dated January 10, 2024 – filed with Post-Effective Amendment No. 45 on February 29, 2024
c.
Article VI of the Amended and Restated Agreement and Declaration of Trust dated January 26, 2022 and
Article III of the By-Laws dated January 10, 2024 – filed with Post-Effective Amendment No. 45 on
February 29, 2024

d.	(1)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Scientific Alpha High-Yield ETF (now known as Harbor Ares Systematic High Yield ETF), Harbor
Scientific Alpha Income ETF (now known as Harbor Ares Systematic Multi-Sector Income ETF) – dated
September 16, 2021, filed with Pre-Effective Amendment No. 1 on July 8, 2021

(2)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and BlueCove Limited (now
known as Ares Systematic Credit Limited) – Harbor Scientific Alpha High-Yield ETF (now known as
Harbor Ares Systematic High Yield ETF), Harbor Scientific Alpha Income ETF (now known as Harbor
Ares Systematic Multi-Sector Income ETF) – dated February 1, 2026 – filed herewith

(3)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Long-Term Growers ETF – dated February 2, 2022 – filed with Post-Effective Amendment No. 6 on
January 31, 2022

(4)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Jennison Associates LLC
– Harbor Long-Term Growers ETF – dated February 2, 2022 – filed with N-14 Registration Statement on
March 11, 2022

(5)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Commodity All-Weather Strategy ETF – dated February 9, 2022 – filed with Post-Effective Amendment
No. 8 on February 8, 2022

(6)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Quantix Commodities
LP – Harbor Commodity All-Weather Strategy ETF – dated February 9, 2022 – filed with Post-Effective
Amendment No. 8 on February 8, 2022

(7)
Investment Advisory Agreement between the Subsidiary and Harbor Capital Advisors, Inc. – Harbor
Cayman Inflation Focus Ltd – dated February 9, 2022 – filed with Post-Effective Amendment No. 8 on
February 8, 2022

(8)
Subadvisory Agreement between the Subsidiary, Harbor Capital Advisors, Inc. and Quantix Commodities
LP – Harbor Cayman Inflation Focus Ltd. – dated February 9, 2022 – filed with Post-Effective Amendment
No. 8 on February 8, 2022

(9)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Dividend Growth Leaders ETF – dated May 23, 2022 – filed with Post-Effective Amendment No. 13 on
April 13, 2022

(10)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Westfield Capital
Management Company, L.P. – Harbor Dividend Growth Leaders ETF – dated May 23, 2022 – filed with
Post-Effective Amendment No. 13 on April 13, 2022

	(11)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor International Compounders ETF – filed with Post-Effective Amendment No. 19 on August 17, 2022
(12)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and C WorldWide Asset
Management Fondsmaeglerselskab A/S – Harbor International Compounders ETF – filed with
Post-Effective Amendment No. 19 on August 17, 2022

(13)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Human
Capital Factor US Large Cap ETF (formerly, Harbor Corporate Culture ETF) – dated October 12, 2022 –
filed with Post-Effective Amendment No. 21 on September 28, 2022

	(14)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Health Care ETF – filed with Post-Effective Amendment No. 22 on October 31, 2022

(15)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Westfield Capital
Management Company, L.P. – Harbor Health Care ETF – filed with Post-Effective Amendment No. 22 on
October 31, 2022

(16)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Human
Capital Factor US Small Cap ETF (formerly, Harbor Corporate Culture Small Cap ETF) – dated April 12,
2023 – filed with Post-Effective Amendment No. 26 on March 27, 2023

(17)
Amended and Restated Investment Advisory Agreement between the Registrant and Harbor Capital
Advisors, Inc. – Harbor Multi-Asset Explorer ETF – filed with Post-Effective Amendment No. 74 on
February 27, 2025

(18)	Investment Advisory Agreement between the Subsidiary and Harbor Capital Advisors, Inc. – Harbor Cayman Multi-Asset Ltd – filed with Post-Effective Amendment No. 74 on February 27, 2025
(19)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Long-Short Equity ETF – filed with Post-Effective Amendment No. 39 on November 3, 2023
(20)
Amended and Restated Investment Advisory Agreement for Subadvisor between the Registrant, Harbor
Capital Advisors, Inc. and Disciplined Alpha LLC – dated March 1, 2025 – Harbor Long-Short Equity ETF
– filed with Post-Effective Amendment No. 74 on February 27, 2025

(21)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisor, Inc. – Harbor Disciplined Bond ETF – filed with Post-Effective Amendment No. 48 on April 16, 2024
(22)
Form of Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Income
Research + Management – Harbor Disciplined Bond ETF – filed with Post-Effective Amendment No. 48 on April 16, 2024

(23)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor AlphaEdge Small Cap Earners ETF – filed with Post-Effective Amendment No. 55 on June 25, 2024
(24)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor AlphaEdge Large Cap Value ETF – filed with Post-Effective Amendment No. 59 on August 14, 2024
(25)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Active Small Cap ETF – filed with Post-Effective Amendment No. 60 on August 16, 2024
(26)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Byron Place Capital
Management, LLC – Harbor Active Small Cap ETF – filed with Post-Effective Amendment No. 60 on
August 16, 2024

(27)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor PanAgora Dynamic Large Cap Core ETF – filed with Post-Effective Amendment No. 63 on September 24, 2024
(28)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and PanAgora Asset
Management, Inc. – Harbor PanAgora Dynamic Large Cap Core ETF – filed with Post-Effective
Amendment No. 63 on September 24, 2024

(29)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Osmosis Emerging Markets Resource Efficient ETF – filed with Post-Effective Amendment No. 68 on
November 29, 2024

(30)
Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Osmosis Investment
Management US LLC – Harbor Osmosis Emerging Markets Resource Efficient ETF – filed with
Post-Effective Amendment No. 68 on November 29, 2024

(31)
Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor
Osmosis International Resource Efficient ETF – filed with Post-Effective Amendment No. 68 on
November 29, 2024

(32)
Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Osmosis Investment
Management US LLC – Harbor Osmosis International Resource Efficient ETF – filed with Post-Effective
Amendment No. 68 on November 29, 2024

(33)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Emerging Markets Select ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025
(34)
Form of Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and C
WorldWide Asset Management Fondsmaeglerselskab A/S – Harbor Emerging Markets Select ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025

(35)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Emerging Markets Equity ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025
(36)
Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and EARNEST Partners
LLC – Harbor Emerging Markets Equity ETF – filed with Post-Effective Amendment No. 77 on April 9,
2025

	(37)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor International Equity ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025
	(38)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and EARNEST Partners LLC – Harbor International Equity ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025
	(39)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Mid Cap Core ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025
	(40)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and EARNEST Partners LLC – Harbor Mid Cap Core ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025
	(41)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Mid Cap Value ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025
	(42)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and EARNEST Partners LLC – Harbor Mid Cap Value ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025
	(43)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor SMID Cap Core ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025
	(44)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and EARNEST Partners LLC – Harbor SMID Cap Core ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025
	(45)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor SMID Cap Value ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025
	(46)	Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and EARNEST Partners LLC – Harbor SMID Cap Value ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025
	(47)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Transformative Technologies ETF – filed with Post-Effective Amendment No. 77 on April 9, 2025
(48)
Subadvisory Agreement between the Registrant and Harbor Capital Advisors, Inc. and Jennison Associates
LLC – Harbor Transformative Technologies ETF – filed with Post-Effective Amendment No. 78 on May 1,
2025

	(49)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Alpha Layering ETF – filed with Post-Effective Amendment No. 79 on July 15, 2025
(50)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and PanAgora Asset
Management, Inc. – Harbor Alpha Layering ETF – filed with Post-Effective Amendment No. 79 on
July 15, 2025

	(51)	Investment Advisory Agreement between the Subsidiary and Harbor Capital Advisors, Inc. – Harbor Cayman Alpha Layering Ltd – filed with Post-Effective Amendment No. 82 on December 8, 2025
(52)
Subadvisory Agreement between the Subsidiary, Harbor Capital Advisors, Inc. and PanAgora Asset
Management, Inc. – Harbor Cayman Alpha Layering Ltd. – filed with Post-Effective Amendment No. 82 on December 8, 2025

	(53)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor AI Inflection Strategy ETF – filed with Post-Effective Amendment No. 82 on December 8, 2025
	(54)	Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and EARNEST Partners LLC – Harbor AI Inflection Strategy ETF– filed with Post-Effective Amendment No. 82 on December 8, 2025
	(55)	Investment Advisory Agreement between the Registrant and Harbor Capital Advisors, Inc. – Harbor Active Small Cap Growth ETF – filed with Post-Effective Amendment No. 84 on December 17, 2025
(56)
Subadvisory Agreement between the Registrant, Harbor Capital Advisors, Inc. and Granahan Investment
Management LLC – Harbor Active Small Cap Growth ETF – filed with Post-Effective Amendment No. 84 on December 17, 2025

e.	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC, filed with Pre-Effective Amendment No. 1 on July 8, 2021
	(2)	Distribution Agreement Novation between Registrant and Foreside Fund Services, LLC – filed with Pre-Effective Amendment No. 2 on September 10, 2021
	(3)	Amended Schedule to Distribution Agreement between Registrant and Foreside Fund Services, LLC – dated December 1, 2025 – filed with Post-Effective Amendment No. 82 on December 8, 2025
f.		None
g.	(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company – filed with Pre-Effective Amendment No. 2 on September 10, 2021
	(2)	Amended Appendix A to Custodian Agreement between the Registrant and State Street Bank and Trust Company – dated December 1, 2025 – filed with Post-Effective Amendment No. 82 on December 8, 2025
h.	(1)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company – filed with Pre-Effective Amendment No. 2 on September 10, 2021

(2)
Amended Schedule to Transfer Agency and Service Agreement between the Registrant and State Street
Bank and Trust Company – dated December 1, 2025 – filed with Post-Effective Amendment No. 82 on
December 8, 2025

	(3)	Form of Authorized Participant Agreement – filed with Pre-Effective Amendment No. 2 on September 10, 2021
	(4)	Sublicense Agreement between Harbor Capital Advisors, Inc. and Harbor ETF Trust – filed with Post-Effective Amendment No. 10 on February 22, 2022
	(5)	Amendment to Sublicense Agreement between Harbor Capital Advisors, Inc. and Harbor ETF Trust dated March 1, 2023 – filed with Post-Effective Amendment No. 25 on February 24, 2023
	(6)	Index License Agreement between Harbor Capital Advisors, Inc. and Harbor ETF Trust dated June 12, 2024 – filed with Post-Effective Amendment No. 55 on June 25, 2024
	(7)	Amended Exhibit A to Index License Agreement – filed herewith
	(8)	Second Amendment to Index License Agreement – dated December 19, 2024 – filed with Post-Effective Amendment No. 74 on February 27, 2025
i.		Legal Opinion of General Counsel – filed herewith
j.		Consent of Independent Registered Accounting Firm – filed herewith
k.		None
l.		Subscription Letter Related to Initial Capital provided by Harbor Capital Advisors, Inc. – filed with Pre-Effective Amendment No. 2 on September 10, 2021
m.		Distribution Plan adopted May 17, 2021, filed with Pre-Effective Amendment No. 1 on July 8, 2021
n.		Not applicable
o.		Powers of Attorney dated July 1, 2025 - filed with Post-Effective Amendment No. 81 on July 15, 2025
p.	(1)	Harbor Capital Advisors, Inc. Code of Ethics and Standards of Conduct dated December 1, 2025 – filed herewith
	(2)	Harbor ETF Trust Code of Ethics and Standards of Conduct dated December 1, 2025 – filed herewith
	(3)	Ares Systematic Credit Limited (formerly, BlueCove Limited) Code of Ethics dated July 1, 2025 – filed herewith
	(4)	Byron Place Capital Management, LLC Code of Ethics – filed with Post-Effective Amendment No. 74 on February 27, 2025
	(5)	C WorldWide Asset Management Fondsmaeglerselskab A/S Code of Ethics dated May 27, 2025 – filed herewith
	(6)	Disciplined Alpha LLC Code of Ethics dated July 2024 – filed with Post-Effective Amendment No. 74 on February 27, 2025
	(7)	Income Research + Management Code of Ethics – filed with Post-Effective Amendment No. 48 on April 16, 2024
	(8)	Jennison Associates LLC Code of Ethics dated December 31, 2023 – filed with Post-Effective Amendment No. 74 on February 27, 2025
	(9)	Osmosis Investment Management US LLC Code of Ethics – filed with Post-Effective Amendment No. 68 on November 29, 2024
	(10)	PanAgora Asset Management, Inc. Code of Ethics – filed with Post-Effective Amendment No. 63 on September 24, 2024
	(11)	Quantix Commodities LP Code of Ethics – filed with Post-Effective Amendment No. 74 on February 27, 2025
	(12)	Westfield Capital Management Company, L.P. Code of Ethics dated October 21, 2024 – filed with Post-Effective Amendment No. 74 on February 27, 2025
	(13)	EARNEST Partners LLC Code of Ethics – filed with Post-Effective Amendment No. 77 on April 9, 2025
	(14)	Granahan Investment Management LLC Code of Ethics dated December 3, 2025 – filed herewith

Item 29. Persons Controlled by or Under Common Control with Registrant
None
Item 30. Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business or Other Connections of Investment Adviser
The business of Harbor Capital Advisors, Inc. is summarized under “The Advisor” section in the Prospectuses constituting Part A of this Registration Statement, which summaries are incorporated herein by reference.
The business or other connections of each director and officer of Harbor Capital Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Harbor Capital Advisors, Inc. (File No. 801-60367), and is hereby incorporated herein by reference thereto.
For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Subadviser, reference is made to the Form ADV, as amended, filed under the Investment Advisers Act of 1940, which is incorporated herein by reference. The file number for each Subadviser is listed below.
File Number	Subadviser
801-121056	Ares Systematic Credit Limited (formerly, BlueCove Limited)
801-130654	Byron Place Capital Management, LLC
028-16306	C WorldWide Asset Management Fondsmaeglerselskab A/S
801-77808	Disciplined Alpha LLC
801-56189	EARNEST Partners LLC
801-23705	Granahan Investment Management LLC
801-29482	Income Research + Management
801-5608	Jennison Associates LLC
801-107781	Osmosis Investment Management US LLC
801-35497	PanAgora Asset Management, Inc.
801-123068	Quantix Commodities LP
801-69413	Westfield Capital Management Company, L.P.
Item 32. Principal Underwriter
Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.
AB Active ETFs, Inc.
2.
ABS Long/Short Strategies Fund
3.
ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.
ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers

5.
ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.
ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.
AdvisorShares Trust
8.
AFA Private Credit Fund
9.
AGF Investments Trust
10.
AIM ETF Products Trust
11.
Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.
AlphaCentric Prime Meridian Income Fund
13.
American Century ETF Trust
14.
AMG ETF Trust
15.
Amplify ETF Trust
16.
Applied Finance Dividend Fund, Series of World Funds Trust
17.
Applied Finance Explorer Fund, Series of World Funds Trust
18.
Applied Finance Select Fund, Series of World Funds Trust
19.
Ardian Access LLC
20.
ARK ETF Trust
21.
ARK Venture Fund
22.
Bitwise Funds Trust
23.
BondBloxx ETF Trust
24.
Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.
Bridgeway Funds, Inc.
26.
Brinker Capital Destinations Trust
27.
Brookfield Real Assets Income Fund Inc.
28.
Build Funds Trust
29.
Calamos Convertible and High Income Fund
30.
Calamos Convertible Opportunities and Income Fund
31.
Calamos Dynamic Convertible and Income Fund
32.
Calamos Global Dynamic Income Fund
33.
Calamos Global Total Return Fund
34.
Calamos Strategic Total Return Fund
35.
Carlyle Tactical Private Credit Fund
36.
Cascade Private Capital Fund
37.
Catalyst/Perini Strategic Income Fund
38.
CBRE Global Real Estate Income Fund

39.
Center Coast Brookfield MLP & Energy Infrastructure Fund
40.
Clifford Capital Partners Fund, Series of World Funds Trust
41.
Cliffwater Corporate Lending Fund
42.
Cliffwater Enhanced Lending Fund
43.
Coatue Innovative Strategies Fund
44.
Cohen & Steers ETF Trust
45.
Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.
CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
47.
CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
48.
Curasset Capital Management Core Bond Fund, Series of World Funds Trust
49.
Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
50.
CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
51.
Davis Fundamental ETF Trust
52.
Defiance BMNR Option Income ETF, Series of ETF Series Solutions
53.
Defiance Connective Technologies ETF, Series of ETF Series Solutions
54.
Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
55.
Defiance Quantum ETF, Series of ETF Series Solutions
56.
Denali Structured Return Strategy Fund
57.
Dodge & Cox Funds
58.
DoubleLine ETF Trust
59.
DoubleLine Income Solutions Fund
60.
DoubleLine Opportunistic Credit Fund
61.
DoubleLine Yield Opportunities Fund
62.
DriveWealth ETF Trust
63.
EIP Investment Trust
64.
Ellington Income Opportunities Fund
65.
ETF Opportunities Trust
66.
Exchange Listed Funds Trust
67.
Exchange Place Advisors Trust
68.
FIS Trust
69.
FlexShares Trust
70.
Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust
71.
Forum Funds
72.
Forum Funds II

73.
Forum Real Estate Income Fund
74.
Fundrise Growth Tech Fund, LLC
75.
GMO ETF Trust
76.
GoldenTree Opportunistic Credit Fund
77.
Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
78.
Grayscale Funds Trust
79.
Guinness Atkinson Funds
80.
Harbor ETF Trust
81.
Harris Oakmark ETF Trust
82.
Hawaiian Tax-Free Trust
83.
Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
84.
Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
85.
Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
86.
Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
87.
Horizon Kinetics Medical ETF, Series of Listed Funds Trust
88.
Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
89.
Innovator ETFs Trust
90.
Ironwood Institutional Multi-Strategy Fund LLC
91.
Ironwood Multi-Strategy Fund LLC
92.
Jensen Quality Growth ETF, Series of Trust for Professional Managers
93.
John Hancock Exchange-Traded Fund Trust
94.
Kurv ETF Trust
95.
Lazard Active ETF Trust
96.
LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
97.
Mairs & Power Balanced Fund, Series of Trust for Professional Managers
98.
Mairs & Power Growth Fund, Series of Trust for Professional Managers
99.
Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
100.
Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
101.
Manor Investment Funds
102.
MoA Funds Corporation
103.
Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
104.
Morgan Stanley ETF Trust
105.
Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
106.
Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds

107.
Morningstar Funds Trust
108.
NEOS ETF Trust
109.
Niagara Income Opportunities Fund
110.
North Square Evanston Multi-Alpha Fund
111.
NXG Cushing® Midstream Energy Fund
112.
NXG NextGen Infrastructure Income Fund
113.
OTG Latin American Fund, Series of World Funds Trust
114.
Overlay Shares Core Bond ETF, Series of Listed Funds Trust
115.
Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
116.
Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
117.
Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
118.
Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
119.
Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
120.
Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
121.
Palmer Square Funds Trust
122.
Palmer Square Opportunistic Income Fund
123.
Partners Group Private Income Opportunities, LLC
124.
Perkins Discovery Fund, Series of World Funds Trust
125.
Philotimo Focused Growth and Income Fund, Series of World Funds Trust
126.
Plan Investment Fund, Inc.
127.
Point Bridge America First ETF, Series of ETF Series Solutions
128.
Precidian ETFs Trust
129.
Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
130.
Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
131.
Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.
Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.
Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
134.
Renaissance Capital Greenwich Funds
135.
REX ETF Trust
136.
Reynolds Funds, Inc.
137.
RMB Investors Trust
138.
Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
139.
Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
140.
Roundhill Ball Metaverse ETF, Series of Listed Funds Trust

141.
Roundhill Cannabis ETF, Series of Listed Funds Trust
142.
Roundhill ETF Trust
143.
Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
144.
Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
145.
Roundhill Video Games ETF, Series of Listed Funds Trust
146.
Rule One Fund, Series of World Funds Trust
147.
Russell Investments Exchange Traded Funds
148.
Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
149.
Six Circles Trust
150.
Sound Shore Fund, Inc.
151.
SP Funds Trust
152.
Sparrow Funds
153.
Spear Alpha ETF, Series of Listed Funds Trust
154.
STF Tactical Growth & Income ETF, Series of Listed Funds Trust
155.
STF Tactical Growth ETF, Series of Listed Funds Trust
156.
Strategic Trust
157.
Strategy Shares
158.
Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
159.
Tekla World Healthcare Fund
160.
Tema ETF Trust
161.
The 2023 ETF Series Trust
162.
The Community Development Fund
163.
The Cook & Bynum Fund, Series of World Funds Trust
164.
The Private Shares Fund
165.
The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
166.
Third Avenue Trust
167.
Third Avenue Variable Series Trust
168.
Tidal Trust I
169.
Tidal Trust II
170.
Tidal Trust III
171.
Tidal Trust IV
172.
TIFF Investment Program
173.
Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.
Timothy Plan International ETF, Series of The Timothy Plan

175.
Timothy Plan Market Neutral ETF, Series of The Timothy Plan
176.
Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
177.
Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.
Total Fund Solution
179.
Touchstone ETF Trust
180.
Trailmark Series Trust
181.
T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
182.
T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
183.
T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
184.
T-Rex 2x Long Ether Daily Target ETF
185.
U.S. Global Investors Funds
186.
Union Street Partners Value Fund, Series of World Funds Trust
187.
Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
188.
Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
189.
Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
190.
Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
191.
Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
192.
Virtus Stone Harbor Emerging Markets Income Fund
193.
Volatility Shares Trust
194.
WEBs ETF Trust
195.
Wedbush Series Trust
196.
Wellington Global Multi-Strategy Fund
197.
Wilshire Mutual Funds, Inc.
198.
Wilshire Variable Insurance Trust
199.
WisdomTree Trust
200.
XAI Octagon Floating Rate & Alternative Income Term Trust
(b)
The following table sets forth information concerning each director and officer of the Registrant’s principal underwriter, Foreside Fund Services, LLC. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, ME 04101.
Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None

Name	Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None
(c)
Not applicable
Item 33. Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the Registrant and Harbor Capital Advisors, Inc., which are located at 111 South Wacker Drive, 34th Floor, Chicago, IL 60606. Records also are maintained by the Funds’ Subadvisers at their respective locations identified in this Registration Statement.
Records relating to the duties of the Registrant’s custodian and transfer agent are maintained by State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111.
Item 34. Management Services
None
Item 35. Undertakings
None

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, the State of Illinois, on February 25, 2026.
Harbor ETF Trust
By: /s/ Charles F. McCain

Charles F. McCain
President and Trustee
Pursuant to the requirements of the Securities Act, this filing has been signed below by the following persons in the capacities and on the dates indicated.
Signatures	Title	Date
/s/ Charles F. McCain Charles F. McCain	President and Trustee (Principal Executive Officer)	February 25, 2026
/s/ Howard M. Reich Howard M. Reich	Treasurer	February 25, 2026
/s/ Anne F. Ackerley* Anne F. Ackerley	Trustee	February 25, 2026
/s/ Scott M. Amero* Scott M. Amero	Trustee	February 25, 2026
/s/ Donna J. Dean* Donna J. Dean	Trustee	February 25, 2026
/s/ Robert Kasdin* Robert Kasdin	Trustee	February 25, 2026
/s/ Kathryn L. Quirk* Kathryn L. Quirk	Trustee	February 25, 2026
/s/ Douglas J. Skinner* Douglas J. Skinner	Trustee	February 25, 2026
/s/ Ann M. Spruill* Ann M. Spruill	Trustee	February 25, 2026
/s/ Landis Zimmerman* Landis Zimmerman	Trustee	February 25, 2026
By* /s/ Charles F. McCain

 Charles F. McCain
 As Attorney-in-Fact
 Dated: February 25, 2026
* Pursuant to Powers of Attorney dated July 1, 2025 – filed with Post-Effective Amendment No. 79 on July 15, 2025